As filed with the Securities and Exchange Commission on June 8, 2017

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

KCAP FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

295 Madison Avenue, 6th Floor
New York, New York 10017
(212) 455-8300

(Address and Telephone Number of Principal Executive Offices)

Dayl W. Pearson
President and Chief Executive Officer
KCAP Financial, Inc.
295 Madison Avenue, 6th Floor
New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Harry S. Pangas, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W., Suite 700
Washington, DC 20001-3980
Telephone: (202) 383-0100
Facsimile: (202) 637-3593

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(7)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Warrants(4)
Debt Securities(5)
Total	$250,000,000	(6)	$28,975

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock as may be sold, from time to time.

(3)	Includes such indeterminate number of shares of common stock as may be issued, from time to time, upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.
(5)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $250,000,000.
(7)	Prior to filing this Registration Statement, $225,940,000 of securities remained unsold pursuant to the Registrant’s Form N-2 Registration Statement (File No. 333-187570), (the “Unsold Securities”), which was initially filed on March 27, 2013 and declared effective on May 23, 2013. Pursuant to Rule 457(p) under the Securities Act, the $30,818 fee paid to register the Unsold Securities is being used by the Registrant to offset against the currently due filing fee of $28,975 in connection with the registration of $250,000,000 of securities under this Registration Statement, and the remaining $1,843 may be used in future filings.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED June 8, 2017

Prospectus

$250,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

We are an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We have three principal areas of investment.

First, we originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies (the “Debt Securities Portfolio”).

Second, we have invested in asset management companies Katonah Debt Advisors, L.L.C and Trimaran Advisors, L.L.C. (collectively the “Asset Manager Affiliates”).

Third, we invest in debt and equity securities issued by collateralized loan obligation funds (“CLO Funds”) managed by our Asset Manager Affiliates or by other asset managers (the “CLO Fund”).

In our Debt Securities Portfolio, our investment objective is to generate current income and, to a lesser extent, capital appreciation from the investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million to $50 million and/or total debt of $25 million to $150 million. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and therefore we expect them to generate a stable stream of interest income. The investments in our Debt Securities Portfolio are all or predominantly below investment grade, which are often referred to as “junk,” and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to smaller companies or larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments.

With respect to our Asset Manager Affiliates investment, we expect to receive recurring cash distributions and to generate capital appreciation through the addition of new CLO Funds managed by our Asset Manager Affiliates. The Asset Manager Affiliates manage CLO Funds that invest in broadly syndicated loans, high-yield bonds and other credit instruments. Collectively, the Asset Manager Affiliates have approximately $3.2 billion of par value assets under management. The Asset Manager Affiliates are registered under the Investment Advisers Act of 1940, and are managed independently from the Company by a separate portfolio management team.

In addition, our investments in CLO Fund Securities, which are primarily made up of minority investments in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates, are anticipated to provide the Company with recurring cash distributions and complement the growth of our Asset Manager Affiliates.

We may offer, from time to time in one or more offerings, up to $250,000,000 of shares of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to collectively as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “KCAP.” On June 5, 2017, the last reported sales price on the NASDAQ Global Select Market for our common stock was $3.40 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of March 31, 2017 was $5.14.

Please read this prospectus and any accompanying prospectus supplement before investing and keep it for future reference. This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone at (212) 455-8300, or on our website at http://www.kcapinc.com. The information on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Shares of closed-end investment companies such as ours frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2017 Annual Meeting of Stockholders, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Sales of Common Stock Below Net Asset Value” in this prospectus.

Investing in our securities is speculative and involves numerous risks, including the risks associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if either this prospectus or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is        , 2017.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $250,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may change subsequent to such dates. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of this prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to this prospectus and any accompanying prospectus supplement.

i

KCAP Financial, Inc., our logo and other trademarks of KCAP Financial, Inc., mentioned in this prospectus are the property of KCAP Financial, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, the terms the “Company,” “KCAP Financial,” “we,” “us” and “our” refer to KCAP Financial, Inc., in each case together with our wholly-owned portfolio companies Katonah Debt Advisors, L.L.C., Trimaran Advisors, L.L.C. and Trimaran Advisors Management, L.L.C. “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C. and related affiliates controlled by us. “Trimaran Advisors” refers to Trimaran Advisors, L.L.C. and related affiliates controlled by us. “Trimaran Advisors Management” refers to Trimaran Advisors Management, L.L.C.

Overview

We are an internally managed, non-diversified closed-end investment company that is regulated as a Business Development Company, or “BDC”, under the Investment Company Act of 1940 (the “1940 Act”). We have three principal areas of investments:

First, the Company originates, structures, and invests in senior secured term loans and mezzanine debt primarily in privately-held middle market companies (the “Debt Securities Portfolio”). In addition, from time to time the Company may invest in the equity securities of privately held middle market companies.

Second, the Company has invested in asset management companies Katonah Debt Advisors, L.L.C. and Trimaran Advisors L.L.C. (collectively the “Asset Manager Affiliates”) that manage collateralized loan obligation funds (“CLO Funds”).

Third, the Company invests in debt and subordinated securities issued by CLOs (“CLO Fund Securities”). These CLO Fund Securities are primarily managed by our Asset Manager Affiliates, but from time-to-time the Company makes investments in CLO Fund Securities managed by other asset managers. The CLO Funds typically invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company may also invest in other investments such as loans to publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments.

In our Debt Securities Portfolio, our investment objective is to generate current income and, to a lesser extent, capital appreciation from the investments in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million to $50 million and/or total debt of $25 million to $150 million. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. The investments in our Debt Securities Portfolio are all or predominantly below investment grade, and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to smaller private companies or publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments.

From our Asset Manager Affiliates investment, we expect to receive recurring cash distributions and generate capital appreciation through the addition of new CLO Funds managed by our Asset Manager Affiliates. We may also seek to monetize our investment in the Asset Manager Affiliates if and when business conditions warrant. The Asset Manager Affiliates manage CLO Funds that invest in broadly syndicated loans, high-yield bonds and other credit instruments. The Asset Manager Affiliates are registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are each managed independently from KCAP by a separate management team (however, certain of the Company’s executive officers also act in similar capacities for one or both of the Asset Manager Affiliates).

In addition, our investments in CLO Fund Securities, which are primarily made up of minority investments in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates, are anticipated to provide the Company with recurring cash distributions and complement our investment in the Asset Manager Affiliates.

Because we are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment adviser, we do not pay investment advisory fees, but instead incur the operating costs associated with employing investment and portfolio management professionals.

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The 1940 Act also generally prohibits us from declaring any cash dividend or distribution on any class of our capital stock if our asset coverage is below 200% at the time of the declaration of the dividend or distribution.

Subject to market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. Because we also recognize the need to have funds available for operating our business and to make investments, we seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. As a result, we may hold varying amounts of cash and other short-term investments from time-to-time for liquidity purposes.

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary tax-basis taxable income or capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet the specified source-of-income and asset diversification requirements and distribute to our stockholders annually at least 90% of our net ordinary tax-basis taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

We were formed in August 2006, as Kohlberg Capital Corporation. In December 2006, we completed our initial public offering (“IPO”), which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock in exchange for the ownership interests of Katonah Debt Advisors, L.L.C. and certain CLO Fund Securities.

In April 2008, the Company completed a rights offering that resulted in the issuance of 3.1 million shares of our common stock, and net proceeds of $27 million.

On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), an asset manager similar to Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”), for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneous with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of March 31, 2017, the Asset Manager Affiliates had approximately $2.8 billion of par value assets under management.

On July 11, 2012, we changed our name from Kohlberg Capital Corporation to KCAP Financial, Inc.

On February 14, 2013, the Company completed a public offering of 5,232,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 682,500 shares of common stock, at a price of $9.75 per share, raising approximately $51.0 million in gross proceeds. In conjunction with this offering, the Company also sold 200,000 shares of common stock to a member of its Board of Directors, at a price of $9.31125 per share, raising approximately $1.9 million in gross proceeds.

On October 6, 2014, the Company priced a follow-on public offering of 3.0 million shares of its common stock at a price of $8.02 per share. The offering raised net proceeds of approximately $23.8 million, net of underwriting discounts and offering expenses.

Including employees of our Asset Manager Affiliates, we employ an experienced team of 15 investment professionals and 25 total staff members. Dayl W. Pearson, our President and Chief Executive Officer, and one of our directors, has been in the financial services industry for nearly 40 years. During the past 26 years, Mr. Pearson has focused almost exclusively on the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer with primary responsibility for the Debt Securities Portfolio, has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. Dominick J. Mazzitelli is the President and portfolio manager of the Asset Manager Affiliates. He has over 20 years of experience within the credit markets, with most of his career focused on the leveraged finance markets. Edward U. Gilpin, our Chief Financial Officer, Secretary and Treasurer, has been in financial services for over 30 years, with significant experience in overseeing the financial operations and reporting for asset management businesses, including the fair value accounting of CLO securities owned by them.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Financial Standards Board Accounting Standards Codification 946, Financial Services — Investment Companies (ASC 946), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in ASC 946 occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. Other than KCAP Funding, Kohlberg Capital Funding I LLC, KCAP Senior Funding I Holdings LLC and KCAP Senior Funding I LLC, none of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, at which point any gain or loss on exit is reclassified and recognized as a “Net Realized Gain (Loss) from Investments.”

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2017 was $5.14. On June 5, 2017, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $3.40. In addition, our 7.375% notes due 2019 (“7.375% Notes Due 2019”) are traded on the New York Stock Exchange under the symbol “KAP.” On June 5, 2017 the last reported price of our 7.375% Notes Due 2019, which have a par value of $25.00, was $25.70.

Investment Portfolio

Our investment portfolio generates investment income, which is generally used to pay principal and interest on our borrowings, operating expenses, and to fund our distributions to our stockholders. Our investment portfolio consists of three primary components: the Debt Securities Portfolio, the CLO Fund Securities and our investment in our wholly owned Asset Manager Affiliates.

Debt Securities Portfolio.  We target privately-held middle market companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will generate a current return through interest income to provide for stability in our shareholder distributions and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk by following our internal credit policies and procedures.

When we extend senior and junior secured term loans, we will generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is originated or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining an equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

Below are summary attributes for our Debt Securities Portfolio as of and for the period ended March 31, 2017:

•	represented approximately 66.9% of total investment portfolio;
•	contained credit instruments issued by corporate borrowers;
•	primarily comprised of senior secured and junior secured loans (82.7% and 16.2% of Debt Securities Portfolio, respectively);
•	spread across 25 different industries and 94 different entities;
•	average par balance per investment of approximately $2.5 million;
•	all issuers were current on their debt service obligations; and
•	weighted average interest rate of 7.0% on income producing debt investments.

Our investments generally average between $1 million to $20 million, although particular investments may be larger or smaller. The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. The size of our investments and maturity dates may vary as follows:

•	senior secured term loans from $2 to $20 million maturing in five to seven years;
•	second lien term loans from $5 to $15 million maturing in six to eight years;
•	senior unsecured loans from $5 to $23 million maturing in six to eight years;
•	mezzanine loans from $5 to $15 million maturing in seven to ten years; and
•	equity investments from $1 to $5 million.

Asset Manager Affiliates.  We expect to receive recurring cash distributions and seek to generate capital appreciation from our investment in our Asset Manager Affiliates. We may also seek to monetize our investment the Asset Manager Affiliates if and when business conditions warrant. As a manager of CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have provided a first loss guaranty in connection with loan warehouse arrangements for their future CLO Funds.

The periodic management fees that our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund, so long as the Asset Manager Affiliate manages the fund. As a result, the management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The management fees that our Asset Manager Affiliates receive generally have three contractual components: a senior management fee, a subordinated management fee and the possibility of an incentive management fee if certain conditions are met. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis. During 2016, two CLO Funds achieved the minimum investment return threshold and our Asset Manager Affiliates received incentive fees from those CLO Funds.

Subject to the conditions of the capital markets, we expect to continue to make investments in CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital, which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. See “Risk Factors” for a discussion of the risks relating to our ability to access the capital markets and the impact of certain risk retention rules which require that we or our Asset Manager Affiliates make and maintain certain minimum investments in CLO Funds managed by the Asset Manager Affiliates.

The after-tax net free cash flow that our Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying their expenses pursuant to an overhead allocation agreement with the Company associated with their operations, including compensation of their employees, may be distributed to us. Distributions from our Asset Manager Affiliates’ tax basis earnings and profits are recorded as “Dividends From Asset Manager Affiliates” in our financial statements when declared. From time to time our Asset Manager Affiliates may distribute cash in excess of tax basis earnings and profits. This excess is deemed a return of capital (“ROC”) and is recorded in “unrealized gains (losses)” on the statement of operations.

Below are summary attributes for our Asset Manager Affiliates, as of and for the period ended March 31, 2017:

•	represented approximately 10.4% of total investment portfolio;
•	had approximately $2.8 billion par value of assets under management;
•	receive contractual and recurring asset management fees based on par value of managed investments;
•	may receive an incentive management fee from a CLO Fund, provided that the CLO Fund achieves a minimum designated return on investment. In 2016, two such funds paid incentive fees to our Asset Manager Affiliates;
•	distributions paid by our Asset Manager Affiliates are an additional source of cash to pay our distributions to our stockholders and service our debt obligations; and
•	for the three month period ended March 31, 2017, we received a cash distribution of approximately $650,000, which was recognized as a return of capital.

CLO Fund Securities.  Subject to the conditions of the capital markets, we expect to continue to make investments in the CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income.

Below are summary attributes for our CLO Fund Securities, as of and for the period ended March 31, 2017, unless otherwise specified:

•	CLO Fund Securities represented approximately 15% of total investment portfolio;

•	97.4% of CLO Fund Securities Portfolio represented investments in subordinated securities or equity securities issued by CLO Funds and 2.6% of CLO Fund Securities Portfolio was a rated note;
•	all CLO Funds invested primarily in credit instruments issued by corporate borrowers;
•	GAAP-basis investment income of $3.1 million; cash distributions received of approximately $2.9 million (approximately $2.2 million taxable distributable income, $710,000 tax return of capital to KCAP).

RISK FACTORS

Investing in us involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in us. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 15.

Risks Related to Economic Conditions

•	Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.
•	The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.
•	Uncertainty about the financial stability of the United States and abroad could have a significant adverse effect on our business, financial condition and results of operations.

Risks Related to Our Business and Structure

•	In the past, we have identified a material weakness in our internal control over financial reporting. Our failure to establish and maintain effective internal control over financial reporting could result in material misstatements in our financial statements, our failure to meet our reporting obligations and cause investors to lose confidence in our reported financial information, which in turn could cause the trading price of our securities to decline.
•	We are dependent upon our senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities.
•	If we are unable to source investments effectively, we may be unable to achieve our investment objective and provide returns to stockholders.
•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	We may have difficulty paying our distributions to maintin RIC status if we recognize income before or without receiving cash equal to such income.
•	Our Asset Manager Affiliates may incur losses as a result of “first loss” agreements that they may enter into from time-to-time in connection with warehousing credit arrangements which may be put in place prior to raising a CLO Fund and pursuant to which they would typically agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.
•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available to make distributions.
•	We may experience fluctuations in our quarterly and annual operating results and credit spreads.
•	We are exposed to risks associated with changes in interest rates and spreads.

•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
•	Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.
•	Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.
•	We may from time to time expand our business through acquisitions, which could disrupt our business and harm our financial condition.
•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
•	Pending legislation may allow us to incur additional leverage.
•	Our businesses may be adversely affected by litigation and regulatory proceedings.
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
•	Changes in the laws or regulations governing our business and the business of our Asset Manager Affiliates, or changes in the interpretations thereof, and any failure by us or our Asset Manager Affiliates to comply with these laws or regulations, could negatively affect the profitability of our operations.
•	If we do not invest a sufficient portion of our assets in Qualifying Assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
•	Our ability to enter into transactions with our affiliates is restricted.
•	A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.
•	We will be subject to corporate-level U.S. federal income taxes if we are unable to qualify as a RIC under Subchapter M of the Code.
•	Proposed regulations may impact our ability to qualify as a RIC if we do not receive timely distributions from our CLO investments.
•	Our business and operations could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

Risks Associated with Our Information Technology Systems

•	Disruptions in current systems or difficulties in integrating new systems.
•	If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which impair our liquidity, disrupt our business, damage our reputation and cause losses.

Risks Related to Our Debt Securitization Financing Transactions

•	We are subject to certain risks as a result of our indirect interests in the subordinated notes and membership interests of KCAP Senior Funding I, LLC.
•	The subordinated notes and membership interests of the Issuer are subordinated obligations of the Issuer.
•	The Issuer may fail to meet certain coverage tests.

•	We may not receive cash on our equity interests in the Issuer.
•	A significant portion of the assets reflected on our financial statements are held by the Issuer and are subject to security interests under the senior secured notes issued by the Issuer and if it defaults on its obligations under the senior secured notes we and the Issuer may suffer adverse consequences, including foreclosure on those assets.

Risks Related to Our Investments

•	Our investments may be risky, and you could lose all or part of your investment.
•	Our portfolio investments for which there is no readily available market, including our investment in our Asset Manager Affiliates and our investments in CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
•	Defaults by our portfolio companies could harm our operating results.
•	When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.
•	We may have limited access to information about privately held companies in which we invest.
•	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.
•	We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.
•	Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.
•	Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•	Our investments in equity securities involve a substantial degree of risk.
•	The lack of liquidity in our investments may adversely affect our business.
•	Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
•	We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.
•	If our Asset Manager Affiliates do not meet certain risk retention requirements, they may not be able to sponsor and manage new CLOs, which would negatively impact our results of operations and financial conditions.

Risks Relating to an Offering of Our Securities

•	We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.
•	There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.
•	We may allocate the net proceeds from an offering in ways with which you may not agree.
•	The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.
•	Terms relating to redemption may materially adversely affect the return on any debt securities.
•	Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

Our Corporate Information

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kcapfinancial.com. The information contained in our website is not incorporated by reference into this Annual Report. We make available on or through our website certain reports and amendments to those reports that we file with or furnish to the SEC in accordance with the Securities Exchange Act of 1934 (the “Exchange Act”). These include our annual reports on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K. We make this information available on our website free of charge as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC.

THE OFFERING

We may offer, from time to time, up to $250,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to any offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding any offering of our securities:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we expect to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies and CLO Fund Securities in accordance with our investment objective and strategies described elsewhere in this prospectus. See “Use of Proceeds.”
NASDAQ Global Select Market symbol
“KCAP”
Taxation
We have elected to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code of and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or realized capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.
Leverage
We have issued various types of debt, and in the future may borrow from, and/or issue additional senior securities (such as preferred or convertible debt securities or debt securities) to, banks and other lenders and investors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of Common Stock Below Net Asset Value
The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2017 Annual Meeting of Stockholders, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan.
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.
Available Information
We are required to file annual, quarterly and current periodic reports, proxy statements and other information with the SEC. This information is available in the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.
Risk Factors
Your investment in our securities involves a high degree of risk and should be considered highly speculative. See “Risk Factors” in this prospectus for a discussion of factors you should carefully consider before investing in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with an offering of our securities pursuant to this prospectus and the attached prospectus supplement for that offering. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)
Sales Load	—	%(1)
Offering Expenses	—	%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Total Stockholder Transaction Expenses	—%
ANNUAL EXPENSES (as a percentage of net assets attributable to common stock)
Operating Expenses	3.71	%(4)
Interest Payments on Borrowed Funds	4.56	%(5)
Other Expenses	1.25	%(6)
Total Annual Expenses	9.52	%(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.5% (the estimated underwriting discount to be paid by us with respect to common stock sold by us in an offering).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$156	$364	$572	$1,092

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(5)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments required under our outstanding indebtedness.
(6)	“Other expenses” include our overhead and administrative expenses.
(7)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, all of which are included in this fee table presentation.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data for the years ended December 31, 2016, 2015, 2014, 2013 and 2012 is derived from our audited financial statements and for the three months ended March 31, 2017 is derived from our unaudited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Three Months Ended March 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(1)	Year Ended December 31, 2014(1)	Year Ended December 31, 2013(1)	Year Ended December 31, 2012(1)
Income Statement Data:
Interest and related portfolio income:
Interest and Dividends	$7,663,753	$34,131,571	$39,811,558	$34,802,690	$33,144,195	$29,821,676
Fees and other income	110,644	668,527	366,859	934,871	305,376	304,882
Dividends from Asset Manager Affiliates	—	1,400,000	5,348,554	5,467,914	5,735,045	1,214,998
Total interest and related portfolio income	7,774,397	36,200,098	45,526,971	41,205,475	39,184,616	31,341,556
Expenses:
Interest and amortization of debt issuance costs	2,180,972	9,110,603	11,727,880	11,538,179	10,116,271	6,976,018
Compensation	1,225,735	4,103,558	3,843,799	4,951,745	4,630,481	3,172,814
Other	1,149,551	4,495,942	5,772,502	4,594,983	4,563,749	4,344,611
Total operating expenses	4,556,258	17,710,103	21,344,181	21,084,907	19,310,501	14,493,443
Net Investment Income	3,218,139	18,489,995	24,182,790	20,120,568	19,874,115	16,848,113
Realized and unrealized gains (losses) on investments:
Net realized gains (losses)	43,938	(6,341,678)	(6,647,478)	(11,132,491)	(12,627,314)	(3,232,974)
Net change in unrealized gains (losses)	(2,876,525)	(13,188,048)	(36,169,870)	6,045,517	9,976,171	12,510,641
Total net gains (losses)	(2,832,587)	(19,529,726)	(42,817,348)	(5,086,974)	(2,651,143)	9,277,667
Net increase (decrease) in net assets resulting from operations	$385,552	$(1,039,731)	$(18,634,558)	$15,033,594	$17,222,972	$26,125,779
Per Share:
Earnings per common share — basic	$0.01	$(0.03)	$(0.50)	$0.44	$0.53	$1.00
Earnings per common share — diluted	$0.01	$(0.03)	$(0.50)	$0.43	$0.53	$0.95
Net investment income per share — basic	$0.09	$0.50	$0.65	$0.59	$0.62	$0.65
Net investment income per share — diluted	$0.09	$0.50	$0.65	$0.58	$0.62	$0.64
Distributions declared per common share	$0.12	$0.57	$0.78	$1.00	$1.06	$0.94
Taxable Distributable Income per basic share	$0.06	$0.40	$0.63	$0.78	$0.70	$0.77
Balance Sheet Data:
Investment assets at fair value	$355,176,313	$366,471,304	$409,570,495	$479,706,494	$440,549,994	$312,044,763
Total assets	$370,267,429	$381,371,983	$421,204,697	$505,180,218	$453,340,638	$316,277,452
Total debt outstanding(1)	$175,957,365	$175,584,570	$201,103,761	$218,618,014	$186,760,623	$98,416,979
Stockholders' equity	$191,429,890	$194,924,925	$216,100,470	$255,316,701	$250,369,693	$207,875,659
Net asset value per common share	$5.14	$5.24	$5.82	$6.94	$7.51	$7.85
Common shares outstanding at end of period	37,209,649	37,178,294	37,100,005	36,775,127	33,332,123	26,470,408
Other Data:
Investments funded	$35,749,730	$75,724,590	$130,954,741	$235,905,130	$243,966,586	$123,165,150
Principal collections related to investment repayments or sales	$33,740,070	$129,191,854	$129,793,338	$193,554,964	$94,197,886	$104,556,500
Number of portfolio investments at period end	122	125	130	141	126	88
Weighted average yield of income producing debt investments	7.0%	7.0%	7.4%	7.3%	7.3%	7.5%

(1)	Amounts for years 2015 and prior have been restated in accordance with accounting standard update 2015-03, “Simplifying the Presentation of Debt Issuance Costs.”

RISK FACTORS

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus and any accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In the event of economic recessions and downturns, the financial results of middle-market companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative financial trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in payment-in-kind interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, beginning in the second half of 2015 and continuing into 2016, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which we participate. In addition, the referendum by British voters to exit the European Union (“Brexit”) in June 2016 has led to further disruption and instability in the global markets. The potential impact of the results of the 2016 U.S. Presidential and congressional election and resulting uncertainties regarding possible policies that could be implemented has also led to further disruption and instability in the global markets. There can be no assurance these market conditions will not continue or worsen in the future.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States, China and several countries in the European Union could have a significant adverse effect on our business, financial condition and results of operations.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China’s currency. Since then, the Chinese capital markets have continued to experience periods of instability. In June 2016, British voters passed a referendum to exit the European Union leading to heightened volatility in global markets and foreign currencies. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. Additionally, the Federal Reserve raised the Federal Funds Rate in December 2015 and again in December 2016, and has announced its intention to continue to raise the federal funds rate over time. These developments, along with the United States government’s credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

Risks Related to Our Business and Structure

Ineffective internal controls could impact our business and operating results.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

We are dependent upon our senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior management team. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Additionally, the management agreements governing some of the CLO funds managed by our Asset Manager Affiliates have “key person” provisions that provide certain CLO investors with rights upon the departure of a “key person”, as defined in each agreement. As a result, the departure of a “key person” could trigger a material change in the Asset Manager Affiliate’s role in managing the CLO Funds, and therefore KCAP’s financial benefits from its investments in the Asset Manager Affiliates.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make. We compete with other BDCs, as well as a number of investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are lower than the rates we typically offer. We may lose prospective portfolio investments if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected.

If we are unable to source investments effectively, we may be unable to achieve our investment objectives and provide returns to stockholders.

Our ability to achieve our investment objective depends on our senior management team’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team may also be called upon to focus their attention on other aspects of our business, including strategic opportunities available to us and/or the Asset Manager Affiliates from time to time. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to source investments effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our senior management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our senior management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our senior management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may have difficulty paying distributions required to maintain our RIC status if we recognize income before or without receiving cash equal to such income.

In accordance with the Code, we include in income certain amounts that we have not yet received in cash, such as contracted non-cash PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted non-cash PIK arrangements are included in income for the period in which such non-cash PIK interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments generally are valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants is allocated to the warrants that we receive. This generally results in the associated debt investment having “original issue discount” for tax purposes, which we must recognize as ordinary income as it accrues. This increases the amounts we are required to distribute to maintain our qualification for tax treatment as a RIC. Because such original issue discount income might exceed the amount of cash received in a given year with respect to such investment, we might need to obtain cash from other sources to satisfy such distribution requirements. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Business — Regulation — Taxation as a Regulated Investment Company.”

Our Asset Manager Affiliates may incur losses as a result of “first loss” agreements that they may enter into from time-to-time in connection with warehousing credit arrangements which may be put in place prior to raising a CLO Fund and pursuant to which they would typically agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

Our Asset Manager Affiliates enter into “first loss” agreements in connection with warehouse credit lines established to fund the initial accumulation of loan investments for future CLO Funds that our Asset Manager Affiliates will manage. Under such agreements, our Asset Manager Affiliates generally make a junior investment in a warehouse facility, which serves as a loss buffer for the senior capital provider. Such junior investment may be subject to losses (either in whole or in part) that stem from factors including (i) losses as a result of individual loan or other investments being ineligible for purchase by the CLO Fund (typically due to a payment default on such loan or other investments) when such fund formation is completed or (ii) if the CLO Fund has not been completed before the expiration of the warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of such loans funded by the warehouse credit line, or (iii) realized losses from trading activity within the warehouse facility. As a result, our Asset Manager Affiliates may incur losses if loans and debt obligations, if applicable, that had been purchased in the warehouse facility become ineligible for inclusion in the CLO Fund or if a planned CLO Fund does not close.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available to make distributions.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available to pay dividends or interest and principal on our securities and could cause you to lose all or part of your investment.

We may experience fluctuations in our quarterly and annual operating results and credit spreads.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire (which could stem from the general level of interest rates, credit spreads, or both), the default rate on such securities, prepayment upon the triggering of covenants in our middle market loans as well as our CLO Funds, our level of expenses, variations in and timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates and spreads.

Changes in interest rates may have a substantial negative impact on our investments, the value of our securities and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. An increase in interest rates due to an increase in credit spreads, regardless of general interest rate fluctuations, could also negatively impact the value of any investments we hold in our portfolio.

In addition, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We have issued senior securities, and in the future may borrow from, or issue additional senior securities (such as preferred or convertible securities or debt securities) to, banks and other lenders and investors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. Lenders and holders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. Leverage is generally considered a speculative investment technique. Any increase in our income in excess of interest payable on our outstanding indebtedness would cause our net income to increase more than it would have had we not incurred leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distributions to our stockholders and service our debt obligations. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage. There can be no assurance that our leveraging strategy will be successful.

Our outstanding indebtedness imposes, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(23.2)%	(13.6)%	(3.9)%	5.8%	15.4%

(1)	Assumes $370 million in total assets, $181 million in debt outstanding, $191 million in net assets, and an average cost of funds of 4.12%. Actual interest payments may be different. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2017 net assets of at least 4.2%.

In addition, our debt facilities may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing. In this regard, the administration of LIBOR is now the responsibility of NYSE Euronext Rates Administration Limited.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.

With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing or issuance. As of March 31, 2017, our asset coverage ratio was 203%. The amount of leverage that we employ in the future will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. As a result of the level of our leverage:

•	our exposure to risk of loss is greater if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments has a greater negative impact on our equity returns and, therefore, the value of our business if we did not use leverage;
•	the decrease in our asset coverage ratio resulting from increased leverage and the covenants contained in documents governing our indebtedness (which may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act) limit our flexibility in planning for, or reacting to, changes in our business and industry, as a result of which we could be required to liquidate investments at an inopportune time;
•	we are required to dedicate a portion of our cash flow to interest payments, limiting the availability of cash for dividends and other purposes; and
•	our ability to obtain additional financing in the future may be impaired.

We cannot be sure that our leverage will not have a material adverse effect on us. In addition, we cannot be sure that additional financing will be available when required or, if available, will be on terms satisfactory to us. Further, even if we are able to obtain additional financing, we may be required to use some or all of the proceeds thereof to repay our outstanding indebtedness.

Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to continue to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of U.S. federal income taxes, we intend to continue to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable U.S. federal income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, in order to incur new debt, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%, as measured immediately after issuance of such security. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of such borrowings. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities.

We may from time to time expand our business through acquisitions, which could disrupt our business and harm our financial condition.

We may pursue potential acquisitions of, and investments in, businesses complementary to our business and from time to time engage in discussions regarding such possible acquisitions. For example, in February 2012, we completed the acquisition of Trimaran Advisors. Such acquisition and any other acquisitions we may undertake involve a number of risks, including:

•	failure of the acquired businesses to achieve the results we expect;
•	substantial cash expenditures;
•	diversion of capital and management attention from operational matters;
•	our inability to retain key personnel of the acquired businesses;
•	incurrence of debt and contingent liabilities and risks associated with unanticipated events or liabilities; and
•	the potential disruption and strain on our existing business and resources that could result from our planned growth and continuing integration of our acquisitions.

If we fail to properly evaluate acquisitions or investments, we may not achieve the anticipated benefits of such acquisitions, we may incur costs in excess of what we anticipate, and management resources and attention may be diverted from other necessary or valuable activities. Any acquisition, including the Trimaran Advisors acquisition, may not result in short-term or long-term benefits to us. If we are unable to integrate or successfully manage any business that we acquire, we may not realize anticipated cost savings, improved efficiencies or revenue growth, which may result in reduced profitability or operating losses.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business and operating results. Nevertheless, the effects may adversely affect our business and they could negatively impact our ability to pay you dividends and could cause you to lose all or part of your investment in our securities.

Pending legislation may allow us to incur additional leverage.

As a BDC under the 1940 Act, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation introduced in the U.S. House of Representatives, if eventually passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%, as proposed. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

Our businesses may be adversely affected by litigation and regulatory proceedings.

From time to time, we may be subject to legal actions as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas. In any such claims or actions, demands for substantial monetary damages may be asserted against us and may result in financial liability or an adverse effect on our reputation among investors. We may be unable to accurately estimate our exposure to litigation risk when we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations or financial condition. In regulatory enforcement matters, claims for disgorgement, the imposition of penalties and the imposition of other remedial sanctions are possible.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such issuance or incurrence. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

All of the costs of offering and servicing such debt or preferred stock (if issued by us in the future), including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our board of directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of KCAP and its stockholders, and our stockholders approve, giving us the authority to do so. Although we currently do not have such authorization, we previously sought and received such authorization from our stockholders in the past and may seek such authorization in the future. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition to issuing securities to raise capital as described above, we may securitize a portion of the loans generate cash for funding new investments. If we are unable to successfully securitize our loan portfolio our ability to grow our business and fully execute our business strategy and our earnings (if any) may be adversely affected. Moreover, even successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business and the business of our Asset Manager Affiliates, or changes in the interpretations thereof, and any failure by us or our Asset Manager Affiliates to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, Registered Investment Advisers (such as our Asset Manager Affiliates), RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations as well as the rules of the stock exchange on which our securities are listed, and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. The various regulatory bodies, including the SEC and the NASDAQ Global Select Market, that administer these laws and regulations have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations.

In addition, as registered investment advisers, the Asset Manager Affiliates are subject to new and existing regulations, regulatory risks, costs and expenses associated with operating as registered investment advisers that may limit their ability to operate, structure or expand their businesses in the future. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Moreover, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has increased and may significantly increase the regulation of the financial services industry. The Dodd-Frank Act contains a broad set of provisions designed to govern the practices and oversight of financial institutions and other participants in the financial markets. One such provision, Section 619 of the Dodd-Frank Act, commonly referred to as the Volcker Rule, contains certain prohibitions and restrictions on the ability of a “banking entity” — which includes insured depository institutions, bank holding companies, foreign banking entities regulated by the Federal Reserve Board and their respective affiliates — and nonbank financial company supervised by the Federal Reserve to engage in proprietary trading and have certain interests in, or relationships with certain private funds (“covered funds”). Under the final regulations implementing the Volcker Rule, which were adopted in December 2013, many CLOs will be covered funds if they invest, or are permitted to invest, in assets other than loans, certain cash equivalents and interest rate or currency hedges. As a result, many banking entities, including many U.S. and non-U.S. broker-dealers with affiliated banks, may be unable to invest in, or in some cases to make a market in, the securities of CLOs in which we have invested, which may reduce liquidity in these securities and have a material adverse effect on their valuation. Moreover, the Volcker Rule regulations may affect the market for CLOs such that our Asset Manager Affiliates may be unable to establish, or to obtain warehouse funding for, new CLOs that would be covered funds. If our Asset Manager Affiliates establish CLOs that are structured not to be covered funds and thus do not permit investments in customary assets such as corporate bonds, asset-backed securities or synthetic investments, and we invest in such CLOs, the ability of our Asset Manager Affiliates to manage such CLOs will be constrained by those limitations, which could materially adversely affect any investments we make in such CLOs.

In October 2014, the SEC, the FDIC, the Federal Reserve and certain other prudential banking regulators adopted final rules mandating risk retention for securitizations, including CLOs, which became effective on December 24, 2016. Under the final risk-retentions rules, our Asset Manager Affiliates (or a majority-owned affiliate of such entities, including the Company) will be required to hold interests equal to 5% of the fair value of any CLO they sponsor (unless the CLO invests only in certain qualifying loans, which we do not expect to be the case) and would be prohibited from selling or hedging those interests in accordance with the limitations on such sales or hedges set forth in the final rule. Our Asset Manager Affiliates (or a majority-owned affiliate of such entities, including the Company) will need to have the requisite capital to hold such interests as a condition to their ability to sponsor new CLOs, and the restrictions on hedging such interests may create greater risk with respect to those interests.

Our Asset Manager Affiliates’ (or a majority owned affiliate’s) investments in such CLOs, or their inability to invest in such CLOs (and thus inability to sponsor them) could each have a material adverse effect upon our business, results of operations or financial condition.

In April 2010, the SEC proposed revised rules for asset-backed securities offerings (“Regulation AB II”) that, if adopted, would substantially change the disclosure, reporting and offering process for public and private offerings of asset-backed securities, including CLOs. The proposed rules, if adopted, would have required significant additional disclosures and would have altered the safe-harbor standards for the private placement of asset-backed securities to impose informational requirements similar to those that would apply to registered public offerings of such securities. The application of such informational requirements to CLOs, which have not historically been publicly registered, was unclear. On August 27, 2014, the SEC adopted a set of Regulation AB II final rules that was limited to asset-backed securities that were publicly registered. These rules impose changes to the offering process for publicly registered asset-backed securities and require disclosure of loan-level data for a subset of classes addressed in the proposed rules, but do not at this time extend to privately offered CLOs. However, the SEC has indicated that many aspects of the rule proposals, including the expansion of loan-level or grouped data disclosure requirements to additional asset classes and the possible application of the rules to private offerings of securities, remain under active consideration. The timing of the adoption of any additional final rules, their application to privately offered securities in general and to CLOs in particular, the cost of compliance with such rules, and whether compliance would compromise proprietary methods or strategies of our Asset Manager Affiliates, is currently unclear.

Other financial reform regulations, including regulations requiring clearing and margining of swap transactions, which may affect our ability to enter into hedging transactions; changes in the definition and regulation of commodity pool operators and commodity trading advisors, which could subject our Asset Manager Affiliates to additional regulations; leveraged lending guidance that may affect the ways in which banking institutions originate the loans in which we and our affiliates invest; heightened regulatory capital and liquidity requirements for banks that may affect our ability to borrow on reasonable terms; and non-US regulations of financial market participants that may overlap, expand upon or be inconsistent with US regulations may all have material adverse effects on our business.

If we do not invest a sufficient portion of our assets in Qualifying Assets, we could be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than Qualifying Assets for purposes of the 1940 Act unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets”. See “Business — Regulation”.

We believe that most of the senior loans and mezzanine investments that we acquire constitute “qualifying assets.” However, investments in the securities of CLO Funds generally do not constitute “qualifying assets,” and we may invest in other assets that are not “qualifying assets.” If we do not invest a sufficient portion of our assets in “qualifying assets,” we may be precluded from investing in what we believe are attractive investments, which would have a material adverse effect on our business, financial condition and results of operations. These restrictions could also prevent us from making investments in the equity securities of CLO Funds, which could limit our Asset Manager Affiliates’ ability to organize new CLO Funds. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

Our business and operations could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or stockholder activism, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

We will be subject to corporate-level U.S. federal income taxes if we are unable to qualify as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan, indenture and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income taxes.
•	The source income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” If we do not satisfy the diversification requirements as of the end of any quarter, we will not lose our status as RIC provided that (i) we satisfied the requirements in a prior quarter and (ii) our failure to satisfy the requirements in the current quarter is not due in whole or in part to an acquisition of any security or other property.

Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income taxes, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on our stockholders.

Proposed regulations may impact our ability to qualify as a RIC if we do not receive timely distributions from our CLO investments.

We may be required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are passive foreign investment companies (“PFICs”) for which we have made a qualifying electing fund (“QEF”) election or are controlled foreign corporations (“CFCs”). To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code (the “90% Income Test”). Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

Risks Associated with Our Information Technology Systems

We rely on various information technology systems to manage our operations. Information technology systems are subject to numerous risks including unanticipated operating problems, system failures, rapid technological change, failure of the systems that operate as anticipated, reliance on third party computer hardware, software and IT service providers, computer viruses, telecommunication failures, data breaches, denial of service attacks, spamming, phishing attacks, computer hackers and other similar disruptions, any of which could materially adversely impact our consolidated financial condition and results of operations. Additional risks include, but are not limited to, the following:

Disruptions in current systems or difficulties in integrating new systems.

We regularly maintain, upgrade, enhance or replace our information technology systems to support our business strategies and provide business continuity. Replacing legacy systems with successor systems, making changes to existing systems or acquiring new systems with new functionality have inherent risks including disruptions, delays, or difficulties that may impair the effectiveness of our information technology systems.

If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which impair our liquidity, disrupt our business, damage our reputation and cause losses.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We are subject to cybersecurity risks. Information cyber security risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties, which could result in significant losses or reputational damage. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We currently do not maintain insurance coverage relating to cybersecurity risks, and we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Risks Related to Our Debt Securitization Financing Transactions

We are subject to certain risks as a result of our indirect interests in the subordinated notes and membership interests of KCAP Senior Funding I, LLC.

On June 18, 2013, KCAP Senior Funding I, LLC, a specialty finance subsidiary of the Company, was capitalized through the issuance of $140 million of notes (the “KCAP Senior Funding I Notes”). In December 2014, KCAP Senior Funding I, LLC, issued an additional $56 million of notes. The KCAP Senior Funding I Notes are backed by a diversified portfolio of bank loans.

Under the terms of the master loan sale agreement governing the debt securitization financing transaction, (1) we sold and/or contributed to KCAP Senior Funding I Holdings, LLC (“Holdings”) all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement and (2) Holdings, in turn, sold and/or contributed to KCAP Senior Funding I, LLC (the “Issuer”) all of its ownership interest in such portfolio loans and participations for the purchase price and the consideration set forth in the master loan sale agreement. Following these transfers, the Issuer, and not Holdings or us, held all of the ownership interest in such portfolio loans and participations. As a result of the debt securitization financing transaction, we hold indirectly through Holdings all of the subordinated notes and membership interests of the Issuer. As a result, we consolidate the financial statements of Holdings and the Issuer in our consolidated financial statements. Because Holdings and the Issuer are disregarded as entities separate from its owner for U.S. federal income tax purposes, each of the sale or contribution of portfolio loans by us to Holdings, and the sale of portfolio loans by Holdings to the Issuer, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

The subordinated notes and membership interests of the Issuer are subordinated obligations of the Issuer.

The subordinated notes of the Issuer are the junior class of notes issued by the Issuer, are subordinated in priority of payment to the secured notes issued by the Issuer and are subject to certain payment restrictions set forth in the indenture governing the notes of the Issuer. Therefore, Holdings only receives cash distributions on the subordinated notes if the Issuer has made all cash interest payments on the secured notes it has issued, and we only receive cash distributions in respect of our indirect ownership of the Issuer to the extent that Holdings receives any cash distributions in respect of its direct ownership of the Issuer. The subordinated notes of the Issuer are also unsecured and rank behind all of the secured creditors, known or unknown, of the

Issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of either the Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the subordinated notes of such securitization issuer at their redemption could be reduced. Accordingly, our investment in the Issuer may be subject to complete loss.

The membership interests in the Issuer represent all of the residual economic interest in the Issuer. As such, the holder of the membership interests of the Issuer is the residual claimant on distributions, if any, made by the Issuer after holders of all classes of notes issued by the Issuer have been paid in full on each payment date or upon maturity of such notes under the debt securitization financing transaction documents.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture governing the notes of the Issuer, the secured notes of the Issuer then outstanding will be paid in full before any further payment or distribution on the subordinated notes of the Issuer. In addition, if an event of default occurs, holders of a majority of the most senior class of secured notes then outstanding will be entitled to determine the remedies to be exercised under the indenture, subject to the terms of the indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the Issuer, the trustee or holders of a majority of the most senior class of secured notes of the Issuer then outstanding may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the Issuer. If at such time the portfolio loans of the Issuer were not performing well, the Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the subordinated notes of the Securitization Issuer, or to pay a dividend to holders of the membership interests of the Issuer.

Remedies pursued by the holders of the secured notes of the Issuer could be adverse to the interests of the holders of the subordinated notes of the Issuer, and the holders of such secured notes will have no obligation to consider any possible adverse effect on such other interests. Thus, any remedies pursued by the holders of the secured notes of the Issuer may not be in our best interests and we may not receive payments or distributions upon an acceleration of the secured notes. Any failure of the Issuer to make distributions on the subordinated notes we hold, directly or indirectly, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to allow our qualification as a RIC.

The Issuer may fail to meet certain coverage tests.

Under the documents governing the debt securitization financing transaction, there are two coverage tests applicable to the secured notes. The first such test compares the amount of interest received on the portfolio loans held by the Issuer to the amount of interest payable in respect of the secured notes of the Issuer. To meet this test at any time, interest received on the portfolio loans must equal at least 127% to 150% (based upon a graduated scale for the most senior class of secured notes then outstanding as provided for in the indenture) of the interest payable in respect of the secured notes of the Issuer. The second such test compares the principal amount of the portfolio loans held by the Issuer to the aggregate outstanding principal amount of the secured notes of the Issuer. To meet this test at any time, the aggregate principal amount of the portfolio loans held by the Issuer must equal at least 124% to 147% (based upon a graduated scale for the most senior class of secured notes then outstanding as provided for in the indenture) of the outstanding principal amount of the secured notes of the Issuer. If either coverage test is not satisfied, interest and principal received by the Issuer are diverted on the following payment date to pay the most senior class or classes of secured notes to the extent necessary to cause all coverage tests to be satisfied on a pro forma basis after giving effect to all payments made in respect of the notes, which, with respect to the payment of any principal amount of the secured notes, we refer to as a mandatory redemption. If any coverage test with respect to the secured notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the Issuer and the holders of its subordinated notes will instead be used to redeem first the secured notes of the Issuer, to the extent necessary to satisfy the applicable coverage tests.

We may not receive cash on our equity interests in the Issuer.

We receive cash from the Issuer only to the extent that we or Holdings, as applicable, receives payments on the subordinated notes or membership interests of the Issuer. The Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the notes, which generally provides that principal payments on the subordinated notes may not be made on any payment date unless all amounts owing under the secured notes issued under such indenture are paid in full. In addition, if the Issuer does not meet the coverage tests set forth in the documents governing the debt securitization financing transaction, cash would be diverted from the subordinated notes of the Issuer to first pay the secured notes of the Issuer in amounts sufficient to cause such tests to be satisfied. In the event that we fail to directly or indirectly receive cash from the Issuer, we could be unable to make distributions in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions. However, the indenture places significant restrictions on the Issuer’s ability to sell investments. As a result, there may be times or circumstances during which the Issuer is unable to sell investments or take other actions that might be in our best interests.

A significant portion of the assets reflected on our financial statements are held by the Issuer and are subject to security interests under the senior secured notes issued by the Issuer and if it defaults on its obligations under the senior secured notes we and the Issuer may suffer adverse consequences, including foreclosure on those assets.

In connection with our debt securitization financing transaction, we transferred all of our interests in certain portfolio loans to the Issuer. In doing so, we transferred any right we previously had to the payments made on such portfolio loans in exchange for 100% of the residual interests in the Issuer. As a result, we face a heightened risk of loss due to the impact of leverage utilized by the Issuer, which would have the effect of magnifying the impact on us of a loss on any portfolio loan held by the Issuer. In addition, while we serve as the collateral manager for the Issuer, which provides us with the authority to enforce payment obligations and loan covenants of the portfolio loans that we transferred to the Issuer, we are required to exercise such authority for the interests of the Issuer, rather than for our own interests alone.

The structure of the debt securitization financing transaction is intended to prevent, in the event of our bankruptcy or the bankruptcy of Holdings, the consolidation for purposes of such bankruptcy proceedings of the Issuer with our operations or those of Holdings. If the true sale of these assets were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the debt securitization financing transaction, which would equal the full amount of debt of the Issuer reflected on our consolidated balance sheet. In addition, we cannot assure that the recovery in the event we were consolidated with the Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as a direct or indirect.

As of March 31, 2017, $194 million of the assets that are reflected on our consolidated financial statements were held by the Issuer and pledged as collateral under the senior secured notes issued by the Issuer. If the Issuer defaults on its obligations under the senior secured notes, the holders of the senior secured notes may have the right to foreclose upon and sell, or otherwise transfer, the Issuer’s assets. In such event, we and the Issuer may be forced to sell the Issuer’s investments to raise funds to repay the Issuer’s outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we and the Issuer would not consider advantageous, which could result in a decrease in the value of the Company’s equity investment in the Issuer. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, in certain limited circumstances in the event of default, if the holders of the senior secured notes exercise their right to sell the assets pledged by the Issuer, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to the Issuer and us after repayment of the amounts outstanding under the senior secured notes.

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt, selected equity investments issued by middle market companies, CLO Funds and our Asset Manager Affiliates. The investments in our Debt Securities Portfolio are all or predominantly below investment grade, may be highly leveraged, and therefore have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Defaults by portfolio companies may harm our operating results.

Secured Loans.  When we extend secured term loans, we generally take a security interest (either as a first lien position or as a second lien position) in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to assist in mitigating the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt.  Our mezzanine debt investments generally are subordinated to senior loans and generally are unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt is subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Equity Investments.  We have made and expect to make selected equity investments in the middle market companies. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants in the equity of the portfolio company. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies.  Investments in middle market companies also involve a number of significant risks, including:

•	limited financial resources and inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing the value of any guarantees we may have obtained in connection with our investment;
•	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	less predictable operating results, being parties to litigation from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence and requiring substantial additional capital expenditures to support their operations, finance expansion or maintain their competitive position;
•	difficulty accessing the capital markets to meet future capital needs; and

•	generally less publicly available information about their businesses, operations and financial condition.

CLO Fund Investments.  Investments in CLO Funds also involve a number of significant risks, including:

•	CLOs typically are comprised of a portfolio of senior secured loans; payments on CLO investments are and will be payable solely from the cash-flows from such senior secured loans;
•	CLO investments are exposed to leveraged credit risk;
•	CLO Funds are highly leveraged;
•	there is the potential for interruption and deferral of cash-flow from CLO investments;
•	interest rates paid by corporate borrowers are subject to volatility;
•	the inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans may adversely affect us;
•	our CLO investments are subject to prepayments and calls, increasing re-investment risk;
•	we have limited control of the administration and amendment of any CLO in which we invest;
•	senior secured loans of CLOs may be sold and replaced resulting in a loss to us;
•	our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect; and
•	non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

Asset Manager Affiliates.  We may not receive all or a portion of the cash distributions we expect to continue to receive from our Asset Manager Affiliates, including from their receipt of incentive fees.

We expect to receive cash distributions from our Asset Manager Affiliates. However, the existing asset management agreements pursuant to which our Asset Manager Affiliates receive fee income from the CLO Funds for which they serve as managers may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CLO Funds and the holders of a majority of the subordinated securities issued by such CLO Funds. “Cause” is defined in the asset management agreements to include a material breach by our Asset Manager Affiliates of the indenture governing the applicable CLO Fund, breaches by our Asset Manager Affiliates of certain specified provisions of the indenture (including, in some cases, a “key person” provision), material breaches of representations or warranties made by our Asset Manager Affiliates, bankruptcy or insolvency of our Asset Manager Affiliates, fraud or criminal activity on the part of our Asset Manager Affiliates or an event of default under the indenture governing the CLO Funds. We expect that future asset management agreements will contain comparable provisions.

Further, a significant portion of the asset management fees payable to our Asset Manager Affiliates under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CLO Funds. If the asset management agreements are terminated, or the CLO Funds do not generate enough income (due to run-off of existing funds and de-leveraging), or otherwise have insufficient residual cash flow due to diversion of cash as a result of the failure by the CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements to pay the subordinated management fees, the Asset Manager Affiliates will not receive the fee income that they expect to continue to receive which would reduce cash distributions available to us, and in turn reduce our ability to make distributions to our stockholders.

Our portfolio investments for which there is no readily available market, including our investment in our Asset Manager Affiliates and our investments in CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

Our investments consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee, which uses its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority to determine the appropriate valuation for each investment.

The Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm performs third party valuations on the Company’s material investments in illiquid securities, such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates are one of the relevant data points in the Board of Director’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process. In addition to such third-party input, the types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our illiquid investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of March 31, 2017, our largest investment, our 100% equity interest in our Asset Manager Affiliates, equaled approximately 10% of the fair value of our total investments. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

Most of our investments are either debt or minority equity investments in our portfolio companies. Therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we generally are not in a position to control any portfolio company by investing in its debt securities.

We may have limited access to information about privately held companies in which we invest.

We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. Consequently, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding debt obligations. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies are permitted to have other debt that ranks equal with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equal with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt, without the senior lender’s consent. Prior to, and as a condition of, permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically, the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Our investments in equity securities involve a substantial degree of risk.

We purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We may invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve lending directly to private companies. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

We may not receive any return on our investment in the CLO Funds in which we have invested and the Asset Manager Affiliates may be unable to raise additional CLO Funds.

As of March 31, 2017, we had $51.2 million at fair value invested in the subordinated securities, preferred shares, or other securities issued by the CLO Funds managed by our Asset Manager Affiliates and certain other third party asset managers. Subject to market conditions and legal requirements applicable to us under the 1940 Act, we expect to continue to acquire subordinated securities in the future in CLO Funds managed by our Asset Manager Affiliates and/or third party managers. Subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to every other class of securities issued by these CLO Funds. Therefore, they only receive cash distributions if the CLO Funds have made all cash interest payments to all other debt securities issued by the CLO Fund. The subordinated securities are also unsecured and rank behind all of the secured creditors, known or unknown, of the CLO Fund, including the holders of the senior securities issued by the CLO Fund. Consequently, to the extent that the value of a CLO Fund’s loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the subordinated securities at their redemption could be reduced. Additionally, the Asset Manager Affiliates may not be able to continue to raise new CLO Funds due to prevailing CLO market conditions, regulatory requirements or other factors.

If our Asset Manager Affiliates do not meet certain risk retention requirements, they may not be able to sponsor and manage new CLOs, which would negatively impact our results of operations and financial conditions.

In October 2014, the SEC, the FDIC, the Federal Reserve and certain other prudential banking regulators finalized regulations that mandate risk retention for securitizations. The rules became effective for CLOs on December 24, 2016. Under the final rules, our Asset Manager Affiliates (directly or through any of their majority-controlled affiliates, including the Company) will be required to hold interests equal to 5% of the fair value of the assets of any CLO sponsored by our Asset Manager Affiliates (unless the CLO invests only in certain qualifying loans which we do not expect will be the case) and would be prohibited from selling or hedging those interests in accordance with the limitations on such sales or hedges set forth in the final rule. Thus, our Asset Manager Affiliates (or any of their majority-controlled affiliates, including the Company, permitted to retain risk on their behalf) will need to have the requisite capital to hold such interests as a condition to their ability to sponsor new CLOs, and the restrictions on selling or hedging such interests may create greater risk with respect to those interests, including, to the extent that we retain risk in the CLOs managed by the Asset Manager Affiliates on their behalf, our ability to sell CLO Fund Securities when advantageous for us to do so. These mandatory investments in such CLOs, or the inability to invest in such CLOs (and thus inability to sponsor them) could each have a material adverse effect upon our business, results of operations or financial condition of the Asset Manager Affiliates, which would, in turn, negatively impact the business results of operations and financial condition. In addition, the application of the risk retention rules to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for the Company, our Asset Manager Affiliates, and any CLOs that our Asset Manager Affiliates sponsor or in which we otherwise invest.

Risks Related to Our Common Stock

We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital.

We intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. In addition, due to the asset coverage test applicable to us as a BDC and a covenant that we agreed to in connection with the issuance of the 7.375% Notes Due 2019, we are limited in our ability to make distributions in certain circumstances. In this regard, we agreed in connection with our issuance of the 7.375% Notes Due 2019 that for the period of time during which the 7.375% Notes Due 2019 are outstanding, we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These provisions generally prohibit us from declaring any cash dividend or distribution upon our common stock, or purchasing any such common stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings and those of the Asset Manager Affiliates, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. Our distributions have over the last several years included a significant return of capital component. For more information about our distributions over the last several years that have included a return of capital component, see Note 8 — “Distributable Taxable Income” to our consolidated financial statements included elsewhere in this Annual Report.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline below the net asset value of the stock.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock soon after the purchase of such shares of common stock. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

Our share price may be volatile and may fluctuate substantially.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies or to us;
•	our inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;
•	inability to maintain our qualification as a RIC for U.S. federal income tax purposes;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio;
•	general economic conditions and trends; and
•	departure of key personnel.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2017 annual meeting of stockholders, however, we previously sought and received such authorization from our stockholders in the past and may seek such authorization in the future.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.  Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Risks Relating to an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds of certain securities, such as debt securities during this interval. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

We may allocate the net proceeds from an offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption, repayment or convertible features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements. The matters discussed in this prospectus, as well as in future oral and written statements by management of the Company that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our existing and prospective portfolio companies;
•	the return or impact of current and future investments;
•	our contractual arrangements and other relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our regulatory structure and tax treatment;
•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations, the operations of the Asset Manager Affiliates or the operations of our portfolio companies;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies, including our Asset Manager Affiliates;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•	our ability to recover unrealized losses;
•	market conditions and our ability to access additional capital; and
•	the timing, form and amount of any dividend distributions.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our securities for general corporate purposes, which includes investing in portfolio companies and CLO Funds in accordance with our investment objective and strategies described elsewhere in this prospectus. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within six to twelve months. Pending such use, we intend to invest the net proceeds of an offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. See “Regulation —  Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On June 5, 2017, the last reported closing price of our stock was $3.40 per share. As of June 5, 2017, we had 26 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The NASDAQ Global Select Market and other information relating to our common stock for each fiscal quarter during the last two most recently completed fiscal years and the current fiscal year to date. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

	NAV(1)			Price Range		Premium/(Discount) of High Sales Price to NAV		Premium (Discount) of Low Sales Price to NAV
				High	Low
2015
First Quarter		$7.16		$7.61	$6.54	6.28	%(2)	(8.66)%
Second Quarter		$6.96		$6.40	$5.56		(8.05)%	(20.11)%
Third Quarter		$6.33		$5.72	$4.40		(9.64)%	(30.49)%
Fourth Quarter		$5.82		$5.43	$3.78		(6.70)%	(35.05)%
2016
First Quarter		$5.50		$4.02	$2.68		(26.91)%	(51.27)%
Second Quarter		$5.45		$3.92	$3.19		(28.07)%	(41.47)%
Third Quarter		$5.38		$4.72	$3.84		(12.27)%	(28.62)%
Fourth Quarter		$5.24		$4.80	$3.66		(8.40)%	(30.15)%
2017
First Quarter		$5.14		$4.09	$3.39		(20.43)%	(34.05)%
Second Quarter (through June 5, 2017)	$		*	$4.11	$3.35		*%	*%

*	Not determinable at the time of the filing.
(1)	Net asset value, or “NAV,” per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset value shown is based on the number of shares outstanding at the end of the applicable period.
(2)	Represents a premium to NAV.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease.

Our stockholder distributions, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code and intend to operate in a manner to maintain our qualification as a RIC. As long as we maintain our qualification as a RIC, we will not be taxed on our net ordinary income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. We intend to distribute to our stockholders substantially all our net taxable income and realized net capital gains (if any).

We intend to continue to make quarterly distributions to our stockholders. To maintain RIC tax treatment, we must, among other things, timely distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income for the calendar year;

•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We will not be subject to excise taxes on amounts on which we are required to pay U.S. federal income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). We may in the future retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain U.S. Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

The following table sets forth the quarterly distributions declared by us of the two most recently completed fiscal years and the current fiscal year to date:

	Distribution	Declaration Date	Record Date	Payment Date
2017(1):
First quarter	$0.12	3/21/2017	4/7/2017	4/28/2017
2016(2):
Fourth quarter	$0.12	12/14/2016	1/6/2017	1/27/2017
Third quarter	0.15	9/20/2016	10/14/2016	10/27/2016
Second quarter	0.15	6/21/2016	7/7/2016	7/28/2016
First quarter	0.15	3/18/2016	4/7/2016	4/28/2016
2015(3):
Fourth quarter	$0.15	12/16/2015	1/6/2016	1/28/2016
Third quarter	0.21	9/22/2015	10/14/2015	10/27/2015
Second quarter	0.21	6/23/2015	7/6/2015	7/27/2015
First quarter	0.21	3/24/2015	4/6/2015	4/27/2015

(1)	Percentage of distributions representing a return of captial will be determined on a full-year basis for 2017 in early 2018.
(2)	Approximately 33.7% of 2016 distributions represented a return of capital.
(3)	Approximately 0.0% of 2015 distributions represented a return of capital.

Due to our ownership of our Asset Manager Affiliates and certain timing, structural and tax considerations, our stockholder distributions may include a return of capital for tax purposes.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

RATIOS OF EARNINGS TO FIXED CHARGES

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of deferred financing fees.

For the three months ended March 31, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Three Months Ended March 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Earnings to Fixed Charges(1)	1.18	0.89	(0.59)	2.30	2.70	4.75

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
•	Excluding net unrealized gains or losses, the earnings to fixed charges ratio would be 2.50 for the three months ended March 31, 2017, 2.33 for the year ended December 31, 2016, 2.50 for the year ended December 31, 2015, 1.78 for the year ended December 31, 2014, 1.72 for the year ended December 31, 2013, and 2.95 for the year ended December 31, 2012.
•	Excluding net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 2.48 for the three months ended March 31, 2017, 3.03 for the year ended December 31, 2016, 3.06 for the year ended December 31, 2015, 2.74 for the year ended December 31, 2014, 2.96 for the year ended December 31, 2013, and 3.42 for the year ended December 31, 2012.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

GENERAL

We are an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have three principal areas of investments:

First, the Company originates, structures, and invests in senior secured term loans and mezzanine debt primarily in privately-held middle market companies (the “Debt Securities Portfolio”). In addition, from time to time the Company may invest in the equity securities of privately held middle market companies.

Second, the Company has invested in asset management companies (Katonah Debt Advisors and Trimaran Advisors, collectively the “Asset Manager Affiliates”) that manage collateralized loan obligation funds (“CLO Funds”).

Third, the Company invests in debt and subordinated securities issued by collateralized loan obligation funds (“CLO Fund Securities”). These CLO Fund Securities are primarily managed by our Asset Manager Affiliates, but from time-to-time the Company makes investments in CLO Fund Securities managed by other asset managers. The CLO Funds typically invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company may also invest in other investments such as loans to publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments.

In our Debt Securities Portfolio, our investment objective is to generate current income and, to a lesser extent, capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We define the middle market as comprising of companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million to $50 million and/or total debt of $25 million to $150 million. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. The investments in our Debt Securities Portfolio are all or predominantly below investment grade, and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to smaller private companies or publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments.

From our Asset Manager Affiliates investment, we expect to receive recurring cash distributions and to generate capital appreciation through the addition of new CLO Funds managed by our Asset Manager Affiliates. We may also seek to monetize our investment in the Asset Manager Affiliates if and when business conditions warrant. The Asset Manager Affiliates manage CLO Funds that invest in broadly syndicated loans, high-yield bonds and other credit instruments. Collectively, the Asset Manager Affiliates have approximately $2.8 billion of par value assets under management as of March 31, 2017. The Asset Manager Affiliates are registered under the Investment Advisers Act of 1940, and are each managed independently from KCAP by a separate management team (however, certain of the Company’s executive officers also act in similar capacities for one or both of the Asset Manager Affiliates).

In addition, our investments in CLO Fund Securities, which are primarily made up of a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates, are anticipated to provide the Company with recurring cash distributions and complement our investment in the Asset Manager Affiliates.

Subject to market conditions, we intend to grow our entire portfolio of investments by raising additional capital, including through the prudent use of leverage available to us. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

We have elected to be treated for U.S. federal income tax purposes as a RIC and intend to operate in a manner to maintain our RIC status. As a RIC, we intend to distribute to our stockholders substantially all of our net ordinary taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each year. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary investments are: (1) lending to and investing in middle-market businesses through investments in senior secured loans, junior secured loans, subordinated/mezzanine debt investments, and other equity investments, which may include warrants, (2) our investments in our Asset Manager Affiliates, which manage portfolios of broadly syndicated loans, high-yield bonds and other credit instruments, and (3) CLO Fund Securities.

Total portfolio investment activity (excluding activity in time deposit and money market investments) for the three months ended March 31, 2017 (unaudited), for the year ended December 31, 2016 and for the year ended December 31, 2015 was as follows:

	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total Portfolio
2015 Activity:
Purchases/originations/draws	108,670,472	11,952,000	1,953,299	—	124,023,641
Pay-downs/pay-offs/sales	(135,328,386)	(3,872,700)	(317,340)	(3,701,446)	(143,219,872)
Net accretion (amortization)	1,860,670	(9,507,050)	—	—	(9,094,250)
Net realized gains (losses)	41,580	(6,246,883)	3,015	—	(6,202,288)
Net increase (decrease) in fair value	(10,748,262)	(13,967,887)	(210,167)	(11,243,554)	(36,169,870)
Fair Value at December 31, 2015	284,639,244	55,872,382	9,548,488	57,381,000	407,441,114
2016 Activity:
Purchases/originations/draws	74,584,952	10,140,000	—	—	84,724,952
Pay-downs/pay-offs/sales	(123,240,416)	(4,200,000)	(4,563,521)	(1,250,000)	(133,253,937)
Net accretion of interest	407,492	(2,192,071)	—	—	(1,784,579)
Net realized losses	(540,649)	(10,111,560)	4,484,742	—	(6,167,467)
Increase (decrease) in fair value	2,492,707	4,665,599	(4,413,354)	(15,933,000)	(13,188,048)
Fair Value at December 31, 2016	238,343,330	54,174,350	5,056,355	40,198,000	337,772,035
Year to Date 2017 Activity:
Purchases/originations/draws	28,746,165	—	1	—	28,746,166
Pay-downs/pay-offs/sales	(30,777,882)	—	—	(650,000)	(31,427,882)
Net accretion of interest	100,133	143,658	—	—	243,791
Net realized gains (losses)	43,938	—	—	—	43,938
Increase (decrease) in fair value	1,202,017	(1,318,980)	(153,562)	(2,606,000)	(2,876,525)
Fair Value at March 31, 2017	$237,657,701	$52,999,028	$4,902,794	$36,942,000	$332,501,523

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

The following table shows the Company’s portfolio by security type at March 31, 2017, December 31, 2016 and December 31, 2015:

Security Type	March 31, 2017 (unaudited)			December 31, 2016			December 31, 2015
	Cost/ Amortized Cost	Fair Value	%(1)	Cost/ Amortized Cost	Fair Value	%(1)	Cost/ Amortized Cost	Fair Value	%(1)
Money Market Accounts(3)	22,674,790	22,674,790	6	28,699,269	28,699,269	8	2,129,381	2,129,381	1
Senior Secured Loan	202,900,985	196,533,708	56	207,701,078	200,322,152	55	203,819,074	194,123,223	46
Junior Secured Loan	40,171,813	38,545,305	11	37,251,776	35,444,440	10	40,221,557	37,591,900	9
Senior Unsecured Loan	—	—	—	—	—	—	23,000,000	23,000,000	6
First Lien Bond	3,054,338	1,089,338	—	3,060,919	1,089,338	—	3,000,000	2,216,700	1
Senior Subordinated Bond	—	—	—	—	—	—	4,466,793	4,615,569	1
Senior Unsecured Bond	—	—	—	—	—	—	11,879,187	10,551,724	3
Senior Secured Bond	1,505,454	1,489,350	—	1,506,461	1,487,400	—	1,510,560	1,503,755	—
CLO Fund Securities	76,994,975	52,999,028	15	76,851,317	54,174,350	15	83,214,947	55,872,382	14
Equity Securities	10,389,008	4,902,794	2	10,389,007	5,056,355	1	10,467,787	9,548,488	2
Preferred Securities	—	—	—	—	—	—	10,411,673	11,036,373	3
Asset Manager Affiliates(2)	54,691,230	36,942,000	10	55,341,230	40,198,000	11	56,591,230	57,381,000	14
Total	$412,382,593	$355,176,313	100%	$420,801,057	$366,471,304	100%	450,712,189	409,570,495	100%

(1)	Represents percentage of total portfolio at fair value.
(2)	Represents the equity investment in the Asset Manager Affiliates.
(3)	Includes restricted cash held under employee benefit plans.

The industry concentrations, based on the fair value of the Company’s investment portfolio as of March 31, 2017, December 31, 2016 and December 31, 2015 were as follows:

Industry Classification	March 31, 2017 (unaudited)			December 31, 2016			December 31, 2015
	Cost/ Amortized Cost	Fair Value	%(1)	Cost/ Amortized Cost	Fair Value	%(1)	Cost/ Amortized Cost	Fair Value	%(1)
Aerospace and Defense	$8,374,160	$8,274,335	2%	$8,394,633	$8,450,106	2%	$6,910,349	$6,383,724	1%
Asset Management Company(2)	54,691,230	36,942,000	10	55,341,230	40,198,000	11	56,591,230	57,381,000	14
Related Party Loan	—	—	—	—	—	—	23,000,000	23,000,000	6
Automotive	7,801,993	7,769,075	2	6,322,551	6,196,154	2	9,898,494	9,440,866	2
Banking, Finance, Insurance & Real Estate	5,592,918	5,555,171	2	6,805,514	6,782,010	2	6,270,984	6,008,587	1
Beverage, Food and Tobacco	15,018,374	14,526,304	4	15,198,830	14,703,372	4	17,334,746	16,882,750	4
Capital Equipment	9,665,714	8,943,739	3	6,185,129	5,575,048	2	9,519,342	7,846,767	2
Chemicals, Plastics and Rubber	6,406,392	6,429,950	2	6,421,909	6,444,073	2	3,494,086	3,359,916	1
CLO Fund Securities	76,994,975	52,999,028	15	76,851,317	54,174,350	15	83,214,947	55,872,382	14
Construction & Building	5,891,717	5,940,196	2	5,919,158	5,929,606	2	1,976,345	1,907,614	—
Consumer goods: Durable	10,970,920	8,996,058	2	12,319,905	10,118,736	3	13,983,607	12,753,455	3
Consumer goods: Non-durable	14,247,238	14,148,705	4	14,766,390	14,452,096	4	20,124,355	19,646,576	5
Ecological	—	—	—	1,741,292	1,760,783	—	—	—	—
Energy: Oil & Gas	14,658,057	10,181,138	3	14,493,835	8,805,761	2	14,281,821	10,204,318	2

Industry Classification	March 31, 2017 (unaudited)			December 31, 2016			December 31, 2015
	Cost/ Amortized Cost	Fair Value	%(1)	Cost/ Amortized Cost	Fair Value	%(1)	Cost/ Amortized Cost	Fair Value	%(1)
Energy: Electricity	3,895,827	3,928,014	1	3,904,453	3,937,247	1	3,465,576	3,465,000	1
Environmental Industries	13,924,571	13,589,885	4	12,279,924	12,185,239	3	13,735,492	13,179,657	3
Forest Products & Paper	4,188,710	4,209,862	1	4,192,889	4,192,907	1	5,888,294	5,883,080	1
Healthcare & Pharmaceuticals	57,616,979	53,624,475	15	58,769,668	53,594,534	15	58,649,512	55,417,827	13
High Tech Industries	10,963,154	11,019,979	3	9,854,093	9,936,109	3	11,727,898	11,662,995	3
Hotel, Gaming & Leisure	2,390,110	1,991,000	1	400,000	1,000	—	400,000	1,000	—
Media: Advertising, Printing & Publishing	11,441,315	11,207,306	3	11,712,682	11,453,447	3	11,167,950	10,340,449	3
Media: Broadcasting & Subscription	5,840,975	5,884,115	2	8,273,174	8,372,984	2	7,428,110	7,406,792	2
Metals & Mining	—	—	—	—	—	—	228,563	991	—
Retail	1,416,024	593,445	—	1,415,457	759,581	—	4,416,709	3,594,599	1
Services: Business	20,427,358	19,412,602	5	16,125,481	16,230,486	4	18,206,668	21,022,801	5
Services: Consumer	6,035,256	6,021,103	2	6,212,108	6,204,889	2	6,512,029	6,356,054	2
Telecommunications	6,017,657	5,986,937	2	12,809,799	12,767,823	3	13,776,871	12,425,489	3
Time Deposit and Money Market Accounts(3)	22,674,790	22,674,791	6	28,699,269	28,699,269	8	2,129,381	2,129,381	1
Transportation: Cargo	7,423,418	7,118,789	2	7,557,315	7,190,135	2	18,232,953	18,865,603	5
Transportation: Consumer	2,397,545	2,317,219	1	2,412,614	2,324,516	1	2,472,795	2,324,381	1
Utilities: Electric	5,415,216	4,891,092	1	5,420,438	5,031,043	1	5,673,082	4,806,441	1
Total	$412,382,593	$355,176,313	100%	$420,801,057	$366,471,304	100%	$450,712,189	$409,570,495	100%

(1)	Represents percentage of total portfolio at fair value.
(2)	Represents the equity investment in the Asset Manager Affiliates.
(3)	Includes restricted cash held under employee benefit plans.

Debt Securities Portfolio

At March 31, 2017, December 31, 2016 and December 31, 2015, our investments in income producing loans and debt securities, excluding CLO Fund Securities, had a weighted average interest rate of approximately 7.0%, 7.0% and 7.4%, respectively.

The investment portfolio (excluding the Company’s investment in Asset Manager Affiliates and CLO Funds) at March 31, 2017 was spread across 25 different industries and 94 different entities with an average balance per entity of approximately $2.5 million. As of March 31, 2017, all of our portfolio companies were current on their debt service obligations.

We may invest up to 30% of our investment portfolio in “non-qualifying” opportunistic investments such as high-yield bonds, debt and equity securities of CLO Funds, foreign investments, and distressed debt or equity securities of large cap public companies. At March 31, 2017, December 31, 2016 and December 31, 2015, the total amount of non-qualifying assets was approximately 17%, 17% and 18%, respectively. The majority of non-qualifying assets were foreign investments which were approximately 15%, 14% and 13%, respectively, of the Company’s total assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 14%, 14% and 13% of its total assets on such dates). The investments in our Debt Securities Portfolio are all or predominantly below investment grade, and therefore have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Asset Manager Affiliates

The Asset Manager Affiliates are our wholly-owned asset management companies that manage CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by our Asset Manager Affiliates consist primarily of credit instruments issued by corporations. As of March 31, 2017 and December 31, 2016, our Asset Manager Affiliates had approximately $2.8 billion and $3.0 billion, respectively, of par value of assets under management on which they earn management fees, and were valued at approximately $36.9 million and $40.2 million, respectively.

All CLO Funds managed by the Asset Manager Affiliates are currently paying all senior and subordinate management fees. In addition, in the first quarter of 2017 our Asset Manager Affiliates recognized $2.9 million of incentive fees from one fund.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of March 31, 2017, December 31, 2016 and December 31, 2015, we had approximately $53.0 million, $54.2 million and $56.0 million, respectively, invested in CLO Fund Securities, issued primarily by funds managed by our Asset Manager Affiliates.

The CLO Funds invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Fund Securities in which we have an investment are generally diversified secured or unsecured corporate debt.

Our CLO Fund Securities as of March 31, 2017, December 31, 2016 and December 31, 2015 are as follows:

CLO Fund Securities	Investment	%(1)	March 31, 2017		December 31, 2016		December 31, 2015
			Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$2,485,886	$1,000	$2,485,886	$1,000	$2,484,943	$280,164
Katonah III, Ltd.(3)	Preferred Shares	23.1	1,287,155	369,000	1,287,155	369,000	1,373,132	400,000
Katonah IX CLO Ltd.(2)	Preferred Shares	6.9	—	—	—	—	1,140,057	105,000
Katonah X CLO Ltd.(2)	Subordinated Securities	33.3	—	—	—	—	7,637,499	1,000,000
Katonah 2007-I CLO Ltd.(2)	Preferred Shares	100.0	29,101,810	20,847,854	28,022,646	20,453,099	24,312,424	20,295,677
Trimaran CLO VII, Ltd.(2),(3)	Income Notes	10.5	934,010	565,000	1,643,920	1,195,152	1,375,013	1,647,272
Catamaran CLO 2012-1 Ltd.(2)	Subordinated Notes	24.9	5,778,004	2,679,951	5,919,933	2,819,412	6,791,980	3,312,940
Catamaran CLO 2013-1 Ltd.(2)	Subordinated Notes	23.5	5,067,975	4,613,262	5,237,222	4,918,807	6,256,090	5,639,106
Catamaran CLO 2014-1 Ltd.(2)	Subordinated Notes	24.9	7,635,476	4,376,540	7,818,484	4,546,682	8,928,790	5,846,325
Catamaran CLO 2014-1 Ltd.(2)	Class E Notes	15.1	1,444,363	1,390,000	1,441,727	1,310,000	1,428,797	1,170,000
Dryden 30 Senior Loan Fund	Subordinated Notes	7.5	1,314,985	1,801,090	1,343,467	1,895,566	1,592,303	1,634,647
Catamaran CLO 2014-2 Ltd.(2)	Subordinated Notes	24.9	6,972,176	4,879,005	6,967,560	5,092,087	8,024,168	5,751,600
Catamaran CLO 2015-1 Ltd.(2)	Subordinated Notes	9.9	4,494,789	3,110,826	4,543,317	3,223,255	11,869,751	8,789,651
Catamaran CLO 2016-1 Ltd.(2)	Subordinated Notes	24.9	10,478,346	8,365,500	10,140,000	8,350,290	—	—
Total			$76,994,975	$52,999,028	$76,851,317	$54,174,350	$83,214,947	$55,872,382

(1)	Represents percentage of class held.
(2)	A CLO Fund managed by an Asset Manager Affiliate.
(3)	As of March 31, 2017, this CLO Fund security was not providing a taxable distribution.

The following tables detail the ten largest portfolio companies (at fair value) as of March 31, 2017, December 31, 2016 and December 31, 2015, respectively:

Investment	March 31, 2017
	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$54,691,230	$36,942,000	10%
US Bank Money Market Account	22,660,522	22,660,522	6
Katonah 2007-I CLO Ltd.	29,101,810	20,847,854	6
Grupo HIMA San Pablo, Inc.	9,831,239	9,134,800	3
Catamaran CLO 2016-1 Ltd.	10,478,346	8,365,500	2
Tank Partners Holdings, LLC	11,985,697	7,821,575	2
Roscoe Medical, Inc.	6,669,733	6,499,000	2
GK Holdings, Inc. (aka Global Knowledge)	5,892,434	5,879,408	2
Nielsen & Bainbridge, LLC	5,328,534	5,361,360	2
Weiman Products, LLC	4,964,167	4,904,989	1
Total	$161,603,712	$128,417,008	36%

Investment	December 31, 2016
	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$55,341,230	$40,198,000	11%
US Bank Money Market Account	28,685,001	28,685,001	8
Katonah 2007-I CLO Ltd.	28,022,646	20,453,099	6
Grupo HIMA San Pablo, Inc.	9,828,619	9,113,125	2
Catamaran CLO 2016-1 Ltd.	10,140,000	8,350,290	2
Tank Partners Holdings, LLC	11,822,180	6,552,311	2
Roscoe Medical, Inc.	6,666,733	6,499,000	2
Weiman Products, LLC	5,462,647	5,321,809	1
Nielsen & Bainbridge, LLC	5,326,136	5,199,447	1
Catamaran CLO 2014-2 Ltd.	6,967,560	5,092,087	1
Total	$168,262,752	$135,464,169	36%

Investment	December 31, 2015
	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$56,591,230	$57,381,000	14%
Trimaran Advisors, L.L.C.	23,000,000	23,000,000	6
Katonah 2007-I CLO Ltd.	24,312,424	20,295,677	5
DBI Holding, LLC	8,585,578	12,975,447	3
Crowley Holdings Preferred, LLC	10,411,673	11,036,373	3
Grupo HIMA San Pablo, Inc.	9,817,315	9,917,500	2
Catamaran CLO 2015-1 Ltd.	11,869,751	8,789,651	2
Tank Partners Holdings, LLC	10,624,515	8,177,538	2
Weiman Products, LLC	6,582,457	6,619,805	2
Nielsen & Bainbrige, LLC	6,803,605	6,510,157	2
Total	$168,598,548	$164,703,148	41%

Excluding the Asset Manager Affiliates, CLO Fund securities and Money Market Accounts, the Company’s ten largest portfolio companies represented approximately 16%, 13% and 19% of the total fair value of the Company’s investments at March 31, 2017, December 31, 2016 and Decmber 31, 2015, respectively.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase (decrease) in stockholders’ equity resulting from operations, which includes net investment income (loss) and net realized and unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, distributions, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three months ended March 31, 2017 and 2016.

Revenue

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities.  We generate interest income from our investments in debt securities that consist primarily of senior and junior secured loans. Our Debt Securities Portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Investment Income on Investments in CLO Fund Securities.  We generate investment income from our investments in the securities (typically preferred shares or subordinated securities) of CLO Funds managed by our Asset Manager Affiliates and select investments in securities issued by CLO Funds managed by other asset management companies. CLO Funds managed by our Asset Manager Affiliates and those managed by non-affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by its Asset Manager Affiliates as “CLO Fund Securities Managed by Affiliates”, in its financial consolidated statements. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. Our CLO Fund Securities that are subordinated securities or preferred shares (“junior securities”) are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund Securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and resulting cash distributions to us can vary significantly.

Interest income on investments in CLO equity investments is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated projected future cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield prospectively over the remaining life of the investment from the date the estimated yield was changed. Accordingly, investment income recognized on CLO equity securities in the U.S. GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period. As a RIC, the Company anticipates a timely distribution of its tax-basis taxable income.

For non-junior class CLO Fund securities, such as our investment in the Class E notes of Catamaran CLO 2014-1 Ltd., interest is earned at a fixed spread relative to the LIBOR index.

Distributions from Asset Manager Affiliates.  We receive cash distributions from our investment in our Asset Manager Affiliates, which are wholly-owned and manage CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As managers of CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have taken a first loss position in connection with loan warehouse arrangements for their future CLO Funds. The annual management fees that our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates generally are not subject to market value fluctuations in the underlying collateral. Our Asset Manager Affiliates may receive incentive fees provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares as per the terms of each CLO Fund management agreement. During the three months ended March 31, 2017, the Asset Manager Affiliates received incentive fees from one fund.

The Asset Manager Affiliates are expected to pay future distributions to the Company based upon their after-tax free cash flow, which generally will be dependent upon the maintenance and growth in their assets under management and related management fees. As a result of tax-basis goodwill amortization and certain other tax-related adjustments, portions of distributions received may be deemed return of capital. As amortizing funds which are paying incentive fees are redeemed, we expect incentive fees available for distribution to diminish. The fair value of our investment in our Asset Manager Affiliates was approximately $36.9 million at March 31, 2017, with an unrealized depreciation for the period ending March 31, 2017 of approximately $2.6 million. For the three months ended March 31, 2016, we recognized dividend income of $550,000, from the Asset Manager Affiliates, while cash distributions received were approximately $650,000 and $1.1 million for the three months ended March 31, 2017 and 2016, respectively. The difference between cash distributions received and the tax-basis earnings and profits is recorded as an adjustment to the cost basis of the Asset Manager Affiliates investments. For interim periods, the Company estimates the tax attributes of any distributions as being either tax-basis earnings and profits (i.e. dividend income) or return of capital (i.e. adjustment to the Company’s cost basis in the Asset Manager Affiliates). The final determination of the tax attributes of distributions from our Asset Manager Affiliates is made on an annual (full calendar year) basis at the end of the year based upon taxable income and distributions for the full-year. Therefore, any estimate of tax attributes of distributions made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year. CLO Funds typically have automatic orderly wind-down features following an initial period of reinvestment. Thus, with all else being equal, as managed CLO Fund portfolios age, projected future assets under management (and associated management fees) will naturally decline, resulting in a reduction in fair value of our Asset Manager Affiliates. On the other hand, mandates to manage new CLO Fund portfolios will generally result in an increase in the fair value of our investment in our Asset Manager Affiliates. The aggregate of par value of assets under management by our Asset Manager Affiliates was $2.8 billion and $3.0 billion as of March 31, 2017 and December 31, 2016, respectively.

Capital Structuring Service Fees.  We may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Investment Income

Investment income for the three months ended March 31, 2017 and 2016 was approximately $7.8 million and $9.5 million, respectively. Of these amounts, approximately $4.6 million and $5.7 million was attributable to interest income on our Debt Securities Portfolio.

The weighted average yield on our Debt Securities Portfolio was 7.0%, as of March 31, 2017 and December 31, 2016.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our Debt Securities Portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

For the three months ended March 31, 2017 and 2016, approximately $3.1 million and $3.2 million, respectively, of investment income was attributable to investments in CLO Fund Securities. On a tax basis, the Company recognized $2.2 million and $4.0 million of taxable distributable income on distributions from our CLO Fund Securities during the three month periods ended March 31, 2017 and 2016, respectively. Distributions from CLO Fund Securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of distributions on our CLO Fund Securities. The level of excess spread from CLO Fund Securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

Net Investment Income and Net Realized Gains (Losses)

Net investment income and net realized gains (losses) represents the stockholder’s equity before net unrealized appreciation or depreciation on investments. For the three months ended March 31, 2017, net investment income and net realized gains were approximately $3.3 million, or $0.09 per share. For the three months ended March 31, 2016, net investment income and net realized losses were approximately $3.0 million loss, or $0.08 per share. Net investment income represents the income earned on our investments less operating and interest expense before net realized gains or losses and unrealized appreciation or depreciation on investments. Investments are carried at fair value, with changes in fair value recorded as unrealized appreciation (depreciation) in the statement of operations. When an investment is sold or liquidated, any previously recognized unrealized appreciation/depreciation is reversed and a corresponding amount is recognized as realized gain (loss). For example, on February 29, 2016, Katonah X CLO Ltd. was fully liquidated and all of its outstanding obligations were satisfied. The Company received approximately $1.0 million in connection therewith related to its investment in the subordinated securities issued by Katonah X CLO Ltd. Accordingly, the Company recorded a realized loss during the first quarter of 2016 of approximately $6.6 million on its investment in Katonah X CLO Ltd. and a corresponding unrealized gain of the same amount in order to reverse the approximately $6.6 million of previously recorded unrealized depreciation with respect to the investment. For the three months ended March 31, 2017, U.S. GAAP-basis net investment income was approximately $3.2 million or $0.09 per share, while tax-basis distributable income was approximately $2.4 million or $0.06 per share. For the three months ended March 31, 2016, U.S. GAAP-basis net investment income was approximately $4.8 million or $0.13 per basic share, while tax-basis distributable income was approximately $5.9 million or $0.16 per share.

Net Unrealized (Depreciation) Appreciation on Investments

During the three months ended March 31, 2017, our total investments had net unrealized depreciation of approximately $2.9 million. Included in the net unrealized loss in 2017 are unrealized depreciation on CLO Fund Securities of approximately $1.3 million, net unrealized depreciation on equity securities of approximately $154,000, and net unrealized depreciation of the Asset Manager Affiliates of $2.6 million, offset by unrealized appreciation on our debt securities of approximately $1.2 million. During the three months ended March 31, 2016, our total investments had net unrealized depreciation of approximately $3.8 million. Included in the net unrealized depreciation in 2016 are unrealized appreciation on CLO Fund Securities of approximately $3.1 million unrealized appreciation and on equity securities of approximately $1.4 million, as well as unrealized depreciation of the Asset Manager Affiliates of $6.5 million, and unrealized depreciation on our debt securities of $1.7 million.

Net Change in Stockholder’s Equity Resulting From Operations

The net increase in stockholders’ equity results from operations for the three month ended March 31, 2017 was $386,000 or $0.01 per basic share. Net decrease in stockholders’ equity resulting from operations for the year ended December 31, 2016 was approximately $1.0 million, or $0.03 per basic share. Net decrease in stockholders’ equity resulting from operations for the year ended December 31, 2015 was approximately $19 million, or $0.50 per basic share, and the net increase in stockholders’ equity resulting from operations for the year ended December 31, 2014 was approximately $15 million, or $0.44 per share.

Expenses

Because we are internally managed, we directly incur the cost of management and operations. As a result, we pay no investment management fees or other fees to an external advisor. Our expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees. Interest and compensation expense are typically our largest expenses each period.

Interest and Amortization of Debt Issuance Costs.  Interest expense is dependent on the average outstanding balance on our borrowings and, the base index rate for the period. Debt issuance costs represent fees, and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the expected term of the borrowing.

Compensation Expense.  Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer-related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and annual bonus expenses are estimated and accrued. Our compensation arrangements with our employees contain a profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensation costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses.  The balance of our expenses includes professional fees (primarily legal, accounting, valuation and other professional services), occupancy costs and general administrative and other costs.

Total expenses for the three months ended March 31, 2017 and 2016 were approximately $4.6 million and $4.7 million, respectively. Interest expense and amortization on debt issuance costs for the period was approximately $2.2 million and $2.6 million, respectively, on average debt outstanding of $181 million and $204 million, respectively.

For the three months ended March 31, 2017 and 2016, approximately $1.2 million and $967,000 of expenses were attributable to employee compensation, including salaries, bonuses, employee benefits, payroll taxes and stock-based compensation expense, respectively. For the three months ended March 31, 2017 and 2016, respectively, professional fees and insurance expenses totaled approximately $644,000 and $758,000. Administrative costs, which include occupancy expense, technology and other office expenses, totaled approximately $505,000 and $447,000 for the three months ended March 31, 2017 and 2016, respectively.

Set forth below is a discussion of our results of operations for December 31, 2016, 2015, and 2014.

Revenue

	For the Years Ended December 31,
	2016	2015	2014
Investment Income:
Interest from investments in debt securities	$20,828,916	$24,101,257	$21,386,432
Interest from cash and time deposits	29,383	10,239	3,452
Investment income on CLO Fund Securities managed by affiliates	12,642,625	14,691,428	12,367,581
Investment income on CLO Fund Securities managed by non-affiliates	630,647	1,008,634	1,045,225
Dividends from Asset Manager Affiliates	1,400,000	5,348,554	5,467,914
Capital structuring service fees	668,527	366,859	934,871
Total investment income	$36,200,098	$45,526,971	$41,205,475

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities.  We generate interest income from our investments in debt securities that consist primarily of senior and junior secured loans. Our Debt Securities Portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Investment Income on Investments in CLO Fund Securities.   We generate investment income from our investments in the securities (typically preferred shares or subordinated securities) of CLO Funds managed by our Asset Manager Affiliates and select investments in securities issued by CLO Funds managed by other asset management companies. CLO Funds managed by our Asset Manager Affiliates and those managed by non-affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by its Asset Manager Affiliates as “CLO Fund Securities Managed by Affiliates”, in its financial consolidated statements. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. Our CLO Fund Securities that are subordinated securities or preferred shares (“junior securities”) are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund Securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and resulting cash distributions to us can vary significantly.

Interest income on investments in CLO equity investments is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated projected future cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield prospectively over the remaining life of the investment from the date the estimated yield was changed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period. As a RIC, the Company anticipates a timely distribution of its tax-basis taxable income.

For non-junior class CLO Fund securities, such as our investment in the Class E notes of Catamaran 2014-1, interest is earned at a fixed spread relative to the LIBOR index.

Distributions from Asset Manager Affiliates.   We receive cash distributions from our investment in our Asset Manager Affiliates, which are wholly-owned and manage CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As managers of CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have taken a first loss position in connection with loan warehouse arrangements for their future CLO Funds. The annual management fees that our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates generally are not subject to market value fluctuations in the underlying collateral. Our Asset Manager Affiliates may receive incentive fees provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares as per the terms of each CLO Fund management agreement. During the years ended December 31, 2016 and 2015, the Asset Manager Affiliates received incentive fees from two and three funds, respectively.

The Asset Manager Affiliates are expected to pay future distributions to the Company based upon their after-tax free cash flow, which generally will be dependent upon the maintenance and growth in their assets under management and related management fees. As a result of tax-basis goodwill amortization and certain other tax-related adjustments, portions of distributions received may be deemed return of capital. As amortizing funds which are paying incentive fees are redeemed, we expect incentive fees available for distribution to diminish. The fair value of our investment in our Asset Manager Affiliates was approximately $40.2 million at December 31, 2016, with an unrealized depreciation for the year ending December 31, 2016 of approximately $15.9 million. For the years ended December 31, 2016, 2015, and 2014, we recognized dividend income of $1.4 million, $5.3 million and $5.5 million, from the Asset Manager Affiliates, respectively, while cash distributions received were approximately $2.7 million, $9.1 million and $11.9 million for those years, respectively. The difference between cash distributions received and the tax-basis earnings and profits is recorded as an adjustment to the cost basis of the Asset Manager Affiliates investments. For interim periods, the Company estimates the tax attributes of any distributions as being either tax-basis earnings and profits (i.e., dividend income) or return of capital (i.e., adjustment to the Company’s cost basis in the Asset Manager Affiliates). The final determination of the tax attributes of distributions from our Asset Manager Affiliates is made on an annual (full calendar year) basis at the end of the year based upon taxable income and distributions for the full-year. Therefore, any estimate of tax attributes of distributions made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year. CLO Funds typically have automatic orderly wind-down features following an initial period of reinvestment. Thus, with all else being equal, as managed CLO Fund portfolios age, projected future assets under management (and associated management fees) will naturally decline, resulting in a reduction in fair value of our Asset Manager Affiliates. On the other hand, mandates to manage new CLO Fund portfolios will generally result in an increase in the fair value of our investment in our Asset Manager Affiliates. The aggregate of par value of assets under management by our Asset Manager Affiliates was $3.0 billion and $2.7 billion as of December 31, 2016 and 2015, respectively.

Capital Structuring Service Fees.   We may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Investment Income

Investment income for the years ended December 31, 2016, 2015, and 2014 was approximately $36 million, $46 million, and $41 million, respectively. Of these amounts, approximately $21 million, $24 million and $21 million, respectively, was attributable to interest income on our Debt Securities Portfolio.

The weighted average yield on our Debt Securities Portfolio was 7.0% and 7.4% as of December 31, 2016 and 2015, respectively.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our Debt Securities Portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

For the years ended December 31, 2016, 2015, and 2014, approximately $13.3 million, $15.7 million and $13.4 million, respectively, of investment income was attributable to investments in CLO Fund Securities. On a tax basis, the Company recognized $10.1 million, $14.7 million and $19.4 million of taxable distributable income on distributions from our CLO Fund Securities during the years ended December 31, 2016, 2015, and 2014, respectively. Distributions from CLO Fund Securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of distributions on our CLO Fund Securities. The level of excess spread from CLO Fund Securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

Expenses

	For the Years Ended December 31,
	2016	2015	2014
Expenses:
Interest and amortization of debt issuance costs	$9,110,603	$11,727,880	$11,538,179
Compensation	4,103,558	3,843,799	4,951,745
Professional fees	2,391,038	3,520,461	2,614,479
Insurance	412,764	433,561	471,276
Administrative and other	1,692,140	1,818,480	1,509,228
Total expenses	$17,710,103	$21,344,181	$21,084,907

Because we are internally managed, we directly incur the cost of management and operations. As a result, we pay no investment management fees or other fees to an external advisor. Our expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees. Interest and compensation expense are typically our largest expenses each period.

Interest and Amortization of Debt Issuance Costs.   Interest expense is dependent on the average outstanding balance on our borrowings and the base index rate for the period. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the expected term of the borrowing.

Compensation Expense.   Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer-related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and annual bonus expenses are estimated and accrued. Our compensation arrangements with our employees contain a profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensation costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses.   The balance of our expenses includes professional fees (primarily legal, accounting, valuation and other professional services), occupancy costs and general administrative and other costs.

Total expenses for the years ended December 31, 2016, 2015, and 2014 were approximately $18 million, $21 million, and $21 million, respectively. Interest expense and amortization on debt issuance costs for the period was approximately $9 million, $12 million, and $12 million, respectively, on average debt outstanding of $190 million, $224 million, and $197 million, respectively.

For the years ended December 31, 2016, 2015, and 2014, approximately $4.1 million, $3.8 million, and $5.0 million, respectively, of expenses were attributable to employee compensation, including salaries, bonuses, employee benefits, payroll taxes and stock-based compensation expense. For the years ended December 31, 2016, 2015, and 2014, professional fees and insurance expenses totaled approximately $2.8 million, $4.0 million and $3.1 million, respectively. Administrative costs, which include occupancy expense, technology and other office expenses, totaled approximately $1.7 million, $1.8 million and $1.5 million for the years ended December 31, 2016, 2015, and 2014, respectively.

Net Investment Income and Net Realized Gains (Losses)

Net investment income and net realized gains (losses) represents the stockholder’s equity before net unrealized appreciation or depreciation on investments. For the years ended December 31, 2016, 2015, and 2014, net investment income and net realized losses were approximately $12.2 million, $17.5 million and $9.0 million, respectively, or $0.33, $0.47, and $0.26 per basic share, respectively. Net investment income represents the income earned on our investments less operating and interest expense before net realized gains or losses and unrealized appreciation or depreciation on investments. Investments are carried at fair value, with changes in fair value recorded as unrealized appreciation (depreciation) in the statement of operations. When an investment is sold or liquidated, any previously recognized unrealized appreciation/depreciation is reversed and a corresponding amount is recognized as realized gain (loss). For example, on February 29, 2016, Katonah X CLO Ltd. was fully liquidated and all of its outstanding obligations were satisfied. The Company received approximately $1.0 million in connection therewith related to its investment in the subordinated securities issued by Katonah X CLO Ltd. Accordingly, the Company recorded a realized loss during the first quarter of 2016 of approximately $6.6 million on its investment in Katonah X CLO Ltd. and a corresponding unrealized gain of the same amount in order to reverse the approximately $6.6 million of previously recorded unrealized depreciation with respect to the investment. For the year ended December 31, 2016, GAAP-basis net investment income was approximately $18.5 million, or $0.50 per basic share, while tax-basis distributable income was approximately $14.8 million or $0.40 per share, respectively.

Net Unrealized (Depreciation) Appreciation on Investments

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gains (Losses) On Investments:
Net change in unrealized appreciation (depreciation) on:
Debt securities	$2,492,707	$(10,748,262)	$5,641,403
Equity securities	(4,413,354)	(210,167)	7,040,155
CLO Fund Securities managed by affiliates	4,380,974	(12,990,404)	(11,584,257)
CLO Fund Securities managed by non-affiliates	284,625	(977,483)	2,884,109
Asset Manager Affiliates investments	(15,933,000)	(11,243,554)	2,064,107
Total net unrealized (loss) gain from investment transactions	$(13,188,048)	$(36,169,870)	$6,045,517

During the year ended December 31, 2016, our total investments had net unrealized depreciation of approximately $13.2 million. Included in the net unrealized loss in 2016 are unrealized appreciation on CLO Fund Securities of approximately $4.7 million and unrealized depreciation of the Asset Manager Affiliates of $15.9 million, as well as unrealized appreciation on our debt securities of $2.5 million and unrealized depreciation on equity securities of approximately $4.4 million. During the year ended December 31, 2015, our total investments had net unrealized depreciation of approximately $36.2 million, including net unrealized losses of approximately $14.0 million on CLO Fund Securities and unrealized depreciation of the Asset Manager Affiliates of approximately $11.2 million, net unrealized depreciation on debt securities of approximately $10.8 million and net unrealized losses on equity securities of $210,000. During the year ended December 31, 2014, our total investments had net unrealized appreciation of $6 million, including approximately $5.6 million of unrealized gains on debt securities, net unrealized gains of the Asset Manager Affiliates of approximately $2.1 million, and net unrealized gains on equity securities of $7 million, offset by net unrealized losses of approximately $8.7 million related to CLO Fund Securities.

Net Change in Stockholder’s Equity Resulting From Operations

The net decrease in stockholders’ equity resulting from operations for the year ended December 31, 2016 was approximately $1.0 million, or $0.03 per basic share. Net decrease in stockholders’ equity resulting from operations for the year ended December 31, 2015 was approximately $19 million, or $0.50 per basic share, and the net increase in stockholders’ equity resulting from operations for the year ended December 31, 2014 was approximately $15 million, or $0.44 per share.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay distributions to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet irregular and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

As of March 31, 2017 and December 31, 2016 the fair value of investments and cash were as follows:

Security Type	Investments at Fair Value
	March 31, 2017	December 31, 2016
Cash	$5,178,290	$1,307,257
Restricted Cash	7,986,487	8,528,298
Money Market Accounts	22,674,790	28,699,269
Senior Secured Loan	196,533,708	200,322,152
Junior Secured Loan	38,545,305	35,444,440
First Lien Bond	1,089,338	1,089,338
Senior Secured Bond	1,489,350	1,487,400
CLO Fund Securities	52,999,028	54,174,350
Equity Securities	4,902,794	5,056,355
Asset Manager Affiliates	36,942,000	40,198,000
Total	$368,341,090	$376,306,859

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of March 31, 2017, we had approximately $181 million of par value of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 203%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

On March 15, 2016, the Convertible Notes matured and were repaid in full.

On October 10, 2012, the Company issued $41.4 million in aggregate principal amount of unsecured 7.375% Notes Due 2019. The net proceeds for the 7.375% Notes Due 2019, following underwriting expenses, were approximately $39.9 million. Interest on the 7.375% Notes Due 2019 is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 7.375%, commencing December 30, 2012. The 7.375% Notes Due 2019 mature on September, 30, 2019, and are senior unsecured obligations of the Company. In addition, due to the coverage test applicable to the Company as a BDC and a covenant that the Company agreed to in connection with the issuance of the 7.375% Notes Due 2019, the Company is limited in its ability to make distributions if its asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the distribution. At March 31, 2017, the Company was in compliance with all of its debt covenants. The indenture governing the 7.375% Notes Due 2019 contains certain restrictive covenants, including compliance with certain provisions of the 1940 Act relating to borrowing and dividends. During the second quarter of 2016, the Company repurchased approximately $2.4 million par value of the 7.375% notes due 2019 at a weighted average price of $25.23 per $25.00 note, resulting in a realized loss on extinguishment of $71,190. KCAP subsequently surrendered these notes to the Trustee for cancellation. During the third quarter of 2016, $5.0 million par value of the 7.375% notes due 2019 was redeemed by the Company, resulting in a realized loss on extinguishment of $88,015. During the fourth quarter of 2016, $469,000 par value of the 7.375% notes due 2019 was redeemed by the Company, resulting in a realized loss on extinguishment of $15,000.

In April 2017, the Company notified the Trustee of the 7.375% Notes Due 2019 of its intention to redeem $6.5 million par value of such notes. The Company expects such redemption to be completed during the second quarter of 2017.

On June 18, 2013, KCAP Senior Funding I, LLC, a specialty finance subsidiary of the Company, was capitalized through the issuance of $140 million of notes (the “KCAP Senior Funding I Notes”). The KCAP Senior Funding I Notes are backed by a diversified portfolio of bank loans. The Company invested in the most junior class of the notes, issued in the approximate amount of $35 million, representing the Company’s primary exposure to the performance of the assets acquired from the proceeds of the issuance of the KCAP Senior Funding I Notes. On December 8, 2014, the Company completed the sale of additional KCAP Senior Funding I Notes for $56 million. The issuance of additional notes was pro-rata across all existing classes of notes originally issued. KCAP purchased an additional $13.9 million in the most junior class of notes. As of March 31, 2017 and December 31, 2016, these junior notes eliminate in consolidation and the remaining notes with a par value of $147.4 million are reflected on our consolidated balance sheet, net of $2.1 million and $2.3 million of unamortized discount and $2.3 million and $2.5 million of debt offering costs, respectively. The indenture governing the KCAP Senior Funding I Notes contains an event of default that is triggered in the event that certain coverage tests are not met.

On October 6, 2014, the Company priced a follow-on public offering of 3.0 million shares of its common stock at a price of $8.02 per share. The offering raised net proceeds were approximately $23.8 million, after deducting underwriting discounts and offering expenses.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. However, we may face difficulty in obtaining a new debt and equity financing as a result of current market conditions. In this regard, because our common stock has traded at a price below our current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share without stockholder approval (which we currently do not have), we have been and may continue to be limited in our ability to raise equity capital. See “Business — Regulation — Common Stock” in our annual report or Form 10-K for the year ended December 31, 2016. From time to time, we may seek to retire, repurchase, or exchange debt securities in open market purchases or by other means dependent on market conditions, liquidity, contractual obligations, and other matters. In addition, we evaluate strategic opportunities available to us and/or the Asset Manager Affiliates, including mergers, divestures, spin-offs, joint ventures and other similar transactions from time to time.

Stockholder Distributions

We intend to continue to make quarterly distributions to our stockholders. To avoid certain excise taxes imposed on RICs, we generally endeavor to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;
•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year and on which we do not pay corporate tax.

We may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

The amount of our declared distributions, as evaluated by management and approved by our Board of Directors, is based primarily on our evaluation of our net investment income, distributable taxable income and the after-tax free cash flow from our Asset Manager Affiliates.

We will be prohibited by the 1940 Act and the indenture governing our 7.375% Notes from making distributions on our common stock if our asset coverage, as defined in the 1940 Act, falls below 200%. In any such event, we would be prohibited from making distributions required in order to maintain our status as a RIC.

The following table sets forth the quarterly distributions declared by us since 2015.

	Distribution	Declaration Date	Record Date		Pay Date
2017:
First quarter	$0.12	3/21/2017	4/7/2017		4/28/2017
Total declared in 2017	$0.12
2016:
Fourth quarter	$0.12	12/14/2016	1/6/2017	(1)	1/27/2017
Third quarter	0.15	9/20/2016	10/14/2016		10/27/2016
Second quarter	0.15	6/21/2016	7/7/2016		7/28/2016
First quarter	$0.15	3/18/2016	4/7/2016		4/28/2016
Total declared in 2016	$0.57
2015:
Fourth quarter	$0.15	12/16/2015	1/6/2016	(1)	1/28/2016
Third quarter	0.21	9/22/2015	10/14/2015		10/27/2015
Second quarter	0.21	6/23/2015	7/6/2015		7/27/2015
First quarter	0.21	3/24/2015	4/6/2015		4/27/2015
Total declared in 2015	$0.78

(1)	Since the record date of this distribution is subsequent to year-end, it is a subsequent year tax event.

OFF-BALANCE SHEET ARRANGEMENTS

From time-to-time the Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of March 31, 2017 and December 31, 2016, the Company had approximately $565,000 commitments to fund investments for both periods.

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of March 31, 2017:

Contractual Obligations	Payments Due by Period
	Total	Less than one year	1 – 3 years	3 – 5 years	More than 5 years
Long-term debt obligations	$180,880,925	$—	$33,530,925	$—	$147,350,000

CRITICAL ACCOUNTING POLICIES

The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the basis of presentation, valuation of investments, and certain revenue recognition matters as discussed below. See Note 2 to our consolidated financial statements, contained elsewhere herein: Significant Accounting Policies — Investments.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Pursuant to the AICPA Guide, we reflect our investments on our balance sheet at their determined fair value with unrealized gains and losses resulting from changes in fair value reflected as a component of unrealized gains or losses on our statements of operations. Fair value is the amount that would be received to sell the investments in an orderly transaction between market participants at the measurement date (i.e., the exit price).

See Note 4 to the consolidated financial statements for the additional information about the level of market observability associated with investments carried at fair value.

The Company follows the provisions of ASC 820: Fair Value, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820: Fair Value defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of ASC 820: Fair Value, the FASB has issued various staff positions clarifying the initial standard (see Note 2 to the consolidated financial statements: “Significant Accounting Policies — Investments”).

ASC 820: Fair Value establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

•	Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by ASC 820: Fair Value, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

•	Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid debt securities and less liquid, privately held or restricted equity securities, for which some level of recent trading activity has been observed.
•	Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. The majority of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. The Company’s fair value determinations may include factors such as an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments little market activity may exist; management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions and involves a significant degree of management’s judgment.

Our investments in CLO Fund Securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of securities we own, or (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested, or (iii) indicative prices provided by the underwriters or brokers who arrange CLO Funds. We recognize unrealized appreciation or depreciation on our investments in CLO Fund Securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund Securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund Securities. We determine the fair value of our investments in CLO Fund Securities on a security-by-security basis.

The Company’s investments in its wholly-owned Asset Manager Affiliates are carried at fair value, which is primarily determined utilizing a discounted cash flow model which incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance (“Discounted Cash Flow”). Such valuation takes into consideration an analysis of comparable asset management companies and a percentage of assets under management. The Asset Manager Affiliates are classified as a Level III investment (as described above). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

Fair values of other investments for which market prices are not observable are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and/or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Such investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.

For bond rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as indicative prices provided by underwriters or brokers who arrange CLO Funds, and the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes.

We derive fair value for our illiquid loan investments that do not have indicative fair values based upon active trades primarily by using the Income Approach, and also consider recent loan amendments or other activity specific to the subject asset as described above. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

The determination of fair value using this methodology takes into consideration a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. This valuation methodology involves a significant degree of Management’s judgment.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest Income

Interest income, including amortization of premium and accretion of discount and accrual of payment-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. For investments with PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible (i.e. via a partial or full non-accrual). Loans which are on partial or full non-accrual remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2017 and December 31, 2016, two of our investments were on partial non-accrual status whereby we have recognized income on a portion of contractual PIK amounts due.

Investment Income on CLO Fund Securities

We receive distributions from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies. Our CLO Fund junior class securities are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund, less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants may lead to the temporary suspension or deferral of cash distributions to us.

GAAP-basis investment income on CLO equity investments is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated projected future cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield prospectively over the remaining life of the investment from the date the estimated yield was changed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax basis investment income and from the cash distributions actually received by the Company during the period.

For non-junior class CLO Fund Securities, such as our investment in the class E notes of Catamaran CLO 2014-1 Ltd., interest is earned at a fixed spread relative to the LIBOR index.

Distributions from Asset Manager Affiliates

We record distributions from our Asset Manager Affiliates on the declaration date, which represents the ex-dividend date. Distributions in excess of tax-basis earnings and profits are recorded as tax-basis return of capital. For interim periods, the Company estimates the tax attributes of any distributions as being either tax-basis earnings and profits (i.e. dividend income) or return of capital (i.e. adjustment to the Company’s cost basis in the Asset Manager Affiliates). The final determination of the tax attributes of distributions from our Asset Manager Affiliates is made on an annual (full calendar year) basis at the end of the year based upon taxable income and distributions for the full-year. Therefore, any estimate of tax attributes of distributions made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

Payment in Kind Interest

We may have loans in our portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be distributed to stockholders in the form of cash dividends, even though the Company has not yet collected any cash.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options or restricted stock, under the Equity Incentive Plan, to officers and employees for services rendered to us. We follow Accounting Standards Codification 718, Compensation — Stock Compensation, a method by which the fair value of options or restricted stock is determined and expensed.

United States Federal Income Taxes

The Company has elected and intends to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

Distributions to Shareholders

The amount of our declared distributions, as evaluated by management and approved by our Board of Directors, is based primarily on our evaluation of net investment income, distributable taxable income and the after-tax free cash flow from our Asset Manager Affiliates.

The following table sets forth the quarterly distributions declared by us for the 2017, 2016 and 2015 calendar years.

	Distribution	Declaration Date	Record Date		Pay Date
2017:
First quarter	$0.12	3/21/2017	4/7/2017		4/28/2017
Total declared in 2017	$0.12
2016:
Fourth quarter	$0.12	12/14/2016	1/6/2017	(1)	1/27/2017
Third quarter	0.15	9/20/2016	10/14/2016		10/27/2016
Second quarter	0.15	6/21/2016	7/7/2016		7/28/2016
First quarter	0.15	3/18/2016	4/7/2016		4/28/2016
Total declared in 2016	$0.57
2015:
Fourth quarter	$0.15	12/16/2015	1/6/2016	(1)	1/28/2016
Third quarter	0.21	9/22/2015	10/14/2015		10/27/2015
Second quarter	0.21	6/23/2015	7/6/2015		7/27/2015
First quarter	0.21	3/24/2015	4/6/2015		4/27/2015
Total declared in 2015	$0.78

(1)	Since the record date of this distribution is subsequent to year-end, it is a subsequent year tax event.

The following table depicts the composition of shareholder distributions on a per share basis:

	Quarter-ended March 31,
	2017(1)	2016(1)
Net investment income	$0.09	$0.13
Tax Accounting Difference on CLO Equity Investments	(0.02)	0.02
Other Tax Accounting Differences	—	0.01
Taxable distributable income	0.06	0.16
Cash distributed to the Company by Asset Manager Affiliates in excess of their taxable earnings	0.02	0.01
Cash received from CLO Equity Investments in excess of taxable earnings	0.02	0.03
Available for distribution(2)	0.10	0.20
Distributed	$0.12	$0.15
Difference	$(0.02)	$0.05

(1)	Table may not foot due to rounding.
(2)	The “Available for distribution” financial measure is a non-GAAP financial measure that is calculated by including the cash distributed to the Company by the Asset Manager Affiliates in excess of their taxable earnings and cash received from CLO Equity Investments in excess of taxable earnings to the Company’s taxable distributable income, which is the most directly comparable GAAP financial measure. In order to reconcile the “Available for distribution” financial measure to taxable distributable income per share in accordance with GAAP, the $0.02 and $0.01 per share of cash distributed to the Company by the Asset Manager Affiliates in excess of their taxable earnings and the $0.02 and $0.03 per share of cash distributed to the Company from CLO Equity Investments in excess of taxable earnings, is subtracted from the “Available for distribution” financial measure for the three months ended March 31, 2017 and 2016, respectively. The Company’s management believes that the presentation of the non-GAAP “Available for distribution” financial measure provides useful information to investors.

Our business activities contain elements of market risks. We consider our principal market risks to be fluctuations in interest rates and the valuations of our investment portfolio. Managing these risks is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor these risks and thresholds by means of administrative and information technology systems and other policies and processes.

Interest Rate Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of March 31, 2017, approximately 98.0% of our Debt Securities Portfolio were either fixed rate or floating rate with a spread to an interest rate index such as LIBOR or the prime rate. Most of these floating rate loans contain LIBOR floors ranging between 0.75% and 3.0%. We generally expect that future portfolio investments will predominately be floating rate investments. As of March 31, 2017, we had $180.9 million of borrowings outstanding at a current weighted average rate of 4.0%.

Because we borrow money to make investments, our net investment income is dependent upon the difference between our borrowing rate and the rate we earn on the invested proceeds borrowed. In periods of rising or lowering interest rates, the cost of the portion of our debt associated with our 7.375% Notes Due 2019 would remain the same at 7.375%, given that this debt is at a fixed rate. The Notes issued by KCAP

Senior Funding are floating rate based upon a LIBOR index plus a spread, which serves as a floor should LIBOR decrease to zero. Accordingly, our interest costs associated with this debt will fluctuate with changes in LIBOR.

Generally we would expect that an increase in the base rate index for our floating rate investment assets would increase our gross investment income and that a decrease in the base rate index for such assets would decrease our gross investment income (in either case, such increase/decrease may be limited by interest rate floors/minimums for certain investment assets).

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at March 31, 2017 was to remain constant and no actions were taken to alter the existing interest rate sensitivity, the table below illustrates the impact on net investment income on our Debt Securities Portfolio for various hypothetical increases in interest rates:

	Impact on net investment income from a change in interest rates at:
	1%	2%	3%
Increase in interest rate	$760,367	$1,504,028	$2,247,688
Decrease in interest rate	$1,308,608	$1,352,516	$1,352,516

As shown above, net investment income assuming a 1% increase in interest rates would increase by approximately $760,000 on an annualized basis, reflecting the impact to investments in our portfolio that are either fixed rate or which have embedded floors that would be unaffected by a 1% change in the underlying interest rate while our interest expense would be increasing. However, if the increase in rates was more significant, such as 2% or 3%, the net effect on net investment income would be an increase of approximately $1.5 million and $2.2 million, respectively. Since LIBOR underlying certain investments, as well as certain of our borrowings, is currently low, it is unlikely that the underlying rate will decrease by 1% or 2% or even 3%. If the underlying rate decreased to 0%, it would result in approximately a $1.3 million increase in net investment income.

Although management believes that this measure is indicative of sensitivity to interest rate changes on our Debt Securities Portfolio, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of March 31, 2017.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Investments for which market quotations are generally readily available are generally valued at such market quotations. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ materially from the values that would have been used had a ready market existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the value realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

The Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s material investments in illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Company intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

SENIOR SECURITIES TABLE

Information about our senior securities (including debt obligations and indebtedness) is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Senior securities payable
2007	$255,000	2,016	—	N/A
2008	261,691	1,751	—	N/A
2009	218,050	1,981	—	N/A
2010	86,747	3,155	—	N/A
2011	60,000	4,009	—	N/A
2012	101,400	3,050	—	N/A
2013	192,592	2,264	—	N/A
2014	223,885	2,140	—	N/A
2015	208,049	2,025	—	N/A
2016	180,881	2,048	—	N/A
2017 (as of March 31, 2017 (unaudited))	180,881	2,031	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable, except with respect to the 7.375% Notes Due 2019, as other debt securities are not registered for public trading. For the period ended March 31, 2017, the year ended December 31, 2016, the year ended December 31, 2015, the year ended December 31, 2014, the year ended December 31, 2013 and for the period from October 17, 2012 (date of issuance) to December 31, 2012, the average market value per $1,000 of par value of the 7.375% Notes Due 2019 was $1,018.88, $1,000.00, $1,011.96, $1,037.72, $1,032.96 and $1,012.28, respectively. Average market value is computed by taking the daily average of the closing prices for the period.

BUSINESS

We are an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”), under the Investment Company Act of 1940 (the “1940 Act”). We have three principal areas of investments:

First, the Company originates, structures, and invests in senior secured term loans and mezzanine debt primarily in privately-held middle market companies (the “Debt Securities Portfolio”). In addition, from time to time the Company may invest in the equity securities of privately held middle market companies.

Second, the Company has invested in asset management companies (Katonah Debt Advisors, L.L.C. and Trimaran Advisors L.L.C., collectively the “Asset Manager Affiliates”) that manage collateralized loan obligation funds (“CLO Funds”).

Third, the Company invests in debt and subordinated securities issued by CLOs (“CLO Fund Securities”). These CLO Fund Securities are primarily managed by our Asset Manager Affiliates, but from time-to-time the Company makes investments in CLO Fund Securities managed by other asset managers. The CLO Funds typically invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company may also invest in other investments such as loans to publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments.

In our Debt Securities Portfolio, our investment objective is to generate current income and, to a lesser extent, capital appreciation from the investments in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million to $50 million and/or total debt of $25 million to $150 million. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. The investments in our Debt Securities Portfolio are all or predominantly below investment grade, and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to smaller private companies or publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments.

From our Asset Manager Affiliates investment, we expect to receive recurring cash distributions and generate capital appreciation through the addition of new CLO Funds managed by our Asset Manager Affiliates. We may also seek to monetize our investment in the Asset Manager Affiliates if and when business conditions warrant. The Asset Manager Affiliates manage CLO Funds that invest in broadly syndicated loans, high-yield bonds and other credit instruments. The Asset Manager Affiliates are registered under the Investment Advisers Act of 1940 (the “Advisers Act”), and are each managed independently from KCAP by a separate management team (however, certain of the Company’s executive officers also act in similar capacities for one or both of the Asset Manager Affiliates).

In addition, our investments in CLO Fund Securities, which are primarily made up of minority investments in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates, are anticipated to provide the Company with recurring cash distributions and complement our investment in the Asset Manager Affiliates.

Because we are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor, we do not pay investment advisory fees, but instead incur the operating costs associated with employing investment and portfolio management professionals.

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the

1940 Act, equals at least 200% after such borrowing. The 1940 Act also generally prohibits us from declaring any cash dividend or distribution on any class of our capital stock if our asset coverage is below 200% at the time of the declaration of the dividend or distribution.

Subject to market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. Because we also recognize the need to have funds available for operating our business and to make investments, we seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. As a result, we may hold varying amounts of cash and other short-term investments from time-to-time for liquidity purposes.

We have elected to be treated for U.S. federal income tax purposes as a Regulated Investment Company (“RIC”) under the Internal Revenue Code (the “Code”) and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary tax-basis taxable income or capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet the specified source-of-income and asset diversification requirements and distribute to our stockholders annually at least 90% of our net ordinary tax-basis taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

We were formed in August 2006, as Kohlberg Capital Corporation. In December 2006, we completed our initial public offering (“IPO”), which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock in exchange for the ownership interests of Katonah Debt Advisors, L.L.C. and certain CLO Fund Securities.

In April 2008, the Company completed a rights offering that resulted in the issuance of 3.1 million shares of our common stock, and net proceeds of $27 million.

On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), an asset manager similar to Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”), for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneous with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of March 31, 2017, the Asset Manager Affiliates had approximately $2.8 billion of par value assets under management.

On July 11, 2012, we changed our name from Kohlberg Capital Corporation to KCAP Financial, Inc.

On February 14, 2013, the Company completed a public offering of 5,232,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 682,500 shares of common stock, at a price of $9.75 per share, raising approximately $51.0 million in gross proceeds. In conjunction with this offering, the Company also sold 200,000 shares of common stock to a member of its Board of Directors, at a price of $9.31125 per share, raising approximately $1.9 million in gross proceeds.

On October 6, 2014, the Company priced a follow-on public offering of 3.0 million shares of its common stock at a price of $8.02 per share. The offering raised net proceeds of approximately $23.8 million, net of underwriting discounts and offering expenses.

Including employees of our Asset Manager Affiliates, we employ an experienced team of 15 investment professionals and 25 total staff members. Dayl W. Pearson, our President and Chief Executive Officer, and one of our directors, has been in the financial services industry for nearly 40 years. During the past 26 years, Mr. Pearson has focused almost exclusively on the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer with primary responsibility for the Debt Securities Portfolio, has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. Dominick J. Mazzitelli is the President and portfolio manager of the Asset Manager Affiliates. He has over 20 years of experience within the credit markets, with most of his career focused on the leveraged finance markets. Edward U. Gilpin, our Chief Financial Officer, Secretary and Treasurer, has been in financial services for over 30 years, with significant experience in overseeing the financial operations and reporting for asset management businesses, including the fair value accounting of CLO securities owned by them.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Financial Standards Board Accounting Standards Codification 946, Financial Services — Investment Companies (ASC 946), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in ASC 946 occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. Other than KCAP Funding, Kohlberg Capital Funding I LLC, KCAP Senior Funding I Holdings LLC and KCAP Senior Funding I LLC, none of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, at which point any gain or loss on exit is reclassified and recognized as a “Net Realized Gain (Loss) from Investments.”

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2017 was $5.14. On June 5, 2017, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $3.40. In addition, our 7.375% notes due 2019 (“7.375% Notes Due 2019”) are traded on the New York Stock Exchange under the symbol “KAP.” On June 5, 2017, the last reported price of our 7.375% Notes Due 2019, which have a par value of $25.00, was $25.70.

Our Corporate Information

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kcapfinancial.com. The information contained in our website is not incorporated by reference into this Annual Report. We make available on or through our website certain reports and amendments to those reports that we file with or furnish to the SEC in accordance with the Securities Exchange Act of 1934 (the “Exchange Act”). These include our annual reports on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K. We make this information available on our website free of charge as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC.

Investment Portfolio

Our investment portfolio generates investment income, which is generally used to pay principal and interest on our borrowings, operating expenses, and to fund our distributions to our stockholders. Our investment portfolio consists of three primary components: the Debt Securities Portfolio, the CLO Fund Securities and our investment in our wholly owned Asset Manager Affiliates.

Debt Securities Portfolio.  We target privately-held middle market companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will generate a current return through interest income to provide for stability in our shareholder distributions and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk by following our internal credit policies and procedures.

When we extend senior and junior secured term loans, we will generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is originated or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining an equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

Below are summary attributes for our Debt Securities Portfolio as of and for the period ended March 31, 2017:

•	represented approximately 66.9% of total investment portfolio;
•	contained credit instruments issued by corporate borrowers;
•	primarily comprised of senior secured and junior secured loans (82.7% and 16.2% of Debt Securities Portfolio, respectively);
•	spread across 25 different industries and 94 different entities;
•	average par balance per investment of approximately $2.5 million;
•	all issuers were current on their debt service obligations; and
•	weighted average interest rate of 7.0% on income producing debt investments.

Our investments generally average between $1 million to $20 million, although particular investments may be larger or smaller. The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. The size of our investments and maturity dates may vary as follows:

•	senior secured term loans from $2 to $20 million maturing in five to seven years;
•	second lien term loans from $5 to $15 million maturing in six to eight years;
•	senior unsecured loans from $5 to $23 million maturing in six to eight years;
•	mezzanine loans from $5 to $15 million maturing in seven to ten years; and
•	equity investments from $1 to $5 million.

Asset Manager Affiliates.  We expect to receive recurring cash distributions and seek to generate capital appreciation from our investment in our Asset Manager Affiliates. We may also seek to monetize our investment the Asset Manager Affiliates if and when business conditions warrant. As a manager of CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have provided a first loss guaranty in connection with loan warehouse arrangements for their future CLO Funds.

The periodic management fees that our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund, so long as the Asset Manager Affiliate manages the fund. As a result, the management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The management fees that our Asset Manager Affiliates receive generally have three contractual components: a senior management fee, a subordinated management fee and the possibility of an incentive management fee if certain conditions are met. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis. During 2016, two CLO Funds achieved the minimum investment return threshold and our Asset Manager Affiliates received incentive fees from those CLO Funds.

Subject to the conditions of the capital markets, we expect to continue to make investments in CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital, which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. See “Risk Factors” for a discussion of the risks relating to our ability to access the capital markets and the impact of certain risk retention rules which require that we or our Asset Manager Affiliates make and maintain certain minimum investments in CLO Funds managed by the Asset Manager Affiliates.

The after-tax net free cash flow that our Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying their expenses pursuant to an overhead allocation agreement with the Company associated with their operations, including compensation of their employees, may be distributed to us. Distributions from our Asset Manager Affiliates’ tax basis earnings and profits are recorded as “Dividends From Asset Manager Affiliates” in our financial statements when declared. From time to time our Asset Manager Affiliates may distribute cash in excess of tax basis earnings and profits. This excess is deemed a return of capital (“ROC”) and is recorded in “unrealized gains (losses)” on the statement of operations.

Below are summary attributes for our Asset Manager Affiliates, as of and for the period ended March 31, 2017:

•	represented approximately 10.4% of total investment portfolio;
•	had approximately $2.8 billion par value of assets under management;
•	receive contractual and recurring asset management fees based on par value of managed investments;
•	may receive an incentive management fee from a CLO Fund, provided that the CLO Fund achieves a minimum designated return on investment. In 2016, two such funds paid incentive fees to our Asset Manager Affiliates;
•	distributions paid by our Asset Manager Affiliates are an additional source of cash to pay our distributions to our stockholders and service our debt obligations; and
•	for the three month period ended March 31, 2017, we received a cash distribution of approximately $650,000, which was recognized as a return of capital.

CLO Fund Securities.  Subject to the conditions of the capital markets, we expect to continue to make investments in the CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income.

Below are summary attributes for our CLO Fund Securities, as of and for the period ended March 31, 2017, unless otherwise specified:

•	CLO Fund Securities represented approximately 15% of total investment portfolio;
•	97.4% of CLO Fund Securities Portfolio represented investments in subordinated securities or equity securities issued by CLO Funds and 2.6% of CLO Fund Securities Portfolio was a rated note;
•	all CLO Funds invested primarily in credit instruments issued by corporate borrowers;

•	GAAP-basis investment income of $3.1 million; cash distributions received of approximately $2.9 million (approximately $2.2 million taxable distributable income, $710,000 tax return of capital to KCAP).

Structure and Process

Structure

We are an internally managed BDC with 25 full-time employees (inclusive of employees of our Asset Manager Affiliates). The following are our key functional teams that execute our business strategy:

•	Our BDC investment team consists of 6 professionals who originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies as well as CLO Funds.
•	Our Asset Manager Affiliates team consists of 9 professionals who structure, purchase and manage portfolios of primarily broadly syndicated corporate senior debt for CLOs.
•	The remainder of the employees include senior management, operations, financial accounting, compliance and human resource personnel.

Process

KCAP will review potential investment opportunities and conduct due diligence that will typically include a review of historical and prospective financial information, participation in a presentation held by the prospective portfolio company’s management and/or the transaction sponsor, a review of the prospective portfolio company’s product or service, an analysis and understanding of the drivers of the particular industry in which the prospective portfolio company operates, and an assessment of the debt service capabilities of the prospective portfolio company under a variety of assumed forecast scenarios.

Due to our ability to source transactions through multiple channels, we expect to continue to maintain a pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;
•	companies with financing needs of $25 to $150 million;
•	companies purchased by well-regarded private equity sponsors;
•	non-sponsored companies with successful management and systems;
•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and
•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to continue to source investment opportunities from:

•	private equity sponsors;
•	regional investment banks for non-sponsored companies;
•	other middle market lenders with whom we can participate in loans; and
•	our Asset Manager Affiliates, with regard to high-yield bonds and syndicated loans.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors that determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. We also look at potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

•	industry fundamentals;
•	competitive position and market share;
•	past ability to work through historical down-cycles;
•	quality of financial and technology infrastructure;
•	sourcing risks and opportunities;
•	labor and union strategy;
•	technology risk;
•	diversity of customer base and product lines;
•	quality of financial sponsor (if applicable); and
•	acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

•	income statement analysis of growth and margin trends;
•	cash flow analysis of capital expenditures and free cash flow;
•	financial ratio and market share standing among comparable companies;
•	financial projections: underwriting versus stress case;
•	event specific credit modeling;
•	credit profile trend;
•	future capital expenditure needs and asset sale plans;
•	downside protection to limit losses in an event of default;
•	risk adjusted returns and relative value analysis; and
•	enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process by the Investment Committee.

Investment Committee

The Investment Committee consists of the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Investment Officer, and an additional member of the Board of Directors. The Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies.

Upon completion of the due diligence investigation, the underwriting team of investment professionals/analysts will prepare a credit underwriting memorandum that will summarize the contemplated transaction, present the investment highlights, analyze the risk in the transaction and mitigating factors to those risks, analyze the prospective portfolio’s historical financial statements, financial projections, industry and management team, and will then present this memorandum with its recommendations to the Investment Committee for review and approval.

The approval of a majority of the Investment Committee is required for all investments of less than $15 million, and the unanimous approval of the Investment Committee is required for investments of $15 million or greater.

Monitoring

Our management team has significant experience monitoring credit portfolios. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments will not be liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with management and the private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action. In addition, most of our senior management team, including the credit team at the Asset Manager Affiliates, has substantial workout and restructuring experience.

In order to assist us in detecting issues with our Debt Securities Portfolio companies as early as possible, we perform a financial analysis at least quarterly on each portfolio company. This analysis typically includes:

•	A summary of the portfolio company’s current total credit exposure as well as the KCAP portion of this exposure.
•	A summary and update of the portfolio company’s financial condition and performance, including but not limited to, performance versus plan, deterioration/improvement in market position, or industry fundamentals, management changes or additions, and ongoing business strategy.
•	Reaffirmation of, or proposal to change, the risk rating of the underlying investment.
•	A summary of the portfolio company’s financial covenant results vis a vis financial covenant levels established in the credit agreement.

Watch list credits are followed closely and discussed periodically with the Chief Investment Officer, as appropriate.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Our net asset value per share was $5.14, $5.24 and $5.82 as of March 31, 2017, December 31, 2016 and December 31, 2015, respectively. Since we report our assets at fair value for each reporting period, net asset value also represents the amount of stockholders’ equity per share for the reporting period. Our net asset value is comprised mostly of investment assets less debt and other liabilities:

	March 31, 2017		December 31, 2016		December 31, 2015
	Fair Value(1)	per Share(1)	Fair Value(1)	per Share(1)	Fair Value(1)	per Share(1)
Investments at fair value:
Investments in money market accounts(2)	$22,674,790	$0.61	$28,699,269	$0.77	$2,129,381	$0.06
Investments in debt securities	237,657,701	6.39	238,343,330	6.41	284,639,244	7.67
Investments in CLO Fund Securities	52,999,028	1.42	54,174,350	1.46	55,872,382	1.50
Investments in equity securities	4,902,794	0.13	5,056,355	0.14	9,548,488	0.26
Investments in Asset Manager Affiliates	36,942,000	0.99	40,198,000	1.08	57,381,000	1.55
Cash	5,178,290	0.14	1,307,257	0.04	—	—
Restricted Cash(3)	7,986,487	0.21	8,528,298	0.23	7,138,272	0.19
All other assets	1,926,339	0.05	5,065,124	0.14	4,495,930	0.12
Total Assets	$370,267,429	$9.95	$381,371,983	$10.26	$421,204,697	$11.35
Notes payable – KCAP Senior Funding I, LLC (net of discount and offering costs)	$142,931,928	$3.84	$142,604,419	$3.84	$141,316,396	$3.81
7.375% Notes Due 2019 (net of offering costs)	33,025,437	0.89	32,980,151	0.89	40,509,656	1.09
Convertible Notes (net of offering costs)	—	—	—	—	19,277,709	0.52
Payable for open trades	1,000,000	0.03	7,884,943	0.21	—	—
Other liabilities	1,880,174	0.05	2,977,545	0.08	4,000,466	0.11
Total Liabilities	178,837,539	4.81	186,447,058	5.02	205,104,227	5.53
NET ASSET VALUE	$191,429,890	$5.14	$194,924,925	$5.24	$216,100,470	$5.82

(1)	Our balance sheet at fair value and resultant net asset value are calculated on a basis consistent with accounting principles generally accepted in the United States of America (“GAAP”). Our per share presentation of such amounts (other than net asset value per share) is an internally derived non-GAAP performance measure calculated by dividing the applicable balance sheet amount by outstanding shares. We believe that the per share amounts for such balance sheet items are helpful in analyzing our balance sheet both quantitatively and qualitatively.
(2)	Includes restricted cash held under employee benefit plans.
(3)	Consists of cash held for quarterly interest and principal payments to the holders of notes issued by KCAP Senior Funding I, LLC, our wholly owned subsidiary.

Valuation

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in CLO Fund Securities. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. As a result, our Board of Directors determines in good faith the fair value of our portfolio investments pursuant to a valuation policy developed in accordance with the Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820: Fair Value”), and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. Our Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. The Company uses an independent valuation firm to provide third party valuation consulting services to the Company and the Board of Directors. For additional information concerning valuation, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Valuation of Portfolio Investments”; and Notes 2 and 4 to the financial statements.

Competition

Our primary competitors also provide financing to prospective portfolio companies. These include commercial banks, specialty finance companies, hedge funds, structured investment funds, other BDCs and investment banks. Our competitors may have a lower cost of funds, and many have access to funding sources that are not available to us. Many of these entities have greater managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market loan origination and a CLO management platform at the Asset Manager Affiliates that includes experienced lenders with broad industry expertise. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities that make us attractive within our market.

Employees

As of May 31, 2017, we and our Asset Manager Affiliates had 25 employees, including an experienced team of 15 investment professionals.

Legal Proceedings

We are not currently a party to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2017 for each portfolio company in which we had an investment.

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
1A Smart Start LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Initial Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 2/22	$2,962,500	$2,940,096	$2,958,353
4L Technologies Inc. (fka Clover Holdings, Inc.)(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 5/20	2,713,465	2,699,414	2,637,217
Advanced Lighting Technologies, Inc,(8), (9), (14) Consumer goods: Durable	First Lien Bond — 12.500% – 6/2019 – 00753CAG7 5.3% Cash, 7.3% PIK, Due 6/19	3,157,500	3,054,338	1,089,338
Advantage Sales & Marketing Inc.(8) Services: Business	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	1,001,676	990,200
Alere Inc. (fka IM US Holdings, LLC)(9) Healthcare & Pharmaceuticals	Senior Secured Loan — B Term Loan 4.3% Cash, 1.0% Libor Floor, Due 6/22	3,022,586	3,017,016	3,033,921
American Seafoods Group LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/21	3,683,704	3,670,208	3,696,597
Anaren, Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Term Loan (First Lien) 5.6% Cash, 1.0% Libor Floor, Due 2/21	1,862,112	1,851,738	1,850,195
Apco Holdings, Inc.(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/22	3,792,162	3,700,381	3,788,370
API Technologies Corp.(8), (9) High Tech Industries	Senior Secured Loan — Initial Term Loan 7.6% Cash, 1.0% Libor Floor, Due 4/22	3,473,750	3,414,914	3,472,013
Aristotle Corporation, The(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.6% Cash, 1.0% Libor Floor, Due 6/21	3,656,556	3,643,560	3,648,146
Asurion, LLC (fka Asurion Corporation)(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Replacement B-2 Term Loan 4.2% Cash, 0.8% Libor Floor, Due 7/20	184,525	184,948	185,948
Avalign Technologies, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Initial Term Loan (Second Lien) 9.6% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	992,430	983,400
Avalign Technologies, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 7/21	2,925,000	2,916,442	2,917,386
BarBri, Inc. (Gemini Holdings, Inc.)(8), (9) Services: Consumer	Senior Secured Loan — Term Loan 4.5% Cash, 1.0% Libor Floor, Due 7/19	2,465,308	2,460,567	2,434,738
BBB Industries US Holdings, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 11/21	2,947,500	2,908,792	2,831,369
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Delayed Draw Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	63,260	61,478	63,184
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — First Amendment Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	493,566	489,167	492,974
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	1,480,368	1,460,358	1,478,591
Carolina Beverage Group LLC(8) Beverage, Food and Tobacco	Senior Secured Bond — 10.625% – 08/2018 – 143818AA0 144A 10.6% Cash, Due 8/18	1,500,000	1,505,454	1,489,350
CCS Intermediate Holdings, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.1% Cash, 1.0% Libor Floor, Due 7/21	$2,925,000	$2,915,919	$2,479,523
Cengage Learning, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — 2016 Refinancing Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/23	3,784,380	3,779,649	3,620,592

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Checkout Holding Corp. (fka Catalina Marketing)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Term B Loan (First Lien) 4.5% Cash, 1.0% Libor Floor, Due 4/21	955,000	952,250	864,275
CHS/Community Health Systems, Inc.(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Incremental 2021 Term H Loan 4.0% Cash, 1.0% Libor Floor, Due 1/21	2,878,621	2,854,616	2,844,264
Consolidated Communications, Inc.(9) Telecommunications	Senior Secured Loan — Initial Term Loan 4.0% Cash, 1.0% Libor Floor, Due 10/23	2,062,263	2,057,462	2,075,337
CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited)(8) Beverage, Food and Tobacco	Junior Secured Loan — Term Loan (Second Lien) 8.8% Cash, 1.0% Libor Floor, Due 7/21	3,000,000	3,010,709	2,475,000
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.) (aka HealthPort)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — New Term Loan Facility 5.3% Cash, 1.0% Libor Floor, Due 12/21	2,932,763	2,911,439	2,783,778
Drew Marine Group Inc.(8) Transportation: Cargo	Junior Secured Loan — Term Loan (Second Lien) 8.1% Cash, 1.0% Libor Floor, Due 5/21	2,500,000	2,496,538	2,400,000
Eastern Power, LLC (Eastern Covert Midco, LLC) (aka TPF II LC, LLC)(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 10/23	2,796,756	2,815,456	2,813,187
ELO Touch Solutions, Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 6/18	1,398,040	1,378,666	1,364,347
Empower Payments Acquisition, Inc(8), (9) Services: Business	Senior Secured Loan — Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/23	2,992,500	2,935,328	2,981,727
EWT Holdings III Corp. (fka WTG Holdings III Corp.)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 4.9% Cash, 1.0% Libor Floor, Due 1/21	1,741,003	1,737,060	1,724,985
FHC Health Systems, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 5.0% Cash, 1.0% Libor Floor, Due 12/21	3,829,000	3,802,884	3,615,208
First American Payment Systems, L.P.(8) Banking, Finance, Insurance & Real Estate	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, 1.0% Libor Floor, Due 7/24	1,500,000	1,456,303	1,408,350
Getty Images, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Initial Term Loan 4.8% Cash, 1.3% Libor Floor, Due 10/19	2,134,995	2,141,472	1,875,465
GI Advo Opco, LLC(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.7% Cash, 1.0% Libor Floor, Due 11/21	246,875	244,956	223,471
GI Advo Opco, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.7% Cash, 1.0% Libor Floor, Due 11/21	2,715,625	2,694,524	2,458,184
GK Holdings, Inc. (aka Global Knowledge)(8) Services: Business	Junior Secured Loan — Initial Term Loan (Second Lien) 11.4% Cash, 1.0% Libor Floor, Due 1/22	1,500,000	1,479,272	1,474,050
GK Holdings, Inc. (aka Global Knowledge)(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 7.1% Cash, 1.0% Libor Floor, Due 1/21	$4,438,648	$4,413,162	$4,405,358
Global Tel*Link Corporation(8) Telecommunications	Junior Secured Loan — Term Loan (Second Lien) 9.0% Cash, 1.3% Libor Floor, Due 11/20	4,000,000	3,960,194	3,911,600
Gold Standard Baking, Inc.(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 5.4% Cash, 1.0% Libor Floor, Due 4/21	2,456,250	2,447,837	2,454,531
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 1/18	2,880,000	2,870,374	2,764,800
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	7,000,000	6,960,865	6,370,000
Gymboree Corporation., The(8), (9) Retail	Senior Secured Loan — Term Loan 5.0% Cash, 1.5% Libor Floor, Due 2/18	1,420,455	1,416,024	593,445
Hargray Communications Group, Inc. (HCP Acquisition LLC)(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — Term B-1 Loan 4.9% Cash, 1.0% Libor Floor, Due 6/19	2,879,638	2,855,975	2,879,638

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-5 Term Loan 7.1% Cash, 1.0% Libor Floor, Due 12/21	1,334,704	1,318,965	1,348,886
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-6 Term Loan 6.6% Cash, 1.0% Libor Floor, Due 2/22	2,917,761	2,889,214	2,944,021
Highland Acquisition Holdings, LLC (aka HealthSun Health Plans, Inc.)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	1,975,000	1,883,259	1,950,313
Highline Aftermarket Acquisition, LLC(8), (9) Automotive	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 3/24	1,500,000	1,492,512	1,492,500
Hoffmaster Group, Inc.(8) Forest Products & Paper	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 11/24	1,600,000	1,554,026	1,548,000
Hoffmaster Group, Inc.(8), (9) Forest Products & Paper	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 11/23	2,660,000	2,634,684	2,661,862
Industrial Services Acquisition, LLC (aka Evergreen/NAIC)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 6.0% Cash, 1.0% Libor Floor, Due 6/22	2,887,500	2,862,271	2,887,500
Ivanti Software, Inc. (fka LANDesk Group, Inc.)(8) High Tech Industries	Junior Secured Loan — Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 1/25	3,228,619	3,228,619	3,228,619
Kellermeyer Bergensons Services, LLC(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 10/21	3,950,120	3,927,591	3,890,868
Key Safety Systems, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan 5.5% Cash, 1.0% Libor Floor, Due 8/21	1,394,077	1,389,685	1,410,457
MB Aerospace ACP Holdings II Corp.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan 6.7% Cash, 1.0% Libor Floor, Due 12/22	1,339,110	1,328,548	1,339,646
Medrisk, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 6.4% Cash, 1.0% Libor Floor, Due 2/23	$1,980,000	$1,963,205	$1,980,000
National Home Health Care Corp.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 12/22	1,500,728	1,479,192	1,470,863
National Home Health Care Corp.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 12/21	2,981,250	2,953,191	2,977,673
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-1 Loan (First Lien) 6.1% Cash, 1.0% Libor Floor, Due 12/21	2,344,706	2,330,591	2,344,471
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-2 Loan (First Lien) 6.1% Cash, 1.0% Libor Floor, Due 12/21	2,066,562	2,053,576	2,066,355
Nielsen & Bainbridge, LLC(8), (9) Consumer goods: Durable	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/20	5,361,360	5,328,534	5,361,360
NM Z Parent Inc. (aka Zep, Inc.)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — 2016 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 6/22	3,438,750	3,450,149	3,474,169
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)(8), (9) Services: Business	Senior Secured Loan — Tranche B-2 Term Loan (First Lien) 8.1% Cash, 1.3% Libor Floor, Due 7/20	1,928,630	1,890,331	1,880,029
Onex Carestream Finance LP(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 9.6% Cash, 1.0% Libor Floor, Due 12/19	1,932,311	1,932,311	1,783,523
Onex Carestream Finance LP(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien 2013) 5.1% Cash, 1.0% Libor Floor, Due 6/19	1,723,617	1,726,495	1,701,383
Otter Products, LLC (OtterBox Holdings, Inc.)(8), (9) Consumer goods: Durable	Senior Secured Loan — Term B Loan 5.8% Cash, 1.0% Libor Floor, Due 6/20	2,600,266	2,588,047	2,544,360

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
PGX Holdings, Inc.(8), (9) Services: Consumer	Senior Secured Loan — Initial Term Loan (First Lien) 6.3% Cash, 1.0% Libor Floor, Due 9/20	3,595,714	3,574,690	3,586,365
Playpower, Inc.(8), (9) Construction & Building	Senior Secured Loan — Initial Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 6/21	1,965,000	1,954,591	1,965,196
Power Products, LLC(8), (9) Capital Equipment	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 12/22	2,000,000	1,990,243	1,990,000
PrimeLine Utility Services LLC (fka FR Utility Services LLC)(8), (9) Energy: Electricity	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	3,925,659	3,895,827	3,928,014
Priority Payment Systems Holdings LLC(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/23	3,990,000	3,951,668	3,960,873
PSC Industrial Holdings Corp.(8), (9) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 12/20	2,966,713	2,947,322	2,953,066
Q Holding Company (fka Lexington Precision Corporation)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 6.1% Cash, 1.0% Libor Floor, Due 12/21	2,984,733	2,956,243	2,955,781
Quad-C JH Holdings Inc. (aka Joerns Healthcare)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan A 6.2% Cash, 1.0% Libor Floor, Due 5/20	3,890,093	3,874,832	3,617,786
Ravn Air Group, Inc.(8), (9) Transportation: Consumer	Senior Secured Loan — Initial Term Loan 5.4% Cash, 1.0% Libor Floor, Due 7/21	2,406,250	2,397,545	2,317,219
Roscoe Medical, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 9/19	$6,700,000	$6,669,733	$6,499,000
Salient CRGT Inc.(8), (9) High Tech Industries	Senior Secured Loan — Initial Term Loan 6.8% Cash, 1.0% Libor Floor, Due 2/22	3,000,000	2,940,954	2,955,000
Sandy Creek Energy Associates, L.P.(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.1% Cash, 1.0% Libor Floor, Due 11/20	2,606,504	2,599,760	2,077,905
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 7.7% Cash, 1.0% Libor Floor, Due 8/21	2,709,639	2,695,021	2,439,488
Tank Partners Holdings, LLC(8), (14) Energy: Oil & Gas	Senior Secured Loan — Loan 10.3% Cash, 4.0% PIK, 3.0% Libor Floor, Due 8/19	11,049,279	10,820,492	7,819,575
Terra Millennium Corporation(8), (9) Construction & Building	Senior Secured Loan — First Out Term Loan 7.3% Cash, 1.0% Libor Floor, Due 10/22	3,975,000	3,937,126	3,975,000
Time Manufacturing Acquisition, LLC(8), (9) Capital Equipment	Senior Secured Loan — Term Loan 6.2% Cash, 1.0% Libor Floor, Due 2/23	1,500,000	1,492,672	1,500,000
TronAir Parent Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 9/23	3,980,000	3,942,913	3,979,204
TRSO I, Inc.(8) Energy: Oil & Gas	Junior Secured Loan — Term Loan (Second Lien) 14.0% Cash, 1.0% Libor Floor, Due 12/19	1,000,000	992,199	1,000,000
U.S. Shipping Corp (fka U.S. Shipping Partners LP)(8), (9) Transportation: Cargo	Senior Secured Loan — Tranche B-2 Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/21	1,266,623	1,265,891	1,199,999
USJ-IMECO Holding Company, LLC(8), (9) Transportation: Cargo	Senior Secured Loan — Term Loan 7.0% Cash, 1.0% Libor Floor, Due 4/20	3,670,376	3,660,989	3,518,790
Verdesian Life Sciences, LLC(8), (9) Environmental Industries	Senior Secured Loan — Initial Term Loan 6.0% Cash, 1.0% Libor Floor, Due 7/20	3,712,558	3,682,896	3,584,846
VIP Cinema Holdings, Inc.(8), (9) Hotel, Gaming & Leisure	Senior Secured Loan — Initial Term Loan (First Lien) 7.0% Cash, 1.0% Libor Floor, Due 3/23	2,000,000	1,990,110	1,990,000
Weiman Products, LLC(8) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.9% Cash, 1.0% Libor Floor, Due 11/18	832,018	829,219	819,371
Weiman Products, LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.9% Cash, 1.0% Libor Floor, Due 11/18	4,148,678	4,134,948	4,085,618

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
WideOpenWest Finance, LLC(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — New Term B Loan 4.6% Cash, 1.0% Libor Floor, Due 8/23	2,985,000	2,985,000	3,004,477
WireCo WorldGroup Inc.(8) Capital Equipment	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 9/24	3,000,000	2,957,746	3,002,700
WireCo WorldGroup Inc. (WireCo WorldGroup Finance LP)(8), (9) Capital Equipment	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 9/23	1,741,250	1,725,053	1,743,165
Total Investment in Debt Securities (124% of net asset value at fair value)		$249,597,832	$247,632,590	$237,657,701

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Amortized Cost	Fair Value(2)
Advanced Lighting Technologies, Inc,(5), (8), (9) Consumer goods: Durable	Preferred Stock Series C	1.8%	$1	$1,000
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Partnership Interests	1.2%	1,000,000	13,471
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	1,091,819
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(5), (8) Media: Advertising, Printing & Publishing	Common	1.3%	359,765	554,067
DBI Holding LLC(5), (8) Services: Business	Class A Warrants	3.2%	1	1,000
eInstruction Acquisition, LLC(5), (8) Services: Business	Membership Units	1.1%	1,079,615	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (5) Capital Equipment	Class A Shares	1,500	1,500,000	707,874
Perseus Holding Corp.(5), (8) Hotel, Gaming & Leisure	Common	0.2%	400,000	1,000
Roscoe Investors, LLC(5), (8) Healthcare & Pharmaceuticals	Class A Units	1.6%	1,000,000	1,169,000
Tank Partners Holdings, LLC(5), (8) ,(11) Energy: Oil & Gas	Class B Units	5.8%	980,000	1,000
Tank Partners Holdings, LLC(5), (8) Energy: Oil & Gas	Warrants	1.3%	185,205	1,000
TRSO II, Inc.(5), (8) Energy: Oil & Gas	Common Stock	5.4%	1,680,161	1,359,563
New Millennium Holdco, Inc. (Millennium Health, LLC)(5), (8) Healthcare & Pharmaceuticals	Common	0.2%	1,953,299	1,000
Total Investment in Equity Securities (3% of net asset value at fair value)			$10,389,008	$4,902,794

CLO Fund Securities

CLO Subordinated Investments

Portfolio Company	Investment(12)	Percentage Ownership	Amortized Cost	Fair Value(2)
Grant Grove CLO, Ltd.(3), (13)	Subordinated Securities, effective interest N/M, 1/21 maturity	22.2%	$2,485,886	$1,000
Katonah III, Ltd.(3), (13)	Preferred Shares, effective interest N/M, 5/15 maturity	23.1%	1,287,155	369,000
Katonah 2007-I CLO Ltd.(3), (6)	Preferred Shares, effective interest 25.6%, 4/22 maturity	100.0%	29,101,810	20,847,854
Trimaran CLO VII, Ltd.(3), (6), (13)	Income Notes, effective interest N/M, 6/21 maturity	10.5%	934,010	565,000
Catamaran CLO 2012-1 Ltd.(3), (6)	Subordinated Notes, effective interest 8.3%, 12/23 maturity	24.9%	5,778,004	2,679,951
Catamaran CLO 2013-1 Ltd.(3), (6)	Subordinated Notes, effective interest 14.6%, 1/25 maturity	23.5%	5,067,975	4,613,262
Catamaran CLO 2014-1 Ltd.(3), (6)	Subordinated Notes, effective interest 9.8%, 4/26 maturity	24.9%	7,635,476	4,376,540
Dryden 30 Senior Loan Fund(3)	Subordinated Notes, effective interest 35.2%, 11/25 maturity	7.5%	1,314,985	1,801,090
Catamaran CLO 2014-2 Ltd.(3), (6)	Subordinated Notes, effective interest 11.2%, 10/26 maturity	24.9%	6,972,176	4,879,005
Catamaran CLO 2015-1 Ltd.(3), (6)	Subordinated Notes, effective interest 9.8%, 4/27 maturity	9.9%	4,494,789	3,110,826
Catamaran CLO 2016-1 Ltd.(3), (6)	Subordinated Notes, effective interest 13.3%, 1/29 maturity	24.9%	10,478,346	8,365,500
Total Investment in CLO Subordinated Securities			$75,550,612	$51,609,028

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Ownership	Amortized Cost	Fair Value(2)
Catamaran CLO 2014-1 Ltd.(3), (6)	Float – 04/2026 – E – 14889FAC7	15.1%	$1,444,363	$1,390,000
Total Investment in CLO Rated-Note			$1,444,363	$1,390,000
Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$76,994,975	$52,999,028

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Ownership	Cost	Fair Value(2)
Asset Manager Affiliates(8), (10)	Asset Management Company	100.0%	$54,691,230	$36,942,000
Total Investment in Asset Manager Affiliates (19% of net asset value at fair value)			$54,691,230	$36,942,000

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Amortized Cost	Fair Value(2)
JP Morgan Business Money Market Account(7), (8)	Money Market Account	0.10%	$14,268	$14,268
US Bank Money Market Account(8)	Money Market Account	0.02%	22,660,522	22,660,522
Total Investment in Time Deposit and Money Market Accounts (12% of net asset value at fair value)			$22,674,790	$22,674,790
Total Investments(4) (186% of net asset value at fair value)			$412,382,593	$355,176,313

(1)	A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at March 31, 2017. As noted in the table above, 93% (based on par) of debt securities contain LIBOR floors which range between 0.75% and 3.0%.
(2)	Reflects the fair market value of all investments as of March 31, 2017, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	The aggregate cost of investments for federal income tax purposes is approximately $420 million. The aggregate gross unrealized appreciation is approximately $2.2 million, the aggregate gross unrealized depreciation is approximately $67.1 million, and the net unrealized depreciation is approximately $64.9 million.
(5)	Non-income producing.
(6)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the consolidated financial statements).
(7)	Money market account holding restricted cash and security deposits for employee benefit plans.
(8)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(9)	As of March 31, 2017, this investment is owned by KCAP Senior Funding I, LLC and was pledged to secure KCAP Senior Funding I, LLC’s debt obligation.
(10)	Other than the Asset Manager Affiliate, which we are deemed to “control”, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(11)	Non-voting.
(12)	CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.
(13)	Notice of redemption has been received for this transaction.
(14)	Loan or security was on partial non-accrual status, whereby we have recognized income on a portion of contractual PIK amounts due.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. Our Board of Directors has seven members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and five of whom are not interested persons, whom we refer to as our independent directors.

Directors and Executive Officers

As of June 5, 2017, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o KCAP Financial, Inc., 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with Us
Independent Directors(1):
Christopher Lacovara	52	Chairman
C. Turney Stevens, Jr.	66	Director
Albert G. Pastino	75	Director
C. Michael Jacobi	75	Director
John A. Ward, III	71	Director
Non-Independent Directors:
Dayl W. Pearson(2)	62	Director, President and Chief Executive Officer
Dean C. Kehler(3)	60	Director, Portfolio Manager of Trimaran Advisors
Executive Officers
Edward U. Gilpin	56	Chief Financial Officer, Treasurer and Secretary
R. Jon Corless	65	Chief Investment Officer
Daniel P. Gilligan	45	Interim Chief Compliance Officer, Vice President, Director of Portfolio Administration

(1)	As used herein the term “Independent Directors” refers to directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.
(2)	Mr. Pearson is not an Independent Director because he is an officer of the Company.
(3)	Mr. Kehler is not an Independent Director because he was an employee of Trimaran Advisors, a wholly-owned portfolio company of the Company until February 28, 2015.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

Christopher Lacovara

Mr. Lacovara is the Chairman of the Board of KCAP Financial and the Chairman of the Valuation Committee of the Board. He also serves on the Company’s Investment Committee. Mr. Lacovara joined the Board in December 2006. Mr. Lacovara is a former co-managing partner of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading middle market private equity firm, which he joined in 1988, and is a member of its Investment Committee. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. from Harvard College, an M.S. from the Columbia University School of Engineering and Applied Sciences, and a J.D. from the Columbia University School of Law. Mr. Lacovara has served on the boards of directors of more than 20 privately-held and publicly-listed companies. As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Turney Stevens

Mr. Stevens has served on KCAP Financial’s Board since December 2006, serves on the Valuation Committee and the Compensation Committee and serves as the Chair of the Nominating and Corporate Governance Committee of the Board. Mr. Stevens is a former Dean of the College of Business at Lipscomb University and continues as Dean Emeritus and Professor of Management at Lipscomb University. Mr. Stevens retired as Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that he founded and that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1981. He is a 2007 graduate of the Directors’ College at the Anderson School of Management at UCLA and is certified as a public company director by Institutional Shareholder Services. Mr. Stevens is a founder of the Hilton and Sallie Dean institute for Corporate Governance and Integrity, and in 2009, he was named as one of the world’s 100 Most Influential Leaders in Business Ethics. He is a Board fellow of the National Association of Corporate Directors. As a result of these and other professional experiences, Mr. Stevens possesses particular knowledge and experience in ethics and governance, financial services, business management and investment banking that strengthen the Board’s collective qualifications, skills and experience.

John A. Ward, III

Mr. Ward has served on KCAP Financial’s Board since May, 2013. He serves as Chairman of the Compensation Committee and a member of the Nominating and Governance Committee and the Audit Committee. Mr. Ward currently serves as a director of Lambro Industries, Inc., a venting solutions manufacturing company. Mr. Ward previously served as the Chairman of the Board and Chief Executive Officer of Doral Financial (NYSE:DRL), a consumer finance and bank holding company, from 2005 – 2006 and the Chairman of the Board of Directors and Chief Executive Officer of American Express Bank and President of Travelers Cheque Group from 1996 – 2000. Prior to joining American Express, Mr. Ward had a 27-year career at The Chase Manhattan Bank from 1969 to 1996 where his last position was that of Chief Executive Officer of Chase BankCard Services and an Executive Vice President of the Bank. In addition, he was the President and CEO of Chase Personal Financial Services, a retail mortgage and home equity lender and a Malcolm Baldrige National Quality Award finalist, the Senior Credit Executive for the Individual Bank (small business, middle market, private banking and consumer globally), and the Area Credit Executive for the Europe, Middle East and Africa Areas of the Global Bank. He is currently the President of the Chase Alumni Association. During his career, Mr. Ward has successfully turned around and grown a diverse group of financial services companies, both domestically and internationally. These businesses include credit cards, retail mortgages and home equity, travelers cheques, private banking, affluent financial services, correspondent banking, third party funds distribution, corporate banking, and trade and export finance. He has developed a professional knowledge and expertise in sales management and risk management in wholesale and retail credit. Mr. Ward majored in Economics & Finance at Boston College (Valedictorian) and in Finance & International Business at the Wharton Graduate School of Business of the University of Pennsylvania (Joseph Wharton Fellow). In addition to Mr. Ward’s extensive experience in the consumer credit market, his former experience with credit and risk management as Senior Credit Policy Officer at Chase Manhattan Bank is relevant to understanding the risks and opportunities that KCAP Financial faces and give him the qualifications and skill to serve as a director.

Albert G. Pastino

Mr. Pastino has served on KCAP Financial’s Board since December 2006 and is the Chair of the Audit Committee of the Board and also serves on the Compensation Committee of the Board. Mr. Pastino serves as lead independent director of the Board. Mr. Pastino is a member of Laud Collier Capital, LLC, a successor company to Revere Merchant Capital. Laud Collier is a merchant bank that makes principal investments and provides strategic advisory services to middle-market companies. Prior to Laud Collier (Revere), Mr. Pastino was a Managing Director at Kildare Capital and Amper Investment Banking where he offered advisory services focusing on capital formation, mergers and acquisitions, and financial management. After leaving an affiliate of Kohlberg & Co. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies, and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. From 1976 to 1986, he was a partner at Deloitte & Touche LLP, and was in charge of its Emerging Business Practice in the United States. Mr. Pastino is a member of the Small Business Advisory Board of the Financial Accounting Standards Board. Mr. Pastino is a graduate of Saint Joseph’s University, and received an Executive M.B.A. degree from Fairleigh Dickinson University. He also attended the Harvard Business School Executive Management Program for Small Business and is a certified public accountant. As a result of these and other professional experiences, Mr. Pastino possesses particular knowledge and experience in corporate finance, strategic planning, and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Michael Jacobi

Mr. Jacobi has served on KCAP Financial’s Board since December 2006 and serves on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company engaged in real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., that is involved in the manufacture and distribution of maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a certified public accountant. Mr. Jacobi is currently Chairman of the board of directors of Sturm, Ruger & Co., Inc. and a member of the board of directors of Webster Financial Corporation and CoreCivic, Inc. He serves on the audit committee of the board of directors of CoreCivic, Inc. As a result of these and other professional experiences, Mr. Jacobi possesses particular knowledge and experience in corporate finance, accounting, investment management and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Non-Independent Directors

Dayl W. Pearson, Director, President and CEO

Mr. Pearson has served as KCAP Financial’s President and Chief Executive Officer since December 2006 and has served on KCAP Financial’s Board since June 2008. He has also served as Vice President of Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”) since March 2008. Mr. Pearson has more than 39 years of banking and finance experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 25 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago. As a result of these and other professional experiences, Mr. Pearson possesses particular knowledge and experience in corporate finance, leverage finance, corporate credit and portfolio management that strengthen the Board’s collective qualifications, skills and experience.

Dean C. Kehler

Mr. Kehler joined KCAP Financial’s Board in February 2012 and serves on the Company’s Investment Committee. Mr. Kehler is a Managing Partner of Trimaran Capital Partners, a manager of private investment funds. Prior to co-founding Trimaran, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated and also worked at Lehman Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the Board of Directors of El Pollo Loco Holdings, Inc., Security First Corporation and Graphene Frontiers, LLC. Mr. Kehler previously served as a director of a number of public and private companies. Mr. Kehler is also a member of the Board of Overseers of the University of Pennsylvania School of Nursing. Mr. Kehler earned his B.S. from The Wharton School of the University of Pennsylvania. Mr. Kehler possesses particular knowledge and experience in corporate finance, investment management, financial analysis and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Executive Officers Who Are Not Directors

Edward U. Gilpin, Chief Financial Officer, Secretary and Treasurer

Mr. Gilpin joined KCAP Financial in June 2012 and has over 28 years of experience. Mr. Gilpin has also served as the Secretary of Trimaran Advisors and Chief Financial Officer and Secretary of Katonah Debt Advisors since June 2012. Prior to joining the Company, Mr. Gilpin served as the Chief Financial Officer at Associated Renewable Inc., an end-to-end full service energy consulting and carbon management company. From 2008 to 2010, he served as Executive Vice President and Chief Financial Officer of Ram Holdings, Ltd., a provider of financial guaranty reinsurance, and prior to that he was the Executive Vice President, Chief Financial Officer and Director of ACA Capital Holdings, Inc., a holding company that provided financial guaranty insurance and asset management services, from 2000 to 2008. Prior to joining ACA Capital, Mr. Gilpin was Vice President in the Financial Institutions Group at Prudential Securities, Inc.’s investment banking division. From 1998 to 2000, Mr. Gilpin served in the capacity of Chief Financial Officer for an ACA Capital affiliated start-up venture, developing the financial plans and spearheading the capital raising process. From 1991 to 1998, Mr. Gilpin was with MBIA, Inc., a holding company whose subsidiaries provide financial guarantee insurance, fixed-income asset management, and other specialized financial services, where he held various positions in the finance area. His most recent position with MBIA was Director, Chief of Staff for MBIA Insurance Company’s President. Mr. Gilpin began his career as an Assistant Vice President in the Mutual Funds Department of BHC Securities, Inc. Mr. Gilpin holds an M.B.A. from Columbia University and a B.S. from St. Lawrence University.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined KCAP Financial in 2006 as part of its middle market team. Mr. Corless has over 40 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CLO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

Daniel Gilligan, Vice President, Director of Portfolio Administration and Interim Chief Compliance Officer

Mr. Gilligan is the Director of Portfolio Administration responsible for overseeing the portfolio administration for all funds managed by the company’s two asset manager affiliates, Katonah Debt Advisors and Trimaran Advisors, as well as for the parent company, KCAP Financial, Inc. Mr. Gilligan has also been appointed by the Board of Directors to serve as the Interim Chief Compliance Officer, a role he previously held from 2012 to 2013. Prior to joining Katonah in 2004, Mr. Gilligan was a Relationship Officer in the Corporate Trust department for U.S. Bank (formerly State Street Corporate Trust Services), responsible for the administration of five CDO portfolios with combined assets of $2 billion. While at U.S. Bank, Mr. Gilligan was also a member of the new business development team and assisted with the closing of new

CDO transactions. Prior to joining State Street in 1999, Mr. Gilligan was a Director of Management Services for Sodexho USA. Mr. Gilligan holds a B.A. from Fairfield University.

Board of Directors

The number of directors constituting our Board of Directors is presently set at seven directors.

Our Board of Directors is divided into three classes. Class I holds office for a term expiring at the annual meeting of stockholders to be held in 2019, and Class II holds office for a term expiring at the annual meeting of stockholders to be held in 2020, and Class III holds office for a term expiring at the annual meeting of stockholders to be held in 2018. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Stevens, Ward and Kehler’s current term expires in 2019, Messrs. Pastino, and Jacobi’s current term expires in 2020 and Messrs. Lacovara and Pearson’s current term expires in 2018. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

In fiscal year 2016, the Board of the Company met 8 times. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. It is the Company’s policy that Board members are encouraged, but not required, to attend the Company’s annual meetings of shareholders.

Committees of the Board of Directors

Audit Committee

The Board has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino Jacobi and Ward. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee’s functions include providing assistance to the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accountant, the Company’s system of internal controls, the Company’s code of ethics, retaining and, if appropriate, terminating the independent registered public accountant and approving audit and non-audit services to be performed by the independent registered public accountant. The Audit Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

The Board has determined that all the members of the Audit Committee — Messrs. Pastino, Jacobi and Ward:

•	are independent, as independence for audit committee members is defined in Section 10A(m)(3) and Section 10C(a) of the Exchange Act and the SEC rules promulgated thereunder and Rule 5605(a)(2) and Rule 5605(c)(2) of The Nasdaq Global Select Market listing standards;
•	meet the requirements of Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are audit committee financial experts; and
•	possess the requisite financial sophistication required under The Nasdaq Global Select Market listing standards.

The Audit Committee has adopted a policy under which all auditing services and all permitted non-audit services to be rendered by the Company’s independent registered public accountant(s) are pre-approved.

In fiscal year 2016, the Audit Committee held 5 meetings.

Valuation Committee

The Board has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Stevens and Kehler. Mr. Lacovara serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The Board is ultimately and solely responsible for determining the fair value of portfolio investments. The Valuation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

In fiscal year 2016, the Valuation Committee held 4 meetings.

Compensation Committee

The Board has established a Compensation Committee. The Compensation Committee is currently composed of Messrs., Pastino Stevens and Ward. Mr. Ward serves as Chairman of the Compensation Committee. As determined by the Board, each of the members of the Compensation Committee is an Independent Director. The Compensation Committee determines compensation for KCAP Financial’s executive officers, in addition to administering the Company’s equity compensation plans. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

The Compensation Committee’s functions include examining the levels and methods of compensation employed by the Company with respect to the Chief Executive Officer and non-CEO officers, making recommendations to the Board with respect to non-CEO officer compensation, reviewing and approving the compensation package of the Chief Executive Officer, making recommendations to the Board with respect to incentive compensation plans and equity-based plans, reviewing management succession plans, making administrative and compensation decisions under equity compensation plans approved by the Board and making recommendations to the Board with respect to grants thereunder, administering cash bonuses, and implementing and administering the foregoing. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee.

In fiscal year 2016, the Compensation Committee held 1 meeting.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee is currently composed of Messrs. Jacobi, Ward and Stevens, who are Independent Directors of the Company. Mr. Stevens serves as Chairman of the Nominating Committee. The Nominating Committee’s responsibilities include (i) recommending director nominees for selection by the Board; (ii) overseeing the governance of the Company; (iii) leading the Board in its annual review of the Board’s performance; (iv) recommending to the Board director nominees for each committee; and (v) recommending for approval by the Board the compensation paid to each Independent Director for serving on the Board.

In executing its power to recommend director nominees for selection by the Board, the Nominating Committee determines the requisite standards or qualifications for Board nominees. In the event that a director position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more directors are to be elected, the Nominating Committee will identify potential candidates to become members of the Board. In identifying potential candidates, the Nominating Committee may consider candidates recommended by any of the Independent Directors or by any other source the Nominating Committee deems appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Company’s expense to identify potential candidates. The Nominating Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

The Nominating Committee will consider qualified director nominees recommended by shareholders, on the same basis it considers and evaluates candidates recommended by other sources, when such recommendations are submitted in accordance with the Company’s bylaws and other applicable laws, rules or regulations regarding director nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or that is otherwise required. The Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the Nominating Committee’s slate of nominees in this proxy statement.

In considering and evaluating candidates, the Nominating Committee may take into account a wide variety of factors, including (but not limited to):

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;
•	relevant business and related industry experience;
•	educational background;
•	financial expertise;
•	experience with corporate governance matters;
•	an assessment of the candidate’s ability, judgment and expertise;
•	overall diversity of the composition of the Board;
•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and
•	such other factors as the Nominating Committee deems appropriate.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, if the Nominating Committee or the Board decide not to nominate a member for re-election or if the Nominating Committee recommends to expand the size of the Board, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria set forth above. Current Independent Directors and members of the Board provide suggestions as to individuals meeting the criteria considered by the Nominating Committee. Consultants may also be engaged to assist in identifying qualified individuals. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints and a diverse mix of the specific factors listed above.

In fiscal year 2016, the Nominating Committee held 3 meetings.

EXECUTIVE COMPENSATION

Overview of Executive Compensation Principles

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of the Company.

Executive compensation in 2016 reflected both the financial market conditions as well as the Company’s operating performance. In determining bonus awards for 2016 and salary increases for 2017, the Compensation Committee considered the following factors:

•	Selection and maintenance of strong credit characteristics for the investment portfolio — limited defaulted assets in the investment portfolio and limited realized losses relative to the overall market for such investments;
•	Payment of a dividend primarily out of current net investment income (as may be adjusted for non-recurring items), consistent with the Company’s goal not to rely on capital gains; and
•	Comparison to compensation levels at other similar companies operating in the financial industry.

In addition, at the Company’s 2016 Annual Meeting of the Shareholders, the Company held a non-binding stockholder vote to approve the compensation paid to its named executive officers in 2015, commonly referred to as a “say-on-pay” vote. The Company’s stockholders approved such compensation by a non-binding, advisory vote with approximately 80% of the votes submitted on the proposal voting in favor of the resolution. The Board considered the results of this vote and views this vote as confirmation that the Company’s stockholders support the Company’s executive compensation policies and decisions.

The Compensation Committee awarded 2016 performance bonuses to all of the named executive officers above or near to their existing minimum target bonus amounts and also determined that some of these individuals would receive merit increases in their base salaries in 2017.

Primary Objectives

The primary objectives of the Compensation Committee of the Board with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to the Company’s operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;
•	participating in comprehensive due diligence with respect to the Company’s investments;
•	ensuring the most effective allocation of capital; and
•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management develops the Company’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry and in particular other publicly-traded, internally managed business development companies (“BDCs”). The Company believes that the practices of this group of companies provide the Company with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with the Company for executives and other employees. For benchmarking executive compensation, the Company typically reviews the compensation data the Company has collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees and a similar investment portfolio as the Company.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data the Company reviews. The Company works within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;
•	the individual’s role with the Company and the compensation paid to similar persons in the companies represented in the compensation data that the Company reviews;
•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;
•	performance goals and other expectations for the position;
•	comparison to other executives within the Company having similar levels of expertise and experience; and
•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of Chief Executive Officer

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by the Board at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual restricted stock awards granted to the Company’s employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for the Company’s Chief Executive Officer and other executive management are considered in the context of the performance of the broader financial industry and are as follows:

•	achievement of the Company’s dividend objectives (emphasizing both growth and stability);
•	growth of the Company’s investment portfolio;
•	maintenance of the credit quality and financial performance of the Company’s investment portfolio; and
•	development of the Company’s human resources.

The Company believes that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

During the fourth calendar quarter, the Company evaluates individual and corporate performance against the written goals for the recently completed year. Consistent with the Company’s compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock-based compensation awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. The Company’s executive officers, other than the Chief Executive Officer, submit their self-assessments to the Chief Executive Officer, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock-based compensation awards. In the case of the Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including the Company’s executive officers, annual base salary increases, annual stock-based compensation awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Our Compensation Policies and Practices as They Relate to Risk Management

In accordance with the applicable disclosure requirements, to the extent that risks may arise from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company, the Company is required to discuss those policies and practices for compensating the employees of the Company (including employees that are not named executive officers) as they relate to the Company’s risk management practices and the possibility of incentivizing risk-taking.

The Compensation Committee has evaluated the policies and practices of compensating the Company’s employees in light of the relevant factors, including the following:

•	the financial performance targets of the Company’s annual cash incentive program are the budgeted objectives that are reviewed and approved by the Board and/or the Compensation Committee;
•	bonus payouts are not based solely on corporate performance, but also require achievement of individual performance objectives;
•	bonus awards generally are not contractual entitlements, but are reviewed by the Compensation Committee and/or the Board and can be modified at their discretion;
•	the financial opportunity in the Company’s long-term incentive program is best realized through long-term appreciation of the Company’s stock price, which mitigates excessive short-term risk-taking; and
•	the allocation of compensation between cash and equity awards and the focus on stock-based compensation, primarily restricted stock awards generally vesting over a period of years, thereby mitigating against short-term risk taking.

Based on such evaluation, the Compensation Committee has determined that the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Components

The Company’s compensation package consists of the following components, each of which the Company deems instrumental in motivating and retaining its executives:

Base Salary

Base salaries for the Company’s executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data the Company reviews for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, the Company believes that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in companies of similar size to the Company. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy.

Base salaries are reviewed annually as part of the Company’s performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. The Company also realigns base salaries with market levels for the same positions in companies of similar size to the Company represented in the compensation data the Company reviews if necessary and if the Company identifies significant market changes in the Company’s data analysis. Additionally, the Company adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

The Company’s compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. The terms of any bonus compensation that each of Messrs. Pearson, Gilpin, Corless, and Gilligan are annually entitled to are set forth in each of their respective employment agreements, descriptions of which are set forth below. See “Executive Compensation — Employment Agreements.”

The amounts of the annual cash bonuses paid to the Company’s named executive officers are determined by the Compensation Committee of the Board. In each case, the annual bonus award is based on the individual performance of each of these individuals and on the performance of the Company against goals established annually by the Board, after consultation with the individual. In reviewing and approving the annual performance-based cash bonus, the Compensation Committee considered the relative achievement of the stated corporate and individual performance goals. The most significant performance factors taken into account include, but are not limited to: total investment income; net investment income; overall credit performance of the total investment portfolio; growth of the overall investment portfolio; adding resources and expanding the organization at all levels; maintaining the Company’s internal controls and compliance standards; and improving operating efficiency. All bonuses are subject to an annual increase, solely at the discretion of the Board, and in its discretion, the Compensation Committee may award bonus payments to the Company’s executives above or below the amounts specified in their respective employment agreements.

The annual bonus awards paid to the named executive officers with respect to 2016 (shown in the “Non-Equity Incentive Plan” column of the Summary Compensation Table below) were below or equal to their existing target bonus amounts.

Long-Term Incentives

The Company believes that long-term performance is achieved through an ownership culture that encourages long-term participation by the Company’s executive officers in equity-based awards. The 2008 Equity Incentive Plan (the “Equity Incentive Plan”) currently allows the Company to grant to executive officers of stock options, restricted stock or other stock-based awards. The Company typically makes an initial equity award to certain new senior level employees and annual grants as part of the Company’s overall compensation program. All grants of awards pursuant to the Equity Incentive Plan are approved by the Board. Although the Company has the ability to make grants of restricted stock and options under the Equity Incentive Plan, the Board currently believes that restricted stock awards are a more appropriate form of equity incentive compensation for the Company given its emphasis on growing dividend payments to its shareholders. Compensation paid, including amounts under the 2017 Equity Incentive Plan, to the Chief Executive Officer or any of the three other most highly compensated executive officers (other than the chief financial officer) in excess of $1,000,000 in a tax year are generally not deductible by the Company or its affiliates under Section 162(m) of the Internal Revenue Code (the “Code”).

Initial stock-based awards.  Executives who join the Company are awarded initial grants of options or restricted stock. Options awarded as part of these grants have an exercise price equal to the fair market value of common stock on the grant date. The vesting schedule and other terms of these awards are determined by the Board. The amount of the initial award is determined based on the executive’s position with the Company and an analysis of the competitive practices of companies similar in size to the Company represented in the compensation data that the Company reviews. The initial awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy. The grant date for awards for existing employees is the later of the date that the Board approved the grant or the date that the Company and the employee have reached a mutual understanding as to the amount and terms of such grant. For prospective employees, the grant date is the date upon which the Company and the employee have reached an agreement regarding the terms of employment and the terms of the award granted by the Board, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Board or the Compensation Committee.

Annual stock-based awards.  The Company’s practice is to make annual stock based awards as part of the Company’s overall performance management program. The Compensation Committee believes that stock-based awards provide management with a strong link to long-term corporate performance and the creation of stockholder value. The Company intends that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data the Company reviews. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to the Company’s overall philosophy and objectives. A pool of stock-based awards is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets each year after the filing of the Annual Report on Form 10-K to evaluate, review and recommend for the Board’s approval the annual stock-based award design, level of award and prospective grant date of such award for each named executive officer and the Chief Executive Officer. For promotions or new hires, the Compensation Committee approves the award in advance of the grant date, and the stock-based grant is awarded on the determined date at the Company’s closing market price per share. In 2016, no awards of shares of the Company’s restricted common stock were made to the Company’s named executive officers. The Company is seeking approval of the 2017 Equity Incentive Plan at the Meeting, as further described below.

Other Compensation

The Company maintains broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance, a savings plan, and a 401(k) plan. In addition, the Company participates in a defined contribution plan for its executive officers and employees. In particular circumstances, the Company also utilizes cash signing bonuses when certain executives and senior non-executives join the Company. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to the Company if the employee recipient voluntarily terminates employment with the Company prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, the Company will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join the Company in a position where there is high market demand.

Termination-Based Compensation

Severance.  The terms of any severance based compensation that each of Messrs. Pearson, Gilpin, Corless and Gilligan are entitled to are set forth in each of their respective employment agreements, descriptions of which are set forth below. See “Executive Compensation — Employment Agreements.”

Acceleration of vesting of equity-based awards.  In general, all unvested options and unvested shares of restricted common stock held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under the Equity Incentive Plan, however, the Board may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Change in Control.  Upon a change in control followed by certain types of termination of employment, the named executive officers receive enhanced severance and equity vesting. See “Executive Compensation — Employment Agreements.”

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2016, 2015 and 2014 to or with respect to the Company’s named executive officers.

Name and Principal Position	Year	Salary(3) ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)(3)	All Other Compensation ($)(3)(4)	Total ($)(3)
Dayl W. Pearson President and Chief Executive Officer	2016	550,000	—	—	—	700,000	159,310	1,409,130
	2015	550,000	—	385,000	—	765,000	236,817	1,936,817
	2014	500,000	—	900,000	—	800,000	189,308	2,389,309
Edward U. Gilpin Chief Financial Officer, Treasurer and Secretary	2016	400,000	—	—	—	335,000	96,998	831,998
	2015	400,000	—	50,000	—	350,000	154,676	954,676
	2014	365,000	—	450,000	—	400,000	148,906	1,363,906
R. Jon Corless Chief Investment Officer	2016	310,000	—	—	—	200,000	80,392	590,439
	2015	310,000	—	175,000	—	220,000	102,921	807,921
	2014	300,000	—	275,000	—	250,000	83,297	908,298
Daniel P. Gilligan Vice President, Director of Portfolio Administration and Interim Chief Compliance Officer	2016	275,000	—	—	—	160,000	66,333	506,024
	2015	275,000	—	100,000	—	160,000	94,024	629,024
	2014	250,000	—	250,000	—	175,000	80,010	755,010

(1)	Represents the grant date fair market value of restricted stock grants in accordance with Financial Accounting Standards Board Accounting Standards Codification — Compensation — Stock Compensation (Topic 718) (January 2010) (“ASC 718”). Grant date fair value is based on the closing price of the Company’s common stock on the date of grant.
(2)	Represents the annual performance-based cash bonus. As described in “— Compensation Discussion and Analysis — Compensation Components — Annual Bonus” above, the annual bonuses of the named executive officers are derived based on the performance of the Company and the individual executive relative to pre-established objectives for the year. The threshold, target and/or maximum amounts for the year 2016 bonus opportunity of each named executive officer are reported in the Grants of Plan-Based Awards in Fiscal Year 2016 table below.
(3)	Represents the total compensation received from the Company and its affiliates. The Company may allocate compensation expense between Company and one or more of its Asset Manager Affiliates based upon expense allocation agreements.
(4)	See the 2016 All Other Compensation Table below for a breakdown of these amounts, which consist of:
•	cash dividends on restricted stock granted, including $116,520 to Mr. Pearson, $53,740 to Mr. Gilpin, $40,310 to Mr. Corless and $32,694 to Mr. Gilligan;
•	amounts received pursuant to the Katonah Debt Advisors Employee Savings and Profit Sharing Plan (the “Savings Plan”);
•	matching contributions received pursuant to a 401(k) plan;
•	life insurance premiums; and
•	disability insurance premiums.

The Savings Plan is a 401(k) plan, and the Company matches an individual’s contribution up to a pre-set amount according to a specific formula.

2016 All Other Compensation Table

Name	Dividends on Restricted Stock ($)	Savings Plan ($)	401(k) Plan ($)	Life Insurance Premiums ($)	Disability Insurance Premiums ($)	Total ($)
Dayl W. Pearson	116,520	29,693	5,306	155	7,456	159,130
Edward U. Gilpin	53,740	29,693	5,306	155	8,104	96,998
R. Jon Corless	40,310	29,693	5,306	155	4,928	80,392
Daniel P. Gilligan	32,694	29,693	5,306	155	3,591	71,439

Grants of Plan-Based Awards in Fiscal Year 2016

The following table shows information regarding grants of plan-based cash and equity awards during the fiscal year ended December 31, 2016 received by the named executive officers.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target(2)	Maximum ($)
Dayl W. Pearson	1/31/17	—	700,000	—
Edward U. Gilpin	1/31/17	—	335,000	—
R. Jon Corless	1/31/17	—	200,000	—
Daniel P. Gilligan	1/31/17	—	160,000	—

(1)	The actual bonus awards earned with respect to 2016 and paid in January of 2017 are reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above. The annual performance-based bonus may be allocated between Company and one or more of its Asset Manager Affiliates based upon expense allocation agreements.
(2)	Bonus awards in any year (or for the remaining portion of the year in the case of a mid-year hire), which could potentially be greater or lesser than the target depending on the terms of each named executive officer’s employment agreement with the Company, are determined by the Compensation Committee of the Board and are based on performance of the individual and that of the Company against goals established annually by the Board.
(3)	Awards of restricted stock granted under the Equity Incentive Plan.
(4)	Represents the grant date fair value of the shares of restricted stock in accordance with ASC 718. Grant date fair value of the shares of restricted stock is based on the closing price of the Company’s common stock on the date of grant.

Employment Agreements

The Company is a party to employment agreements with Messrs. Pearson, Gilpin, Corless and Gilligan. Each of Messrs. Pearson, Gilpin, Corless and Gilligan receive their salary, bonus, stock awards and benefits pursuant to their employment agreements with the Company.

Employment Agreements, dated May 5, 2015, with Dayl W. Pearson, Edward U. Gilpin, R. Jon Corless and Daniel P. Gilligan

On May 5, 2015, the Company entered into employment agreements with Messrs. Pearson, Gilpin, Corless and Gilligan. The employment agreements are effective as of May 5, 2015 and supersede and replace each executive’s previous employment agreement. The initial term of the employment agreement ends on December 31, 2015, subject to automatic extended one-year renewals thereafter (unless either party provides prior written notice not later than 30 days’ prior to the expiration of the then current term).

Under the terms of their employment agreements, Messrs. Pearson, Gilpin, Corless and Gilligan are entitled to receive an annual base salary of $550,000, $400,000, $310,000 and $275,000, respectively, (subject to increase from time to time by the Board of Directors) and are eligible to earn annual discretionary performance-based cash bonuses with targeted amounts of $800,000, $400,000, $250,000 and $175,000, respectively, to be paid on or about January 31 of the succeeding calendar year.

Under the terms of the employment agreements, in the event of the termination of the executive’s employment for any reason, the executive will be entitled to receive (i) any base salary earned but not paid through the date of termination, (ii) any accrued but unused vacation pay calculated through the date of termination, (iii) any accrued but unpaid expense reimbursements calculated through the date of termination and (iv) any benefits provided under the terms of any Company benefit plan or program.

Under the terms of each employment agreement, in the event of an executive’s termination of employment by the Company without cause (as defined in the employment agreement), by the executive for good reason (as defined in the employment agreement), or due to the executive’s death or disability, the executive will, for a 12 month “severance period” following termination (i) continue to be paid his or her annual base salary, and (ii) receive a monthly payment equal to the after-tax amount of the executive’s monthly premium for COBRA continuation coverage under our health benefit plan. In addition, the executive will receive a one-time payment equal to the prorated amount of executive’s average annual bonus for the three calendar years preceding termination.

If the executive is terminated without cause or for good reason within 24 months following a change in control of the Company (as defined in the employment agreement), the executive will receive the above-described severance payments, except that the “severance period” will be 24 months instead of 12 months, and the executive will be fully vested in all outstanding equity and equity-based awards.

The employment agreements contain a provision for the protection of our confidential information, and provide for a one-year non-compete period and a two-year non-solicit period following the executive’s termination of employment for any reason. In the event of a termination without cause or for good reason, the executive may request that his or her one-year non-compete period be shortened, and if the Company grants such request, it will have no further obligation to make the salary continuation and COBRA premium severance payments.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table shows unvested stock awards outstanding on December 31, 2016, the last day of the Company’s fiscal year, held by each of the named executive officers. There were no stock options awards held by any of the named executive officers outstanding on December 31, 2016.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
Dayl W. Pearson	149,256	594,039
Edward U. Gilpin	61,738	245,717
R. Jon Corless	52,403	208,564
Daniel P. Gilligan	41,634	165,703

(1)	Computed by multiplying the number of unvested outstanding shares of restricted stock by $3.98, the closing market price of the Company’s common stock on December 30, 2016, the end of the last completed fiscal year.

Option Exercises and Stock Vested in Fiscal Year 2016

The named executive officers did not hold or exercise any stock options during the fiscal year ended December 31, 2016. The shares of restricted stock held by the named executive officers that vested in the fiscal year ended December 31, 2016 are set forth in the table below.

	Stock Awards
Name	Number of Shares Acquired on Vested (#)	Value Realized on Vesting ($)(1)
Dayl W. Pearson	67,694	234,652
Edward U. Gilpin	35,082	123,734
R. Jon Corless	18,633	51,687
Daniel P. Gilligan	25,713	90,718

Pension Benefits

The Company does not have any defined benefit pension plans.

Nonqualified Deferred Compensation

The Company does not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change of Control

Change of Control Arrangements in the Company’s Equity Incentive Plan

Under the Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options, restricted stock awards and other stock-based awards granted under the Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that the Board may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	make any outstanding option exercisable in full;
•	remove any performance or other conditions or restrictions on any award;
•	in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as the Board determines; and
•	with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Board is substantially equivalent to any award being replaced.

Under the Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of the Company’s common stock, consolidation, merger, or similar transaction or series of related transactions in which KCAP Financial is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s Equity Incentive Plan

Unless the Board expressly provides otherwise (or except as provided for in an award agreement or employment agreement), immediately upon the cessation of employment or services of a participant in the Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

•	When a participant’s employment is, or services are, terminated for Cause (as defined below), all options, vested and unvested, immediately terminate;

•	All vested options held by a participant immediately prior to his or her death, to the extent then exercisable, will remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and
•	In all other cases, all vested options held by a participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under the Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s repeated material failure to perform (other than by reason of the participant’s disability), or gross negligence in the performance of, participant’s duties and responsibilities to the Company or any of its affiliates which is not cured within thirty (30) days after written notice; (ii) participant’s material breach of any written employment agreement between participant and the Company or any of its affiliates which is not cured within thirty (30) days after written notice; (iii) commission of a felony involving moral turpitude or fraud with respect to the Company or any of its affiliates; (iv) participant being sanctioned by a federal or state government or agency with violations of federal or state securities laws in any judicial or administrative process or proceeding, or having been found by any court to have committed any such violation; or (v) participant’s failure to comply with (A) any material Company policy, including without limitation, all Company Codes of Ethics, policies, procedures and handbooks, applicable to such participant or (B) any legal or regulatory obligations or requirements of participant, including, without limitation, failure of participant to provide any certifications as may be required by law which is not cured within thirty (30) days after written notice.

The Board may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

Termination of Employment Provisions in Employment Agreements

The termination provisions are set forth in the discussion of the employment agreements above. The following table sets forth estimated payment obligations to each of the named executive officers assuming a termination date of December 31, 2016.

Name	Termination by Company Without Cause or by Employee for Good Reason ($)(1)	Termination by Company for Cause ($)	Voluntary Termination ($)(2)	Disability ($)	Death ($)	Termination by Company without Cause or by Employee for Good Reason within 24 months of a Change in Control ($)
Dayl W. Pearson
Severance payment(3)	550,000	—	—	550,000	550,000	1,100,000
Prorata bonus(4)	800,000	—	—	800,000	800,000	800,000
Accrued and unused vacation time(5)	0 – 52,885	0 – 52,885	0 – 52,885	0 – 52,885	0 – 52,885	0 – 52,885
Insurance benefits(6)	79,647	—	—	79,647	79,647	159,293
Acceleration of equity awards	—	—	—	—	—	594,041
TOTAL:	1,429,647 – 1,482,532	0 – 52,885	0 – 52,885	1,429,647 – 1,482,532	1,429,647 – 1,482,532	2,653,334 – 2,706,219
Edward U. Gilpin
Severance payment(3)	400,000	—	—	400,000	400,000	800,000
Prorata bonus(4)	400,000	—	—	400,000	400,000	400,000
Accrued and unused vacation time(5)	0 – 38,462	0 – 38,462	0 – 38,462	0 – 38,462	0 – 38,462	0 – 38,462
Insurance benefits(6)	79,647	—	—	79,647	79,647	159,293
Acceleration of equity awards	—	—	—	—	—	245,718
TOTAL:	879,647 – 918,109	0 – 38,462	0 – 38,462	879,647 – 918,109	879,647 – 918,109	1,605,011 – 1,643,473
R. Jon Corless
Severance payment(3)	310,000	—	—	310,000	310,000	620,000
Prorata bonus(4)	250,000	—	—	250,000	250,000	250,000
Accrued and unused vacation time(5)	0 – 29,808	0 – 29,808	0 – 29,808	0 – 29,808	0 – 29,808	0 – 29,808
Insurance benefits(6)	79,647	—	—	79,647	79,647	159,293
Acceleration of equity awards	—	—	—	—	—	208,562
TOTAL:	639,647 – 669,455	0 – 29,808	0 – 29,808	639,647 – 669,455	639,647 – 669,455	1,237,855 – 1,267,663
Daniel P. Gilligan
Severance payment(3)	275,000	—	—	275,000	275,000	550,000
Prorata bonus(4)	175,000	—	—	175,000	175,000	175,000
Accrued and unused vacation time(5)	0 – 26,442	0 – 26,442	0 – 26,442	0 – 26,442	0 – 26,442	0 – 26,442
Insurance benefits(6)	79,647	—	—	79,647	79,647	159,293
Acceleration of equity awards	—	—	—	—	—	165,705
TOTAL:	529,647 – 556,089	0 – 26,442	0 – 26,442	529,647 – 556,089	529,647 – 556,089	1,049,998 – 1,076,440

(1)	This column reflects payments to the employee for base salaries and health insurance premiums for the remaining term of their employment agreements, as well as the target bonus established for each executive.
(2)	Voluntary termination other than for good reason.
(3)	Assumes the Company does not reduce the severance payments in return for a release of the remaining noncompete obligations as provided in the employment agreements.
(4)	Pro rata bonus for year of termination, based on full year of employment.
(5)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(6)	Insurance benefits are based on a December 2016 monthly payment for health and dental coverage, assuming a total tax rate of 45%.

Compensation Committee Interlocks and Insider Participation

During 2016, none of the Company’s executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the Compensation Committee of the Board or the Board. No current or past executive officers or employees of the Company or its subsidiaries serve on the Compensation Committee of the Board or had a relationship disclosable under “Certain Relationships and Related Transactions — Transactions with Related Persons.”

Director Compensation in Fiscal Year 2016

The following table sets forth a summary of the compensation earned by the Company’s directors (other than Mr. Pearson, who is also a named executive officer and whose compensation is reflected in the Summary Compensation Table above) in 2016:

Name	Fees Earned(1) or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)(4)	All Other Compensation ($)	Total ($)
Independent Directors
C. Michael Jacobi	72,250	3,570	—	—	75,820
Albert G. Pastino	88,500	3,570	—	—	92,070
C. Turney Stevens	77,500	3,570	—	—	83,630
Christopher Lacovara	100,000	3,570	—	—	103,570
John A. Ward III	79,250	3,570	—	—	82,820
Non-Independent Directors
Dean C. Kehler	69,750	3,570	—	—	73,320

(1)	Includes fees earned in 2016 but paid in 2017.
(2)	On May 3, 2016, each of Messrs. Jacobi, Pastino, Ward, Stevens, Lacovara and Kehler was granted an award of 1,000 shares of restricted stock under the 2011 Non-Employee Director Plan. Each of these awards had a grant date fair value of $3,570. The number of unvested restricted stock units held by each director listed in the table above at March 1, 2015 was as follows: Mr. Jacobi (500), Mr. Pastino (500), Mr. Stevens (500), Mr. Lacovara (500), Mr. Ward (500), Mr. Kehler (500).
(3)	As of March 9, 2017, such directors had the following aggregate vested and unvested option awards outstanding.

Name	Option Awards Outstanding (#)
C. Michael Jacobi	5,000
Dean C. Kehler	—
Christopher Lacovara	—
Albert G. Pastino	15,000
C. Turney Stevens	15,000
John A. Ward III	—

Such awards consist of an option to purchase 5,000 shares granted to each of the Independent Directors on each of June 13, 2008, June 13, 2009 and July 22, 2010. The exercise prices of such options are $11.97, $4.93 and $4.83 per share, respectively, and each such option expires on the 10th anniversary of the applicable grant date. All of such option awards have fully vested.

(4)	Amounts reflect the grant date fair value of stock options in accordance with ASC 718. Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 10, “Equity Incentive Plan — Stock Options,” to our audited consolidated financial statements included in our 2012 Annual Report on Form 10-K, filed with the SEC on March 18, 2013 (File No. 814-00735).

Director Compensation Policy

As compensation for serving on the Board, each of the Independent Directors who served in such capacity in 2016 received an annual fee of $60,000 and the non-executive Chairman of the Board of Directors received an additional annual fee of $40,000. In addition, each of the Independent Directors receives $1,500 per Board meeting attended in person and $750 per Board meeting attended telephonically. Employee directors and Non-Independent Directors do not receive compensation for serving on the Board. Independent Directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on the Board. The chairperson of the Company’s Audit Committee receives an additional $10,000 per year, the lead independent director receives an additional $5,000 per year, and the chairperson of each other committee of the Board receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board.

Pursuant to the Amended and Restated Non-Employee Director Plan (the “2011 Non-Employee Director Plan”), the Independent Directors and other directors who are not officers or employees of the Company (“Non-Employee Directors”) may be issued restricted stock as a portion of their compensation for service on the Board in accordance with the terms of exemptive relief granted by the SEC in August 2008. A description of the Non-Employee Director Plan is provided under “— Equity Incentive Plans — Non-Employee Director Plan” below.

Equity Incentive Plans

The 2017 Equity Incentive Plan

The Board voted to approve the 2017 Equity Incentive Plan on March 21, 2017 for the purpose of attracting and retaining the services of executive officers and other key employees, and the 2017 Equity Incentive Plan was approved by the Company’s shareholders on May 4, 2017. The 2017 Equity Incentive Plan became immediately effective upon its adoption by the Company’s shareholders on May 4, 2017. As decribed below, the Company received exemptive relief from the SEC in March 2008 permitting the Company to issue restricted stock to its officers and employees. The following is a summary of the material features of the 2017 Equity Incentive Plan.

The Equity Incentive Plan was established in 2006 and amended in 2008, 2014 and 2015. The 2017 Equity Incentive Plan expires on May 4, 2022. The 2017 Equity Incentive Plan allows us to issue restricted stock, as well as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code and non-statutory stock options (“NSOs”) to officers and employees.

Under the 2017 Equity Incentive Plan, key employees and officers of the Company are eligible to be granted awards. Participants in the 2017 Equity Incentive Plan may receive grants of restricted stock or awards of options to purchase shares of common stock, as determined by the Board.

The Board administers the 2017 Equity Incentive Plan and has the authority, subject to the provisions of the 2017 Equity Incentive Plan, to determine who will receive awards under the 2017 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards; however, the exercise price of options granted under the 2017 Equity Incentive Plan will not be adjusted unless we first receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.

The 2017 Equity Incentive Plan permits the issuance of restricted stock consistent with such terms and conditions as the Board shall deem appropriate. The Board will determine the time or times at which such shares of restricted stock will become vested and the terms on which such shares will become vested. Such grants of restricted stock shall not be transferable other than by will or by the laws of descent and distribution. Any shares of restricted stock for which forfeiture restrictions have not lapsed at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Options granted under the 2017 Equity Incentive Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. The exercise price of each option shall be determined by the Board. The exercise price of an option will not be less than the current market value of, or if no such market value exists, the current net asset value of, the shares as determined in good faith by the Board on the date of grant.

Subject to the provisions of the 2017 Equity Incentive Plan, the Board determines who will receive awards under the 2017 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such optionholder.

The SEC has granted the Company an order (the “Restricted Stock Order”) that authorizes the Company to issue restricted shares of its common stock to the Company’s employees and officers, subject to stockholder approval of the compensation plan. Awards under the 2017 Equity Incentive Plan will comply with all aspects of the Restricted Stock Order, including the following:

•	each issuance of restricted stock to employees and officers will be approved by a required majority of the Board, as defined under the 1940 Act, on the basis that such award is in the best interests of the Company and stockholders;
•	the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2017 Equity Incentive Plan, the 2017 Non-Employee Director Plan and any other compensation plan of the Company’s, will not exceed 25%, at the time of issuance, of the Company’s outstanding voting securities, nor will such amount exceed 20% of the Company’s outstanding voting securities if the amount of voting securities that would result from the exercise of all warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued under the plans, would exceed 15% of the Company’s outstanding voting securities;
•	the maximum amount of restricted stock that may be issued under the 2017 Equity Incentive Plan, the 2017 Non-Employee Director Plan and any other compensation plan of the Company’s will be 10% of the outstanding shares of the Company’s common stock on the effective date of the 2017 Equity Incentive Plan, plus 10% of the number of shares of the Company’s common stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the 2017 Equity Incentive Plan and the 2017 Non-Employee Director Plan;
•	no one person may be granted Awards of restricted stock relating to more than 25% of the shares available under the 2017 Equity Incentive Plan; and
•	the Board will review prior to any grant of restricted stock, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

Unless sooner terminated by the Board, the 2017 Equity Incentive Plan will terminate on the fifth anniversary of its effective date, and no additional awards may be made under such Plan after that date. The 2017 Equity Incentive Plan provides that all awards granted under such plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to the Company.

In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

Awards under the 2017 Equity Incentive Plan will be granted to our officers and other employees as determined by the Board at the time of each issuance. The Board may at any time terminate the 2017 Equity Incentive Plan as to any future grants of awards; however, except as otherwise expressly provided in the 2017

Equity Incentive Plan, the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award unless the Board expressly reserved the right to do so at the time of the grant of the award.

The 2017 Non-Employee Director Plan

The Board voted to approve the 2017 Non-Employee Director Plan on March 21, 2017, and the 2017 Non-Employee Director Plan was approved by the Company’s shareholders on May 4, 2017. The 2017 Non-Employee Director Plan became immediately effective upon its adoption by the Company’s shareholders on May 4, 2017. As described below, the Company received exemptive relief from the SEC in August 2010 permitting the Company to grant shares of restricted stock to Non-Employee Directors as a portion of their compensation for service on the Board.

The 2011 Non-Employee Director Plan was previously approved by the Board on March 18, 2011 and approved by the Company’s shareholders on June 10, 2011. The 2017 Non-Employee Director Plan expires on May 4, 2027.

Pursuant to the 2017 Non-Employee Director Plan, Non-Employee Directors are automatically granted 1,000 shares of restricted stock each year on the date of the annual meeting of shareholders (or meeting in lieu of the annual meeting of shareholders). The shares immediately vest as to one-half of the restricted stock grant and as to the remaining one-half of the restricted stock grant on the earlier of (i) the first anniversary of such grant, or (ii) the date immediately preceding the next annual meeting of shareholders (or meeting in lieu of the annual meeting of shareholders), so that vesting for one hundred percent (100%) of the restricted stock grant would occur one year after the date of grant; provided that the participant is then and since the date of grant has continuously been a Non-Employee Director. In addition, a Non-Employee Director who is appointed to serve on the Board outside of the annual election cycle is automatically granted a pro rata portion of the restricted stock grant on the date of such appointment to the Board. The grants of restricted stock to Non-Employee Directors under the 2017 Non-Employee Director Plan is automatic (subject to the authority of the Board to prevent or limit the granting of restricted stock).

Vested restricted stock may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable federal and state securities laws or any other applicable laws or regulations and the terms and conditions hereof. Except to the extent restricted under the terms of the 2017 Non-Employee Director Plan, a Non-Employee Director granted restricted stock will have all the rights of any other shareholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture restrictions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by Non-Employee Directors pursuant to the 2017 Non-Employee Director Plan. Except as the Board otherwise determines, upon termination of a Non-Employee Director’s service on the Board, restricted stock for which forfeiture restrictions have not lapsed at the time of such termination shall be forfeited (unless upon such termination or within 90 days thereafter the participant becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director).

The 2017 Non-Employee Director Plan is administered by the Board. Subject to the terms of the 2017 Non-Employee Director Plan, the Board is authorized to make all determinations that may be necessary or advisable for the administration of the 2017 Non-Employee Director Plan.

SEC Order and Limitations on Awards. The SEC has granted the Company an order (the “Non-Employee Order”), that authorizes the Company to issue restricted shares of its common stock to the Company’s non-employee directors, subject to stockholder approval of the compensation plan. Awards under the 2017 Non-Employee Director Plan will comply with all aspects of the Non-Employee Order, including the following:

•	each issuance of restricted stock to the Company’s non-employee directors will be approved by a required majority of the Board, as defined under the 1940 Act, on the basis that such award is in the best interests of the Company and its stockholders;

•	the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2017 Equity and Incentive Plan, the 2017 Non-Employee Director Plan and any other KCAP Financial compensation plan, will not exceed 25%, at the time of issuance, of the outstanding voting securities of the Company, nor will such amount exceed 20% of the outstanding voting securities of the Company if the amount of voting securities that would result from the exercise of all warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued under the plans, would exceed 15% of our outstanding voting securities;
•	the maximum amount of restricted stock that may be issued under the 2017 Non-Employee Director Plan, the 2017 Equity Incentive Plan and any other KCAP Financial compensation plan will be 10% of the outstanding shares of the Company’s common stock on the effective date of the 2017 Non-Employee Director Plan, plus 10% of the number of shares of the Company’s common stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the 2017 Non-Employee Director Plan and the 2017 Equity Incentive Plan; for purposes of calculating compliance with this limit, the Company will count as restricted stock all shares of the Company’s common stock that are issued pursuant to the 2017 Non-Employee Director Plan less any shares that are forfeited back to the Company and cancelled as a result of forfeiture restrictions not lapsing; and
•	the Board will review prior to any grant of restricted stock, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

In addition, no Non-Employee Director may be granted more than 25% of the shares of the Company’s common stock reserved for issuance under the 2017 Non-Employee Director Plan.

Equity Compensation Plan Information

The following table summarizes certain information regarding the Equity Incentive Plan and the 2011 Non-Employee Director Plan as of December 31, 2016:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(1)	50,000	$7.72	930,171	(2)(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	50,000	$7.72	930,171	(2)(3)

(1)	The Company’s Equity Incentive Plan and 2011 Non-Employee Director Plan.
(2)	Subject to the following additional limitations: The aggregate number of shares of restricted stock that may be issued under the Equity Incentive Plan, the 2011 Non-Employee Director Plan, and any other Company executive compensation plan, collectively, may not exceed 10% of the outstanding shares of the Company on the effective date of the 2011 Non-Employee Director Plan, plus 10% of the number of shares of the Company’s common stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the 2011 Non-Employee Director Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Equity Incentive Plan. For purposes of calculating compliance with this limit, the Company will count as restricted stock all shares of the Company’s common stock that are issued pursuant to the 2011 Non-Employee Director Plan less any shares that are forfeited back to the Company and cancelled as a result of forfeiture restrictions not lapsing. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.
(3)	The shares issuable under the Company’s Equity Incentive Plan may be issued in the form of options, restricted stock or other stock-based awards. The shares issuable under the Company’s 2011 Non-Employee Director Plan may currently be issued in the form of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the Independent Directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of June 5, 2017, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and each named executive officer; and
•	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options that are currently exercisable or exercisable within 60 days of June 5, 2017 are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 37,209,529 shares of our common stock outstanding as of June 5, 2017.

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o KCAP Financial Inc., 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class	Dollar Range of Equity Securities ($)(1)
Directors and Executive Officers:
Independent Directors
C. Michael Jacobi(2)	42,190	*	>100,000
Christopher Lacovara(3)	583,134	1.6%	>100,000
Albert G. Pastino(2)	26,497	*	50,001 – 100,000
C. Turney Stevens(2)	23,500	*	50,001 – 100,000
John A. Ward III	5,000	*	1 – 10,000
Non-Independent Directors
Dean C. Kehler(4)	1,673,000	4.5%	>100,000
Dayl W. Pearson(5)	338,802	*	>100,000
Executive Officers
R. Jon Corless(5)	101,023	*	>100,000
Edward U. Gilpin(5)(6)	102,831	*	>100,000
Daniel P. Gilligan(5)	81,269	*	>100,000
Directors and Executive Officers as a Group (10 persons)	2,977,246	8.0%

*	Less than 1%.
(1)	Based on the closing price of the Company’s common stock on June 5, 2017 of $3.40.

(2)	Includes (a) 15,000 shares of common stock issuable pursuant to options granted under the 2008 Non-Employee Director Plan that are currently exercisable to each of Messrs. Jacobi, Pastino and Stevens; and (b) 2,000 shares of common stock issuable as restricted stock granted under the 2011 Non-Employee Director Plan to each of Messrs. Jacobi, Pastino and Stevens.
(3)	Excludes shares of common stock held by the KKAT Entities. Mr. Lacovara is a member of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein and 1,000 shares of common stock issuable as restricted stock granted under the 2011 Non-Employee Director Plan to Mr. Lacovara.
(4)	Includes 1,800,000 shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. To KCAP Financial on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 725,000 of such shares which were delivered at the closing of the transaction.
(5)	Shares of restricted stock granted under the Equity Incentive Plan to Messrs. Pearson, Gilpin, Corless and Gilligan on May 6, 2013. One half of the restricted stock award vested on each of the third and fourth anniversaries of the grant date, May 6, 2013.
(6)	Shares of restricted stock granted under the Equity Incentive Plan to Mr. Gilpin on June 15, 2012 vested on each of the third and fourth anniversaries of the grant date, June 15, 2012.

The Board has established stock ownership guidelines pursuant to which the Company’s directors and executive officers are required to achieve and maintain minimum levels of stock ownership. Our Corporate Governance and Stock Ownership Guidelines may be found at http://www.kcapfinancial.com/under “Committees & Charters” in the “Corporate Governance” section of our website.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders may from time to time vote to allow us to issue common stock at a price below the net asset value per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and
•	in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

If such proposal is approved, our Board of Directors may determine to issue shares of our common stock below net asset value of such common stock in a registered public offering or in a private placement either with or without an obligation to seek to register the resale thereof at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such shares of common stock if it concludes that doing so would assist in marketing such securities on favorable terms.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares of common stock in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2017 Annual Meeting of Stockholders, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;
•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and
•	new investors who become shareholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 36,859,957 common shares outstanding, $504,753,533 in total assets and $240,830,098 in total liabilities. The current net asset value and net asset value per share are thus $263,923,435 and $7.16. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 1,842,998 shares of common stock (5% of the outstanding shares of common stock) at $6.80 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 3,685,996 shares of common stock (10% of the outstanding shares of common stock) at $6.44 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 5,528,994 shares of common stock (15% of the outstanding shares of common stock) at $5.73 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 5,528,994 shares of common stock (15% of the outstanding shares of common stock) at $3.58 per share after offering expenses and commissions (a 50% discount from net asset value).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 15% Offering at 20% Discount		Example 4 15% Offering at 50% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$6.80	—	$6.44	—	$5.73	—	$3.58	—
Net Proceeds per Share to Issuer	—	$6.46	—	$6.12	—	$5.44	—	$3.40	—
Decrease to Net Asset Value
Total Shares Outstanding	36,859,957	38,702,955	5.00%	40,545,953	10.00%	42,388,951	15.00%	42,388,951	15.00%
Net Asset Value per Share	$7.16	$7.13	(0.42)%	$7.07	(1.26)%	$6.94	(3.07)%	$6.67	(6.85)%
Dilution to Non-participating Shareholder
Shares Held by Shareholder A	36,859	36,859	—	36,859	—	36,859	—	36,859	—
Percentage Held by Shareholder A	0.10%	0.095%	(4.76)%	0.091%	(9.09)%	0.087%	(13.04)%	0.087%	(13.04)%
Total Net Asset Value Held by Shareholder A	$263,917	$262,805	(0.42)%	$260,593	(1.26)%	$255,801	(3.07)%	$245,850	(6.85)%
Total Investment by Shareholder A (Assumed to be $7.16 per Share)	$263,917	$263,917	—	$263,917	—	$263,917	—	$263,917	—
Total Dilution to Shareholder A (Total Net Asset Value Less Total Investment)	—	$(1,112)	—	$(3,323)	—	$(8,115)	—	$18,067	—
Per Share Amounts
Net Asset Value per Share Held by Shareholder A	—	$7.13	—	$7.07	—	$6.94	—	$6.67	—
Investment per Share Held by Shareholder A (Assumed to be $7.16 per Share on Shares Held Prior to Sale)	$7.16	$7.16	—	$7.16	—	$7.16	—	$7.16	—
Dilution per Share Held by Shareholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.03)	—	$(0.09)	—	$0.22	—	$0.49	—
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.42)%	—	(1.26)%	—	(3.07)%	—	(6.85)%

Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 2,764 shares of common stock, which is 0.05% of an offering of 5,528,994 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 8,293 shares of common stock, which is 0.15% of an offering of 5,528,994 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$5.73		$5.73
Net Proceeds per Share to Issuer		$5.44		$5.44
Decrease to Net Asset Value
Total Shares Outstanding	36,859,957	42,388,951	15.00%	42,388.951	15.00%
Net Asset Value per Share	$7.16	$6.94	(3.07)%	$6.94	(3.07)%
Dilution to Shareholder
Shares Held by Shareholder A	36,859	39,623	7.50%	45,152	22.50%
Percentage Held by Shareholder A	0.1000%	0.0935%	(6.50)%	0.1065%	6.50%
Total Asset Values
Total Net Asset Value Held by Shareholder A	$263,917	$274,987	4.19%	$313,358	18.73%
Total Investment by Shareholder A (Assumed to be $7.16 per Share)	$263,917	$279,751	6.00%	$311,432	18.00%
Total Dilution to Shareholder A (Total Net Asset Value Less Total Investment)		$(4,763)		$1,926
Per Share Amounts
Net Asset Value per Share Held by Shareholder A		$6.94		$6.94
Investment per Share Held by Shareholder A (Assumed to be $7.16 on Shares Held Prior to Sale)	$7.16	$7.06		$6.90
Dilution per Share Held by Shareholder A (Net Asset Value per Share Less Investment per Share)		$(0.12)		$0.04
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)			(1.69)%		0.58%

Impact on New Investors of Common Stock

Investors who are not currently stockholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 15% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$6.80		$6.44		$5.73
Net Proceeds per Share to Issuer		$6.46		$6.12		$5.44
Decrease/Increase to Net Asset Value
Total Shares Outstanding	36,859,957	38,702,955	5.00%	40,545,953	10.00%	42,388,951	20.00%
Net Asset Value per Share	$7.16	$7.13	(0.42)%	$7.07	(1.26)%	$6.94	(3.07)%
Dilution/Accretion to New Investor A
Shares Held by New Investor A		36,859		36,859		36,859
Percentage Held by New Investor A		0.0952%		0.0909%		0.0870%
Total Net Asset Value Held by New Investor A		$262,804		$260,593		$255,801
Total Investment by New Investor A (At Price to Public)		$250,641		$237,371		$211,202
Total (Dilution)/Accretion to New Investor A (Total Net Asset Value Less Total Investment)		$12,163		$23,221		$44,599
Net Asset Value per Share Held by New Investor A		$7.13		$7.07		$6.94
Investment per Share Held by New Investor A		$6.80		$6.44		$5.73
(Dilution)/Accretion per Share Held by New Investor A (Net Asset Value per Share Less Investment per Share)		$(0.33)		$0.63		$1.21
Percentage Dilution/Accretion to New Investor A (Dilution/Accretion per Share Divided by Investment per Share)			(4.85)%		9.78%		21.12%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action is required on the part of a registered stockholder to have such shareholder’s cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. Shares purchased in open market transactions by the plan administrator of the dividend reinvestment plan will be allocated to a stockholder based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the distribution.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your distributions are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of distributions will not be affected by the form in which you receive them.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at 1-866-668-8564.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act also requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Asset Coverage

In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions. We may use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our stockholders by reducing our overall cost of capital. As of March 31, 2017, our asset coverage ratio was 203%, above the minimum required asset coverage level of 200%.

Qualifying assets

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. operating companies whose securities are not listed on a national securities exchange, U.S. operating companies with listed securities that have equity market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
2.	Securities of any eligible portfolio company that we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation-Qualifying assets” above. BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provision to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

The SEC has proposed a new rule under the 1940 Act that would govern financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations, one of which would have the effect of treating such financial commitment transactions as senior securities. There are no assurances as to when the SEC will adopt a final version of the proposed rules or as to the form that the final rules will take.

Code of Ethics

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the Corporate Governance section of the Company’s website at http://www.kcapfinancial.com. Our code of ethics may also be reviewed and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, our code of ethics is available on the SEC’s website at http://www.sec.gov.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have a designated Chief Compliance Officer who is responsible for administering these policies and procedures.

Proxy Voting Policy and Procedures

Although the securities we hold are not typically voting securities, some of our investments could entitle us to voting rights. If this were to occur we would vote our portfolio securities in the best interest of our stockholders and we would review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we would generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we were to believe there exists a compelling long-term reason to do so.

Our voting decisions would be made by our Investment Committee. To ensure that our vote would not the product of a conflict of interest, we would require that (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act and the Securities Exchange Act of 1934.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this follow-on offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our taxable earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or (the “Annual Distribution

Requirement”). Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;
•	meet the Annual Distribution Requirement;
•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In determining whether or not a RIC is in compliance with the Diversification Tests, the 90% Income Test and the Annual Distribution Requirement, a RIC may take into consideration certain cure provisions contained in the Code.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges. In addition, under recently proposed regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the PFIC in the same taxable year to which the inclusion relates.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “— Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to us and our proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 20%) provided that we properly report such distribution as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

U.S. Stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 20% based on certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

Noncorporate U.S. stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock. Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. However, we generally are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of our distributions would be reported as eligible for this exception.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. Federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. Stockholder could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 20%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 37,209,529 shares were outstanding as of June 5, 2017, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of June 5, 2017. Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” A total of 2,000,000 shares of our common stock have been authorized for issuance under our Equity Incentive Plan and a total of 100,000 shares of our common stock have been authorized for issuance under our Non-Employee Director Plan. Under Delaware law, our stockholders are not personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the shares of our common stock outstanding as of June 5, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column
Common Stock	100,000,000	—	37,209,529

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of capital stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, or any other matter, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and
•	subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote may amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

Limitation on Liability of Directors and Officers and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Set forth below is a chart describing our preferred stock as of June 5, 2017:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column
Preferred Stock	5,000,000	—	—

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200% and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

For any series of preferred stock that we may issue, our Board of Directors will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, which dividends are cumulative and not participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Shares of preferred stock must be issued in one or more series with such particular terms as may be fixed by our Board of Directors, provided that no series shall have preference or priority over any other series upon the distribution of our assets or in respect of payment of interest or dividends.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of KCAP and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities (which limit shall be 20% if the voting securities that would result from the exercise of all outstanding warrants, options and rights issued to our directors, officers and employees pursuant to certain of our executive compensation plans exceed 15% of the outstanding voting securities).

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us, with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture has been filed with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Operation as a BDC — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Decription of Our Debt Securities — Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection, to the extent any of our debt offerings contemplate any of the foregoing.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry form only represented by global securities, as described more fully below.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus and an accompanying prospectus supplement, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all of our debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security, and we and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security, nor do we or the trustee supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, and your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, and we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The applicable prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the applicable prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the cost, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in this prospectus or any prospectus supplement);
•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form of terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 60 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 60 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in a prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities, and may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness); and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants to purchase common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in an offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in an offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, any securities offered will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is One Federal Street, 10th Floor, Boston, MA 02110.

LEGAL MATTERS

Certain legal matters regarding any securities offered by this prospectus and any accompanying prospectus supplement will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of KCAP Financial, Inc. at December 31, 2016 and December 31, 2015, and for each of the three years in the period ended December 31, 2016, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 5 Times Square New York NY 10036, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of KCAP Financial. This notice supersedes any other privacy notice you may have received from KCAP Financial.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up KCAP Financial. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

KCAP FINANCIAL, INC.

CONSOLIDATED BALANCE SHEETS

	As of March 31, 2017	As of December 31, 2016
	(unaudited)
ASSETS
Investments at fair value:
Money market accounts (cost: 2017 – $22,674,790; 2016 – $28,699,269)	$22,674,790	$28,699,269
Debt securities (cost: 2017 – $247,632,590; 2016 – $249,520,234)	237,657,701	238,343,330
CLO Fund Securities managed by affiliates (cost: 2017 – $71,906,949; 2016 – $71,734,809)	50,827,938	51,908,784
CLO Fund Securities managed by non-affiliates (cost: 2017 – $5,088,026; 2016 – $5,116,508)	2,171,090	2,265,566
Equity securities (cost: 2017 – $10,389,008; 2016 – $10,389,007)	4,902,794	5,056,355
Asset Manager Affiliates (cost: 2017 – $54,691,230; 2016 – $55,341,230)	36,942,000	40,198,000
Total Investments at Fair Value (cost: 2017 – $412,382,593; 2016 – $420,801,057)	355,176,313	366,471,304
Cash	5,178,290	1,307,257
Restricted cash	7,986,487	8,528,298
Interest receivable	1,143,363	1,033,917
Receivable for open trades	—	2,950,658
Due from affiliates	378,731	612,854
Other assets	404,245	467,695
Total Assets	$370,267,429	$381,371,983
LIABILITIES
Notes issued by KCAP Senior Funding I, LLC (net of discount and offering costs of: 2017 – $2,128,524 and $2,289,547, respectively; 2016 – $2,286,425 and $2,459,156, respectively)	$142,931,928	$142,604,419
7.375% Notes Due 2019 (net of offering costs of: 2017 – $505,488; 2016 – $550,774)	33,025,437	32,980,151
Payable for open trades	1,000,000	7,884,943
Accounts payable and accrued expenses	932,301	2,047,405
Accrued interest payable	947,873	930,086
Due to affiliates	—	54
Total Liabilities	178,837,539	186,447,058
COMMITMENTS AND CONTINGENCIES (Note 8)
STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 37,313,651 issued, and 37,209,649 outstanding at March 31, 2017, and 37,282,296 issued, and 37,178,294 outstanding at December 31, 2016	372,096	371,783
Capital in excess of par value	353,955,039	353,404,155
Excess distribution of net investment income	(15,843,963)	(14,630,319)
Accumulated net realized losses	(88,447,958)	(88,491,896)
Net unrealized depreciation on investments	(58,605,324)	(55,728,798)
Total Stockholders' Equity	191,429,890	194,924,925
Total Liabilities and Stockholders' Equity	$370,267,429	$381,371,983
NET ASSET VALUE PER COMMON SHARE	$5.14	$5.24

See accompanying notes to consolidated financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
	2017	2016
Investment Income:
Interest from investments in debt securities	$4,555,178	$5,705,577
Interest from cash and time deposits	15,906	7,372
Investment income on CLO Fund Securities managed by affiliates	2,974,558	3,051,816
Investment income on CLO Fund Securities managed by non-affiliates	118,111	152,317
Dividends from Asset Manager Affiliates	—	550,000
Capital structuring service fees	110,644	43,239
Total investment income	7,774,397	9,510,321
Expenses:
Interest and amortization of debt issuance costs	2,180,972	2,573,440
Compensation	1,225,735	966,588
Professional fees	549,281	651,939
Insurance	95,036	106,223
Administrative and other	505,234	447,361
Total expenses	4,556,258	4,745,551
Net Investment Income	3,218,139	4,764,770
Realized And Unrealized Gains (Losses) On Investments:
Net realized gains (losses) from investment transactions	43,938	(7,811,888)
Net change in unrealized appreciation (depreciation) on:
Debt securities	1,202,017	(1,731,990)
Equity securities	(153,562)	1,379,413
CLO Fund Securities managed by affiliates	(1,252,986)	3,270,541
CLO Fund Securities managed by non-affiliates	(65,994)	(180,545)
Asset Manager Affiliates investments	(2,606,000)	(6,533,000)
Total net change in unrealized depreciation	(2,876,525)	(3,795,581)
Net realized and unrealized loss on investments	(2,832,587)	(11,607,469)
Net Increase (Decrease) In Stockholders’ Equity Resulting From Operations	$385,552	$(6,842,699)
Net Increase (Decrease) In Stockholders' Equity Resulting from Operations per Common Share:
Basic:	$0.01	$(0.18)
Diluted:	$0.01	$(0.18)
Net Investment Income Per Common Share:
Basic:	$0.09	$0.13
Diluted:	$0.09	$0.13
Weighted Average Shares of Common Stock Outstanding – Basic	37,202,996	37,109,735
Weighted Average Shares of Common Stock Outstanding – Diluted	37,202,996	37,109,735

See accompanying notes to consolidated financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Three Months Ended March 31,
	2017	2016
Operations:
Net investment income	$3,218,139	$4,764,770
Net realized gains (losses) from investment transactions	43,938	(7,811,888)
Net change in unrealized depreciation on investments	(2,876,525)	(3,795,581)
Net increase (decrease) in stockholders’ equity resulting from operations	385,552	(6,842,699)
Stockholder distributions	(4,431,785)	(5,496,812)
Capital share transactions:
Issuance of common stock for:
Dividend reinvestment plan	162,384	205,796
Stock based compensation	388,814	420,973
Net increase in net assets resulting from capital share transactions	551,198	626,769
Net assets at beginning of period	194,924,925	216,100,470
Net assets at end of period (including undistributed net investment income of $0 in 2017 and $0 in 2016)	$191,429,890	$204,387,728
Net asset value per common share	$5.14	$5.50
Common shares outstanding at end of period	37,209,649	37,130,433

See accompanying notes to consolidated financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
	2017	2016
OPERATING ACTIVITIES:
Net increase (decrease) in stockholder's equity resulting from operations	$385,552	$(6,842,699)
Adjustments to reconcile net increase (decrease) in stockholder’s equity resulting from operations to net cash provided by operations:
Net realized (gains) losses on investment transactions	(43,938)	7,811,888
Net change in unrealized depreciation from investments	2,876,525	3,795,581
Purchases of investments	(28,597,362)	(5,860,000)
Proceeds from sales and redemptions of investments	37,452,361	24,051,566
Net accretion of investments	(243,790)	1,826,450
Amortization of original issue discount on indebtedness	157,901	153,742
Amortization of debt issuance costs	214,894	238,882
Payment-in-kind interest income	(148,805)	(358,684)
Stock-based compensation	388,814	420,973
Changes in operating assets and liabilities:
(Decrease) in payable for open trades	(6,884,943)	—
Decrease in receivable for open trades	2,950,658	—
(Increase) decrease in interest and dividends receivable	(109,446)	80,111
Decrease in other assets	63,450	60,745
Decrease (increase) in due from affiliates	234,123	(718,554)
(Decrease) in due to affiliates	(54)	(554,243)
(Decrease) in accounts payable and accrued expenses	(1,097,317)	(1,754,022)
Net cash provided by operating activities	7,598,623	22,351,736
FINANCING ACTIVITIES:
Distributions to stockholders net of dividend reinvestment	(4,269,401)	(5,291,018)
Repayment/repurchase of Convertible Notes	—	(19,299,000)
Net cash (used in) financing activities	(4,269,401)	(24,590,018)
CHANGE IN CASH AND RESTRICTED CASH	3,329,222	(2,238,282)
CASH AND RESTRICTED CASH, BEGINNING OF PERIOD	9,835,555	7,138,272
CASH AND RESTRICTED CASH, END OF PERIOD	$13,164,777	$4,899,990
Supplemental Information:
Interest paid during the period	$1,790,390	$2,567,401
Dividends paid during the period under the dividend reinvestment plan	$162,384	$205,796

See accompanying notes to consolidated financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2017
(unaudited)

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
1A Smart Start LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Initial Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 2/22	$2,962,500	$2,940,096	$2,958,353
4L Technologies Inc. (fka Clover Holdings, Inc.)(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 5/20	2,713,465	2,699,414	2,637,217
Advanced Lighting Technologies, Inc,(8), (9), (14) Consumer goods: Durable	First Lien Bond — 12.500% – 6/2019 – 00753CAG7 5.3% Cash, 7.3% PIK, Due 6/19	3,157,500	3,054,338	1,089,338
Advantage Sales & Marketing Inc.(8) Services: Business	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	1,001,676	990,200
Alere Inc. (fka IM US Holdings, LLC)(9) Healthcare & Pharmaceuticals	Senior Secured Loan — B Term Loan 4.3% Cash, 1.0% Libor Floor, Due 6/22	3,022,586	3,017,016	3,033,921
American Seafoods Group LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/21	3,683,704	3,670,208	3,696,597
Anaren, Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Term Loan (First Lien) 5.6% Cash, 1.0% Libor Floor, Due 2/21	1,862,112	1,851,738	1,850,195
Apco Holdings, Inc.(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/22	3,792,162	3,700,381	3,788,370
API Technologies Corp.(8), (9) High Tech Industries	Senior Secured Loan — Initial Term Loan 7.6% Cash, 1.0% Libor Floor, Due 4/22	3,473,750	3,414,914	3,472,013
Aristotle Corporation, The(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.6% Cash, 1.0% Libor Floor, Due 6/21	3,656,556	3,643,560	3,648,146
Asurion, LLC (fka Asurion Corporation)(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Replacement B-2 Term Loan 4.2% Cash, 0.8% Libor Floor, Due 7/20	184,525	184,948	185,948
Avalign Technologies, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Initial Term Loan (Second Lien) 9.6% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	992,430	983,400
Avalign Technologies, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 7/21	2,925,000	2,916,442	2,917,386
BarBri, Inc. (Gemini Holdings, Inc.)(8), (9) Services: Consumer	Senior Secured Loan — Term Loan 4.5% Cash, 1.0% Libor Floor, Due 7/19	2,465,308	2,460,567	2,434,738
BBB Industries US Holdings, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 11/21	2,947,500	2,908,792	2,831,369
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Delayed Draw Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	63,260	61,478	63,184
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — First Amendment Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	493,566	489,167	492,974
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	1,480,368	1,460,358	1,478,591
Carolina Beverage Group LLC(8) Beverage, Food and Tobacco	Senior Secured Bond — 10.625% – 08/2018 – 143818AA0 144A 10.6% Cash, Due 8/18	1,500,000	1,505,454	1,489,350
CCS Intermediate Holdings, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.1% Cash, 1.0% Libor Floor, Due 7/21	2,925,000	2,915,919	2,479,523
Cengage Learning, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — 2016 Refinancing Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/23	3,784,380	3,779,649	3,620,592

See accompanying notes to consolidated financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Checkout Holding Corp. (fka Catalina Marketing)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Term B Loan (First Lien) 4.5% Cash, 1.0% Libor Floor, Due 4/21	$955,000	$952,250	$864,275
CHS/Community Health Systems, Inc.(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Incremental 2021 Term H Loan 4.0% Cash, 1.0% Libor Floor, Due 1/21	2,878,621	2,854,616	2,844,264
Consolidated Communications, Inc.(9) Telecommunications	Senior Secured Loan — Initial Term Loan 4.0% Cash, 1.0% Libor Floor, Due 10/23	2,062,263	2,057,462	2,075,337
CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited)(8) Beverage, Food and Tobacco	Junior Secured Loan — Term Loan (Second Lien) 8.8% Cash, 1.0% Libor Floor, Due 7/21	3,000,000	3,010,709	2,475,000
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.) (aka HealthPort)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — New Term Loan Facility 5.3% Cash, 1.0% Libor Floor, Due 12/21	2,932,763	2,911,439	2,783,778
Drew Marine Group Inc.(8) Transportation: Cargo	Junior Secured Loan — Term Loan (Second Lien) 8.1% Cash, 1.0% Libor Floor, Due 5/21	2,500,000	2,496,538	2,400,000
Eastern Power, LLC (Eastern Covert Midco, LLC) (aka TPF II LC, LLC)(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 10/23	2,796,756	2,815,456	2,813,187
ELO Touch Solutions, Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 6/18	1,398,040	1,378,666	1,364,347
Empower Payments Acquisition, Inc(8), (9) Services: Business	Senior Secured Loan — Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/23	2,992,500	2,935,328	2,981,727
EWT Holdings III Corp. (fka WTG Holdings III Corp.)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 4.9% Cash, 1.0% Libor Floor, Due 1/21	1,741,003	1,737,060	1,724,985
FHC Health Systems, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 5.0% Cash, 1.0% Libor Floor, Due 12/21	3,829,000	3,802,884	3,615,208
First American Payment Systems, L.P.(8) Banking, Finance, Insurance & Real Estate	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, 1.0% Libor Floor, Due 7/24	1,500,000	1,456,303	1,408,350
Getty Images, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Initial Term Loan 4.8% Cash, 1.3% Libor Floor, Due 10/19	2,134,995	2,141,472	1,875,465
GI Advo Opco, LLC(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.7% Cash, 1.0% Libor Floor, Due 11/21	246,875	244,956	223,471
GI Advo Opco, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.7% Cash, 1.0% Libor Floor, Due 11/21	2,715,625	2,694,524	2,458,184
GK Holdings, Inc. (aka Global Knowledge)(8) Services: Business	Junior Secured Loan — Initial Term Loan (Second Lien) 11.4% Cash, 1.0% Libor Floor, Due 1/22	1,500,000	1,479,272	1,474,050
GK Holdings, Inc. (aka Global Knowledge)(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 7.1% Cash, 1.0% Libor Floor, Due 1/21	4,438,648	4,413,162	4,405,358
Global Tel*Link Corporation(8) Telecommunications	Junior Secured Loan — Term Loan (Second Lien) 9.0% Cash, 1.3% Libor Floor, Due 11/20	4,000,000	3,960,194	3,911,600
Gold Standard Baking, Inc.(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 5.4% Cash, 1.0% Libor Floor, Due 4/21	2,456,250	2,447,837	2,454,531
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 1/18	2,880,000	2,870,374	2,764,800
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	7,000,000	6,960,865	6,370,000
Gymboree Corporation., The(8), (9) Retail	Senior Secured Loan — Term Loan 5.0% Cash, 1.5% Libor Floor, Due 2/18	1,420,455	1,416,024	593,445
Hargray Communications Group, Inc. (HCP Acquisition LLC)(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — Term B-1 Loan 4.9% Cash, 1.0% Libor Floor, Due 6/19	2,879,638	2,855,975	2,879,638

See accompanying notes to consolidated financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-5 Term Loan 7.1% Cash, 1.0% Libor Floor, Due 12/21	$1,334,704	$1,318,965	$1,348,886
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-6 Term Loan 6.6% Cash, 1.0% Libor Floor, Due 2/22	2,917,761	2,889,214	2,944,021
Highland Acquisition Holdings, LLC (aka HealthSun Health Plans, Inc.)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	1,975,000	1,883,259	1,950,313
Highline Aftermarket Acquisition, LLC(8), (9) Automotive	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 3/24	1,500,000	1,492,512	1,492,500
Hoffmaster Group, Inc.(8) Forest Products & Paper	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 11/24	1,600,000	1,554,026	1,548,000
Hoffmaster Group, Inc.(8), (9) Forest Products & Paper	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 11/23	2,660,000	2,634,684	2,661,862
Industrial Services Acquisition, LLC (aka Evergreen/NAIC)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 6.0% Cash, 1.0% Libor Floor, Due 6/22	2,887,500	2,862,271	2,887,500
Ivanti Software, Inc. (fka LANDesk Group, Inc.)(8) High Tech Industries	Junior Secured Loan — Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 1/25	3,228,619	3,228,619	3,228,619
Kellermeyer Bergensons Services, LLC(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 10/21	3,950,120	3,927,591	3,890,868
Key Safety Systems, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan 5.5% Cash, 1.0% Libor Floor, Due 8/21	1,394,077	1,389,685	1,410,457
MB Aerospace ACP Holdings II Corp.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan 6.7% Cash, 1.0% Libor Floor, Due 12/22	1,339,110	1,328,548	1,339,646
Medrisk, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 6.4% Cash, 1.0% Libor Floor, Due 2/23	1,980,000	1,963,205	1,980,000
National Home Health Care Corp.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 12/22	1,500,728	1,479,192	1,470,863
National Home Health Care Corp.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 12/21	2,981,250	2,953,191	2,977,673
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-1 Loan (First Lien) 6.1% Cash, 1.0% Libor Floor, Due 12/21	2,344,706	2,330,591	2,344,471
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-2 Loan (First Lien) 6.1% Cash, 1.0% Libor Floor, Due 12/21	2,066,562	2,053,576	2,066,355
Nielsen & Bainbridge, LLC(8), (9) Consumer goods: Durable	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/20	5,361,360	5,328,534	5,361,360
NM Z Parent Inc. (aka Zep, Inc.)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — 2016 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 6/22	3,438,750	3,450,149	3,474,169
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)(8), (9) Services: Business	Senior Secured Loan — Tranche B-2 Term Loan (First Lien) 8.1% Cash, 1.3% Libor Floor, Due 7/20	1,928,630	1,890,331	1,880,029
Onex Carestream Finance LP(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 9.6% Cash, 1.0% Libor Floor, Due 12/19	1,932,311	1,932,311	1,783,523
Onex Carestream Finance LP(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien 2013) 5.1% Cash, 1.0% Libor Floor, Due 6/19	1,723,617	1,726,495	1,701,383
Otter Products, LLC (OtterBox Holdings, Inc.)(8), (9) Consumer goods: Durable	Senior Secured Loan — Term B Loan 5.8% Cash, 1.0% Libor Floor, Due 6/20	2,600,266	2,588,047	2,544,360

See accompanying notes to consolidated financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
PGX Holdings, Inc.(8), (9) Services: Consumer	Senior Secured Loan — Initial Term Loan (First Lien) 6.3% Cash, 1.0% Libor Floor, Due 9/20	$3,595,714	$3,574,690	$3,586,365
Playpower, Inc.(8), (9) Construction & Building	Senior Secured Loan — Initial Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 6/21	1,965,000	1,954,591	1,965,196
Power Products, LLC(8), (9) Capital Equipment	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 12/22	2,000,000	1,990,243	1,990,000
PrimeLine Utility Services LLC (fka FR Utility Services LLC)(8), (9) Energy: Electricity	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	3,925,659	3,895,827	3,928,014
Priority Payment Systems Holdings LLC(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/23	3,990,000	3,951,668	3,960,873
PSC Industrial Holdings Corp.(8), (9) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 12/20	2,966,713	2,947,322	2,953,066
Q Holding Company (fka Lexington Precision Corporation)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 6.1% Cash, 1.0% Libor Floor, Due 12/21	2,984,733	2,956,243	2,955,781
Quad-C JH Holdings Inc. (aka Joerns Healthcare)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan A 6.2% Cash, 1.0% Libor Floor, Due 5/20	3,890,093	3,874,832	3,617,786
Ravn Air Group, Inc.(8), (9) Transportation: Consumer	Senior Secured Loan — Initial Term Loan 5.4% Cash, 1.0% Libor Floor, Due 7/21	2,406,250	2,397,545	2,317,219
Roscoe Medical, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 9/19	6,700,000	6,669,733	6,499,000
Salient CRGT Inc.(8), (9) High Tech Industries	Senior Secured Loan — Initial Term Loan 6.8% Cash, 1.0% Libor Floor, Due 2/22	3,000,000	2,940,954	2,955,000
Sandy Creek Energy Associates, L.P.(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.1% Cash, 1.0% Libor Floor, Due 11/20	2,606,504	2,599,760	2,077,905
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 7.7% Cash, 1.0% Libor Floor, Due 8/21	2,709,639	2,695,021	2,439,488
Tank Partners Holdings, LLC(8), (14) Energy: Oil & Gas	Senior Secured Loan — Loan 10.3% Cash, 4.0% PIK, 3.0% Libor Floor, Due 8/19	11,049,279	10,820,492	7,819,575
Terra Millennium Corporation(8), (9) Construction & Building	Senior Secured Loan — First Out Term Loan 7.3% Cash, 1.0% Libor Floor, Due 10/22	3,975,000	3,937,126	3,975,000
Time Manufacturing Acquisition, LLC(8), (9) Capital Equipment	Senior Secured Loan — Term Loan 6.2% Cash, 1.0% Libor Floor, Due 2/23	1,500,000	1,492,672	1,500,000
TronAir Parent Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan (First Lien) 5.9% Cash, 1.0% Libor Floor, Due 9/23	3,980,000	3,942,913	3,979,204
TRSO I, Inc.(8) Energy: Oil & Gas	Junior Secured Loan — Term Loan (Second Lien) 14.0% Cash, 1.0% Libor Floor, Due 12/19	1,000,000	992,199	1,000,000
U.S. Shipping Corp (fka U.S. Shipping Partners LP)(8), (9) Transportation: Cargo	Senior Secured Loan — Tranche B-2 Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/21	1,266,623	1,265,891	1,199,999
USJ-IMECO Holding Company, LLC(8), (9) Transportation: Cargo	Senior Secured Loan — Term Loan 7.0% Cash, 1.0% Libor Floor, Due 4/20	3,670,376	3,660,989	3,518,790
Verdesian Life Sciences, LLC(8), (9) Environmental Industries	Senior Secured Loan — Initial Term Loan 6.0% Cash, 1.0% Libor Floor, Due 7/20	3,712,558	3,682,896	3,584,846
VIP Cinema Holdings, Inc.(8), (9) Hotel, Gaming & Leisure	Senior Secured Loan — Initial Term Loan (First Lien) 7.0% Cash, 1.0% Libor Floor, Due 3/23	2,000,000	1,990,110	1,990,000
Weiman Products, LLC(8) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.9% Cash, 1.0% Libor Floor, Due 11/18	832,018	829,219	819,371
Weiman Products, LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.9% Cash, 1.0% Libor Floor, Due 11/18	4,148,678	4,134,948	4,085,618

See accompanying notes to consolidated financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
WideOpenWest Finance, LLC(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — New Term B Loan 4.6% Cash, 1.0% Libor Floor, Due 8/23	$2,985,000	$2,985,000	$3,004,477
WireCo WorldGroup Inc.(8) Capital Equipment	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 9/24	3,000,000	2,957,746	3,002,700
WireCo WorldGroup Inc. (WireCo WorldGroup Finance LP)(8), (9) Capital Equipment	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 9/23	1,741,250	1,725,053	1,743,165
Total Investment in Debt Securities (124% of net asset value at fair value)		$249,597,832	$247,632,590	$237,657,701

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Amortized Cost	Fair Value(2)
Advanced Lighting Technologies, Inc,(5), (8), (9) Consumer goods: Durable	Preferred Stock Series C	1.8%	$1	$1,000
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Partnership Interests	1.2%	1,000,000	13,471
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	1,091,819
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(5), (8) Media: Advertising, Printing & Publishing	Common	1.3%	359,765	554,067
DBI Holding LLC(5), (8) Services: Business	Class A Warrants	3.2%	1	1,000
eInstruction Acquisition, LLC(5), (8) Services: Business	Membership Units	1.1%	1,079,615	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (5) Capital Equipment	Class A Shares	1,500	1,500,000	707,874
Perseus Holding Corp.(5), (8) Hotel, Gaming & Leisure	Common	0.2%	400,000	1,000
Roscoe Investors, LLC(5), (8) Healthcare & Pharmaceuticals	Class A Units	1.6%	1,000,000	1,169,000
Tank Partners Holdings, LLC(5), (8) ,(11) Energy: Oil & Gas	Class B Units	5.8%	980,000	1,000
Tank Partners Holdings, LLC(5), (8) Energy: Oil & Gas	Warrants	1.3%	185,205	1,000
TRSO II, Inc.(5), (8) Energy: Oil & Gas	Common Stock	5.4%	1,680,161	1,359,563
New Millennium Holdco, Inc. (Millennium Health, LLC)(5), (8) Healthcare & Pharmaceuticals	Common	0.2%	1,953,299	1,000
Total Investment in Equity Securities (3% of net asset value at fair value)			$10,389,008	$4,902,794

See accompanying notes to consolidated financial statements.

CLO Fund Securities

CLO Subordinated Investments

Portfolio Company	Investment(12)	Percentage Ownership	Amortized Cost	Fair Value(2)
Grant Grove CLO, Ltd.(3), (13)	Subordinated Securities, effective interest N/M, 1/21 maturity	22.2%	$2,485,886	$1,000
Katonah III, Ltd.(3), (13)	Preferred Shares, effective interest N/M, 5/15 maturity	23.1%	1,287,155	369,000
Katonah 2007-I CLO Ltd.(3), (6)	Preferred Shares, effective interest 25.6%, 4/22 maturity	100.0%	29,101,810	20,847,854
Trimaran CLO VII, Ltd.(3), (6), (13)	Income Notes, effective interest N/M, 6/21 maturity	10.5%	934,010	565,000
Catamaran CLO 2012-1 Ltd.(3), (6)	Subordinated Notes, effective interest 8.3%, 12/23 maturity	24.9%	5,778,004	2,679,951
Catamaran CLO 2013-1 Ltd.(3), (6)	Subordinated Notes, effective interest 14.6%, 1/25 maturity	23.5%	5,067,975	4,613,262
Catamaran CLO 2014-1 Ltd.(3), (6)	Subordinated Notes, effective interest 9.8%, 4/26 maturity	24.9%	7,635,476	4,376,540
Dryden 30 Senior Loan Fund(3)	Subordinated Notes, effective interest 35.2%, 11/25 maturity	7.5%	1,314,985	1,801,090
Catamaran CLO 2014-2 Ltd.(3), (6)	Subordinated Notes, effective interest 11.2%, 10/26 maturity	24.9%	6,972,176	4,879,005
Catamaran CLO 2015-1 Ltd.(3), (6)	Subordinated Notes, effective interest 9.8%, 4/27 maturity	9.9%	4,494,789	3,110,826
Catamaran CLO 2016-1 Ltd.(3), (6)	Subordinated Notes, effective interest 13.3%, 1/29 maturity	24.9%	10,478,346	8,365,500
Total Investment in CLO Subordinated Securities			$75,550,612	$51,609,028

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Ownership	Amortized Cost	Fair Value(2)
Catamaran CLO 2014-1 Ltd.(3), (6)	Float – 04/2026 – E – 14889FAC7	15.1%	$1,444,363	$1,390,000
Total Investment in CLO Rated-Note			$1,444,363	$1,390,000
Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$76,994,975	$52,999,028

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Ownership	Cost	Fair Value(2)
Asset Manager Affiliates(8), (10)	Asset Management Company	100.0%	$54,691,230	$36,942,000
Total Investment in Asset Manager Affiliates (19% of net asset value at fair value)			$54,691,230	$36,942,000

See accompanying notes to consolidated financial statements.

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Amortized Cost	Fair Value(2)
JP Morgan Business Money Market Account(7), (8)	Money Market Account	0.10%	$14,268	$14,268
US Bank Money Market Account(8)	Money Market Account	0.02%	22,660,522	22,660,522
Total Investment in Time Deposit and Money Market Accounts (12% of net asset value at fair value)			$22,674,790	$22,674,790
Total Investments(4) (186% of net asset value at fair value)			$412,382,593	$355,176,313

(1)	A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at March 31, 2017. As noted in the table above, 93% (based on par) of debt securities contain LIBOR floors which range between 0.75% and 3.0%.
(2)	Reflects the fair market value of all investments as of March 31, 2017, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	The aggregate cost of investments for federal income tax purposes is approximately $420 million. The aggregate gross unrealized appreciation is approximately $2.2 million, the aggregate gross unrealized depreciation is approximately $67.1 million, and the net unrealized depreciation is approximately $64.9 million.
(5)	Non-income producing.
(6)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the consolidated financial statements).
(7)	Money market account holding restricted cash and security deposits for employee benefit plans.
(8)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(9)	As of March 31, 2017, this investment is owned by KCAP Senior Funding I, LLC and was pledged to secure KCAP Senior Funding I, LLC’s debt obligation.
(10)	Other than the Asset Manager Affiliate, which we are deemed to “control”, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(11)	Non-voting.
(12)	CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.
(13)	Notice of redemption has been received for this transaction.
(14)	Loan or security was on partial non-accrual status, whereby we have recognized income on a portion of contractual PIK amounts due.

See accompanying notes to consolidated financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
1A Smart Start LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 2/22	$2,970,000	$2,946,408	$2,919,807
4L Technologies Inc. (fka Clover Holdings, Inc.)(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 5/20	2,720,465	2,705,259	2,606,194
Advanced Lighting Technologies, Inc,(8), (9), (14) Consumer goods: Durable	First Lien Bond — 12.500% – 6/2019 — 00753CAG7 5.3% Cash, 7.3% PIK, Due 6/19	3,060,919	3,060,919	1,089,338
Advantage Sales & Marketing Inc.(8) Services: Business	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	1,001,753	995,300
Alere Inc. (fka IM US Holdings, LLC)(9) Healthcare & Pharmaceuticals	Senior Secured Loan — B Term Loan 4.3% Cash, 1.0% Libor Floor, Due 6/22	3,030,277	3,024,429	3,034,489
American Seafoods Group LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/21	3,853,704	3,838,792	3,874,899
Anaren, Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 2/21	1,871,912	1,860,822	1,864,237
Apco Holdings, Inc.(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/22	3,867,838	3,769,454	3,900,714
API Technologies Corp.(8), (9) High Tech Industries	Senior Secured Loan — Initial Term Loan 7.5% Cash, 1.0% Libor Floor, Due 4/22	3,482,500	3,420,642	3,480,759
Aristotle Corporation, The(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 6/21	3,665,860	3,652,075	3,604,274
Asurion, LLC (fka Asurion Corporation)(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Incremental Tranche B-4 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 8/22	876,911	873,399	889,736
Asurion, LLC (fka Asurion Corporation)(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Replacement B-2 Term Loan 4.0% Cash, 0.8% Libor Floor, Due 7/20	187,812	188,275	189,719
Avalign Technologies, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Initial Term Loan (Second Lien) 9.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	992,078	985,000
Avalign Technologies, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 7/21	2,925,000	2,913,921	2,915,640
Bankruptcy Management Solutions, Inc.(8) Services: Business	Senior Secured Loan — Term B Loan 7.0% Cash, 1.0% Libor Floor, Due 6/18	665,654	665,654	655,935
BarBri, Inc. (Gemini Holdings, Inc.)(8), (9) Services: Consumer	Senior Secured Loan — Term Loan 4.5% Cash, 1.0% Libor Floor, Due 7/19	2,619,636	2,614,056	2,578,508
BBB Industries US Holdings, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 11/21	2,947,500	2,906,715	2,800,125
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Delayed Draw Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	34,660	32,776	34,466
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — First Amendment Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	500,000	495,290	497,200
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	1,520,000	1,498,330	1,452,512
Carolina Beverage Group LLC(8) Beverage, Food and Tobacco	Senior Secured Bond — 10.625% – 08/2018 – 143818AA0 144A 10.6% Cash, Due 8/18	1,500,000	1,506,461	1,487,400
CCS Intermediate Holdings, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.0% Cash, 1.0% Libor Floor, Due 7/21	2,932,500	2,922,875	2,470,338
Cengage Learning, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — 2016 Refinancing Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/23	3,793,913	3,788,981	3,702,043

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Checkout Holding Corp. (fka Catalina Marketing)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Term B Loan (First Lien) 4.5% Cash, 1.0% Libor Floor, Due 4/21	$975,000	$972,021	$853,125
CHS/Community Health Systems, Inc.(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Incremental 2021 Term H Loan 4.0% Cash, 1.0% Libor Floor, Due 1/21	2,878,621	2,853,070	2,796,465
Consolidated Communications, Inc.(9) Telecommunications	Senior Secured Loan — Initial Term Loan 4.0% Cash, 1.0% Libor Floor, Due 10/23	2,067,444	2,062,450	2,067,444
CRGT Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan 7.5% Cash, 1.0% Libor Floor, Due 12/20	3,224,017	3,190,360	3,224,339
CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited)(8) Beverage, Food and Tobacco	Junior Secured Loan — Term Loan (Second Lien) 8.8% Cash, 1.0% Libor Floor, Due 7/21	3,000,000	3,011,328	2,463,000
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.) (aka HealthPort)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — New Term Loan Facility 5.3% Cash, 1.0% Libor Floor, Due 12/21	2,940,225	2,917,719	2,818,941
Drew Marine Group Inc.(8) Transportation: Cargo	Junior Secured Loan — Term Loan (Second Lien) 8.0% Cash, 1.0% Libor Floor, Due 5/21	2,500,000	2,496,331	2,380,000
Eastern Power, LLC (Eastern Covert Midco, LLC) (aka TPF II LC, LLC)(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 10/21	2,796,756	2,814,422	2,826,122
Electric Lightwave Holdings, Inc. (f.k.a. Integra Telecom Holdings, Inc.)(8), (9) Telecommunications	Senior Secured Loan — Term B-1 Loan 5.3% Cash, 1.0% Libor Floor, Due 8/20	2,932,538	2,924,968	2,945,734
ELO Touch Solutions, Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 6/18	1,420,897	1,397,046	1,380,544
Empower Payments Acquisition, Inc(8), (9) Services: Business	Senior Secured Loan — Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/23	3,000,000	2,940,565	2,940,000
EWT Holdings III Corp. (fka WTG Holdings III Corp.)(8), (9) Ecological	Senior Secured Loan — Term Loan (First Lien) 4.8% Cash, 1.0% Libor Floor, Due 1/21	1,745,501	1,741,292	1,760,783
Fender Musical Instruments Corporation(8), (9) Consumer goods: Durable	Senior Secured Loan — Initial Loan 5.8% Cash, 1.3% Libor Floor, Due 4/19	1,339,534	1,345,751	1,322,254
FHC Health Systems, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 5.0% Cash, 1.0% Libor Floor, Due 12/21	3,838,768	3,811,221	3,742,799
First American Payment Systems, L.P.(8) Banking, Finance, Insurance & Real Estate	Junior Secured Loan — Term Loan (Second Lien) 10.8% Cash, 1.3% Libor Floor, Due 4/19	1,796,448	1,783,840	1,742,555
Getty Images, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Initial Term Loan 4.8% Cash, 1.3% Libor Floor, Due 10/19	2,140,569	2,147,692	1,874,775
GI Advo Opco, LLC(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 11/21	247,500	245,474	223,913
GI Advo Opco, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 11/21	2,722,500	2,700,224	2,463,046
GK Holdings, Inc. (aka Global Knowledge)(8) Services: Business	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 1/22	1,500,000	1,478,209	1,465,650
GK Holdings, Inc. (aka Global Knowledge)(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 1/21	2,450,000	2,433,329	2,446,080
Global Tel*Link Corporation(8) Telecommunications	Junior Secured Loan — Term Loan (Second Lien) 9.0% Cash, 1.3% Libor Floor, Due 11/20	4,000,000	3,957,505	3,894,500
Gold Standard Baking, Inc.(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 4/21	2,462,500	2,453,554	2,461,269
Grande Communications Networks LLC(8), (9) Telecommunications	Senior Secured Loan — Initial Term Loan 4.5% Cash, 1.0% Libor Floor, Due 5/20	3,860,145	3,864,877	3,860,145
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 1/18	2,887,500	2,875,001	2,743,125
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	7,000,000	6,953,618	6,370,000
Gymboree Corporation., The(8), (9) Retail	Senior Secured Loan — Term Loan 5.0% Cash, 1.5% Libor Floor, Due 2/18	1,421,105	1,415,457	759,581

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Hargray Communications Group, Inc. (HCP Acquisition LLC)(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — Term B-1 Loan 4.8% Cash, 1.0% Libor Floor, Due 6/19	$2,887,075	$2,860,733	$2,926,166
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-3 Term Loan 7.0% Cash, 1.5% Libor Floor, Due 5/18	1,697,272	1,690,708	1,703,637
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-4 Term Loan 7.0% Cash, 1.0% Libor Floor, Due 8/19	1,387,500	1,384,229	1,391,545
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-5 Term Loan 7.0% Cash, 1.0% Libor Floor, Due 12/19	1,385,417	1,369,287	1,395,980
Highland Acquisition Holdings, LLC (aka HealthSun Health Plans, Inc.)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% Libor Floor, Due 11/22	2,000,000	1,903,216	1,910,000
Hoffmaster Group, Inc.(8) Forest Products & Paper	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 11/24	1,600,000	1,552,544	1,524,640
Hoffmaster Group, Inc.(8), (9) Forest Products & Paper	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 11/23	2,666,667	2,640,345	2,668,267
Industrial Services Acquisition, LLC (aka Evergreen/NAIC)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 6.0% Cash, 1.0% Libor Floor, Due 6/22	2,925,000	2,898,235	2,925,000
Kellermeyer Bergensons Services, LLC(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 10/21	1,950,120	1,936,641	1,943,100
Key Safety Systems, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan 5.5% Cash, 1.0% Libor Floor, Due 8/21	1,394,077	1,389,440	1,411,851
Landslide Holdings, Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 9/22	1,850,467	1,846,044	1,850,467
MB Aerospace ACP Holdings II Corp.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 12/22	1,342,500	1,331,454	1,342,366
Medrisk, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 2/23	1,985,000	1,967,461	1,985,000
MGOC, Inc. (fka Media General, Inc.)(9) Media: Broadcasting & Subscription	Senior Secured Loan — Term B Loan 4.0% Cash, 1.0% Libor Floor, Due 7/20	2,417,989	2,419,940	2,417,989
National Home Health Care Corp.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.8% Cash, 1.0% Libor Floor, Due 12/22	1,500,000	1,477,675	1,477,500
National Home Health Care Corp.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 12/21	3,000,000	2,970,280	2,970,000
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-1 Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,350,684	2,335,796	2,350,449
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-2 Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,066,562	2,052,899	2,066,355
Nielsen & Bainbridge, LLC(8), (9) Consumer goods: Durable	Senior Secured Loan — Term Loan (First Lien) 6.2% Cash, 1.0% Libor Floor, Due 8/20	5,361,360	5,326,136	5,199,447
NM Z Parent Inc. (aka Zep, Inc.)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — 2016 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 6/22	3,447,500	3,459,466	3,481,630
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)(8), (9) Services: Business	Senior Secured Loan — Tranche B-2 Term Loan (First Lien) 8.0% Cash, 1.3% Libor Floor, Due 7/20	1,941,336	1,899,875	1,882,707
Onex Carestream Finance LP(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 9.5% Cash, 1.0% Libor Floor, Due 12/19	1,932,311	1,932,311	1,647,295
Onex Carestream Finance LP(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien 2013) 5.0% Cash, 1.0% Libor Floor, Due 6/19	1,750,135	1,753,387	1,704,920
Otter Products, LLC (OtterBox Holdings, Inc.)(8), (9) Consumer goods: Durable	Senior Secured Loan — Term B Loan 5.8% Cash, 1.0% Libor Floor, Due 6/20	2,600,266	2,587,099	2,507,697

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
PGX Holdings, Inc.(8), (9) Services: Consumer	Senior Secured Loan — Initial Term Loan (First Lien) 6.3% Cash, 1.0% Libor Floor, Due 9/20	$3,620,714	$3,598,052	$3,626,381
Playpower, Inc.(8), (9) Construction & Building	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 6/21	1,970,000	1,958,956	1,969,606
PrimeLine Utility Services LLC (fka FR Utility Services LLC)(8), (9) Energy: Electricity	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	3,935,672	3,904,453	3,937,247
Priority Payment Systems Holdings, LLC(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/23	4,000,000	3,960,000	3,960,000
PSC Industrial Holdings Corp.(8), (9) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 12/20	2,974,300	2,953,559	2,941,583
Q Holding Company (fka Lexington Precision Corporation)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,992,366	2,962,443	2,962,443
Quad-C JH Holdings Inc. (aka Joerns Healthcare)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan A 6.0% Cash, 1.0% Libor Floor, Due 5/20	3,900,079	3,883,565	3,666,075
Ravn Air Group, Inc.(8), (9) Transportation: Consumer	Senior Secured Loan — Initial Term Loan 5.3% Cash, 1.0% Libor Floor, Due 7/21	2,421,875	2,412,614	2,324,516
Roscoe Medical, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 9/19	6,700,000	6,666,733	6,499,000
Sandy Creek Energy Associates, L.P.(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 11/20	2,613,239	2,606,016	2,204,921
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 7.5% Cash, 1.0% Libor Floor, Due 8/21	2,709,639	2,694,201	2,677,395
Tank Partners Holdings, LLC(8), (14) Energy: Oil & Gas	Senior Secured Loan — Loan 10.0% Cash, 4.0% PIK, 3.0% Libor Floor, Due 8/19	10,750,808	10,656,975	6,550,311
Terra Millennium Corporation(8), (9) Construction & Building	Senior Secured Loan — First Out Term Loan 7.3% Cash, 1.0% Libor Floor, Due 10/22	4,000,000	3,960,202	3,960,000
TronAir Parent Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 9/23	3,960,000	3,923,893	3,959,208
TRSO I, Inc.(8) Energy: Oil & Gas	Junior Secured Loan — Term Loan (Second Lien) 14.0% Cash, 1.0% Libor Floor, Due 12/19	1,000,000	991,495	1,000,000
U.S. Shipping Corp (fka U.S. Shipping Partners LP)(8), (9) Transportation: Cargo	Senior Secured Loan — Tranche B-2 Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/21	1,392,213	1,391,361	1,312,857
USJ-IMECO Holding Company, LLC(8), (9) Transportation: Cargo	Senior Secured Loan — Term Loan 7.0% Cash, 1.0% Libor Floor, Due 4/20	3,679,796	3,669,622	3,497,278
Verdesian Life Sciences, LLC(8), (9) Environmental Industries	Senior Secured Loan — Initial Term Loan 6.0% Cash, 1.0% Libor Floor, Due 7/20	3,766,302	3,733,929	3,641,261
Weiman Products, LLC(8) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.8% Cash, 1.0% Libor Floor, Due 11/18	916,023	912,479	889,000
Weiman Products, LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.8% Cash, 1.0% Libor Floor, Due 11/18	4,567,552	4,550,168	4,432,809
WideOpenWest Finance, LLC(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — New Term B Loan 4.5% Cash, 1.0% Libor Floor, Due 8/23	2,992,500	2,992,500	3,028,829
WireCo WorldGroup Inc.(8) Capital Equipment	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 9/24	3,000,000	2,956,358	3,000,000
WireCo WorldGroup Inc. (WireCo WorldGroup Finance LP)(8), (9) Capital Equipment	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 9/23	1,745,625	1,728,771	1,763,780
Total Investment in Debt Securities (122% of net asset value at fair value)		$251,222,570	$249,520,234	$238,343,330

See accompanying notes to financial statements.

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Amortized Cost	Fair Value(2)
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$100,549
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Series A Preferred Interests	1.2%	250,960	1,183,746
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(5), (8) Media: Advertising, Printing & Publishing	Common	1.3%	359,765	532,342
DBI Holding LLC(5), (8) Services: Business	Class A Warrants	3.2%	1	1,000
eInstruction Acquisition, LLC(5), (8) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (5) Capital Equipment	Class A Shares	1,500	1,500,000	811,268
Perseus Holding Corp.(5), (8) Hotel, Gaming & Leisure	Common	0.2%	400,000	1,000
Roscoe Investors, LLC(5), (8) Healthcare & Pharmaceuticals	Class A Units	1.6%	1,000,000	1,169,000
Tank Partners Holdings, LLC(5), (8) ,(11) Energy: Oil & Gas	Unit	5.8%	980,000	1,000
Tank Partners Holdings, LLC(5), (8) Energy: Oil & Gas	Warrants	1.3%	185,205	1,000
TRSO II, Inc.(5), (8) Energy: Oil & Gas	Common Stock	5.4%	1,680,161	1,253,450
New Millennium Holdco, Inc. (Millennium Health, LLC)(5), (8) Healthcare & Pharmaceuticals	Common	0.2%	1,953,299	1,000
Total Investment in Equity Securities (3% of net asset value at fair value)			$10,389,007	$5,056,355

CLO Fund Securities

CLO Subordinated Securities, Preferred Shares and Income Notes Investments

Portfolio Company	Investment(12)	Percentage Ownership	Amortized Cost	Fair Value(2)
Grant Grove CLO, Ltd.(3), (13)	Subordinated Securities, effective interest 0.1%, 1/21 maturity	22.2%	$2,485,886	$1,000
Katonah III, Ltd.(3), (13)	Preferred Shares, effective interest 0.1%, 5/15 maturity	23.1%	1,287,155	369,000
Katonah 2007-I CLO Ltd.(3), (6)	Preferred Shares, effective interest 30.8%, 4/22 maturity	100%	28,022,646	20,453,099
Trimaran CLO VII, Ltd.(3), (6), (13)	Income Notes, effective interest 47.9%, 6/21 maturity	10.5%	1,643,920	1,195,152
Catamaran CLO 2012-1 Ltd.(3), (6)	Subordinated Notes, effective interest 3.1%, 12/23 maturity	24.9%	5,919,933	2,819,412
Catamaran CLO 2013-1 Ltd.(3), (6)	Subordinated Notes, effective interest 14.9%, 1/25 maturity	23.5%	5,237,222	4,918,807
Catamaran CLO 2014-1 Ltd.(3), (6)	Subordinated Notes, effective interest 10.0%, 4/26 maturity	24.9%	7,818,484	4,546,682
Catamaran CLO 2014-2 Ltd.(3), (6)	Subordinated Notes, effective interest 10.9%, 10/26 maturity	24.9%	6,967,560	5,092,087
Dryden 30 Senior Loan Fund(3)	Subordinated Notes, effective interest 36.2%, 11/25 maturity	7.5%	1,343,467	1,895,566
Catamaran CLO 2015-1 Ltd.(3), (6)	Subordinated Notes, effective interest 9.5%, 4/27 maturity	9.9%	4,543,317	3,223,255
Catamaran CLO 2016-1 Ltd.(3), (6)	Subordinated Notes, effective interest 13.9%, 1/29 maturity	24.9%	10,140,000	8,350,290
Total Investment in CLO Subordinated Securities			$75,409,590	$52,864,350

See accompanying notes to financial statements.

CLO Rated-Note Investments

Portfolio Company	Investment	Percentage Ownership	Amortized Cost	Fair Value(2)
Catamaran CLO 2014-1 Ltd.(3), (6)	Float – 04/2026 – E – 14889FAC7, 6.6%, 4/26 maturity	15.1%	$1,441,727	$1,310,000
Total Investment in CLO Rated-Note			$1,441,727	$1,310,000
Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$76,851,317	$54,174,350

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Ownership	Cost	Fair Value(2)
Asset Manager Affiliates(8), (10)	Asset Management Company	100%	$55,341,230	$40,198,000
Total Investment in Asset Manager Affiliates (21% of net asset value at fair value)			$55,341,230	$40,198,000

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Par/Amortized Cost	Fair Value(2)
JP Morgan Business Money Market Account(7), (8)	Money Market Account	0.1%	$14,268	$14,268
US Bank Money Market Account(8)	Money Market Account	0.1%	28,685,001	28,685,001
Total Investment in Time Deposit and Money Market Accounts (15% of net asset value at fair value)			$28,699,269	$28,699,269
Total Investments(4) (188% of net asset value at fair value)			$420,801,057	$366,471,304

(1)	A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2016. As noted in the table above, 93% (based on par) of debt securities contain LIBOR floors which range between 0.75% and 3.0%.
(2)	Reflects the fair market value of all investments as of December 31, 2016, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	The aggregate cost of investments for federal income tax purposes is approximately $429 million. The aggregate gross unrealized appreciation is approximately $2.1 million, the aggregate gross unrealized depreciation is approximately $65.0 million, and the net unrealized depreciation is approximately $62.9 million.
(5)	Non-income producing.
(6)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(7)	Money market account holding restricted cash and security deposits for employee benefit plans.
(8)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(9)	As of December 31, 2016, this investment is owned by KCAP Senior Funding I, LLC and was pledged to secure KCAP Senior Funding I, LLC’s obligation.

See accompanying notes to financial statements.

(10)	Other than the Asset Manager Affiliate, which we are deemed to “control”, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(11)	Non-voting.
(12)	CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.
(13)	Notice of redemption has been received for this transaction.
(14)	Loan or security was on partial non-accrual status, whereby we have recognized income on a portion of contractual PIK amounts due.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(unaudited)

	Three Months Ended March 31,
	2017	2016
Per Share Data:
Net asset value, at beginning of period	$5.24	$5.82
Net investment income(1)	0.09	0.13
Net realized gains from investments(1)	— (4)	(0.21)
Net change in unrealized (depreciation) on investments(1)	(0.08)	(0.10)
Net increase (decrease) in net assets resulting from operations	0.01	(0.18)
Net decrease in net assets resulting from distributions:	(0.12)	(0.15)
Net increase in net assets relating to stock-based transactions:
Issuance of common stock under dividend reinvestment plan	— (4)	— (4)
Stock based compensation expense	0.01	0.01
Net increase in net assets relating to stock-based transactions	0.01	0.01
Net asset value, end of period	$5.14	$5.50
Total net asset value return(2)	0.4%	(2.9)%
Ratio/Supplemental Data:
Per share market value at beginning of period	$3.98	$4.07
Per share market value at end of period	$4.07	$3.60
Total market return(3)	5.3%	(7.9)%
Shares outstanding at end of period	37,209,649	37,130,433
Net assets at end of period	$191,429,890	$204,387,728
Portfolio turnover rate	10.4%	1.8%
Average par debt outstanding	$180,880,925	$204,443,692
Asset coverage ratio	203%	205%
Ratio of net investment income to average net assets(5)	6.7%	9.1%
Ratio of total expenses to average net assets(5)	9.4%	9.0%
Ratio of interest expense to average net assets(5)	4.5%	4.9%
Ratio of non-interest expenses to average net assets(5)	4.9%	4.1%

(1)	Based on weighted average number of common shares outstanding-basic for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus distributions, divided by the beginning net asset value per share.
(3)	Total market return (not annualized) equals the change in the ending market price, over the beginning of period price per share plus distributions, divided by the beginning market price.
(4)	Balance rounds to less than $0.01.
(5)	Annualized.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION

KCAP Financial, Inc. (“KCAP” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering (“IPO”), converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its IPO, the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C., a leading middle market private equity firm, in exchange for the contribution to the Company of their ownership interests in Katonah Debt Advisors, L.L.C., and related affiliates (collectively, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers.

On April 28, 2008, the Company completed a rights offering that resulted in the issuance of 3.1 million shares of the Company’s common stock, and net proceeds of $27 million.

On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), an asset manager similar to Katonah Debt Advisors, for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneously with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash.

On February 14, 2013, the Company completed a public offering of 5,232,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 682,500 shares of common stock, at a price of $9.75 per share, raising approximately $51.0 million in gross proceeds. In conjunction with this offering, the Company also sold 200,000 shares of common stock to a member of its Board of Directors, at a price of $9.31125 per share, raising approximately $1.9 million in gross proceeds.

On October 6, 2014, the Company completed a follow-on public offering of 3.0 million shares of its common stock at a price of $8.02 per share. The offering raised net proceeds of approximately $23.8 million, after deducting underwriting discounts and offering expenses.

As of March 31, 2017, Katonah Debt Advisors and Trimaran Advisors, as well as affiliated management companies Katonah 2007-1 Management, L.L.C. and Trimaran Advisors Management, L.L.C. (collectively the “Asset Manager Affiliates”), had approximately $2.8 billion of par value assets under management. The Asset Manager Affiliates are each managed independently from KCAP by a separate management team (however, certain of the Company’s executive officers also act in similar capacities for one or both of the Asset Manager Affiliates). The Asset Manager Affiliates provide investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. The Asset Manager Affiliates do not have any investments in the CLO Funds they manage; however, KCAP holds investments in a portion of the securities issued by the CLO Funds managed by the Asset Manager Affiliates.

The Company has three principal areas of investment:

First, the Company originates, structures, and invests in senior secured term loans and mezzanine debt primarily in privately-held middle market companies (the “Debt Securities Portfolio”). In addition, from time to time the Company may invest in the equity securities of privately held middle market companies.

Second, the Company has invested in the Asset Manager Affiliates, which manage CLO Funds.

Third, the Company invests in debt and subordinated securities issued by CLO Funds (“CLO Fund Securities”). These CLO Fund Securities are primarily managed by our Asset Manager Affiliates, but

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION  – (continued)

from time-to-time the Company makes investments in CLO Fund Securities managed by other asset managers. The CLO Funds typically invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company may also invest in other investments such as loans to publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income, and asset diversification and annual distribution requirements. As a RIC, the Company generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual consolidated financial statements. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended December 31, 2016, as filed with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”).

The consolidated financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the consolidated financial statements requires the Company to make significant estimates and assumptions including with respect to the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year. Certain prior period amounts have been reclassified to conform to the current year presentation.

The Company consolidates the financial statements of its wholly-owned special purpose financing subsidiaries Kolhberg Capital Funding LLC I, KCAP Senior Funding I, LLC and KCAP Senior Funding I Holdings, LLC in its consolidated financial statements as they are operated solely for investment activities of the Company. The creditors of KCAP Senior Funding I, LLC have received security interests in the assets owned by KCAP Senior Funding I, LLC and such assets are not intended to be available to the creditors of KCAP Financial, Inc., or any other affiliate.

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (e.g., the Asset Manager Affiliates), unless the portfolio company is another investment company.

Notwithstanding the foregoing, the Asset Manager Affiliates qualify as a “significant subsidiary” under Regulation S-X promulgated by the SEC and, as a result, the Company is required to include additional financial information regarding the Asset Manager Affiliates in its filings with the SEC. This additional financial information regarding the Asset Manager Affiliates does not directly impact the financial position or results of operations of the Company.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In addition, in accordance with Regulation S-X promulgated by the SEC, additional financial information with respect to one of the CLO Funds in which the Company has an investment, Katonah 2007-I CLO Ltd. (“Katonah 2007-I CLO”), is required to be included in the Company’s SEC filings. The additional financial information regarding the Asset Manager Affiliates and Katonah 2007-I CLO is set forth in Note 5 to these consolidated financial statements.

The determination of the tax character of stockholder distributions is made on an annual (full calendar-year) basis at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Therefore, an estimate of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

It is the Company’s primary investment objective to generate current income and capital appreciation by lending directly to privately-held middle market companies. During the quarter ended March 31, 2017, the Company provided approximately $36 million to portfolio companies to support their growth objectives. None of this support was contractually obligated. See also Note 8 — Commitments and Contingencies. As of March 31, 2017, the Company held loans it has made to 78 investee companies with aggregate principal amounts of approximately $244.9 million. The details of such loans have been disclosed on the consolidated schedule of investments as well as in Note 4 — Investments. In addition to providing loans to investee companies, from time to time the Company assists investee companies in securing financing from other sources by introducing such investee companies to sponsors or by, among other things, leading a syndicate of lenders to provide the investee companies with financing. During the three months month period ended March 31, 2017, the Company did not engage in any such or similar activities.

FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, which updated accounting guidance for all revenue recognition arising from contracts with customers, and also affects entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other US GAAP requirements). This update provides a model for the measurement and recognition of gains and losses on the sale of certain nonfinancial assets, such as property and equipment, including real estate. The FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2017. Management is still evaluating the effect of the new standard.

In March 2016, the FASB issued ASU 2016-09 Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). The amendments in ASU 2016-09 affect all entities that issue share-based payment awards to their employees and involve multiple aspects of the accounting for share-based payment transactions, including income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. For public business entities, ASU 2016-09 is effective for annual periods beginning after December 15 2016, and interim periods within those annual periods. Early adoption is permitted. We adopted 2016-09 during the first quarter of 2017 and there was no impact from adoption.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In November 2016, the FASB issued Accounting Standards Update 2016-18, Restricted Cash (“ASU 2016-18”) which requires entities to show the changes in the total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Early adoption is permitted, and entities will be required to apply the guidance retrospectively when adopted. We have early adopted ASU 2016-18 retrospectively during the first quarter of 2017 and earlier periods were restated. The following table depicts the retroactive application of ASU 2016-18:

Consolidated Statements of Cash Flows

Three Months Ended March 31, 2016
Net cash (used in) financing activities as reported	$(21,725,500)
Impact of Adoption	(2,864,518)
Net cash (used in) financing activities after adoption	$(24,590,018)

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments.   The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC 820: Fair Value Measurements and Disclosures (“ASC 820: Fair Value”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. ASC 820: Fair Value defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820: Fair Value, the FASB has issued various staff positions clarifying the initial standard as noted below.

The FASB issued guidance that clarified and required disclosures about fair value measurements. These include requirements to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy (see Note 4 — “Investments — Fair Value Measurements” for further information relating to Level I, Level II and Level III). The guidance also required that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation.

ASC 820: Fair Value requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The Company utilizes an independent valuation firm to provide an annual third-party review of the Company’s CLO Securities fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine fair values of CLO Securities, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm’s 2016 annual review concluded that the Company’s model appropriately factors in all the necessary inputs required to build an equity cash flow model for CLO Securities for fair value purposes and that the inputs were being employed correctly.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company utilizes an independent valuation firm to provide third party valuation consulting services. Each quarter the independent valuation firm will perform third party valuations of the Company’s investments in material illiquid securities such that they are reviewed at least once during a trailing 12-month period. These third party valuation estimates are considered as one of the relevant data points in the Company’s determination of fair value. The Company intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

The Board of Directors may consider other methods of valuation than those set forth below to determine the fair value of Level III investments as appropriate in conformity with U.S. GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a readily available market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, which may include historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Debt Securities.  To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will be used to determine the fair value of the investments. Valuations from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the valuation, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, if the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns, the Company will determine fair value using alternative methodologies such as available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset-specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the subject assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Income Approach”). The Company also considers, among other things, recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt securities. Because the Company has not identified any market index that directly correlates to the loan and debt securities held by the Company and therefore uses these benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Income Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity Securities.   The Company’s equity securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA (earnings before interest, taxes, depreciation and amortization) and discounted cash flows from operations, less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. In the event market quotations are readily available for the Company’s equity securities in public companies, those investments may be valued using the Market Approach (as defined below). In cases where the Company receives warrants to purchase equity securities, a market standard Black-Scholes model is utilized.

The significant inputs used to determine the fair value of equity securities include prices, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity securities are classified as Level III, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Asset Manager Affiliates.   The Company’s investments in its wholly-owned asset management companies, the Asset Manager Affiliates, are carried at fair value, which is primarily determined utilizing the Discounted Cash Flow approach (as defined below), which incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation takes into consideration an analysis of comparable asset management companies and the amount of assets under management. The Asset Manager Affiliates are classified as a Level III investment. Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities.   The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies. The investments held by CLO Funds generally relate to non-investment grade credit instruments issued by corporations.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt pay-down and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, a Discounted Cash Flow approach, (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

flow and comparable yields for similar securities or preferred shares to those in which the Company has invested, or (iii) indicative prices provided by the underwriters or brokers who arrange CLO Funds, a Market Approach. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on a security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as indicative prices provided by underwriters or brokers who arrange CLO Funds, and the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes.

Cash.  The Company defines cash as demand deposits. The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash.   Restricted cash and cash equivalents (e.g. money market funds) consists of cash held for reinvestment and quarterly interest and principal distribution (if any) to holders of notes issued by KCAP Senior Funding I, LLC.

Cash and Restricted Cash are comprised of:

	As of March 31, 2017	As of December 31, 2016
Cash	$5,178,290	$1,307,257
Restricted Cash	7,986,487	8,528,298
Total Cash and Restricted Cash	$13,164,777	$9,835,555

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Time Deposits and Money Market Accounts.  Time deposits primarily represent investments of cash held in demand deposit accounts. Money market accounts primarily represent short term interest-bearing deposit accounts and also includes restricted cash held under employee benefit plans.

Interest Income.  Interest income, including the amortization of premium and accretion of discount and accrual of payment-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. For investments with PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible (i.e. via a partial or full non-accrual). Loans which are on partial or full non-accrual remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2017, two of our investments were on partial non-accrual status, whereby we have recognized income on a portion of contractual PIK amounts due.

Distributions from Asset Manager Affiliates.  The Company records distributions from our Asset Manager Affiliates on the declaration date, which represents the ex-dividend date. Distributions in excess of tax-basis earnings and profits of the distributing affiliate company are recognized as tax-basis return of capital. For interim periods, the Company estimates the tax attributes of any distributions as being either tax-basis earnings and profits (i.e., dividend income) or return of capital (i.e., adjustment to the Company’s cost basis in the Asset Manager Affiliates). The final determination of the tax attributes of distributions from our Asset Manager Affiliates is made on an annual (full calendar year) basis at the end of the year based upon taxable income and distributions for the full-year. Therefore, any estimate of tax attributes of distributions made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

Investment Income on CLO Fund Securities.   The Company generates investment income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and select investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior note holders who typically receive a stated interest rate of return based on a floating rate index, such as the London Interbank Offered Rate (“LIBOR”) on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

U.S. GAAP-basis investment income on CLO equity investments is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated projected future cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield prospectively over the remaining life of the investment from the date the estimated yield was changed. Accordingly, investment income recognized on CLO equity securities in the U.S. GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class E Notes of the Catamaran CLO 2014-1 Ltd., interest is earned at a fixed spread relative to the LIBOR index.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognize prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized using the effective interest method over the expected term of the borrowing.

Extinguishment of debt.   The Company must derecognize a liability if and only if it has been extinguished through delivery of cash, delivery of other financial assets, delivery of goods or services, or reacquisition by the Company of its outstanding debt securities whether the securities are cancelled or held. If the debt contains a cash conversion option, the Company must allocate the consideration transferred and transaction costs incurred to the extinguishment of the liability component and the reacquisition of the equity component and recognize a gain or loss in the statement of operations.

Expenses.   The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and the Asset Manager Affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with the Asset Manager Affiliates which provides for the sharing of such expenses based on an allocation of office lease costs and the ratable usage of other shared resources.

Shareholder Distributions.  Distributions to common stockholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash distributions automatically reinvested in additional shares of the Company’s common stock.

3. EARNINGS (LOSSES) PER SHARE

In accordance with the provisions of ASC 260, “Earnings per Share”, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

3. EARNINGS (LOSSES) PER SHARE  – (continued)

The following information sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity per share for the three months ended March 31, 2017 and 2016 (unaudited):

	(unaudited) Three Months Ended March 31,
	2017	2016
Net increase (decrease) in net assets resulting from operations	$385,552	$(6,842,699)
Net (decrease) increase in net assets allocated to unvested share awards	(4,238)	123,579
Net increase (decrease) in net assets available to common stockholders	$381,314	$(6,719,120)
Weighted average number of common shares outstanding for basic shares computation	37,202,996	37,109,735
Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	37,202,996	37,109,735
Net increase in net assets per basic common shares:
Net increase in net assets from operations	$0.01	$(0.18)
Net increase in net assets per diluted shares:
Net increase in net assets from operations	$0.01	$(0.18)

Share-based awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to the Company’s employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation.

There were 50,000 options to purchase shares of common stock considered for the computation of the diluted per share information for the three months ended March 31, 2017 and 2016. Since the effects are anti-dilutive for both periods, the options were not included in the computation.

The Company’s Convertible Notes were included in the computation of the diluted net increase or decrease in net assets resulting from operations per share by application of the “if-converted method” for periods when the Convertible Notes were outstanding. Under the if-converted method, interest charges applicable to the convertible notes for the period are added to reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible notes are considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share. The Convertible Notes matured and were repaid in March 2016.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS

The following table shows the Company’s portfolio by security type at March 31, 2017 and December 31, 2016:

	March 31, 2017 (unaudited)			December 31, 2016
Security Type	Cost/Amortized Cost	Fair Value	%(1)	Cost/Amortized Cost	Fair Value	%(1)
Money Market Accounts(3)	$22,674,790	$22,674,790	6	$28,699,269	$28,699,269	8
Senior Secured Loan	202,900,985	196,533,708	56	207,701,078	200,322,152	55
Junior Secured Loan	40,171,813	38,545,305	11	37,251,776	35,444,440	10
First Lien Bond	3,054,338	1,089,338	—	3,060,919	1,089,338	—
Senior Secured Bond	1,505,454	1,489,350	—	1,506,461	1,487,400	—
CLO Fund Securities	76,994,975	52,999,028	15	76,851,317	54,174,350	15
Equity Securities	10,389,008	4,902,794	2	10,389,007	5,056,355	1
Asset Manager Affiliates(2)	54,691,230	36,942,000	10	55,341,230	40,198,000	11
Total	$412,382,593	$355,176,313	100%	$420,801,057	$366,471,304	100%

(1)	Represents percentage of total portfolio at fair value.
(2)	Represents the equity investment in the Asset Manager Affiliates.
(3)	Includes restricted cash held under employee benefit plans.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The industry concentrations based on the fair value of the Company’s investment portfolio as of March 31, 2017 and December 31, 2016, were as follows:

	March 31, 2017 (unaudited)			December 31, 2016
Industry Classification	Cost/Amortized Cost	Fair Value	%(1)	Cost/Amortized Cost	Fair Value	%(1)
Aerospace and Defense	$8,374,160	$8,274,335	2%	$8,394,633	$8,450,106	2%
Asset Management Company(2)	54,691,230	36,942,000	10	55,341,230	40,198,000	11
Automotive	7,801,993	7,769,075	2	6,322,551	6,196,154	2
Banking, Finance, Insurance & Real Estate	5,592,918	5,555,171	2	6,805,514	6,782,010	2
Beverage, Food and Tobacco	15,018,374	14,526,304	4	15,198,830	14,703,372	4
Capital Equipment	9,665,714	8,943,739	3	6,185,129	5,575,048	2
Chemicals, Plastics and Rubber	6,406,392	6,429,950	2	6,421,909	6,444,073	2
CLO Fund Securities	76,994,975	52,999,028	15	76,851,317	54,174,350	15
Construction & Building	5,891,717	5,940,196	2	5,919,158	5,929,606	2
Consumer goods: Durable	10,970,920	8,996,058	2	12,319,905	10,118,736	3
Consumer goods: Non-durable	14,247,238	14,148,705	4	14,766,390	14,452,096	4
Ecological	—	—	—	1,741,292	1,760,783	—
Energy: Electricity	3,895,827	3,928,014	1	3,904,453	3,937,247	1
Energy: Oil & Gas	14,658,057	10,181,138	3	14,493,835	8,805,761	2
Environmental Industries	13,924,571	13,589,885	4	12,279,924	12,185,239	3
Forest Products & Paper	4,188,710	4,209,862	1	4,192,889	4,192,907	1
Healthcare & Pharmaceuticals	57,616,979	53,624,475	15	58,769,668	53,594,534	15
High Tech Industries	10,963,154	11,019,979	3	9,854,093	9,936,109	3
Hotel, Gaming & Leisure	2,390,110	1,991,000	1	400,000	1,000	—
Media: Advertising, Printing & Publishing	11,441,315	11,207,306	3	11,712,682	11,453,447	3
Media: Broadcasting & Subscription	5,840,975	5,884,115	2	8,273,174	8,372,984	2
Retail	1,416,024	593,445	—	1,415,457	759,581	—
Services: Business	20,427,358	19,412,602	5	16,125,481	16,230,486	4
Services: Consumer	6,035,256	6,021,103	2	6,212,108	6,204,889	2
Telecommunications	6,017,657	5,986,937	2	12,809,799	12,767,823	3
Time Deposit and Money Market Accounts(3)	22,674,790	22,674,791	6	28,699,269	28,699,269	8
Transportation: Cargo	7,423,418	7,118,789	2	7,557,315	7,190,135	2
Transportation: Consumer	2,397,545	2,317,219	1	2,412,614	2,324,516	1
Utilities: Electric	5,415,216	4,891,092	1	5,420,438	5,031,043	1
Total	$412,382,593	$355,176,313	100%	$420,801,057	$366,471,304	100%

(1)	Calculated as a percentage of total portfolio at fair value.
(2)	Represents the equity investment in the Asset Manager Affiliates.
(3)	Includes restricted cash held under employee benefit plans.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The Company may invest up to 30% of the investment portfolio in “non-qualifying” opportunistic investments, including investments in debt and equity securities of CLO Funds, distressed debt or debt and equity securities of large cap public companies. Within this 30% of the portfolio, the Company also may invest in debt of middle market companies located outside of the United States.

At March 31, 2017 and December 31, 2016, the total amount of non-qualifying assets was approximately 17% of total assets, for both periods. The majority of non-qualifying assets were foreign investments which were approximately 15% and 14%, respectively, of the Company’s total assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 14% of its total assets for both periods).

The following tables detail the ten largest portfolio investments (at fair value) as of March 31, 2017 and December 31, 2016, respectively:

	March 31, 2017
Investment	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$54,691,230	$36,942,000	10%
US Bank Money Market Account	22,660,522	22,660,522	6
Katonah 2007-I CLO Ltd.	29,101,810	20,847,854	6
Grupo HIMA San Pablo, Inc.	9,831,239	9,134,800	3
Catamaran CLO 2016-1 Ltd.	10,478,346	8,365,500	2
Tank Partners Holdings, LLC	11,985,697	7,821,575	2
Roscoe Medical, Inc.	6,669,733	6,499,000	2
GK Holdings, Inc. (aka Global Knowledge)	5,892,434	5,879,408	2
Nielsen & Bainbridge, LLC	5,328,534	5,361,360	2
Weiman Products, LLC	4,964,167	4,904,989	1
Total	$161,603,712	$128,417,008	36%

	December 31, 2016
Investment	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$55,341,230	$40,198,000	11%
US Bank Money Market Account	28,685,001	28,685,001	8
Katonah 2007-I CLO Ltd.	28,022,646	20,453,099	6
Grupo HIMA San Pablo, Inc.	9,828,619	9,113,125	2
Catamaran CLO 2016-1 Ltd.	10,140,000	8,350,290	2
Tank Partners Holdings, LLC	11,822,180	6,552,311	2
Roscoe Medical, Inc.	6,666,733	6,499,000	2
Weiman Products, LLC	5,462,647	5,321,809	1
Nielsen & Bainbridge, LLC	5,326,136	5,199,447	1
Catamaran CLO 2014-2 Ltd.	6,967,560	5,092,087	1
Total	$168,262,752	$135,464,169	36%

Excluding the Asset Manager Affiliates, CLO Fund securities and Money Market Accounts, the Company’s ten largest portfolio companies represented approximately 16% and 13% of the total fair value of the Company’s investments at March 31, 2017 and December 31, 2016, respectively.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

Investments in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities (typically preferred shares or subordinated securities) of CLO Funds managed by the Asset Manager Affiliates and may selectively invest in securities issued by CLO funds managed by other asset management companies. These securities also are entitled to recurring distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders, management fees and CLO Fund expenses. CLO Funds invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

In December 2016, the Company purchased $10.1 million of the par value of the Subordinated Notes of Catamaran 2016-1 CLO (“Catamaran 2016-1”) managed by Trimaran Advisors.

On February 29, 2016, Katonah X CLO Ltd. was fully liquidated and all of its outstanding obligations were satisfied. The Company received approximately $1.0 million in connection therewith related to its investment in the subordinated securities issued by Katonah X CLO Ltd. Accordingly, the Company recorded a realized loss during the first quarter of 2016 of approximately $6.6 million on its investment in Katonah X CLO Ltd. and a corresponding unrealized gain of the same amount in order to reverse the approximately $6.6 million of previously recorded unrealized depreciation with respect to the investment.

All CLO Funds managed by the Asset Manager Affiliates are currently making quarterly distributions to the Company with respect to its interests in the CLO Funds and are paying all senior and subordinate management fees to the Asset Manager Affiliates. In January 2017, the trustees of Trimaran CLO VII, Ltd. (Trimaran VII) received notice that the holders of a majority of the income notes issued by Trimaran VII had exercised their right of optional redemption. With the exception of Katonah III, Ltd. and Grant Grove CLO, Ltd. (both of which have been called), all third-party managed CLO Funds are making distributions to the Company.

Fair Value Measurements

The Company follows the provisions of ASC 820: Fair Value, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820: Fair Value defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of ASC 820: Fair Value, the FASB has issued various staff positions clarifying the initial standard (see Note 2 — Significant Accounting Policies — Investments”).

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

ASC 820: Fair Value establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by ASC 820: Fair Value, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid debt securities and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. A majority of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. The Company’s fair value determinations may include factors such as an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The following table summarizes the fair value of investments by the above ASC 820: Fair Value fair value hierarchy levels as of March 31, 2017 (unaudited) and December 31, 2016, respectively:

	As of March 31, 2017 (unaudited)
	Level I	Level II	Level III	Total
Money market accounts	$—	$22,674,790	$—	$22,674,790
Debt securities	—	60,373,139	177,284,562	237,657,701
CLO Fund securities	—	—	52,999,028	52,999,028
Equity securities	—	—	4,902,794	4,902,794
Asset Manager Affiliates	—	—	36,942,000	36,942,000
Total	$—	$83,047,929	$272,128,384	$355,176,313

	As of December 31, 2016
	Level I	Level II	Level III	Total
Money market accounts	$—	$28,699,269	$—	$28,699,269
Debt securities	—	84,601,585	153,741,745	238,343,330
CLO Fund securities	—	—	54,174,350	54,174,350
Equity securities	—	—	5,056,355	5,056,355
Asset Manager Affiliates	—	—	40,198,000	40,198,000
Total	$—	$113,300,854	$253,170,450	$366,471,304

As a BDC, the Company is required to invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, a significant portion of the Company’s investments at any given time will likely be deemed Level III investments.

Investment values derived by a third party pricing service are generally deemed to be Level III values. For those that have observable trades, the Company considers them to be Level II.

Values derived for debt and equity securities using comparable public/private companies generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly or quarterly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for the Asset Manager Affiliates using comparable public/private companies utilize market-observable data and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the Asset Manager Affiliates. The Company recognizes that comparable asset managers may not be fully comparable to the Asset Manager Affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The Company’s policy for determining transfers between levels is based solely on the previously defined three-level hierarchy for fair value measurement. Transfers between the levels of the fair value hierarchy are separately noted in the tables below and the reason for such transfer described in each table’s respective footnotes. Certain information relating to investments measured at fair value for which the Company has used unobservable inputs to determine fair value is as follows:

	Three Months Ended March 31, 2017 (unaudited)
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliate	Total
Balance, December 31, 2016	$153,741,745	$54,174,350	$5,056,355	$40,198,000	$253,170,450
Transfers out of Level III(1)	(9,588,627)	—	—	—	(9,588,627)
Transfers into Level III(2)	35,280,388	—	—	—	35,280,388
Net accretion of discount	87,591	143,658	—	—	231,249
Purchases	3,125,048	—	1	—	3,125,049
Sales/Paydowns/Return of Capital	(6,742,543)	—	—	(650,000)	(7,392,543)
Total realized gain included in earnings	34,806	—	—	—	34,806
Total unrealized gain (loss) included in earnings	1,346,154	(1,318,980)	(153,562)	(2,606,000)	(2,732,388)
Balance, March 31, 2017	$177,284,562	$52,999,028	$4,902,794	$36,942,000	$272,128,384
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$1,360,306	$(1,318,980)	$(154,562)	$(2,606,000)	$(2,719,236)

(1)	Transfers out of Level III represent a transfer of $9,588,627 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were observable as of March 31, 2017
(2)	Transfers into Level III represent a transfer of $35,280,388 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were unobservable as of March 31, 2017.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

	Year Ended December 31, 2016
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliate	Total
Balance, December 31, 2015	$183,400,465	$55,872,382	$9,103,003	$57,381,000	$305,756,850
Transfers out of Level III(1)	(14,855,471)	—	—	—	(14,855,471)
Transfers into Level III(2)	22,107,141	—	445,485	—	22,552,626
Net accretion of discount	318,999	(2,192,069)	—	—	(1,873,070)
Purchases	33,641,315	10,140,000	180,161	—	43,961,476
Sales/Paydowns/Return of Capital	(66,559,349)	(4,200,000)	(4,743,682)	(1,250,000)	(76,753,031)
Total realized gain (loss) included in earnings	(366,924)	(10,111,560)	4,484,742	—	(5,993,742)
Total unrealized gain (loss) included in earnings	(3,944,431)	4,665,597	(4,413,354)	(15,933,000)	(19,625,188)
Balance, December 31, 2016	$153,741,745	$54,174,350	$5,056,355	$40,198,000	$253,170,450
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(6,969,509)	$4,665,597	$(4,413,354)	$(15,933,000)	$(22,650,266)

(1)	Transfers out of Level III represent a transfer of $14,855,471 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were observable as of December 31, 2016.
(2)	Transfers into Level III represent a transfer of $22,107,141 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were unobservable as of December 31, 2016.

As of March 31, 2017 and December 31, 2016, the Company’s Level II portfolio investments were valued by a third party pricing services for which the prices are not adjusted and for which inputs are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or by inputs that are derived principally from, or corroborated by, observable market information. The fair value of the Company’s Level II portfolio investments was $83,047,929 and $113,300,854 as of March 31, 2017 and December 31, 2016, respectively.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

As of March 31, 2017, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Primary Valuation Methodology	Unobservable Inputs	Range of Inputs (Weighted Average)
Debt Securities	$ 8,908,912	Enterprise Value	Average EBITDA Multiple	5.3x
	$ 168,375,650	Income Approach	Implied Discount Rate	5.7% – 22.6% (9.3)%
Equity Securities	$ 4,895,794	Enterprise Value	Average EBITDA Multiple/WAAC	4.3x/6.7% – 15.5x/14.2% (9.5x/11.4)%
	$ 7,000	Options Value	Qualitative Inputs(1)
CLO Fund Securities	$ 44,633,528	Discounted Cash Flow	Discount Rate	9.6% – 13.0% (13.0)%
			Probability of Default	2.0% – 2.5% (2.0)%
			Loss Severity	25.0% – 25.9% (25.9)%
			Recovery Rate	74.1% – 75% (74.1)%
			Prepayment Rate	25.0% – 29.1% (25.1)%
	$ 8,365,500	Market Approach	3rd Party Quote	82.5% (82. 5)%
Asset Manager Affiliate	$ 36,942,000	Discounted Cash Flow	Discount Rate	2.5% – 13.0% (7.1)%
Total Level III Investments	$ 272,128,384

(1)	The qualitative inputs used in the fair value measurements of the Debt Securities include estimates of the distressed liquidation value of the pledged collateral.

As of December 31, 2016, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Primary Valuation Methodology	Unobservable Inputs	Range of Inputs (Weighted Average)
Debt Securities	$ 7,639,648	Enterprise Value	Average EBITDA Multiple	5.3x
	$ 146,102,097	Income Approach	Implied Discount Rate	5.6% – 21.5% (9.15)%
Equity Securities	$ 5,050,355	Enterprise Value	Average EBITDA Multiple/WAAC	4.8x/7.4% – 14.1x/13.9% (9.3x/12.0)%
	$ 6,000	Options Value	Qualitative Inputs(1)
CLO Fund Securities	$ 45,824,060	Discounted Cash Flow	Discount Rate	11.8% – 13.0% (13.0)%
			Probability of Default	2.0% – 2.5% (2.0)%
			Loss Severity	25.0% – 25.9% (25.9)%
			Recovery Rate	74.1% – 75% (74.2)%
			Prepayment Rate	25.0% – 29.1% (25.1)%
	$ 8,350,290	Market Approach	3rd Party Quote	82.35% (82.35)%
Asset Manager Affiliate	$ 40,198,000	Discounted Cash Flow	Discount Rate	2.5% – 13.0% (7.6)%
Total Level III Investments	$253,170,450

(1)	The qualitative inputs used in the fair value measurements of the Debt Securities include estimates of the distressed liquidation value of the pledged collateral.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities may include, among other things, broad market indices, the comparable yields of similar investments in similar industries, effective discount rates, average EBITDA multiples, and weighted average cost of capital. Significant increases or decreases in such comparable yields would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s equity securities include the EBITDA multiple of similar investments in similar industries and the weighted average cost of capital. Significant increases or decreases in such inputs would result in a significantly lower or higher fair value measurement.

Significant unobservable input used in the fair value measurement of the Company’s CLO Fund securities include default rates, recovery rates, prepayment rates, spreads, and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented. Significant increases or decreases in probability of default and loss severity inputs in isolation would result in a significantly lower or higher fair value measurement. In general, a change in the assumption of the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity in an event of default. Significant increases or decreases in the discount rate in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Asset Manager Affiliates is the discount rate used to present value prospective cash flows. Prospective revenues are generally based on a fixed percentage of the par value of CLO Fund assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the fees earned by the Asset Manager Affiliates are generally not subject to market value fluctuations in the underlying collateral. The discounted cash flow model incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Significant increases or decreases in such discount rate would result in a significantly lower or higher fair value measurement.

5. ASSET MANAGER AFFILIATES

Wholly-Owned Asset Managers

The Asset Manager Affiliates are wholly-owned portfolio companies. The Asset Manager Affiliates manage CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At March 31, 2017 and December 31, 2016, the Asset Manager Affiliates had approximately $2.8 billion and $3.0 billion of par value of assets under management, respectively, and the Company’s 100% equity interest in the Asset Manager Affiliates had a fair value of approximately $36.9 million and $40.2 million, respectively.

As a manager of the CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate net income equal to the amount by which their fee income exceeds their operating expenses, including compensation of

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

their employees and income taxes. The management fees the Asset Manager Affiliates receive have three components — a senior management fee, a subordinated management fee and an incentive fee. During the first quarter of 2017, the Asset Manager Affiliates recognized $2.9 million of incentive fee revenue from Trimaran VII, which was called in January 2017. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

For the three months ended March 31, 2017 and 2016, the Asset Manager Affiliates declared cash distributions of $650,000 and $1.1 million to the Company, respectively. Any distributions from the Asset Manager Affiliates out of their estimated tax-basis earnings and profits are recorded as “Dividends from Asset Manager Affiliates” on the Company’s statement of operations. The Company recognized $550,000 of Dividends from Asset Manager Affiliates in the Statement of Operations in the first quarter of 2016. The difference between cash distributions received and the tax-basis earnings and profits of the distributing affiliate, are recorded as an adjustment to the cost basis in the Asset Manager Affiliate (i.e., tax-basis return of capital). For the quarters ended March 31, 2017 and 2016 the difference of $650,000 and $500,000, respectively, between cash distributions received and the tax-basis earnings and profits of the distributing affiliate, are recorded as an adjustment to the cost basis in the Asset Manager Affiliate (i.e. tax-basis return of capital). Distributions receivable, if any, are reflected in the Due from Affiliates account on the consolidated balance sheets.

The tax attributes of distributions received from the Asset Manager Affiliates are determined on an annual basis. The Company makes an estimate of the tax-basis earnings and profits of the Asset Manager Affiliates on a quarterly basis, and any quarterly distributions received in excess of the estimated earnings and profits are recorded as return of capital (reduction in the cost basis of the investment in Asset Manager Affiliate).

The Asset Manager Affiliates’ fair value is determined quarterly. The valuation is primarily determined utilizing a discounted cash flow model. See Note 2 — “Significant Accounting Policies” and Note 4 — “Investments” for further information relating to the Company’s valuation methodology.

On February 18, 2015, the FASB issued Accounting Standards Update 2015-2 (“ASU 2015-2”), which updated consolidation standards under ASC Topic 810, “Consolidation”. Under this update, a new consolidation analysis is required for VIEs and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which management fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance was effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015, early adoption was permitted. The Asset Manager Affiliates adopted ASU 2015-2 in 2016 which resulted in the deconsolidation of the CLO Funds. In accordance with Regulation S-X, additional financial information with respect to the Asset Manager Affiliates and one of the CLO Funds in which the Company has an investment, Katonah 2007-I CLO, is required to be included in the Company’s SEC Filings. This additional financial information regarding the Asset Manager Affiliates and Katonah 2007-1 CLO does not directly impact the financial position, results of operations, or cash flows of the Company.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

Asset Manager Affiliates

Summarized Balance Sheet (unaudited)

	As of March 31, 2017	As of December 31, 2016
Cash	$2,467,358	$3,425,709
Intangible Assets	22,830,000	23,157,541
Other Assets	4,717,333	5,024,174
Total Assets	$30,014,691	$31,607,424
Total Liabilities	$4,407,706	$6,619,619
Total Equity	25,606,985	24,987,805
Total Liabilities and Equity	$30,014,691	$31,607,424

Asset Manager Affiliates

Summarized Statements of Operations Information (unaudited)

	For the three months ended March 31,
	2017	2016
Fee Revenue	$5,884,196	$3,329,627
Interest Income	2,175	153,832
Total Income	5,886,371	3,483,459
Operating Expenses	2,761,453	2,728,445
Amortization of Intangibles	327,541	327,541
Interest Expense	188,851	489,835
Total Expenses	3,277,845	3,545,821
Pre-Tax Income (Loss)	2,608,526	(62,362)
Income Tax Expense (Benefit)	1,339,344	(361,132)
Net Income	$1,269,182	$298,770

Katonah 2007-I CLO Ltd.

Summarized Balance Sheet Information (unaudited)

	As of March 31, 2017	As of December 31, 2016
Total Investments at Fair Value	$129,245,053	$176,684,976
Cash	48,913,885	34,982,770
Total Assets	178,527,776	212,160,163
CLO Debt at Fair Value	176,055,774	208,812,164
Total Liabilities	177,418,430	210,463,954
Total Net Assets	1,109,346	1,696,209

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

Katonah 2007-I CLO Ltd.

Summarized Statements of Operations Information (unaudited)

	For the three months ended March 31,
	2017	2016
Interest Income from Investments	$1,778,115	$2,539,074
Total Income	1,843,333	2,565,008
Interest Expense	1,526,307	2,122,315
Total Expenses	1,802,182	2,426,062
Net Realized and Unrealized (Losses) Gains	(628,014)	3,557,707
(Decrease) Increase in net assets resulting from operations	(586,863)	3,696,652

On February 29, 2016, Katonah X CLO Ltd. was fully liquidated and all of its outstanding obligations were satisfied. The Company received approximately $1.0 million in connection therewith related to its investment in the subordinated securities issued by Katonah X CLO Ltd. Accordingly, the Company recorded a realized loss during the first quarter of 2016 of approximately $6.6 million on its investment in Katonah X CLO Ltd. and a corresponding unrealized gain of the same amount in order to reverse the approximately $6.6 million of previously recorded unrealized depreciation with respect to the investment.

As separately regarded entities for tax purposes, the Asset Manager Affiliates are taxed at normal corporate rates. In order to maintain the Company’s RIC status, any tax-basis dividends paid by the Asset Manager Affiliates to the Company would generally need to be distributed to the Company’s shareholders. Generally, such tax-basis dividends of the Asset Manager Affiliates’ income which was distributed to the Company’s shareholders will be considered as qualified dividends for tax purposes. The Asset Manager Affiliates’ taxable net income will differ from U.S. GAAP net income because of deferred tax temporary differences and permanent tax adjustments. Deferred tax temporary differences may include differences for the recognition and timing of amortization and depreciation, compensation related expenses, and net loss carryforward, among other things. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for U.S. GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which is being amortized for tax purposes on a straight-line basis over 15 years.

Additional goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Trimaran Advisors by one of KCAP’s affiliates, in exchange for shares of the Company’s stock valued at $25.5 million and cash of $13.0 million. The transaction was considered an asset purchase under Section 351(a) of the code and resulted in tax goodwill of approximately $22.8 million, and tax-basis intangible assets of $15.7 million, which are being amortized for tax purposes on a straight-line basis over 15 years.

During the second quarter of 2016, KCAP contributed 100% of its ownership interests in Katonah Debt Advisors and Trimaran Advisors Management to Commodore Holdings, a wholly-owned subsidiary of KCAP. These transactions simplify the tax structure of the AMAs and facilitate the consolidation of tax basis goodwill deductions for the AMAs, which may impact the tax character of distributions from the AMAs.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

Related Party Transactions

On February 26, 2013, the Company entered into a senior credit agreement (the “Trimaran Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide capital necessary to support one or more of Trimaran Advisors’ warehouse lines of credit and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Trimaran Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. Outstanding borrowings on the Trimaran Credit Facility are callable by the Company at any time. On April 15, 2013, the Trimaran Credit Facility was amended and upsized from $20 million to $23 million. At March 31, 2017 and December 31, 2016, there were no loans outstanding under the Trimaran Credit Facility. For the three months ended March 31, 2017 and 2016, the Company recognized interest income of approximately $180,000 and $482,000 related to the Trimaran Credit Facility, respectively.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of March 31, 2017 (unaudited)	As of December 31, 2016
Notes issued by KCAP Senior Funding I, LLC (net of discount and offering costs of: 2017 – $2,128,524 and $2,289,547, respectively; 2016 – $2,286,425 and $2,459,156, respectively)	$142,931,928	$142,604,419
7.375% Notes Due 2019 (net of offering costs of: 2017 – $505,488; 2016 – $550,774)	33,025,437	32,980,151
	$175,957,365	$175,584,570

The weighted average stated interest rate and weighted average maturity on all our debt outstanding as of March 31, 2017 were 4.0% and 6.5 years, respectively, and as of December 31, 2016 were 3.9% and 6.7 years, respectively.

KCAP Senior Funding I, LLC (Debt Securitization)

On June 18, 2013, the Company completed the sale of notes in a $140,000,000 debt securitization financing transaction. The notes offered in this transaction (the “KCAP Senior Funding I Notes”) were issued by KCAP Senior Funding I, LLC, a newly formed special purpose vehicle (the “Issuer”), in which KCAP Senior Funding I Holdings, LLC, a wholly-owned subsidiary of the Company (the “Depositor”), owns all of the KCAP Senior Funding I Subordinated Notes (as defined below), and are backed by a diversified portfolio of bank loans. The indenture governing the KCAP Senior Funding I Notes contains an event of default that is triggered in the event that certain coverage tests are not met.

The secured notes (the “KCAP Senior Funding I Secured Notes”) were issued as Class A senior secured floating rate notes which have an initial face amount of $77,250,000, are rated AAA (sf)/Aaa (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at the three-month LIBOR plus 1.50%, Class B senior secured floating rate notes which have an initial face amount of $9,000,000, are rated AA (sf)/Aa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus the 3.25%, Class C secured deferrable floating rate notes which have an initial face amount of $10,000,000, are rated A (sf)/A2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 4.25%, and Class D secured deferrable floating rate notes which have an initial face amount of $9,000,000, are rated BBB (sf)/Baa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 5.25%. The Depositor retained all of the subordinated notes of the Issuer (the “KCAP Senior Funding I Subordinated Notes”), which have an

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

initial face amount of $34,750,000. The KCAP Senior Funding I Subordinated Notes do not bear interest and are not rated. Both the KCAP Senior Funding I Secured Notes and the KCAP Senior Funding I Subordinated Notes have a stated maturity on the payment date occurring on July 20, 2024, and are subject to a two year non-call period. The Issuer has a four year reinvestment period. The stated interest rate re-sets on a quarterly basis based upon the then-current level of the benchmark three-month LIBOR.

On December 8, 2014, the Company completed the sale of additional notes (“Additional Issuance Securities”) in a $56,000,000 increase to the collateralized loan obligation transaction that originally closed on June 18, 2013 (the “Original Closing Date”). The issuance of additional notes was proportional across all existing classes of notes issued on the Original Closing Date.

Each class of secured Additional Issuance Securities (all such classes, collectively, the “Additional Issuance Offered Securities”) was issued as a pari passu sub-class of an existing class of notes issued on the Original Closing Date. Accordingly, the ratings given by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. to each existing class of notes issued on the Original Closing Date will apply to each class of Additional Issuance Offered Securities that constitutes a related pari passu sub-class of such existing class of notes issued on the Original Closing Date.

The Additional Issuance Offered Securities were issued as Class A-2 senior secured floating rate notes which have an initial face amount of $30,900,000, have a rating of AAA (sf)/Aaa (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at the three-month LIBOR plus 1.50%, Class B-2 senior secured floating rate notes which have an initial face amount of $3,600,000, a rating of AA (sf)/Aa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 3.25%, Class C-2 secured deferrable floating rate notes which have an initial face amount of $4,000,000, a rating of A (sf)/A2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 4.25%, and Class D-2 secured deferrable floating rate notes which have an initial face amount of $3,600,000, a rating of BBB (sf)/Baa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 5.25%. The Depositor retained all of the subordinated Additional Issuance Securities of the Issuer (the “Additional Issuance Subordinated Notes”), which have an initial face amount of $13,900,000. The Additional Issuance Subordinated Notes do not bear interest and are not rated. The Additional Issuance Securities have a stated maturity date of July 20, 2024 and are subject to a non-call period until the payment date on the Additional Issuance Securities occurring in July 2015. The Issuer has a reinvestment period to and including the payment date on the Additional Issuance Securities occurring in July 2017, or such earlier date as is provided in the indenture relating to the Additional Issuance Securities. In connection with the Additional Issuance Offered Securities, the Company incurred issuance costs and OID costs of approximately $584,000 and $896,000, respectively.

As part of this transaction, the Company entered into a master loan sale agreement with the Depositor and the Issuer under which the Company sold or contributed certain bank loans to the Depositor, and the Depositor sold such loans to the Issuer in exchange for a combination of cash and the issuance of the KCAP Senior Funding I Subordinated Notes to the Depositor.

In connection with the issuance and sale of the KCAP Senior Funding I Notes, the Company has made customary representations, warranties and covenants in the purchase agreement by and between the Company, the Depositor, the Issuer and Guggenheim Securities, LLC, which served as the initial purchaser of the KCAP Senior Funding I Secured Notes. The KCAP Senior Funding I Secured Notes are the secured obligations of the Issuer, and an indenture governing the KCAP Senior Funding I Notes includes customary covenants and events of default. The KCAP Senior Funding I Notes were sold in a private placement transaction and have not been, and will not be, registered under the Securities Act of 1933, as amended, or

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company serves as collateral manager to the Issuer under a collateral management agreement, which contains customary representations, warranties and covenants. Under the collateral management agreement, the Company will perform certain investment management functions, including supervising and directing the investment and reinvestment of the Issuer’s assets, as well as perform certain administrative and advisory functions.

In addition, because each of the Issuer and the Depositor are consolidated subsidiaries, the Company did not recognize any gain or loss on the transfer of any of our portfolio assets to such vehicles in connection with the issuance and sale of the KCAP Senior Funding I Notes.

As of March 31, 2017, there were 75 investments in portfolio companies with a total fair value of approximately $186 million plus cash of $8.0 million, collateralizing the secured notes of the Issuer. At March 31, 2017, there were unamortized issuance costs of approximately $2.3 million, and unamortized original issue discount, (“OID”) of approximately $2.1 million included in Notes issued by KCAP Senior Funding I, LLC liabilities in the accompanying consolidated balance sheet. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

For the period ended March 31, 2017, interest expense, including the amortization of deferred debt issuance costs and the discount on the face amount of the notes was approximately $1.5 million, respectively consisting of stated interest expense of approximately $1.2 million, respectively, accreted discount of approximately $158,000, respectively, and amortization of deferred debt issuance costs of approximately $170,000, respectively. As of March 31, 2017 the stated interest charged under the securitization was based on current three month LIBOR at the reset date, which was 1.15%. The classes, stated interest rates, spread over LIBOR, and stated interest expense are as follows:

	Stated Interest Rate(1)	LIBOR Spread (basis points)	Interest Expense(1)
KCAP Senior Funding LLC Class A Notes	2.65%	150	$675,509
KCAP Senior Funding LLC Class B Notes	4.40%	325	133,825
KCAP Senior Funding LLC Class C Notes	5.40%	425	183,704
KCAP Senior Funding LLC Class D Notes	6.40%	525	196,833
Total			$1,189,871

(1)	Stated Interest Rate (and thus periodic interest expense), will vary based upon prevailing 3 month LIBOR as of the reset date.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A, B, C, and D are as follows:

Description	Class A Notes	Class B Notes	Class C Notes	Class D Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Secured Deferrable Floating Rate	Secured Deferrable Floating Rate
Amount Outstanding	$108,150,000	$12,600,000	$14,000,000	$12,600,000
Moody’s Rating (sf)	“Aaa”	“Aa2”	“A2”	“Baa2”
Standard & Poor’s Rating (sf)	“AAA”	“AA”	“A”	“BBB”
Interest Rate	LIBOR + 1.50%	LIBOR + 3.25%	LIBOR + 4.25%	LIBOR + 5.25%
Stated Maturity	July, 2024	July, 2024	July, 2024	July, 2024
Junior Classes	B, C, D and Subordinated	C, D and Subordinated	D and Subordinated	Subordinated

The Company’s outstanding principal amounts, carrying values and fair values of the Class A, B, C and D Notes are as follows:

	As of March 31, 2017 (unaudited)
	Principal Amount	Carrying Value	Fair Value
KCAP Senior Funding LLC Class A Notes	$108,150,000	$104,907,281	$108,150,000
KCAP Senior Funding LLC Class B Notes	12,600,000	12,222,208	12,615,750
KCAP Senior Funding LLC Class C Notes	14,000,000	13,580,231	14,017,500
KCAP Senior Funding LLC Class D Notes	12,600,000	12,222,208	12,600,000
Total	$147,350,000	$142,931,928	$147,383,250

Fair Value of KCAP Senior Funding I.   The Company carries the KCAP Senior Funding I Notes at cost, net of unamortized discount and offering costs of approximately $2.1 million and $2.3 million, respectively. The fair value of the KCAP Senior Funding I Notes was approximately $147.4 million and $146.3 million at March 31, 2017 and December 31, 2016, respectively. The fair values were determined based on third party indicative values. The KCAP Senior Funding I L.L.C. Notes are categorized as Level III under ASC 820: Fair Value.

7.375% Notes Due 2019

On October 10, 2012, the Company issued $41.4 million in aggregate principal amount of unsecured 7.375% Notes Due 2019. The net proceeds for these Notes, after the payment underwriting expenses, were approximately $39.9 million. Interest on the 7.375% Notes Due 2019 is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 7.375%, commencing December 30, 2012. The 7.375% Notes Due 2019 mature on September, 30, 2019 and are unsecured obligations of the Company. The 7.375% Notes Due 2019 are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, on or after September 30, 2015, at a redemption price per security equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption. In addition, due to the asset coverage test applicable to the Company as a BDC and a covenant that the Company agreed to in connection with the issuance of the 7.375% Notes Due 2019, the Company is limited in its ability to make distributions in certain circumstances. The indenture governing the 7.375% Notes Due 2019 contains certain restrictive covenants, including compliance with certain provisions of the 1940 Act relating to borrowing and dividends. At March 31, 2017, the Company was in compliance with all of its debt covenants.

For the three months ended March 31, 2017 and 2016, interest expense related to the 7.375% Notes Due 2019 was approximately $618,000 and $763,000, respectively.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

In connection with the issuance of the 7.375% Notes Due 2019, the Company incurred approximately $1.5 million of debt offering costs which are being amortized over the expected term of the facility on an effective yield method, of which approximately $505,000 remains to be amortized, and is included on the consolidated balance sheets as a reduction in the related debt liability.

During the second quarter of 2016, the Company repurchased approximately $2.4 million par value of the 7.375% notes due 2019 at a weighted average price of $25.23 per $25.00 note, resulting in a realized loss on extinguishment of $71,190. KCAP subsequently surrendered these notes to the Trustee for cancellation.

During the third quarter of 2016, $5.0 million par value of the 7.375% notes due 2019 was redeemed by the Company, resulting in a realized loss on extinguishment of $88,015.

During the fourth quarter of 2016, approximately $469,000 par value of the 7.375% notes due 2019 was redeemed by the Company, resulting in a realized loss on extinguishment of $15,006.

Fair Value of 7.375% Notes Due 2019.   The 7.375% Notes Due 2019 were issued in a public offering on October 10, 2012 and are carried at cost. The fair value of the Company’s outstanding 7.375% Notes Due 2019 was approximately $34.1 million and $34.2 million at March 31, 2017 and December 31, 2016, respectively. The fair value was determined based on the closing price on March 31, 2017 for the 7.375% Notes Due 2019. The 7.375% Notes Due 2019 are categorized as Level I under the ASC 820: Fair Value.

Convertible Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible notes due March 2016 (“Convertible Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Notes for a total of $60 million in aggregate principal amount. The net proceeds from the sale of the Convertible Notes, after the payment of underwriting expenses, were approximately $57.7 million. Interest on the Convertible Notes is due semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Convertible Notes matured and were repaid on March 15, 2016. The Convertible Notes were senior unsecured obligations of the Company.

In connection with the issuance of the Convertible Notes, the Company incurred approximately $2.4 million of debt offering costs which were amortized over the term of the Convertible Notes on an effective yield method. On April 4, 2013, approximately $9 million of the Company’s 8.75% Convertible Notes were converted at a price per share of $8.159 into 1,102,093 shares of KCAP common stock. On September 4, 2013, the Company purchased $2 million face value of its own Convertible Notes at a price of $114.50, plus accrued interest. KCAP subsequently surrendered these notes to the trustee for cancellation effective September 13, 2013. During 2015 the Company repurchased approximately $19.3 million face value of its own Convertible Notes at a price ranging from $101.500 to $102.375. KCAP subsequently surrendered these notes to the Trustee for cancellation. Due to the cash conversion option embedded in the Convertible Notes, the Company applied the guidance in ASC 470-20-40, Debt with Conversion and Other Options and realized a loss on the extinguishment of this debt. The indenture governing the Convertible Notes contains certain restrictive covenants, including compliance with certain provisions of the 1940 Act and conditions governing the undertaking of new debt. The Convertible Notes matured and were fully repaid on March 15, 2016.

For the three months ended March 31, 2016, interest expense related to the Convertible Notes was approximately $378,000.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

7. DISTRIBUTABLE TAXABLE INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 tax-calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly distributions, if any, are determined by the Board of Directors. The Company anticipates distributing substantially all of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2017). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

The following reconciles net increase (decrease) in net assets resulting from operations to taxable income for the three months ended March 31, 2017:

	Three Months Ended March 31,
	2017 (unaudited)	2016 (unaudited)
Net increase in net assets resulting from operations	$385,552	$(6,842,699)
Net change in unrealized depreciation from investments	2,876,525	3,795,581
Excess capital gains over capital losses	(43,938)	7,811,888
Book/tax differences on CLO equity investments	(850,932)	795,651
Other book/tax differences	44,086	372,351
Taxable income before deductions for distributions	$2,411,293	$5,932,772
Taxable income before deductions for distributions per weighted average basic shares for the period	$0.06	$0.16
Taxable income before deductions for distributions per weighted average diluted shares for the period	$0.06	$0.16

Dividends from Asset Manager Affiliates are recorded based upon a quarterly estimate of tax-basis earnings and profits of each Asset Manager Affiliate. Distributions in excess of the estimated tax-basis quarterly earnings and profits of each distributing Asset Manager Affiliate are recognized as tax-basis return of capital. The actual tax-basis earnings and profits and resulting dividend and/or return of capital for the year will be determined at the end of the tax year for each distributing Asset Manager Affiliate. For the three months ended March 31, 2017 and 2016, the Asset Manager Affiliates declared cash distributions of $650,000 and $1.1 million to the Company, respectively. The Company recognized $550,000 of dividends from Asset Manager Affiliates in the Statement of Operations in the first quarter of 2016. For the quarters ended March 31, 2017 and 2016 the difference of $650,000 and $500,000, respectively, between cash distributions received and the tax-basis earnings and profits of the distributing affiliate, are recorded as an adjustment to the cost basis in the Asset Manager Affiliate (i.e. tax-basis return of capital).

Distributions to shareholders that exceed tax-basis distributable income (tax-basis net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e. return of capital). The tax character of distributions is made on an annual (full calendar-year) basis. The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

7. DISTRIBUTABLE TAXABLE INCOME  – (continued)

At March 31, 2017, the Company had a net capital loss carryforward of $90.8 million to offset net capital gains, to the extent provided by federal tax law. $0.6 million of net capital loss carryforward expired in 2016. $13.5 million and $17.9 million of net capital loss carryforward is subject to expiration in 2017 and 2018, respectively. $59.7 million of the net capital loss carryforward is not subject to expiration under the RIC Modernization Act of 2010.

On March 21, 2017 the Company’s Board of Directors declared a distribution to shareholders of $0.12 per share for a total of $4.4 million. The record date was April 7, 2017 and the distribution was paid on April 28, 2017.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

From time-to-time the Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of March 31, 2017 and December 31, 2016, the Company had $565,000 outstanding commitments for both periods.

9. STOCKHOLDERS’ EQUITY

During the three months ended March 31, 2017 and 2016, the Company issued 40,903 and 61,801 shares, respectively, of common stock under its dividend reinvestment plan. For the three months ended March 31, 2017, there were no grants of restricted stock, 9,548 shares were forfeited, and no shares vested. The total number of shares of the Company’s common stock outstanding as of March 31, 2017 and December 31, 2016 was 37,209,649 and 37,178,294, respectively.

10. EQUITY INCENTIVE PLAN

The Company has an equity incentive plan, established in 2006 and as amended in 2008, 2014 and most recently in June 2015 (the “Equity Incentive Plan”). The Company reserved 2,000,000 shares of common stock for issuance under the Equity Incentive Plan. The purpose of the Equity Incentive Plan is to provide officers and employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Equity Incentive Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

granted under the Equity Incentive Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted. Vesting of restricted stock awarded under the 2008 amendment of the Equity Incentive Plan will occur in two equal installments of 50%, on each of the third and fourth anniversaries of the grant date; vesting of restricted stock subsequent to the 2014 amendment of the Equity Incentive Plan will vest in four equal installments of 25%, on each of the first four anniversaries of the grant date.

Stock Options

On June 20, 2014, the Company’s Board of Directors approved the amended and restated the Non-Employee Director Plan (the “Non-Employee Director Plan”), which was approved by shareholders on June 10, 2011. Accordingly, the annual grant of options to non-employee directors has been discontinued and replaced with an annual grant of shares of restricted stock as partial annual compensation for the services of the non-employee directors.

Information with respect to options granted, exercised and forfeited under the Equity Incentive Plan for the period January 1, 2016 through March 31, 2017 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2016	50,000	$7.72
Granted	—	—
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2016	50,000	$7.72	2.4	$—
Granted	—	—
Exercised	—	—
Forfeited	—	—
Outstanding at March 31, 2017	50,000	$7.72	2.1	$—
Total vested at March 31, 2017	50,000	$7.72	2.1

(1)	Represents the difference between the market value of shares of the Company on March 31, 2017 and the exercise price of the options.

The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants. For the three months ended March 31, 2017 and 2016, the Company did not recognize any non-cash compensation expense related to stock options. At March 31, 2017, the Company had no remaining compensation costs related to unvested stock based awards.

Restricted Stock

Awards of restricted stock granted under the Non-Employee Director Plan vest as follows: 50% of the shares vest on the grant date and the remaining 50% of the shares vest on the earlier of:

(i) the first anniversary of such grant, or

(ii) the date immediately preceding the next annual meeting of shareholders.

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

On May 5, 2013, the Company’s Board of Directors approved the grant of 240,741 shares of restricted stock to the employees of the Company as partial compensation for their services. 50% of such awards will vest on the third anniversary of the grant date and the remaining 50% of the shares will vest on the fourth anniversary of the grant date.

On June 14, 2013, 5,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On May 5, 2014, 5,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On June 20, 2014, the Company’s Board of Directors approved the grant of 355,289 shares of restricted stock to the employees of the Company as partial compensation for their services. 25% of such awards will vest on each of the first four anniversaries of the grant date.

On May 21, 2015, 6,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On May 3, 2016, 6,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On June 16, 2015, the Company received exemptive relief to repurchase shares of its common stock from its employees in connection with certain equity compensation plan arrangements. During the years ended December 31, 2016 and 2015, the Company repurchased 67,654 and 36,348 shares, respectively, of common stock at an aggregate cost of approximately $248,000 and $220,000, respectively, in connection with the vesting of employee’s restricted stock, which is reflected as Treasury Stock at cost on the Consolidated Balance Sheet. These shares are not available to be reissued under the Company’s Equity Incentive Plan.

On June 23, 2015, the Company’s Board of Directors approved the grant of 190,166 shares, with a fair value of approximately $1.2 million, of restricted stock to the employees of the Company as partial compensation for their services. 25% of such awards will vest on each of the first four anniversaries of the grant date.

On June 23, 2015, the Company’s Board of Directors also voted to amend the Equity Incentive Plan to specify that shares repurchased by the Company to satisfy employee tax withholding requirements would not be returned to the plan reserve and could not be reissued under the Company’s Equity Incentive Plan.

Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2016 through March 31, 2017 is as follows:

Non-vested Restricted Shares
Non-vested shares outstanding at January 1, 2016	700,539
Granted	6,000
Vested	(260,607)
Forfeited	(34,453)
Non-vested shares outstanding at December 31, 2016	411,479
Granted	—
Vested	—
Forfeited	(9,548)
Non-Vested Outstanding at March 31, 2017	401,931

For the three months ended March 31, 2017, non-cash compensation expense related to restricted stock was approximately $389,000; of this amount approximately $159,000 was expensed at the Company, and approximately $229,000 was a reimbursable expense allocated to the Asset Manager Affiliates. For the three months ended March 31, 2016, non-cash compensation expense related to restricted stock was

KCAP FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

approximately $421,000; of this amount approximately $172,000 was expensed at the Company and approximately $249,000 was a reimbursable expense allocated to the Asset Manager Affiliates.

Distributions are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. As of March 31, 2017, the Company had approximately $1.4 million of total unrecognized compensation cost related to non-vested restricted share awards, respectively. That cost is expected to be recognized over the remaining weighted average period of 1.2 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The 401K Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2% of the Internal Revenue Service’s annual maximum eligible compensation, which fully vests at the time of contribution. Approximately $17,000 and $9,000 was expensed during the three months ended March 31, 2017 and 2016, respectively, related to the 401K Plan.

The Company has also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Company to participate in at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, the Company may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. Approximately $46,000 was expensed during the three months ended March 31, 2017 and 2016 for both periods, related to the Profit-Sharing Plan.

12. SUBSEQUENT EVENTS

In April 2017, the Company notified the Trustee of the 7.375% Notes Due 2019 of its intention to redeem $6.5 million par value of such notes. The Company expects such redemption to be completed during the second quarter of 2017. Other than described above, the Company has evaluated events and transactions occurring subsequent to March 31, 2017 for items that should potentially be recognized or disclosed in these financial statements. Management has determined that there are no material subsequent events that would require adjustment to, or disclosure in, these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of
KCAP Financial, Inc.

We have audited the accompanying consolidated balance sheets of KCAP Financial, Inc. (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights for each of the three years in the period ended December 31, 2016. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 and 2015, by correspondence with the custodians and management or agents of the underlying investments. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of KCAP Financial, Inc. at December 31, 2016 and 2015, and the consolidated results of their operations, changes in their net assets, and cash flows and the financial highlights for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), KCAP Financial, Inc.’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated March 9, 2017 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP

New York, New York
March 9, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
KCAP Financial, Inc.

We have audited KCAP Financial, Inc.’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission “(2013 framework),” (the COSO criteria). KCAP Financial, Inc.’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, KCAP Financial, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements of KCAP Financial, Inc. and our report dated March 9, 2017 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP

New York, New York
March 9, 2017

KCAP FINANCIAL, INC.

CONSOLIDATED BALANCE SHEETS

	As of December 31, 2016	As of December 31, 2015
ASSETS
Investments at fair value:
Money market accounts (cost: 2016 – $28,699,269; 2015 – $2,129,381)	$28,699,269	$2,129,381
Debt securities (amortized cost: 2016 – $249,520,234; 2015 – $298,308,845)	238,343,330	284,639,244
CLO Fund Securities managed by affiliates (amortized cost: 2016 – $71,734,809; 2015 – $77,764,568)	51,908,784	53,557,570
CLO Fund Securities managed by non-affiliates (amortized cost: 2016 – $5,116,508; 2015 – $5,450,379)	2,265,566	2,314,812
Equity securities (cost: 2016 – $10,389,007; 2015 – $10,467,786)	5,056,355	9,548,488
Asset Manager Affiliates (cost: 2016 – $55,341,230; 2015 – $56,591,230)	40,198,000	57,381,000
Total Investments at Fair Value (cost: 2016 – $420,801,057; 2015 – $450,712,189)	366,471,304	409,570,495
Cash	1,307,257	—
Restricted cash	8,528,298	7,138,272
Interest receivable	1,033,917	1,812,624
Receivable for open trades	2,950,658	—
Due from affiliates	612,854	2,117,095
Other assets	467,695	566,211
Total Assets	$381,371,983	$421,204,697
LIABILITIES
Notes issued by KCAP Senior Funding I, LLC (net of discount and offering costs of: 2016 – $2,286,425 and $2,459,156, respectively; 2015 – $2,907,595 and $3,126,009, respectively)	$142,604,419	$141,316,396
7.375% Notes Due 2019 (net of offering costs of: 2016 – $550,774; 2015 – $890,344)	32,980,151	40,509,656
Convertible Notes (net of offering costs of: 2015 – $21,291)	—	19,277,709
Payable for open trades	7,884,943	—
Accounts payable and accrued expenses	2,047,405	2,218,065
Accrued interest payable	930,086	1,228,068
Due to affiliates	54	554,333
Total Liabilities	186,447,058	205,104,227
COMMITMENTS AND CONTINGENCIES (Note 8)
STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 37,282,296 issued, and 37,178,294 outstanding at December 31, 2016, and 37,136,353 issued, and 37,100,005 outstanding at December 31, 2015	371,783	371,000
Capital in excess of par value	353,404,155	361,962,511
Excess distribution of net investment income	(14,630,319)	(21,638,184)
Accumulated net realized losses	(88,491,896)	(82,054,107)
Net unrealized depreciation on investments	(55,728,798)	(42,540,750)
Total Stockholders' Equity	194,924,925	216,100,470
Total Liabilities and Stockholders' Equity	$381,371,983	$421,204,697
NET ASSET VALUE PER COMMON SHARE	$5.24	$5.82

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2016	2015	2014
Investment Income:
Interest from investments in debt securities	$20,828,916	$24,101,257	$21,386,432
Interest from cash and time deposits	29,383	10,239	3,452
Investment income on CLO Fund Securities managed by affiliates	12,642,625	14,691,428	12,367,581
Investment income on CLO Fund Securities managed by non-affiliates	630,647	1,008,634	1,045,225
Dividends from Asset Manager Affiliates	1,400,000	5,348,554	5,467,914
Capital structuring service fees	668,527	366,859	934,871
Total investment income	36,200,098	45,526,971	41,205,475
Expenses:
Interest and amortization of debt issuance costs	9,110,603	11,727,880	11,538,179
Compensation	4,103,558	3,843,799	4,951,745
Professional fees	2,391,038	3,520,461	2,614,479
Insurance	412,764	433,561	471,276
Administrative and other	1,692,140	1,818,480	1,509,228
Total expenses	17,710,103	21,344,181	21,084,907
Net Investment Income	18,489,995	24,182,790	20,120,568
Realized And Unrealized Gains (Losses) On Investments:
Net realized losses from investment transactions	(6,167,467)	(6,202,289)	(10,384,415)
Net change in unrealized (depreciation) appreciation on:
Debt securities	2,492,707	(10,748,262)	5,641,403
Equity securities	(4,413,354)	(210,167)	7,040,155
CLO Fund Securities managed by affiliates	4,380,974	(12,990,404)	(11,584,257)
CLO Fund Securities managed by non-affiliates	284,625	(977,483)	2,884,109
Asset Manager Affiliates investments	(15,933,000)	(11,243,554)	2,064,107
Total net (depreciation) appreciation from investment transactions	(13,188,048)	(36,169,870)	6,045,517
Net realized and unrealized loss on investments	(19,355,515)	(42,372,159)	(4,338,898)
Realized losses on extinguishments of debt	(174,211)	(445,189)	(748,076)
Net (Decrease) Increase In Stockholders’ Equity Resulting From Operations	$(1,039,731)	$(18,634,558)	$15,033,594
Net (Decrease) Increase in Stockholders' Equity Resulting from Operations per Common Share:
Basic:	$(0.03)	$(0.50)	$0.44
Diluted:	$(0.03)	$(0.50)	$0.43
Net Investment Income Per Common Share:
Basic:	$0.50	$0.65	$0.59
Diluted:	$0.50	$0.65	$0.58
Weighted Average Shares of Common Stock Outstanding – Basic	37,149,663	36,964,444	34,248,346
Weighted Average Shares of Common Stock Outstanding – Diluted	37,149,663	36,964,444	34,259,977

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended December 31,
	2016	2015	2014
Operations:
Net investment income	$18,489,995	$24,182,790	$20,120,568
Net realized losses from investment transactions	(6,167,467)	(6,202,289)	(10,384,415)
Realized losses from extinguishments of debt	(174,211)	(445,189)	(748,076)
Net change in unrealized (depreciation) appreciation from investments	(13,188,048)	(36,169,870)	6,045,517
Net (decrease)/increase in stockholders' equity resulting from operations	(1,039,731)	(18,634,558)	15,033,594
Stockholder distributions:
Distributions of ordinary income	(14,761,679)	(22,985,978)	(26,807,154)
Return of capital	(7,307,578)	—	(7,972,633)
Net decrease in net assets resulting from stockholder distributions	(22,069,257)	(22,985,978)	(34,779,787)
Capital share transactions:
Issuance of common stock for:
Common stock withheld for payroll taxes upon vesting of restricted stock	(247,926)	(220,301)	—
Dividend reinvestment plan	638,016	1,051,795	724,935
Issuance of Common Stock	—	—	23,772,408
Conversion of Convertible Notes	—	—	(927,413)
Stock based compensation	1,543,353	1,572,811	1,123,271
Net increase in net assets resulting from capital share transactions	1,933,443	2,404,305	24,693,201
Net assets at beginning of period	216,100,470	255,316,701	250,369,693
Net assets at end of period (including accumulated undistributed net investment income of $0, $0, and $0 in 2016, 2015, and 2014, respectively.	$194,924,925	$216,100,470	$255,316,701
Net asset value per common share	$5.24	$5.82	$6.94
Common shares outstanding at end of period	37,178,294	37,100,005	36,775,127

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015	2014
OPERATING ACTIVITIES:
Net (decrease) increase in stockholder's equity resulting from operations	$(1,039,731)	$(18,634,558)	$15,033,594
Adjustments to reconcile net increase (decrease) in stockholder’s equity resulting from operations to net cash provided by/(used in) operating activities:
Net realized losses on investment transactions	6,167,467	6,202,289	10,384,415
Net change in unrealized losses (gains) from investments	13,188,048	36,169,870	(6,045,517)
Purchases of investments	(110,229,217)	(112,647,477)	(249,264,398)
Proceeds from sales and redemptions of investments	133,253,936	132,764,940	195,511,479
Net accretion of discount on debt securities	1,784,579	9,094,250	10,691,298
Amortization of original issue discount on indebtedness	621,171	604,811	449,568
Amortization of debt issuance costs	845,793	1,181,866	1,109,081
Realized losses on extinguishments of debt	174,211	445,189	748,076
Payment-in-kind interest income	(1,065,339)	(1,447,865)	(433,778)
Stock-based compensation expense	1,543,353	1,572,811	1,123,271
Changes in operating assets and liabilities:
Increase (Decrease) in payable for open trades	7,884,943	(18,293,725)	14,313,725
Decrease (Increase) in interest and dividends receivable	778,707	(63,803)	283,737
(Increase) Decrease in accounts receivable	—	(591)	325,259
Increase in receivable for open trades	(2,950,658)	—	—
Decrease (Increase) in other assets	98,516	(793,461)	(644,715)
Decrease (Increase) in due from affiliates	1,504,241	910,315	(227,409)
(Decrease) Increase in due to affiliates	(554,279)	523,333	31,000
(Decrease) Increase in accounts payable and accrued expenses	(170,660)	(56,086)	5,558
Decrease in accrued interest payable	(297,982)	(338,186)	(62,444)
Net cash provided by (used in) operating activities	51,537,099	37,193,922	(6,668,200)
FINANCING ACTIVITIES:
Proceeds from issuance of common stock	—	—	23,772,408
Debt issuance costs	—	(19,136)	(678,201)
Issuance of restricted shares	60	1,921	—
Forfeitures of restricted shares	(345)	(109)	—
Distributions to stockholders	(21,431,241)	(31,016,373)	(33,307,511)
Proceeds from issuance of debt, net of discount	—	—	41,203,652
Repurchase of Convertible Notes	(19,299,000)	(19,348,000)	(11,288,413)
Repurchase of 7.375% Notes Due 2019	(7,861,364)	—	—
Common Stock withheld for payroll taxes upon vesting of restricted stock	(247,926)	(220,301)	—
(Increase) Decrease in restricted cash	(1,390,026)	12,187,278	(15,246,612)
Net cash (used in) provided by financing activities	(50,229,842)	(38,414,720)	4,455,323
CHANGE IN CASH	1,307,257	(1,220,798)	(2,212,877)
CASH, BEGINNING OF YEAR	—	1,220,798	3,433,675
CASH, END OF YEAR	$1,307,257	$—	$1,220,798
Supplemental Information:
Interest paid during the period	$7,902,774	$10,279,221	$9,966,425
Issuance of common stock under the dividend reinvestment plan	$638,016	$1,051,795	$724,935

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
1A Smart Start LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 2/22	$2,970,000	$2,946,408	$2,919,807
4L Technologies Inc. (fka Clover Holdings, Inc.)(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 5/20	2,720,465	2,705,259	2,606,194
Advanced Lighting Technologies, Inc,(8), (9), (14) Consumer goods: Durable	First Lien Bond — 12.500% – 6/2019 — 00753CAG7 5.3% Cash, 7.3% PIK, Due 6/19	3,060,919	3,060,919	1,089,338
Advantage Sales & Marketing Inc.(8) Services: Business	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	1,001,753	995,300
Alere Inc. (fka IM US Holdings, LLC)(9) Healthcare & Pharmaceuticals	Senior Secured Loan — B Term Loan 4.3% Cash, 1.0% Libor Floor, Due 6/22	3,030,277	3,024,429	3,034,489
American Seafoods Group LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/21	3,853,704	3,838,792	3,874,899
Anaren, Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 2/21	1,871,912	1,860,822	1,864,237
Apco Holdings, Inc.(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/22	3,867,838	3,769,454	3,900,714
API Technologies Corp.(8), (9) High Tech Industries	Senior Secured Loan — Initial Term Loan 7.5% Cash, 1.0% Libor Floor, Due 4/22	3,482,500	3,420,642	3,480,759
Aristotle Corporation, The(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 6/21	3,665,860	3,652,075	3,604,274
Asurion, LLC (fka Asurion Corporation)(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Incremental Tranche B-4 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 8/22	876,911	873,399	889,736
Asurion, LLC (fka Asurion Corporation)(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Replacement B-2 Term Loan 4.0% Cash, 0.8% Libor Floor, Due 7/20	187,812	188,275	189,719
Avalign Technologies, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Initial Term Loan (Second Lien) 9.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	992,078	985,000
Avalign Technologies, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 7/21	2,925,000	2,913,921	2,915,640
Bankruptcy Management Solutions, Inc.(8) Services: Business	Senior Secured Loan — Term B Loan 7.0% Cash, 1.0% Libor Floor, Due 6/18	665,654	665,654	655,935
BarBri, Inc. (Gemini Holdings, Inc.)(8), (9) Services: Consumer	Senior Secured Loan — Term Loan 4.5% Cash, 1.0% Libor Floor, Due 7/19	2,619,636	2,614,056	2,578,508
BBB Industries US Holdings, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 11/21	2,947,500	2,906,715	2,800,125
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Delayed Draw Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	34,660	32,776	34,466
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — First Amendment Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	500,000	495,290	497,200

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Bestop, Inc.(8), (9) Automotive	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	$1,520,000	$1,498,330	$1,452,512
Carolina Beverage Group LLC(8) Beverage, Food and Tobacco	Senior Secured Bond — 10.625% – 08/2018 – 143818AA0 144A 10.6% Cash, Due 8/18	1,500,000	1,506,461	1,487,400
CCS Intermediate Holdings, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.0% Cash, 1.0% Libor Floor, Due 7/21	2,932,500	2,922,875	2,470,338
Cengage Learning, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — 2016 Refinancing Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/23	3,793,913	3,788,981	3,702,043
Checkout Holding Corp. (fka Catalina Marketing)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Term B Loan (First Lien) 4.5% Cash, 1.0% Libor Floor, Due 4/21	975,000	972,021	853,125
CHS/Community Health Systems, Inc.(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Incremental 2021 Term H Loan 4.0% Cash, 1.0% Libor Floor, Due 1/21	2,878,621	2,853,070	2,796,465
Consolidated Communications, Inc.(9) Telecommunications	Senior Secured Loan — Initial Term Loan 4.0% Cash, 1.0% Libor Floor, Due 10/23	2,067,444	2,062,450	2,067,444
CRGT Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan 7.5% Cash, 1.0% Libor Floor, Due 12/20	3,224,017	3,190,360	3,224,339
CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited)(8) Beverage, Food and Tobacco	Junior Secured Loan — Term Loan (Second Lien) 8.8% Cash, 1.0% Libor Floor, Due 7/21	3,000,000	3,011,328	2,463,000
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.) (aka HealthPort)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — New Term Loan Facility 5.3% Cash, 1.0% Libor Floor, Due 12/21	2,940,225	2,917,719	2,818,941
Drew Marine Group Inc.(8) Transportation: Cargo	Junior Secured Loan — Term Loan (Second Lien) 8.0% Cash, 1.0% Libor Floor, Due 5/21	2,500,000	2,496,331	2,380,000
Eastern Power, LLC (Eastern Covert Midco, LLC) (aka TPF II LC, LLC)(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 10/21	2,796,756	2,814,422	2,826,122
Electric Lightwave Holdings, Inc. (f.k.a. Integra Telecom Holdings, Inc.)(8), (9) Telecommunications	Senior Secured Loan — Term B-1 Loan 5.3% Cash, 1.0% Libor Floor, Due 8/20	2,932,538	2,924,968	2,945,734
ELO Touch Solutions, Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 6/18	1,420,897	1,397,046	1,380,544
Empower Payments Acquisition, Inc(8), (9) Services: Business	Senior Secured Loan — Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/23	3,000,000	2,940,565	2,940,000
EWT Holdings III Corp. (fka WTG Holdings III Corp.)(8), (9) Ecological	Senior Secured Loan — Term Loan (First Lien) 4.8% Cash, 1.0% Libor Floor, Due 1/21	1,745,501	1,741,292	1,760,783
Fender Musical Instruments Corporation(8), (9) Consumer goods: Durable	Senior Secured Loan — Initial Loan 5.8% Cash, 1.3% Libor Floor, Due 4/19	1,339,534	1,345,751	1,322,254
FHC Health Systems, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 5.0% Cash, 1.0% Libor Floor, Due 12/21	3,838,768	3,811,221	3,742,799
First American Payment Systems, L.P.(8) Banking, Finance, Insurance & Real Estate	Junior Secured Loan — Term Loan (Second Lien) 10.8% Cash, 1.3% Libor Floor, Due 4/19	1,796,448	1,783,840	1,742,555
Getty Images, Inc.(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Initial Term Loan 4.8% Cash, 1.3% Libor Floor, Due 10/19	2,140,569	2,147,692	1,874,775
GI Advo Opco, LLC(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 11/21	247,500	245,474	223,913

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
GI Advo Opco, LLC(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 11/21	$2,722,500	$2,700,224	$2,463,046
GK Holdings, Inc. (aka Global Knowledge)(8) Services: Business	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 1/22	1,500,000	1,478,209	1,465,650
GK Holdings, Inc. (aka Global Knowledge)(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 1/21	2,450,000	2,433,329	2,446,080
Global Tel*Link Corporation(8) Telecommunications	Junior Secured Loan — Term Loan (Second Lien) 9.0% Cash, 1.3% Libor Floor, Due 11/20	4,000,000	3,957,505	3,894,500
Gold Standard Baking, Inc.(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 4/21	2,462,500	2,453,554	2,461,269
Grande Communications Networks LLC(8), (9) Telecommunications	Senior Secured Loan — Initial Term Loan 4.5% Cash, 1.0% Libor Floor, Due 5/20	3,860,145	3,864,877	3,860,145
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 1/18	2,887,500	2,875,001	2,743,125
Grupo HIMA San Pablo, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	7,000,000	6,953,618	6,370,000
Gymboree Corporation., The(8), (9) Retail	Senior Secured Loan — Term Loan 5.0% Cash, 1.5% Libor Floor, Due 2/18	1,421,105	1,415,457	759,581
Hargray Communications Group, Inc. (HCP Acquisition LLC)(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — Term B-1 Loan 4.8% Cash, 1.0% Libor Floor, Due 6/19	2,887,075	2,860,733	2,926,166
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-3 Term Loan 7.0% Cash, 1.5% Libor Floor, Due 5/18	1,697,272	1,690,708	1,703,637
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-4 Term Loan 7.0% Cash, 1.0% Libor Floor, Due 8/19	1,387,500	1,384,229	1,391,545
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(8), (9) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-5 Term Loan 7.0% Cash, 1.0% Libor Floor, Due 12/19	1,385,417	1,369,287	1,395,980
Highland Acquisition Holdings, LLC (aka HealthSun Health Plans, Inc.)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% Libor Floor, Due 11/22	2,000,000	1,903,216	1,910,000
Hoffmaster Group, Inc.(8) Forest Products & Paper	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 11/24	1,600,000	1,552,544	1,524,640
Hoffmaster Group, Inc.(8), (9) Forest Products & Paper	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 11/23	2,666,667	2,640,345	2,668,267
Industrial Services Acquisition, LLC (aka Evergreen/NAIC)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 6.0% Cash, 1.0% Libor Floor, Due 6/22	2,925,000	2,898,235	2,925,000
Kellermeyer Bergensons Services, LLC(8), (9) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 10/21	1,950,120	1,936,641	1,943,100
Key Safety Systems, Inc.(8), (9) Automotive	Senior Secured Loan — Initial Term Loan 5.5% Cash, 1.0% Libor Floor, Due 8/21	1,394,077	1,389,440	1,411,851
Landslide Holdings, Inc.(8), (9) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 9/22	1,850,467	1,846,044	1,850,467
MB Aerospace ACP Holdings II Corp.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 12/22	1,342,500	1,331,454	1,342,366

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Medrisk, Inc.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 2/23	$1,985,000	$1,967,461	$1,985,000
MGOC, Inc. (fka Media General, Inc.)(9) Media: Broadcasting & Subscription	Senior Secured Loan — Term B Loan 4.0% Cash, 1.0% Libor Floor, Due 7/20	2,417,989	2,419,940	2,417,989
National Home Health Care Corp.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.8% Cash, 1.0% Libor Floor, Due 12/22	1,500,000	1,477,675	1,477,500
National Home Health Care Corp.(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 12/21	3,000,000	2,970,280	2,970,000
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-1 Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,350,684	2,335,796	2,350,449
Nellson Nutraceutical, LLC(8), (9) Beverage, Food and Tobacco	Senior Secured Loan — Term A-2 Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,066,562	2,052,899	2,066,355
Nielsen & Bainbridge, LLC(8), (9) Consumer goods: Durable	Senior Secured Loan — Term Loan (First Lien) 6.2% Cash, 1.0% Libor Floor, Due 8/20	5,361,360	5,326,136	5,199,447
NM Z Parent Inc. (aka Zep, Inc.)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — 2016 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 6/22	3,447,500	3,459,466	3,481,630
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)(8), (9) Services: Business	Senior Secured Loan — Tranche B-2 Term Loan (First Lien) 8.0% Cash, 1.3% Libor Floor, Due 7/20	1,941,336	1,899,875	1,882,707
Onex Carestream Finance LP(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 9.5% Cash, 1.0% Libor Floor, Due 12/19	1,932,311	1,932,311	1,647,295
Onex Carestream Finance LP(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien 2013) 5.0% Cash, 1.0% Libor Floor, Due 6/19	1,750,135	1,753,387	1,704,920
Otter Products, LLC (OtterBox Holdings, Inc.)(8), (9) Consumer goods: Durable	Senior Secured Loan — Term B Loan 5.8% Cash, 1.0% Libor Floor, Due 6/20	2,600,266	2,587,099	2,507,697
PGX Holdings, Inc.(8), (9) Services: Consumer	Senior Secured Loan — Initial Term Loan (First Lien) 6.3% Cash, 1.0% Libor Floor, Due 9/20	3,620,714	3,598,052	3,626,381
Playpower, Inc.(8), (9) Construction & Building	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 6/21	1,970,000	1,958,956	1,969,606
PrimeLine Utility Services LLC (fka FR Utility Services LLC)(8), (9) Energy: Electricity	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	3,935,672	3,904,453	3,937,247
Priority Payment Systems Holdings, LLC(8), (9) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1.0% Libor Floor, Due 1/23	4,000,000	3,960,000	3,960,000
PSC Industrial Holdings Corp.(8), (9) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 12/20	2,974,300	2,953,559	2,941,583
Q Holding Company (fka Lexington Precision Corporation)(8), (9) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,992,366	2,962,443	2,962,443
Quad-C JH Holdings Inc. (aka Joerns Healthcare)(8), (9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan A 6.0% Cash, 1.0% Libor Floor, Due 5/20	3,900,079	3,883,565	3,666,075
Ravn Air Group, Inc.(8), (9) Transportation: Consumer	Senior Secured Loan — Initial Term Loan 5.3% Cash, 1.0% Libor Floor, Due 7/21	2,421,875	2,412,614	2,324,516
Roscoe Medical, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 9/19	6,700,000	6,666,733	6,499,000
Sandy Creek Energy Associates, L.P.(8), (9) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 11/20	2,613,239	2,606,016	2,204,921
Stafford Logistics, Inc.(dba Custom Ecology, Inc.)(8), (9) Environmental Industries	Senior Secured Loan — Term Loan 7.5% Cash, 1.0% Libor Floor, Due 8/21	$2,709,639	$2,694,201	$2,677,395

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Tank Partners Holdings, LLC(8), (14) Energy: Oil & Gas	Senior Secured Loan — Loan 10.0% Cash, 4.0% PIK, 3.0% Libor Floor, Due 8/19	10,750,808	10,656,975	6,550,311
Terra Millennium Corporation(8), (9) Construction & Building	Senior Secured Loan — First Out Term Loan 7.3% Cash, 1.0% Libor Floor, Due 10/22	4,000,000	3,960,202	3,960,000
TronAir Parent Inc.(8), (9) Aerospace and Defense	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 9/23	3,960,000	3,923,893	3,959,208
TRSO I, Inc.(8) Energy: Oil & Gas	Junior Secured Loan — Term Loan (Second Lien) 14.0% Cash, 1.0% Libor Floor, Due 12/19	1,000,000	991,495	1,000,000
U.S. Shipping Corp (fka U.S. Shipping Partners LP)(8), (9) Transportation: Cargo	Senior Secured Loan — Tranche B-2 Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/21	1,392,213	1,391,361	1,312,857
USJ-IMECO Holding Company, LLC(8), (9) Transportation: Cargo	Senior Secured Loan — Term Loan 7.0% Cash, 1.0% Libor Floor, Due 4/20	3,679,796	3,669,622	3,497,278
Verdesian Life Sciences, LLC(8), (9) Environmental Industries	Senior Secured Loan — Initial Term Loan 6.0% Cash, 1.0% Libor Floor, Due 7/20	3,766,302	3,733,929	3,641,261
Weiman Products, LLC(8) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.8% Cash, 1.0% Libor Floor, Due 11/18	916,023	912,479	889,000
Weiman Products, LLC(8), (9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.8% Cash, 1.0% Libor Floor, Due 11/18	4,567,552	4,550,168	4,432,809
WideOpenWest Finance, LLC(8), (9) Media: Broadcasting & Subscription	Senior Secured Loan — New Term B Loan 4.5% Cash, 1.0% Libor Floor, Due 8/23	2,992,500	2,992,500	3,028,829
WireCo WorldGroup Inc.(8) Capital Equipment	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 9/24	3,000,000	2,956,358	3,000,000
WireCo WorldGroup Inc. (WireCo WorldGroup Finance LP)(8), (9) Capital Equipment	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 9/23	1,745,625	1,728,771	1,763,780
Total Investment in Debt Securities (122% of net asset value at fair value)		$251,222,570	$249,520,234	$238,343,330

See accompanying notes to financial statements.

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Amortized Cost	Fair Value(2)
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$100,549
Aerostructures Holdings L.P.(5), (8) Aerospace and Defense	Series A Preferred Interests	1.2%	250,960	1,183,746
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(5), (8) Media: Advertising, Printing & Publishing	Common	1.3%	359,765	532,342
DBI Holding LLC(5), (8) Services: Business	Class A Warrants	3.2%	1	1,000
eInstruction Acquisition, LLC(5), (8) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (5) Capital Equipment	Class A Shares	1,500	1,500,000	811,268
Perseus Holding Corp.(5), (8) Hotel, Gaming & Leisure	Common	0.2%	400,000	1,000
Roscoe Investors, LLC(5), (8) Healthcare & Pharmaceuticals	Class A Units	1.6%	1,000,000	1,169,000
Tank Partners Holdings, LLC(5), (8), (11) Energy: Oil & Gas	Unit	5.8%	980,000	1,000
Tank Partners Holdings, LLC(5), (8) Energy: Oil & Gas	Warrants	1.3%	185,205	1,000
TRSO II, Inc.(5), (8) Energy: Oil & Gas	Common Stock	5.4%	1,680,161	1,253,450
New Millennium Holdco, Inc. (Millennium Health, LLC)(5),(8) Healthcare & Pharmaceuticals	Common	0.2%	1,953,299	1,000
Total Investment in Equity Securities (3% of net asset value at fair value)			$10,389,007	$5,056,355

See accompanying notes to financial statements.

CLO Fund Securities

CLO Subordinated Securities, Preferred Shares and Income Notes Investments

Portfolio Company	Investment(12)	Percentage Ownership	Amortized Cost	Fair Value(2)
Grant Grove CLO, Ltd.(3), (13)	Subordinated Securities, effective interest 0.1%, 1/21 maturity	22.2%	$2,485,886	$1,000
Katonah III, Ltd.(3), (13)	Preferred Shares, effective interest 0.1%, 5/15 maturity	23.1%	1,287,155	369,000
Katonah 2007-I CLO Ltd.(3), (6)	Preferred Shares, effective interest 30.8%, 4/22 maturity	100%	28,022,646	20,453,099
Trimaran CLO VII, Ltd.(3), (6), (13)	Income Notes, effective interest 47.9%, 6/21 maturity	10.5%	1,643,920	1,195,152
Catamaran CLO 2012-1 Ltd.(3), (6)	Subordinated Notes, effective interest 3.1%, 12/23 maturity	24.9%	5,919,933	2,819,412
Catamaran CLO 2013- 1 Ltd.(3), (6)	Subordinated Notes, effective interest 14.9%, 1/25 maturity	23.5%	5,237,222	4,918,807
Catamaran CLO 2014-1 Ltd.(3), (6)	Subordinated Notes, effective interest 10.0%, 4/26 maturity	24.9%	7,818,484	4,546,682
Catamaran CLO 2014-2 Ltd.(3), (6)	Subordinated Notes, effective interest 10.9%, 10/26 maturity	24.9%	6,967,560	5,092,087
Dryden 30 Senior Loan Fund(3)	Subordinated Notes, effective interest 36.2%, 11/25 maturity	7.5%	1,343,467	1,895,566
Catamaran CLO 2015-1 Ltd.(3), (6)	Subordinated Notes, effective interest 9.5%, 4/27 maturity	9.9%	4,543,317	3,223,255
Catamaran CLO 2016-1 Ltd.(3), (6)	Subordinated Notes, effective interest 13.9%, 1/29 maturity	24.9%	10,140,000	8,350,290
Total Investment in CLO Subordinated Securities			$75,409,590	$52,864,350

CLO Rated-Note Investments

Portfolio Company	Investment	Percentage Ownership	Amortized Cost	Fair Value(2)
CRMN 2014 – 1A(3), (6)	Float – 04/2026 – E – 14889FAC7, 6.6%, 4/26 maturity	15.1%	$1,441,727	$1,310,000
Total Investment in CLO Rated-Note			$1,441,727	$1,310,000
Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$76,851,317	$54,174,350

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Ownership	Cost	Fair Value(2)
Asset Manager Affiliates(8), (10)	Asset Management Company	100%	$55,341,230	$40,198,000
Total Investment in Asset Manager Affiliates (21% of net asset value at fair value)			$55,341,230	$40,198,000

See accompanying notes to financial statements.

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Par/Amortized Cost	Fair Value(2)
JP Morgan Business Money Market Account(7), (8)	Money Market Account	0.1%	$14,268	$14,268
US Bank Money Market Account(8)	Money Market Account	0.1%	28,685,001	28,685,001
Total Investment in Time Deposit and Money Market Accounts (15% of net asset value at fair value)			$28,699,269	$28,699,269
Total Investments(4) (188% of net asset value at fair value)			$420,801,057	$366,471,304

(1)	A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2016. As noted in the table above, 93% (based on par) of debt securities contain LIBOR floors which range between 0.75% and 3.0%.
(2)	Reflects the fair market value of all investments as of December 31, 2016, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	The aggregate cost of investments for federal income tax purposes is approximately $429 million. The aggregate gross unrealized appreciation is approximately $2.1 million, the aggregate gross unrealized depreciation is approximately $65.0 million, and the net unrealized depreciation is approximately $62.9 million.
(5)	Non-income producing.
(6)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(7)	Money market account holding restricted cash and security deposits for employee benefit plans.
(8)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(9)	As of December 31, 2016, this investment is owned by KCAP Senior Funding I, LLC and was pledged to secure KCAP Senior Funding I, LLC’s obligation.
(10)	Other than the Asset Manager Affiliate, which we are deemed to “control”, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(11)	Non-voting.
(12)	CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.
(13)	Notice of redemption has been received for this transaction.
(14)	Loan or security was on partial non-accrual status, whereby we have recognized income on a portion of contractual PIK amounts due.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

SCHEDULE OF INVESTMENTS
As of December 31, 2015

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
1A Smart Start LLC(9), (10) Consumer goods: Non-durable	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 2/22	$3,000,000	$2,971,523	$2,903,100
4L Technologies Inc. (fka Clover Holdings, Inc.)(9), (10) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 5/20	2,765,000	2,744,921	2,596,059
Advanced Lighting Technologies, Inc.(9), (10) Consumer goods: Durable	First Lien Bond — 10.5% – 06/2019 – 00753CAE2 10.5% Cash, Due 6/19	3,000,000	3,000,000	2,216,700
Advantage Sales & Marketing Inc.(9) Services: Business	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	1,002,069	915,700
Alere Inc. (fka IM US Holdings, LLC)(10) Healthcare & Pharmaceuticals	Senior Secured Loan — B Term Loan 4.3% Cash, 1.0% Libor Floor, Due 6/22	2,553,466	2,555,910	2,536,179
American Seafoods Group LLC(9), (10) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/21	3,990,000	3,971,219	3,937,332
Anaren, Inc.(9), (10) Aerospace and Defense	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 2/21	1,891,210	1,877,288	1,839,202
Aristotle Corporation, The(9), (10) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 6/21	3,980,000	3,961,696	3,870,152
Asurion, LLC (fka Asurion Corporation)(9), (10) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Incremental Tranche B-1 Term Loan 5.0% Cash, 1.3% Libor Floor, Due 5/19	917,632	918,953	862,290
Asurion, LLC (fka Asurion Corporation)(9), (10) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Incremental Tranche B-4 Term Loan 5.0% Cash, 1.0% Libor Floor, Due 8/22	896,048	891,815	821,676
Avalign Technologies, Inc.(9) Healthcare & Pharmaceuticals	Junior Secured Loan — Initial Term Loan (Second Lien) 9.3% Cash, 1.0% Libor Floor, Due 7/22	1,000,000	990,643	952,400
Avalign Technologies, Inc.(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.5% Cash, 1.0% Libor Floor, Due 7/21	2,925,000	2,911,472	2,831,108
Bankruptcy Management Solutions, Inc.(9) Services: Business	Senior Secured Loan — Term B Loan 7.0% Cash, 1.0% Libor Floor, Due 6/18	682,722	682,722	651,590
BarBri, Inc. (Gemini Holdings, Inc.)(9), (10) Services: Consumer	Senior Secured Loan — Term Loan 4.5% Cash, 1.0% Libor Floor, Due 7/19	2,731,875	2,723,758	2,542,829
BBB Industries US Holdings, Inc.(9), (10) Automotive	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 11/21	2,977,500	2,927,766	2,833,985
Bellisio Foods, Inc.(9), (10) Beverage, Food and Tobacco	Senior Secured Loan — U.S. Term B Loans 5.3% Cash, 1.0% Libor Floor, Due 8/19	1,936,011	1,929,952	1,886,836
Bestop, Inc.(9), (10) Automotive	Senior Secured Loan — Revolving Loan 6.3% Cash, 1.0% Libor Floor, Due 7/20	40,000	34,509	36,984

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Bestop, Inc.(9), (10) Automotive	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 7/21	$1,580,000	$1,557,976	$1,460,868
Carolina Beverage Group LLC(9) Beverage, Food and Tobacco	Senior Secured Bond — 10.625% – 08/2018 – 143818AA0 144A 10.6% Cash, Due 8/18	1,500,000	1,510,560	1,503,752
CCS Intermediate Holdings, LLC(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan (First Lien) 5.0% Cash, 1.0% Libor Floor, Due 7/21	2,962,500	2,950,638	2,549,824
Cengage Learning Acquisitions, Inc. (fka TL Acquisitions, Inc.)(9), (10) Media: Advertising, Printing & Publishing	Senior Secured Loan — Term Loan 7.0% Cash, 1.0% Libor Floor, Due 3/20	2,979,950	2,974,534	2,912,901
Charter Communications Operating, LLC (aka CCO Safari LLC)(10) Media: Broadcasting & Subscription	Senior Secured Loan — Term I Loan 3.5% Cash, 0.8% Libor Floor, Due 1/23	1,000,000	1,001,223	1,000,420
Checkout Holding Corp. (fka Catalina Marketing)(9), (10) Media: Advertising, Printing & Publishing	Senior Secured Loan — Term B Loan (First Lien) 4.5% Cash, 1.0% Libor Floor, Due 4/21	985,000	981,284	792,925
CHS/Community Health Systems, Inc.(10) Healthcare & Pharmaceuticals	Senior Secured Loan — Incremental 2021 Term H Loan 4.0% Cash, 1.0% Libor Floor, Due 1/21	1,994,987	1,992,571	1,967,915
Consolidated Communications, Inc.(10) Telecommunications	Senior Secured Loan — Initial Term Loan 4.3% Cash, 1.0% Libor Floor, Due 12/20	2,962,217	2,971,404	2,947,421
CRGT Inc.(9), (10) High Tech Industries	Senior Secured Loan — Term Loan 7.5% Cash, 1.0% Libor Floor, Due 12/20	3,912,342	3,861,177	3,750,762
Crowley Holdings Preferred, LLC(9) Transportation: Cargo	Preferred Stock — 12.000% – 12/2049 – Series A Income Preferred Securities 10.0% Cash, 2.0% PIK, Due 12/49	10,411,673	10,411,673	11,036,373
Crowne Group, LLC(9), (10) Automotive	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 9/20	3,950,000	3,902,980	3,664,810
CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited)(9) Beverage, Food and Tobacco	Junior Secured Loan — Term Loan (Second Lien) 8.8% Cash, 1.0% Libor Floor, Due 7/21	3,000,000	3,013,843	2,827,500
CT Technologies Intermediate Holdings, Inc. (Smart Holdings Corp.) (aka HealthPort)(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 12/21	2,970,075	2,942,705	2,877,260
DBI Holding LLC(9) Services: Business	Senior Unsecured Bond — 09/2019 – PIK Note 0.0% Cash, 16.0% PIK, Due 9/19	4,043,719	3,859,845	4,043,722
DBI Holding LLC(9) Services: Business	Senior Subordinated Bond — 09/2019 – Senior Subordinated Note 12.0% Cash, 4.0% PIK, Due 9/19	4,481,135	4,466,793	4,615,571
DJO Finance LLC(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 4.3% Cash, 1.0% Libor Floor, Due 6/20	1,500,000	1,490,906	1,464,375
Drew Marine Group Inc.(9) Transportation: Cargo	Junior Secured Loan — Term Loan (Second Lien) 8.0% Cash, 1.0% Libor Floor, Due 5/21	2,500,000	2,495,491	2,495,000
ELO Touch Solutions, Inc.(9), (10) High Tech Industries	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, 1.5% Libor Floor, Due 6/18	1,552,326	1,507,787	1,546,893

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
EWT Holdings III Corp. (fka WTG Holdings III Corp.)(9) Environmental Industries	Junior Secured Loan — Term Loan (Second Lien) 8.5% Cash, 1.0% Libor Floor, Due 1/22	$4,000,000	$3,984,890	$3,658,400
Fender Musical Instruments Corporation(9), (10) Consumer goods: Durable	Senior Secured Loan — Initial Loan 5.8% Cash, 1.3% Libor Floor, Due 4/19	1,434,249	1,443,868	1,421,699
FHC Health Systems, Inc.(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Initial Term Loan 5.0% Cash, 1.0% Libor Floor, Due 12/21	3,877,839	3,844,406	3,703,336
First American Payment Systems, L.P.(9) Banking, Finance, Insurance & Real Estate	Junior Secured Loan — Term Loan (Second Lien) 10.8% Cash, 1.3% Libor Floor, Due 4/19	2,796,448	2,768,177	2,639,288
Getty Images, Inc.(9), (10) Media: Advertising, Printing & Publishing	Senior Secured Loan — Initial Term Loan 4.8% Cash, 1.3% Libor Floor, Due 10/19	2,162,867	2,172,647	1,373,421
GI Advo Opco, LLC(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 11/21	250,000	247,534	247,500
GI Advo Opco, LLC(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 11/21	2,750,000	2,722,890	2,722,500
GK Holdings, Inc. (aka Global Knowledge)(9) Services: Business	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 1.0% Libor Floor, Due 1/22	1,500,000	1,473,884	1,382,550
GK Holdings, Inc. (aka Global Knowledge)(9), (10) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 1/21	2,475,000	2,453,994	2,345,805
Global Tel*Link Corporation(9) Telecommunications	Junior Secured Loan — Term Loan (Second Lien) 9.0% Cash, 1.3% Libor Floor, Due 11/20	4,000,000	3,946,567	2,760,000
Gold Standard Baking, Inc.(9), (10) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 4/21	2,487,500	2,476,361	2,408,149
Grande Communications Networks LLC(9), (10) Telecommunications	Senior Secured Loan — Initial Term Loan 4.5% Cash, 1.0% Libor Floor, Due 5/20	3,900,092	3,906,280	3,841,591
Grifols Worldwide Operations Limited(10) Healthcare & Pharmaceuticals	Senior Secured Loan — U.S. Tranche B Term Loan 3.4% Cash, Due 2/21	997,462	995,001	989,732
Grupo HIMA San Pablo, Inc.(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, 1.5% Libor Floor, Due 1/18	2,917,500	2,893,169	2,917,500
Grupo HIMA San Pablo, Inc.(9) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	7,000,000	6,924,146	7,000,000
Gymboree Corporation., The(9), (10) Retail	Senior Secured Loan — Term Loan 5.0% Cash, 1.5% Libor Floor, Due 2/18	1,421,105	1,410,511	734,001
Hargray Communications Group, Inc. (HCP Acquisition LLC)(9), (10) Media: Broadcasting & Subscription	Senior Secured Loan — Initial Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/19	2,895,294	2,878,392	2,893,267
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(9), (10) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-3 Term Loan 7.0% Cash, 1.5% Libor Floor, Due 5/18	3,281,250	3,259,381	3,271,078
Harland Clarke Holdings Corp. (fka Clarke American Corp.)(9), (10) Media: Advertising, Printing & Publishing	Senior Secured Loan — Tranche B-4 Term Loan 6.0% Cash, 1.0% Libor Floor, Due 8/19	1,425,000	1,420,339	1,421,580

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
Hoffmaster Group, Inc.(9) Forest Products & Paper	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 1.0% Libor Floor, Due 5/21	$2,000,000	$1,977,018	$1,995,600
Hoffmaster Group, Inc.(9), (10) Forest Products & Paper	Senior Secured Loan — Initial Term Loan (First Lien) 5.3% Cash, 1.0% Libor Floor, Due 5/20	3,940,000	3,911,276	3,887,480
Hunter Defense Technologies, Inc.(9), (10) Aerospace and Defense	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, 1.0% Libor Floor, Due 8/19	2,812,500	2,792,045	2,616,469
Integra Telecom Holdings, Inc.(9), (10) Telecommunications	Senior Secured Loan — Term B-1 Loan 5.3% Cash, 1.0% Libor Floor, Due 8/20	2,962,386	2,952,620	2,876,477
International Architectural Products, Inc.(7), (9) Metals & Mining	Senior Secured Loan — Term Loan 0.0% Cash, 3.3% PIK, 2.5% Libor Floor, Due 5/15	247,636	228,563	991
Kellermeyer Bergensons Services, LLC(9), (10) Services: Business	Senior Secured Loan — Initial Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 10/21	1,980,000	1,963,471	1,856,844
Key Safety Systems, Inc.(9), (10) Automotive	Senior Secured Loan — Initial Term Loan 4.8% Cash, 1.0% Libor Floor, Due 8/21	1,481,250	1,475,263	1,444,219
Kinetic Concepts, Inc.(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Dollar Term E-1 Loan 4.5% Cash, 1.0% Libor Floor, Due 5/18	2,962,216	2,957,007	2,864,700
Landslide Holdings, Inc. (Crimson Acquisition Corp.)(9), (10) High Tech Industries	Senior Secured Loan — New Term Loan (First Lien) 5.0% Cash, 1.0% Libor Floor, Due 2/20	3,421,556	3,428,320	3,417,450
MB Aerospace ACP Holdings II Corp.(9), (10) Aerospace and Defense	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 12/22	1,000,000	990,055	990,000
Medical Specialties Distributors, LLC(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan 6.5% Cash, 1.0% Libor Floor, Due 12/19	3,920,000	3,894,315	3,918,040
MGOC, Inc. (fka Media General, Inc.)(10) Media: Broadcasting & Subscription	Senior Secured Loan — Term B Loan 4.0% Cash, 1.0% Libor Floor, Due 7/20	2,717,813	2,720,620	2,690,635
Nellson Nutraceutical, LLC(9), (10) Beverage, Food and Tobacco	Senior Secured Loan — Term A-1 Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,374,598	2,356,528	2,295,761
Nellson Nutraceutical, LLC(9), (10) Beverage, Food and Tobacco	Senior Secured Loan — Term A-2 Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 12/21	2,092,907	2,076,283	2,023,422
New Millennium Holdco, Inc. (Millennium Health, LLC)(9) Healthcare & Pharmaceuticals	Senior Secured Loan — Closing Date Term Loan 7.5% Cash, 1.0% Libor Floor, Due 12/20	1,016,626	1,016,626	889,548
Nielsen & Bainbrige, LLC(9) Consumer goods: Durable	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/20	990,004	982,260	943,870
Nielsen & Bainbrige, LLC(9) Consumer goods: Durable	Junior Secured Loan — Term Loan (Second Lien) 10.3% Cash, 1.0% Libor Floor, Due 8/21	2,091,954	2,065,884	1,956,814
Nielsen & Bainbrige, LLC(9), (10) Consumer goods: Durable	Senior Secured Loan — Term Loan (First Lien) 6.0% Cash, 1.0% Libor Floor, Due 8/20	3,785,896	3,755,461	3,609,473

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
NM Z Parent Inc. (aka Zep, Inc.)(9), (10) Chemicals, Plastics and Rubber	Senior Secured Loan — Initial Term Loan 5.8% Cash, 1.0% Libor Floor, Due 6/22	$3,482,500	$3,494,086	$3,359,916
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)(9), (10) Services: Business	Senior Secured Loan — Tranche B-2 Term Loan (First Lien) 7.5% Cash, 1.3% Libor Floor, Due 7/20	972,650	965,333	893,865
Onex Carestream Finance LP(9) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 9.5% Cash, 1.0% Libor Floor, Due 12/19	1,932,311	1,932,311	1,823,329
Onex Carestream Finance LP(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan (First Lien 2013) 5.0% Cash, 1.0% Libor Floor, Due 6/19	1,856,203	1,861,076	1,681,414
Otter Products, LLC (OtterBox Holdings, Inc.)(9), (10) Consumer goods: Durable	Senior Secured Loan — Term B Loan 5.8% Cash, 1.0% Libor Floor, Due 6/20	2,754,168	2,736,134	2,604,892
PGX Holdings, Inc.(9), (10) Services: Consumer	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 9/20	3,818,571	3,788,271	3,813,225
Playpower, Inc.(9), (10) Construction & Building	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 6/21	1,990,000	1,976,345	1,907,614
PrimeLine Utility Services LLC (fka FR Utility Services LLC)(9), (10) Energy: Electricity	Senior Secured Loan — Initial Term Loan 6.5% Cash, 1.0% Libor Floor, Due 11/22	3,500,000	3,465,576	3,465,000
PSC Industrial Holdings Corp.(9), (10) Environmental Industries	Senior Secured Loan — Term Loan (First Lien) 5.8% Cash, 1.0% Libor Floor, Due 12/20	3,004,650	2,978,349	3,000,744
Quad-C JH Holdings Inc. (aka Joerns Healthcare)(9), (10) Healthcare & Pharmaceuticals	Senior Secured Loan — Term Loan A 6.0% Cash, 1.0% Libor Floor, Due 5/20	3,940,026	3,918,354	3,937,662
Ravn Air Group, Inc.(9), (10) Transportation: Consumer	Senior Secured Loan — Initial Term Loan 5.5% Cash, 1.0% Libor Floor, Due 7/21	2,484,375	2,472,795	2,324,381
Roscoe Medical, Inc.(9) Healthcare & Pharmaceuticals	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 9/19	6,700,000	6,654,533	6,235,020
Rovi Solutions Corporation/Rovi Guides, Inc.(10) High Tech Industries	Senior Secured Loan — Term B Loan 3.8% Cash, 0.8% Libor Floor, Due 7/21	2,962,406	2,930,614	2,947,890
Sandy Creek Energy Associates, L.P.(9), (10) Utilities: Electric	Senior Secured Loan — Term Loan 5.0% Cash, 1.0% Libor Floor, Due 11/20	2,708,992	2,699,558	1,907,130
Stafford Logistics, Inc.(dba Custom Ecology, Inc.)(9), (10) Environmental Industries	Senior Secured Loan — Term Loan 7.5% Cash, 1.3% Libor Floor, Due 8/21	2,854,780	2,835,003	2,736,307
Sun Products Corporation, The (fka Huish Detergents Inc.)(9), (10) Consumer goods: Non-durable	Senior Secured Loan — Tranche B Term Loan 5.5% Cash, 1.3% Libor Floor, Due 3/20	3,882,654	3,863,759	3,657,460
Tank Partners Holdings, LLC(9) Energy: Oil & Gas	Senior Secured Loan — Loan 6.6% Cash, 3.5% PIK, 3.0% Libor Floor, Due 8/19	10,759,919	10,624,515	8,177,538
TPF II Power, LLC (TPF II Covert Midco, LLC)(9), (10) Utilities: Electric	Senior Secured Loan — Term Loan 5.5% Cash, 1.0% Libor Floor, Due 10/21	2,950,953	2,973,524	2,899,311
Trimaran Advisors, L.L.C.(9) Related Party Loan	Senior Unsecured Loan — Revolving Credit Facility 9.0% Cash, Due 11/17	23,000,000	23,000,000	23,000,000

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Amortized Cost	Fair Value(2)
TRSO I, Inc.(9) Energy: Oil & Gas	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, 1.0% Libor Floor, Due 12/17	$1,000,000	$992,101	$950,300
TWCC Holding Corp.(9), (10) Media: Broadcasting & Subscription	Senior Secured Loan — Term B-1 Loan 5.8% Cash, 0.8% Libor Floor, Due 2/20	822,470	827,875	822,470
U.S. Shipping Corp (fka U.S. Shipping Partners LP)(9), (10) Transportation: Cargo	Senior Secured Loan — Tranche B-2 Term Loan 5.3% Cash, 1.0% Libor Floor, Due 6/21	1,411,023	1,409,966	1,405,802
USJ-IMECO Holding Company, LLC(9), (10) Transportation: Cargo	Senior Secured Loan — Term Loan 7.0% Cash, 1.0% Libor Floor, Due 4/20	3,930,000	3,915,823	3,928,428
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)(10) Banking, Finance, Insurance & Real Estate	Senior Secured Loan — Term B Loan 3.8% Cash, 0.8% Libor Floor, Due 6/21	1,688,507	1,692,039	1,685,333
Verdesian Life Sciences, LLC(9), (10) Environmental Industries	Senior Secured Loan — Initial Term Loan 6.0% Cash, 1.0% Libor Floor, Due 7/20	3,981,279	3,937,250	3,784,206
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.)(9), (10) Retail	Senior Secured Loan — Term Loan 5.3% Cash, 1.0% Libor Floor, Due 9/21	2,989,755	3,006,198	2,860,598
Weiman Products, LLC(9) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 11/18	1,106,050	1,099,501	1,105,829
Weiman Products, LLC(9), (10) Consumer goods: Non-durable	Senior Secured Loan — Term Loan 6.3% Cash, 1.0% Libor Floor, Due 11/18	5,515,079	5,482,956	5,513,976
WireCo WorldGroup Inc.(9) Capital Equipment	Senior Unsecured Bond — 9.0% Cash, Due 5/17	5,000,000	4,975,822	4,067,500
WireCo WorldGroup Inc.(9), (10) Capital Equipment	Senior Unsecured Bond — 9.0% Cash, Due 5/17	3,000,000	3,043,520	2,440,500
Total Investment in Debt Securities (132% of net asset value at fair value)		$299,940,657	$298,308,845	$284,639,244

See accompanying notes to financial statements.

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Amortized Cost	Fair Value(2)
Aerostructures Holdings L.P.(5), (9) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(5), (9) Aerospace and Defense	Series A Preferred Interests	1.2%	250,960	937,053
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(5), (9) Media: Advertising, Printing & Publishing	Common	1.3%	359,765	568,544
DBI Holding LLC(5), (9) Services: Business	Class A Warrants	3.2%	258,940	4,316,159
eInstruction Acquisition, LLC(5), (9) Services: Business	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (5) Capital Equipment	Class A Shares	1,500	1,500,000	1,338,767
Perseus Holding Corp.(5), (9) Hotel, Gaming & Leisure	Common	0.2%	400,000	1,000
Roscoe Investors, LLC(5), (9) Healthcare & Pharmaceuticals	Class A Units	1.6%	1,000,000	863,000
Tank Partners Holdings, LLC(5), (9), (12) Energy: Oil & Gas	Unit	5.8%	980,000	1,000
Tank Partners Holdings, LLC(5), (9) Energy: Oil & Gas	Warrants	1.3%	185,205	1,000
TRSO II, Inc.(5), (9) Energy: Oil & Gas	Common Stock	5.4%	1,500,000	1,074,480
New Millennium Holdco, Inc. (Millennium Health, LLC)(5), (9) Healthcare & Pharmaceuticals	Common	0.2%	1,953,299	445,485
Total Investment in Equity Securities (4% of net asset value at fair value)			$10,467,786	$9,548,488

See accompanying notes to financial statements.

CLO Fund Securities

CLO Subordinated Securities, Preferred Shares and Income Notes Investments

Portfolio Company	Investment(13)	Percentage Ownership	Amortized Cost	Fair Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities, effective interest 9.6%, 1/21 maturity	22.2%	$2,484,943	$280,164
Katonah III, Ltd.(3)	Preferred Shares, effective interest N/M, 5/15 maturity	23.1%	1,373,132	400,000
Katonah IX CLO Ltd(3), (6), (14)	Preferred Shares, effective interest 2.2%, 1/19 maturity	6.9%	1,140,057	105,000
Katonah X CLO Ltd(3), (6), (14)	Subordinated Securities, effective interest 12.8%, 4/20 maturity	33.3%	7,637,499	1,000,000
Katonah 2007-I CLO Ltd.(3), (6)	Preferred Shares, effective interest 27.0%, 4/22 maturity	100%	24,312,424	20,295,677
Trimaran CLO VII, Ltd.(3), (6)	Income Notes, effective interest 50.8%, 6/21 maturity	10.5%	1,375,013	1,647,272
Catamaran CLO 2012-1 Ltd.(3), (6)	Subordinated Notes, effective interest 2.8%, 12/23 maturity	24.9%	6,791,980	3,312,940
Catamaran CLO 2013-1 Ltd.(3), (6)	Subordinated Notes, effective interest 12.9%, 1/25 maturity	23.5%	6,256,090	5,639,106
Catamaran CLO 2014-1 Ltd.(3), (6)	Subordinated Notes, effective interest 8.4%, 4/26 maturity	24.9%	8,928,790	5,846,325
Dryden 30 Senior Loan Fund(3)	Subordinated Notes, effective interest 29.4%, 11/25 maturity	7.5%	1,592,303	1,634,647
Catamaran CLO 2014-2 Ltd.(3), (6)	Subordinated Notes, effective interest 8.8%, 10/26 maturity	24.9%	8,024,168	5,751,600
Catamaran CLO 2015-1 Ltd.(3), (6)	Subordinated Notes, effective interest 10.1%, 4/27 maturity	24.0%	11,869,751	8,789,651
Total Investment in CLO Subordinated Securities			81,786,150	54,702,382

CLO Rated-Note Investments

Portfolio Company	Investment	Percentage Ownership	Amortized Cost	Fair Value(2)
Catamaran CLO 2014-1 Ltd.(3), (6)	Float – 04/2026 – E – Par Value of 1,525,000 6.1% Cash, 4/26 maturity	15%	1,428,797	1,170,000
Total Investment in CLO Rated-Note			1,428,797	1,170,000
Total Investment in CLO Fund Securities (26% of net asset value at fair value)			83,214,947	55,872,382

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Ownership	Cost	Fair Value(2)
Asset Manager Affiliates(9), (11)	Asset Management Company	100%	56,591,230	57,381,000
Total Investment in Asset Manager Affiliates (27% of net asset value at fair value)			56,591,230	57,381,000

See accompanying notes to financial statements.

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Amortized Cost	Fair Value(2)
JP Morgan Business Money Market Account(8), (9)	Money Market Account	0.10%	$249,247	$249,247
US Bank Money Market Account(9)	Money Market Account	0.02%	1,880,134	1,880,134
Total Investment in Time Deposit and Money Market Accounts (1% of net asset value at fair value)			2,129,381	2,129,381
Total Investments(4) (190% of net asset value at fair value)			$450,712,189	$409,570,495

(1)	A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2015. As noted in the table above, 77% (based on par) of debt securities contain LIBOR floors which range between 0.75% and 3.0%.
(2)	Reflects the fair market value of all investments as of December 31, 2015, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	The aggregate cost of investments for federal income tax purposes is approximately $471 million. The aggregate gross unrealized appreciation is approximately $7.0 million, the aggregate gross unrealized depreciation is approximately $68.2 million, and the net unrealized depreciation is approximately $61.2 million.
(5)	Non-income producing.
(6)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the consolidated financial statements).
(7)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Money market account holding restricted cash and security deposits for employee benefit plans.
(9)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(10)	As of December 31, 2015, this investment is owned by KCAP Senior Funding I, LLC and was pledged to secure KCAP Senior Funding I, LLC’s obligation.
(11)	Other than the Asset Manager Affiliate, which we are deemed to “control”, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(12)	Non-voting.
(13)	CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.
(14)	Notice of redemption has been received for this transaction.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

FINANCIAL HIGHLIGHTS
($ per share)

	For the Years Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, at beginning of period	$5.82	$6.94	$7.51	$7.85	$7.85
Net investment income(1)	0.50	0.65	0.59	0.62	0.65
Net realized losses from investment transactions(1)	(0.17)	(0.17)	(0.30)	(0.37)	(0.12)
Realized losses from extinguishments of debt(1)	—	(0.01)	(0.02)	(0.02)	—
Net change in unrealized (depreciation)/appreciation of investments(1)	(0.36)	(0.97)	0.17	0.31	0.39
Net (decrease)/increase in net assets resulting from operations	(0.03)	(0.50)	0.44	0.54	0.92
Net decrease in net assets resulting from distributions:
Distribution of ordinary income	(0.40)	(0.63)	(0.78)	(0.62)	(0.65)
Return of capital	(0.19)	—	(0.22)	(0.43)	(0.29)
Net decrease in net assets resulting from stockholder distributions	(0.59)	(0.63)	(1.00)	(1.05)	(0.94)
Net increase/(decrease) in net assets relating to capital share transactions
Offering of common stock	—	—	0.02	0.14	—
Common stock withheld for payroll taxes upon vesting of restricted stock	0.01	—	—	—	—
Dividend reinvestment plan	(0.01)	—	—	0.02	0.02
Stock based compensation	0.04	0.01	(0.03)	0.01	—
Net increase (decrease) in net assets relating to capital share transactions	0.04	0.01	(0.01)	0.17	0.02
Net asset value, end of period	$5.24	$5.82	$6.94	$7.51	$7.85
Total net asset value return(2)	0.2%	(7.2)%	5.7%	9.1%	11.9%
Ratio/Supplemental Data:
Per share market value at beginning of period	$4.07	$6.82	$8.07	$9.19	$6.31
Per share market value at end of period	$3.98	$4.07	$6.82	$8.07	$9.19
Total market return(3)	12.3%	(31.2)%	(3.1)%	(0.7)%	60.5%
Shares outstanding at end of period	37,178,294	37,100,005	36,775,127	33,332,123	26,470,408
Net assets at end of period	$194,924,925	$216,100,470	$255,316,701	$250,369,693	$207,875,659
Portfolio turnover rate(4)	34.3%	32.5%	45.8%	45.5%	39.2%
Average par debt outstanding	$189,836,675	$224,498,433	$196,622,077	$150,828,586	$80,758,743
Asset coverage ratio	205%	202%	211%	226%	305%
Ratio of net investment income to average net assets(5)	9.0%	9.8%	7.9%	7.8%	8.3%
Ratio of total expenses to average net assets(5)	8.6%	8.6%	8.2%	7.5%	7.2%
Ratio of interest expense to average net assets(5)	4.4%	4.7%	4.5%	3.9%	3.4%
Ratio of non-interest expenses to average net assets(5)	4.2%	3.9%	3.7%	3.6%	3.7%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus distributions, divided by the beginning net asset value per share.
(3)	Total market return equals the change in the ending market price over the beginning of period price per share plus distributions, divided by the beginning price.
(4)	Not annualized. Portfolio turnover rate equals the year-to-date sales and paydowns over the average of the invested assets at fair value.
(5)	Annualized

See accompanying notes to financial statements.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

KCAP Financial, Inc. (“KCAP” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering (“IPO”), converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its IPO, the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C., a leading middle market private equity firm, in exchange for the contribution to the Company of their ownership interests in Katonah Debt Advisors, L.L.C., and related affiliates (collectively, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers.

On April 28, 2008, the Company completed a rights offering that resulted in the issuance of 3.1 million shares of the Company’s common stock, and net proceeds of $27 million.

On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), an asset manager similar to Katonah Debt Advisors, for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneously with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash.

On February 14, 2013, the Company completed a public offering of 5,232,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 682,500 shares of common stock, at a price of $9.75 per share, raising approximately $51.0 million in gross proceeds. In conjunction with this offering, the Company also sold 200,000 shares of common stock to a member of its Board of Directors, at a price of $9.31125 per share, raising approximately $1.9 million in gross proceeds.

On October 6, 2014, the Company completed a follow-on public offering of 3.0 million shares of its common stock at a price of $8.02 per share. The offering raised net proceeds of approximately $23.8 million, after deducting underwriting discounts and offering expenses.

As of December 31, 2016, Katonah Debt Advisors and Trimaran Advisors, as well as affiliated management companies Katonah 2007-1 Management, L.L.C., and Trimaran Advisors Management, L.L.C. (collectively the “Asset Manager Affiliates”), had approximately $3.0 billion of par value assets under management. The Asset Manager Affiliates are each managed independently from KCAP by a separate management team (however, certain of the Company’s executive officers also act in similar capacities for one or both of the Asset Manager Affiliates). The Asset Manager Affiliates provide investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. The Asset Manager Affiliates do not have any investments in the CLO Funds they manage; however, KCAP holds investments in a portion of the securities issued by the CLO Funds managed by the Asset Manager Affiliates.

The Company has three principal areas of investment:

First, the Company originates, structures, and invests in senior secured term loans and mezzanine debt primarily in privately-held middle market companies (the “Debt Securities Portfolio”). In addition, from time to time the Company may invest in the equity securities of privately held middle market companies.

Second, the Company has invested in the Asset Manager Affiliates, which manage CLO Funds.

Third, the Company invests in debt and subordinated securities issued by CLO Funds (“CLO Fund Securities”). These CLO Fund Securities are primarily managed by our Asset Manager Affiliates, but from time-to-time the Company makes investments in CLO Fund Securities managed by other asset managers. The CLO Funds typically invest in broadly syndicated loans, high-yield bonds and other credit instruments.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION  – (continued)

The Company may also invest in other investments such as loans to publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income, and asset diversification and annual distribution requirements. As a RIC, the Company generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The consolidated financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the consolidated financial statements requires the Company to make significant estimates and assumptions including with respect to the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material. Certain prior-year amounts have been reclassified to conform to the current year presentation.

The Company consolidates the financial statements of its wholly-owned special purpose financing subsidiaries KCAP Funding, Kolhberg Capital Funding LLC I, KCAP Senior Funding I, LLC and KCAP Senior Funding I Holdings, LLC in its consolidated financial statements as they are operated solely for investment activities of the Company. The creditors of KCAP Senior Funding I, LLC have received security interests in the assets owned by KCAP Senior Funding I, LLC and such assets are not intended to be available to the creditors of KCAP Financial, Inc., or any other affiliate.

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (e.g., the Asset Manager Affiliates), unless the portfolio company is another investment company.

The Asset Manager Affiliates are subject to Accounting Standards Codification Topic 810, “Consolidation” and although the Company cannot consolidate the financial statements of portfolio company investments, this guidance impacts the Company’s required disclosures relating to the Asset Manager Affiliates. The Asset Manager Affiliates qualify as a “significant subsidiary” and, as a result, the Company is required to include additional financial information regarding the Asset Manager Affiliates in its filings with the SEC. This additional financial information regarding the Asset Manager Affiliates does not directly impact the financial position or results of operations of the Company.

In addition, in accordance with Regulation S-X promulgated by the SEC, additional financial information with respect to one of the CLO Funds in which the Company has an investment, Katonah 2007-I CLO Ltd. (“Katonah 2007-I CLO”), is required to be included in the Company’s SEC filings. The additional financial information regarding the Asset Manager Affiliates and Katonah 2007-I CLO (pursuant to Rule 3-09), immediately follows these consolidated financial statements. Summarized financial information regarding Katonah X CLO (pursuant to Rule 4-08 (g)) is set forth in Note 5.

Stockholder distributions on the Statement of Changes in Net Assets reflect the estimated allocation, between net investment income and return of capital, of distributions made during the reporting period,

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

excluding the distribution declared in a quarter with a record date occurring after the quarter-end. The determination of the tax character of distributions is made on an annual (full calendar-year) basis at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Therefore, an estimate of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

It is the Company’s primary investment objective to generate current income and capital appreciation by lending directly to privately-held middle market companies. During the year ended December 31, 2016, the Company provided approximately $76.7 million to portfolio companies to support their growth objectives. None of this support was contractually obligated. See also Note 8 – Commitments and Contingencies. As of December 31, 2016, the Company held loans it made to 96 investee companies with aggregate principal amounts of approximately $246.7 million. The details of such loans have been disclosed on the consolidated schedule of investments as well as in Note 4 – Investments. In addition to providing loans to investee companies, from time to time the Company assists investee companies in securing financing from other sources by introducing such investee companies to sponsors or by, among other things, leading a syndicate of lenders to provide the investee companies with financing. During the year ended December 31, 2016, the Company did not engage in any such or similar activities.

In August 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter. We have adopted ASU 2014-15, and there was no material impact on our financial statements.

In April 2015, the FASB issued Accounting Standards Update 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. Under this guidance, debt issuance costs related to a recognized debt liability are to be presented as a direct deduction from the debt liability rather than as an asset on the balance sheet, consistent with debt discounts. For public business entities, the final guidance was effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption was permitted. The Company adopted the new guidance beginning the first quarter of 2016.

The following table presents the impact of the Accounting Standards Update 2015-03 on our Consolidated Balance Sheet at December 31, 2015:

CONSOLIDATED BALANCE SHEET

	As of December 31, 2015
	As originally reported	Impact of adoption	Balance Sheet after adjustment
ASSETS
Other assets	$4,603,855	$(4,037,644)	$566,211
LIABILITIES
Notes issued by KCAP Senior Funding I, LLC	$144,442,405	$(3,126,009)	$141,316,396
7.375% Notes Due 2019	$41,400,000	$(890,344)	$40,509,656
Convertible Notes	$19,299,000	$(21,291)	$19,277,709

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, which updated accounting guidance for all revenue recognition arising from contracts with customers, and also affects entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other US GAAP requirements). This update provides a model for the measurement and recognition of gains and losses on the sale of certain nonfinancial assets, such as property and equipment, including real estate. The FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2017. Management is still evaluating the effect of the new standard.

In March 2016, the FASB issued ASU 2016-09 Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). The amendments in ASU 2016-09 affect all entities that issue share-based payment awards to their employees and involve multiple aspects of the accounting for share-based payment transactions, including income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. For public business entities, ASU 2016-09 is effective for annual periods beginning after December 15 2016, and interim periods within those annual periods. Early adoption is permitted. We do not expect to adopt ASU 2016-09 early. Management is still evaluating the effect of the new standard.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Restricted Cash (“ASU 2016-18”) which requires entities to show the changes in the total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Early adoption is permitted, and entities will be required to apply the guidance retrospectively when adopted. Management is still evaluating the effect of the new standard.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments.  The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC 820: Fair Value Measurements and Disclosures (“ASC 820: Fair Value”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. ASC 820: Fair Value defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820: Fair Value, the FASB has issued various staff positions clarifying the initial standard as noted below.

The FASB issued guidance that clarified and required disclosures about fair value measurements. These include requirements to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy (see Note 4 — “Investments — Fair Value Measurements” for further information relating to Level I, Level II and Level III). The guidance also required that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

ASC 820: Fair Value requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The Company utilizes an independent valuation firm to provide an annual third-party review of the Company’s CLO Securities fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine fair values of CLO Securities, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm’s 2016 annual review concluded that the Company’s model appropriately factors in all the necessary inputs required to build an equity cash flow model for CLO Securities fair for value purposes and that the inputs were being employed correctly.

The Company utilizes an independent valuation firm to provide third party valuation consulting services. Each quarter the independent valuation firm will perform third party valuations of the Company’s investments in material illiquid securities such that they are reviewed at least once during a trailing 12-month period. These third party valuation estimates are considered as one of the relevant data points in the Company’s determination of fair value. The Company intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

The Board of Directors may consider other methods of valuation than those set forth below to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a readily available market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, which may include historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Debt Securities.  To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will be used to determine the fair value of the investments. Valuations from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the valuation, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, if the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns, the Company will determine fair value using alternative methodologies such as available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset-specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the subject assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Income Approach”). The Company also considers, among other things, recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry,

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt securities. Because the Company has not identified any market index that directly correlates to the loan and debt securities held by the Company and therefore uses these benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Income Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity Securities.   The Company’s equity securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA (earnings before interest, taxes, depreciation and amortization) and discounted cash flows from operations, less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. In the event market quotations are readily available for the Company’s equity securities in public companies, those investments may be valued using the Market Approach (as defined below). In cases where the Company receives warrants to purchase equity securities, a market standard Black-Scholes model is utilized.

The significant inputs used to determine the fair value of equity securities include prices, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity securities are classified as Level III, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Asset Manager Affiliates.   The Company’s investments in its wholly-owned asset management companies, the Asset Manager Affiliates, are carried at fair value, which is primarily determined utilizing the Discounted Cash Flow approach (as defined below), which incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation takes into consideration an analysis of comparable asset management companies and the amount of assets under management. The Asset Manager Affiliates are classified as a Level III investment. Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities.  The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies. The investments held by CLO Funds generally relate to non-investment grade credit instruments issued by corporations.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt pay-down and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, a Discounted Cash Flow approach, (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested, or (iii) indicative prices provided by the underwriters or brokers who arrange CLO Funds, a Market Approach. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on a security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as indicative prices provided by underwriters or brokers who arrange CLO Funds, and the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes.

Cash.  The Company defines cash as demand deposits. The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash.  Restricted cash and cash equivalents (e.g., money market funds) consists of cash held for reinvestment and quarterly interest and principal distribution (if any) to holders of notes issued by KCAP Senior Funding I, LLC.

Time Deposits and Money Market Accounts.  Time deposits primarily represent investments of cash held in demand deposit accounts. Money market accounts primarily represent short term interest-bearing deposit accounts and also includes restricted cash held under employee benefit plans.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Interest Income.  Interest income, including the amortization of premium and accretion of discount and accrual of payment-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. For investments with PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible (i.e. via a partial or full non-accrual). Loans which are on partial or full non-accrual remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due, or such loans become current. As of December 31, 2016, two of our investments were on partial non-accrual status, whereby we have recognized income on a portion of contractual PIK amounts due. As of December 31, 2015, there was one issuer on non-accrual status.

Distributions from Asset Manager Affiliates.  The Company records distributions from our Asset Manager Affiliates on the declaration date, which represents the ex-dividend date. Distributions in excess of tax-basis earnings and profits of the distributing affiliate company are recognized as tax-basis return of capital. For interim periods, the Company estimates the tax attributes of any distributions as being either tax-basis earnings and profits (i.e., dividend income) or return of capital (i.e., adjustment to the Company’s cost basis in the Asset Manager Affiliates). The final determination of the tax attributes of distributions from our Asset Manager Affiliates is made on an annual (full calendar year) basis at the end of the year based upon taxable income and distributions for the full-year. Therefore, any estimate of tax attributes of distributions made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

Investment Income on CLO Fund Securities.  The Company generates investment income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and select investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior note holders who typically receive a stated interest rate of return based on a floating rate index, such as the London Interbank Offered Rate (“LIBOR”) on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

GAAP-basis investment income on CLO equity investments is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated projected future cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield prospectively over the remaining life of the investment from the date the estimated yield was changed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class E Notes of the Catamaran 2014-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognize prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized using the effective interest method over the expected term of the borrowing.

Extinguishment of debt.  The Company must derecognize a liability if and only if it has been extinguished through delivery of cash, delivery of other financial assets, delivery of goods or services, or reacquisition by the Company of its outstanding debt securities whether the securities are cancelled or held. If the debt contains a cash conversion option, the Company must allocate the consideration transferred and transaction costs incurred to the extinguishment of the liability component and the reacquisition of the equity component and recognize a gain or loss in the statement of operations.

Expenses.  The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and the Asset Manager Affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with the Asset Manager Affiliates which provides for the sharing of such expenses based on an allocation of office lease costs and the ratable usage of other shared resources.

Shareholder Distributions.  Distributions to common stockholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash distributions automatically reinvested in additional shares of the Company’s common stock.

3. EARNINGS (LOSSES) PER SHARE

In accordance with the provisions of ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. EARNINGS (LOSSES) PER SHARE  – (continued)

The following information sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity per share for the years ended December 31, 2016, 2015, and 2014:

	For the Years ended December 31,
	2016	2015	2014
Net (decrease)/increase in net assets resulting from operations	$(1,039,731)	$(18,634,558)	$15,033,594
Net increase/(decrease) in net assets allocated to unvested share awards	14,520	332,869	(201,239)
Net (decrease)/increase in net assets available to common stockholders	$(1,025,211)	$(18,301,689)	$14,832,355
Weighted average number of common shares outstanding for basic shares computation	37,149,663	36,964,444	34,248,346
Effect of dilutive securities – stock options	—	—	11,631
Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	37,149,663	36,964,444	34,259,977
Net increase in net assets per basic common shares:
Net increase in net assets from operations	$(0.03)	$(0.50)	$0.44
Net increase in net assets per diluted shares:
Net increase in net assets from operations	$(0.03)	$(0.50)	$0.43

Share-based awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to the Company’s employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation.

There were 50,000 options to purchase shares of common stock considered for the computation of the diluted per share information for the year ended December 31, 2016. Since the effects are anti-dilutive for both periods, the options were not included in the computation. For the year ended December 31, 2016 and 2015, the company purchased 67,654 and 36,348 shares, respectively, of common stock in connection with the vesting of employee’s restricted stock, such shares are treated as treasury shares and reduce the weighted average shares outstanding in the computation of earnings per share. For the year ended December 31, 2014, options to purchase 11,631 shares of common stock was included in the computation of diluted earnings per share.

The Company’s Convertible Notes were included in the computation of the diluted net increase or decrease in net assets resulting from operations per share by application of the “if-converted method” for periods when the Convertible Notes were outstanding. Under the if-converted method, interest charges applicable to the convertible notes for the period are added to reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible notes are considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share. For the year ended December 31, 2015, the effects of the Convertible Notes are anti-dilutive. The Convertible Notes matured and were repaid in March 2016.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS

The following table shows the Company’s portfolio by security type at December 31, 2016 and December 31, 2015:

Security Type	December 31, 2016			December 31, 2015
	Cost/Amortized Cost	Fair Value	%(1)	Cost/Amortized Cost	Fair Value	%(1)
Money Market Accounts(2)	$28,699,269	$28,699,269	8%	$2,129,381	$2,129,381	1%
Senior Secured Loan	207,701,078	200,322,152	55	203,819,074	194,123,223	46
Junior Secured Loan	37,251,776	35,444,440	10	40,221,557	37,591,900	9
Senior Unsecured Loan	—	—	—	23,000,000	23,000,000	6
First Lien Bond	3,060,919	1,089,338	—	3,000,000	2,216,700	1
Senior Subordinated Bond	—	—	—	4,466,793	4,615,569	1
Senior Unsecured Bond	—	—	—	11,879,187	10,551,724	3
Senior Secured Bond	1,506,461	1,487,400	—	1,510,560	1,503,755	—
CLO Fund Securities	76,851,317	54,174,350	15	83,214,947	55,872,382	14
Equity Securities	10,389,007	5,056,355	1	10,467,787	9,548,488	2
Preferred Securities	—	—	—	10,411,673	11,036,373	3
Asset Manager Affiliates(3)	55,341,230	40,198,000	11	56,591,230	57,381,000	14
Total	$420,801,057	$366,471,304	100%	$450,712,189	$409,570,495	100%

(1)	Represents percentage of total portfolio at fair value.
(2)	Includes restricted cash held under employee benefit plans.
(3)	Represents the equity investment in the Asset Manager Affiliates.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The industry related information, based on the fair value of the Company’s investment portfolio as of December 31, 2016 and December 31, 2015 for the Company’s investment portfolio was as follows:

Industry Classification	December 31, 2016			December 31, 2015(2)
	Cost/Amortized Cost	Fair Value	%(1)	Cost/Amortized Cost	Fair Value	%(1)
Aerospace and Defense	$8,394,633	$8,450,106	2%	$6,910,349	$6,383,724	1%
Asset Management Company(2)	55,341,230	40,198,000	11	56,591,230	57,381,000	14
Related Party Loan	—	—	—	23,000,000	23,000,000	6
Automotive	6,322,551	6,196,154	2	9,898,494	9,440,866	2
Banking, Finance, Insurance & Real Estate	6,805,514	6,782,010	2	6,270,984	6,008,587	1
Beverage, Food and Tobacco	15,198,830	14,703,372	4	17,334,746	16,882,750	4
Capital Equipment	6,185,129	5,575,048	2	9,519,342	7,846,767	2
Chemicals, Plastics and Rubber	6,421,909	6,444,073	2	3,494,086	3,359,916	1
CLO Fund Securities	76,851,317	54,174,350	15	83,214,947	55,872,382	14
Construction & Building	5,919,158	5,929,606	2	1,976,345	1,907,614	—
Consumer goods: Durable	12,319,905	10,118,736	3	13,983,607	12,753,455	3
Consumer goods: Non-durable	14,766,390	14,452,096	4	20,124,355	19,646,576	5
Ecological	1,741,292	1,760,783	—	—	—	—
Energy: Oil & Gas	14,493,835	8,805,761	2	14,281,821	10,204,318	2
Energy: Electricity	3,904,453	3,937,247	1	3,465,576	3,465,000	1
Environmental Industries	12,279,924	12,185,239	3	13,735,492	13,179,657	3
Forest Products & Paper	4,192,889	4,192,907	1	5,888,294	5,883,080	1
Healthcare & Pharmaceuticals	58,769,668	53,594,534	15	58,649,512	55,417,827	13
High Tech Industries	9,854,093	9,936,109	3	11,727,898	11,662,995	3
Hotel, Gaming & Leisure	400,000	1,000	—	400,000	1,000	—
Media: Advertising, Printing & Publishing	11,712,682	11,453,447	3	11,167,950	10,340,449	3
Media: Broadcasting & Subscription	8,273,174	8,372,984	2	7,428,110	7,406,792	2
Metals & Mining	—	—	—	228,563	991	—
Retail	1,415,457	759,581	—	4,416,709	3,594,599	1
Services: Business	16,125,481	16,230,486	4	18,206,668	21,022,801	5
Services: Consumer	6,212,108	6,204,889	2	6,512,029	6,356,054	2
Telecommunications	12,809,799	12,767,823	3	13,776,871	12,425,489	3
Time Deposit and Money Market Accounts(3)	28,699,269	28,699,269	8	2,129,381	2,129,381	1
Transportation: Cargo	7,557,315	7,190,135	2	18,232,953	18,865,603	5
Transportation: Consumer	2,412,614	2,324,516	1	2,472,795	2,324,381	1
Utilities: Electric	5,420,438	5,031,043	1	5,673,082	4,806,441	1
Total	$420,801,057	$366,471,304	100%	$450,712,189	$409,570,495	100%

(1)	Calculated as a percentage of total portfolio at fair value.
(2)	Represents the equity investment in the Asset Manager Affiliates.
(3)	Includes restricted cash held under employee benefit plans.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The Company may invest up to 30% of the investment portfolio in “non-qualifying” opportunistic investments, including investments in debt and equity securities of CLO Funds, distressed debt or debt and equity securities of large cap public companies. Within this 30% of the portfolio, the Company also may invest in debt of middle market companies located outside of the United States.

At December 31, 2016 and December 31, 2015, the total amount of non-qualifying assets was approximately 17% and 18% of total assets, respectively. The majority of non-qualifying assets were foreign investments which were approximately 14% and 13% of the Company’s total assets, respectively (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 14% and 13% of its total assets on such dates, respectively).

The following tables detail the ten largest portfolio investments (at fair value) as of December 31, 2016:

Investment	December 31, 2016
	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$55,341,230	$40,198,000	11%
US Bank Money Market Account	28,685,001	28,685,001	8
Katonah 2007-I CLO Ltd.	28,022,646	20,453,099	6
Grupo HIMA San Pablo, Inc.	9,828,619	9,113,125	2
Catamaran CLO 2016-1 Ltd.	10,140,000	8,350,290	2
Tank Partners Holdings, LLC	11,822,180	6,552,311	2
Roscoe Medical, Inc.	6,666,733	6,499,000	2
Weiman Products, LLC	5,462,647	5,321,809	1
Nielsen & Bainbridge, LLC	5,326,136	5,199,447	1
Catamaran CLO 2014-2 Ltd.	6,967,560	5,092,087	1
Total	$168,262,752	$135,464,169	36%

Investment	December 31, 2015
	Cost/Amortized Cost	Fair Value	% of FMV
Asset Manager Affiliates	$56,591,230	$57,381,000	14%
Trimaran Advisors, L.L.C.	23,000,000	23,000,000	6
Katonah 2007-I CLO Ltd.	24,312,424	20,295,677	5
DBI Holding, LLC	8,585,578	12,975,447	3
Crowley Holdings Preferred, LLC	10,411,673	11,036,373	3
Grupo HIMA San Pablo, Inc.	9,817,315	9,917,500	2
Catamaran CLO 2015-1 Ltd.	11,869,751	8,789,651	2
Tank Partners Holdings, LLC	10,624,515	8,177,538	2
Weiman Products, LLC	6,582,457	6,619,805	2
Nielsen & Bainbrige, LLC	6,803,605	6,510,157	2
Total	$168,598,548	$164,703,148	41%

Excluding the Asset Manager Affiliates and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 13% and 19% of the total fair value of the Company’s investments at December 31, 2016 and December 31, 2015, respectively.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

Investments in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities (typically preferred shares or subordinated securities) of CLO Funds managed by the Asset Manager Affiliates and may selectively invest in securities issued by CLO funds managed by other asset management companies. These securities also are entitled to recurring distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders, management fees and CLO Fund expenses. CLO Funds invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

In May and August 2014, the Company purchased $11.1 million and $9.9 million of the par value of the Subordinated Notes of Catamaran 2014-1 CLO (“Catamaran 2014-1”) and 2014-2 CLO (“Catamaran 2014-2”), respectively. Both are managed by Trimaran Advisors.

In May 2015, the Company purchased $11.9 million of the par value of the Subordinated Notes of Catamaran 2015-1 CLO (“Catamaran 2015-1”) managed by Trimaran Advisors.

On February 29, 2016, Katonah X CLO Ltd. was fully liquidated and all of its outstanding obligations were satisfied. The Company received approximately $1.0 million in connection therewith related to its investment in the subordinated securities issued by Katonah X CLO Ltd. Accordingly, the Company recorded a realized loss during the first quarter of 2016 of approximately $6.6 million on its investment in Katonah X CLO Ltd. and a corresponding unrealized gain of the same amount in order to reverse the approximately $6.6 million of previously recorded unrealized depreciation with respect to the investment.

In June 2016, the Company sold $7.0 million par value of the Subordinated Notes of Catamaran 2015-1 for $4.2 million.

In December 2016, the Company purchased $10.1 million of the par value of the Subordinated Notes of Catamaran 2016-1 CLO (“Catamaran 2016-1”) managed by Trimaran Advisors.

All CLO Funds managed by the Asset Manager Affiliates are currently making quarterly distributions to the Company with respect to its interests in the CLO Funds and are paying all senior and subordinate management fees to the Asset Manager Affiliates. With the exception of Katonah III, Ltd. and Grant Grove CLO, Ltd. (which have been called), all third-party managed CLO Funds are making distributions to the Company.

Fair Value Measurements

The Company follows the provisions of ASC 820: Fair Value, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820: Fair Value defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of ASC 820: Fair Value, the FASB has issued various staff positions clarifying the initial standard (see Note 2 — “Significant Accounting Policies — Investments”).

ASC 820: Fair Value establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by ASC 820: Fair Value, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid debt securities and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. A majority of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. The Company’s fair value determinations may include factors such as an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The following table summarizes the fair value of investments by the above ASC 820: Fair Value fair value hierarchy levels as of December 31, 2016 and December 31, 2015, respectively:

	As of December 31, 2016			Total
	Level I	Level II	Level III
Money market accounts	$—	$28,699,269	$—	$28,699,269
Debt securities	—	84,601,585	153,741,745	238,343,330
CLO fund securities	—	—	54,174,350	54,174,350
Equity securities	—	—	5,056,355	5,056,355
Asset Manager Affiliates	—	—	40,198,000	40,198,000
Total	$—	$113,300,854	$253,170,450	$366,471,304

	As of December 31, 2015			Total
	Level I	Level II	Level III
Money market accounts	$—	$2,129,381	$—	$2,129,381
Debt securities	—	101,238,779	183,400,465	284,639,244
CLO fund securities	—	—	55,872,382	55,872,382
Equity securities	—	445,485	9,103,003	9,548,488
Asset Manager Affiliates	—	—	57,381,000	57,381,000
Total	$—	$103,813,645	$305,756,850	$409,570,495

As a BDC, the Company is required to invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, a significant portion of the Company’s investments at any given time will likely be deemed Level III investments. Investment values derived by a third party pricing service are generally deemed to be Level III values. For those that have observable trades, the Company considers them to be Level II.

Values derived for debt and equity securities using comparable public/private companies generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly or quarterly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for the Asset Manager Affiliates using comparable public/private companies utilize market-observable data and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the Asset Manager Affiliates. The Company recognizes that comparable asset managers may not be fully comparable to the Asset Manager Affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The Company’s policy for determining transfers between levels is based solely on the previously defined three-level hierarchy for fair value measurement. Transfers between the levels of the fair value hierarchy are separately noted in the tables below and the reason for such transfer described in each table’s respective footnotes. Certain information relating to investments measured at fair value for which the Company has used unobservable inputs to determine fair value is as follows:

	Year Ended December 31, 2016
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliate	Total
Balance, December 31, 2015	$183,400,465	$55,872,382	$9,103,003	$57,381,000	$305,756,850
Transfers out of Level III(1)	(14,855,471)	—	—	—	(14,855,471)
Transfers into Level III(2)	22,107,141	—	445,485	—	22,552,626
Net accretion	318,999	(2,192,069)	—	—	(1,873,070)
Purchases	33,641,315	10,140,000	180,161	—	43,961,476
Sales/Paydowns/Return of Capital	(66,559,349)	(4,200,000)	(4,743,682)	(1,250,000)	(76,753,031)
Total realized gain/(loss) included in earnings	(366,924)	(10,111,560)	4,484,742	—	(5,993,742)
Total unrealized gain (loss) included in earnings	(3,944,431)	4,665,597	(4,413,354)	(15,933,000)	(19,625,188)
Balance, December 31, 2016	$153,741,745	$54,174,350	$5,056,355	$40,198,000	$253,170,450
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(6,969,509)	$4,665,597	$(4,413,354)	$(15,933,000)	$(22,650,266)

(1)	Transfers out of Level III represent a transfer of $14,855,471 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were observable as of December 31, 2016.
(2)	Transfers into Level III represent a transfer of $22,107,141 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were unobservable as of December 31, 2016.

	Year Ended December 31, 2015
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliate	Total
Balance, December 31, 2014	$171,018,343	$77,514,902	$8,119,681	$72,326,000	$328,978,926
Transfers out of Level III(1)	(30,472,595)	—	—	—	(30,472,595)
Transfers into Level III(2)	34,013,134	—	—	—	34,013,134
Net accretion	300,255	(9,507,048)	—	—	(9,206,793)
Purchases	990,000	11,952,000	—	—	12,942,000
Sales/Paydowns/Return of Capital	—	(3,872,700)	(317,340)	(3,701,446)	(7,891,486)
Total realized gain included in earnings	99,145	(6,246,883)	3,015	—	(6,144,723)
Total unrealized gain (loss) included in earnings	7,452,183	(13,967,889)	1,297,647	(11,243,554)	(16,461,613)
Balance, December 31, 2015	$183,400,465	$55,872,382	$9,103,003	$57,381,000	$305,756,850
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(7,109,531)	$(20,760,499)	$1,297,647	$(11,243,554)	$(23,254,223)

(1)	Transfers out of Level III represent a transfer of $30,472,595 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were observable as of December 31, 2015.
(2)	Transfers into Level III represent a transfer of $34,013,134 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were unobservable as of December 31, 2015.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

As of December 31, 2016, the Company’s Level II portfolio investments were valued by a third party pricing services for which the prices are not adjusted and for which inputs are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or by inputs that are derived principally from, or corroborated by, observable market information. The fair value of the Company’s Level II portfolio investments was $113,300,854 as of December 31, 2016.

As of December 31, 2016, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Primary Valuation Methodology	Unobservable Inputs	Range of Inputs (Weighted Average)
Debt Securities	$ 7,639,648	Enterprise Value	Average EBITDA Multiple	5.3x
	$ 146,102,097	Income Approach	Implied Discount Rate	5.6% – 21.5% (9.15)%
Equity Securities	$ 5,050,355	Enterprise Value	Average EBITDA Multiple/WAAC	4.8x/7.4% – 14.1x/13.9% (9.3x/12.0)%
	$ 6,000	Options Value	Qualitative Inputs(1)
CLO Fund Securities	$ 45,824,290	Discounted Cash Flow	Discount Rate	11.8% – 13.0% (13.0)%
			Probability of Default	2.0% – 2.5% (2.0)%
			Loss Severity	25.0% – 25.9% (25.9)%
			Recovery Rate	74.1% – 75% (74.2)%
			Prepayment Rate	25.0% – 29.1% (25.1)%
	$ 8,350,290	Market Approach	3rd Party Quote	82.35% (82.35)%
Asset Manager Affiliate	$ 40,198,000	Discounted Cash Flow	Discount Rate	2.5% – 13.0% (7.6)%
Total Level III Investments	$ 253,170,450

(1)	The qualitative inputs used in the fair value measurements of the Debt Securities include estimates of the distressed liquidation value of the pledged collateral.

As of December 31, 2015, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Primary Valuation Methodology	Unobservable Inputs	Range of Inputs (Weighted Average)
Debt Securities	$ 2,216,700	Enterprise Value	Average EBITDA Multiple	7.2x
	$ 181,182,774	Income Approach	Implied Discount Rate	4.9% – 27.1% (10.46)%
	$ 991	Options Value	Qualitative Inputs[1]
Equity Securities	$ 9,100,003	Enterprise Value	Average EBITDA Multiple/WAAC	4.8x/6.9% – 12.9x/13.4% (6.8x/12.0)%
	$ 3,000	Options Value	Qualitative Inputs(1)
CLO Fund Securities	$ 55,872,382	Discounted Cash Flow	Discount Rate	11.3% – 15.0% (14.9)%
			Probability of Default	2.0% – 2.5% (2.1)%
			Loss Severity	25.0% – 25.9% (25.7)%
			Recovery Rate	74.1% – 75% (74.3)%
			Prepayment Rate	7.9% – 32.0% (25.3)%
Asset Manager Affiliate	$ 57,381,000	Discounted Cash Flow	Discount Rate	2.4% – 15.0% (8.6)%
Total Level III Investments	$ 305,756,850

(1)	The qualitative inputs used in the fair value measurements of the Debt Securities include estimates of the distressed liquidation value of the pledged collateral.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities may include, among other things, broad market indices, the comparable yields of similar investments in similar industries, effective discount rates, average EBITDA multiples, and weighted average cost of capital. Significant increases or decreases in such comparable yields would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s equity securities include the EBITDA multiple of similar investments in similar industries and the weighted average cost of capital. Significant increases or decreases in such inputs would result in a significantly lower or higher fair value measurement.

Significant unobservable input used in the fair value measurement of the Company’s CLO Fund securities include default rates, recovery rates, prepayment rates, spreads, and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented. Significant increases or decreases in probability of default and loss severity inputs in isolation would result in a significantly lower or higher fair value measurement. In general, a change in the assumption of the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity in an event of default. Significant increases or decreases in the discount rate in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Asset Manager Affiliates is the discount rate used to present value prospective cash flows. Prospective revenues are generally based on a fixed percentage of the par value of CLO Fund assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the fees earned by the Asset Manager Affiliates are generally not subject to market value fluctuations in the underlying collateral. The discounted cash flow model incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Significant increases or decreases in such discount rate would result in a significantly lower or higher fair value measurement.

5. ASSET MANAGER AFFILIATES

Wholly-Owned Asset Managers

The Asset Manager Affiliates are wholly-owned portfolio companies. The Asset Manager Affiliates manage CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At December 31, 2016, the Asset Manager Affiliates had approximately $3.0 billion of par value of assets under management, respectively, and the Company’s 100% equity interest in the Asset Manager Affiliates had a fair value of approximately $40.2 million, respectively.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. ASSET MANAGER AFFILIATES  – (continued)

As a manager of the CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate net income equal to the amount by which their fee income exceeds their operating expenses, including compensation of their employees and income taxes. The management fees the Asset Manager Affiliates receive have three components — a senior management fee, a subordinated management fee and an incentive fee. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

For the years ended December 31, 2016, 2015, and 2014, the Asset Manager Affiliates declared cash distributions of $2.7 million, $9.1 million, and $11.9 million to the Company, respectively. Any distributions from the Asset Manager Affiliates out of their estimated tax-basis earnings and profits are recorded as “Dividends from Asset Manager Affiliates” on the Company’s statement of operations. The Company recognized $1.4 million, $5.3 million, and $5.5 million of Dividends from Asset Manager Affiliates in the Statement of Operations in 2016, 2015, and 2014, respectively. The difference between cash distributions received and the tax-basis earnings and profits of the distributing affiliate, are recorded as an adjustment to the cost basis in the Asset Manager Affiliate (i.e., tax-basis return of capital). Distributions receivable, if any, are reflected in the Due from Affiliates account on the consolidated balance sheets.

The tax attributes of distributions received from the Asset Manager Affiliates are determined on an annual basis. The Company makes an estimate of the tax-basis earnings and profits of the Asset Manager Affiliates on a quarterly basis, and any quarterly distributions received in excess of the estimated earnings and profits are recorded as return of capital (reduction in the cost basis of the investment in Asset Manager Affiliate).

The Asset Manager Affiliates’ fair value is determined quarterly. The valuation is primarily determined utilizing a discounted cash flow model. See Note 2 — “Significant Accounting Policies” and Note 4 — “Investments” for further information relating to the Company’s valuation methodology.

On February 18, 2015, the FASB issued Accounting Standards Update 2015-2 (“ASU 2015-2”), which updated consolidation standards under ASC Topic 810, “Consolidation”. Under this update, a new consolidation analysis is required for VIEs and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their management fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance was effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015, early adoption was permitted. The Asset Manager Affiliates adopted ASU 2015-2 in 2016 which resulted in the deconsolidation of the CLO Funds. Prior year amounts have been restated to reflect the retrospective adoption of ASU 2015-2.

In accordance with Rules 3-09, Rule 4-08(g) and 1-02 of Regulation S-X, additional financial information with respect to the Asset Manager Affiliates and with respect to two of the CLO Funds in which the Company had an investment, Katonah 2007-I CLO and Katonah X CLO are required to be included in the Company’s SEC filings. The additional financial information regarding the Asset Manager Affiliates and Katonah 2007-I CLO (pursuant to Rule 3-09) immediately follow these financial statements. The additional information regarding Katonah X CLO (pursuant to Rule 4-08(g)) is set forth below. This additional financial information regarding the Asset Manager Affiliates, Katonah 2007-1 CLO and Katonah X CLO does not directly impact the financial position, results of operations, or cash flows of the Company

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. ASSET MANAGER AFFILIATES  – (continued)

Katonah X CLO Ltd.

Summarized Balance Sheet Information

	As of December 31, 2016	As of December 31, 2015
Cash	—	198,102
Receivable for investments sold	—	4,178,443
Total assets	—	4,816,030
CLO Debt at fair value(1)	—	3,000,000
Total liabilities	—	4,816,030

(1)	Includes subordinated securities of approximately $3.0 million as of December 31, 2015.

Katonah X CLO Ltd.

Summarized Statements of Operations Information

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Interest income from investments	$—	$7,619,817	$12,441,502
Total income	—	7,823,471	13,170,483
Interest expense	—	10,194,889	8,945,449
Total expenses	—	16,241,895	13,136,542
Net realized and unrealized losses	—	1,383,719	(10,998,445)
Decrease in net assets resulting from operations	—	(7,034,705)	(10,964,505)

On February 29, 2016, Katonah X CLO Ltd. was fully liquidated and all of its outstanding obligations were satisfied. The Company received approximately $1.0 million in connection therewith related to its investment in the subordinated securities issued by Katonah X CLO Ltd. Accordingly, the Company recorded a realized loss during the first quarter of 2016 of approximately $6.6 million on its investment in Katonah X CLO Ltd. and a corresponding unrealized gain of the same amount in order to reverse the approximately $6.6 million of previously recorded unrealized depreciation with respect to the investment.

As separately regarded entities for tax purposes, the Asset Manager Affiliates are taxed at normal corporate rates. In order to maintain the Company’s RIC status, any tax-basis dividends paid by the Asset Manager Affiliates to the Company would generally need to be distributed to the Company’s shareholders. Generally, such tax-basis dividends of the Asset Manager Affiliates’ income which was distributed to the Company’s shareholders will be considered as qualified dividends for tax purposes. The Asset Manager Affiliates’ taxable net income will differ from U.S. GAAP net income because of deferred tax temporary differences and permanent tax adjustments. Deferred tax temporary differences may include differences for the recognition and timing of amortization and depreciation, compensation related expenses, and net loss carryforward, among other things. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for U.S. GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which is being amortized for tax purposes on a straight-line basis over 15 years.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. ASSET MANAGER AFFILIATES  – (continued)

Additional goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Trimaran Advisors by one of KCAP’s affiliates, in exchange for shares of the Company’s stock valued at $25.5 million and cash of $13.0 million. The transaction was considered an asset purchase under Section 351(a) of the code and resulted in tax goodwill of approximately $22.8 million which is being amortized for tax purposes on a straight-line basis over 15 years.

During the second quarter of 2016, KCAP contributed 100% of its ownership interests in Katonah Debt Advisors and Trimaran Advisors Management to Commodore Holdings, a wholly-owned subsidiary of KCAP. These transactions simplify the tax structure of the AMAs and facilitate the consolidation of tax basis goodwill deductions for the AMAs, which may impact the tax character of distributions from the AMAs.

Related Party Transactions

On February 26, 2013, the Company entered into a senior credit agreement (the “Trimaran Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide capital necessary to support one or more of Trimaran Advisors’ warehouse lines of credit and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Trimaran Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. Outstanding borrowings on the Trimaran Credit Facility are callable by the Company at any time. On April 15, 2013, the Trimaran Credit Facility was amended and upsized from $20 million to $23 million. At December 31, 2016 there were no loans outstanding under the Trimaran Credit Facility. At December 31, 2015 the par value of the outstanding loan was $23 million. For the years ended December 31, 2016 and 2015, the Company recognized interest income of approximately $1.8 million and $1.7 million, respectively, related to the Trimaran Credit Facility.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of December 31, 2016	As of December 31, 2015
Notes issued by KCAP Senior Funding I, LLC (net of discount and offering costs of: 2016 – $2,286,425 and $2,459,156, respectively; 2015 – $2,907,595 and $3,126,009, respectively)	142,604,419	141,316,396
7.375% Notes Due 2019 (net of offering costs of: 2016 – $550,774; 2015 – $890,344)	$32,980,151	$40,509,656
Convertible Notes, due March 15, 2016 (net of offering costs of: 2015 – $21,291)	—	19,277,709
	$175,584,570	$201,103,761

The weighted average stated interest rate and weighted average maturity on all our debt outstanding as of December 31, 2016 were 3.9% and 6.7 years, respectively, and as of December 31, 2015 were 4.08% and 6.8 years, respectively.

KCAP Senior Funding I, LLC (Debt Securitization)

On June 18, 2013, the Company completed the sale of notes in a $140,000,000 debt securitization financing transaction. The notes offered in this transaction (the “KCAP Senior Funding I Notes”) were issued by KCAP Senior Funding I, LLC, a newly formed special purpose vehicle (the “Issuer”), in which KCAP Senior Funding I Holdings, LLC, a wholly-owned subsidiary of the Company (the “Depositor”), owns all of the KCAP Senior Funding I Subordinated Notes (as defined below), and are backed by a diversified portfolio of bank loans. The indenture governing the KCAP Senior Funding I Notes contains an event of default that is triggered in the event that certain coverage tests are not met.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

The secured notes (the “KCAP Senior Funding I Secured Notes”) were issued as Class A senior secured floating rate notes which have an initial face amount of $77,250,000, are rated AAA (sf)/Aaa (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at the three-month LIBOR plus 1.50%, Class B senior secured floating rate notes which have an initial face amount of $9,000,000, are rated AA (sf)/Aa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus the 3.25%, Class C secured deferrable floating rate notes which have an initial face amount of $10,000,000, are rated A (sf)/A2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 4.25%, and Class D secured deferrable floating rate notes which have an initial face amount of $9,000,000, are rated BBB (sf)/Baa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 5.25%. The Depositor retained all of the subordinated notes of the Issuer (the “KCAP Senior Funding I Subordinated Notes”), which have an initial face amount of $34,750,000. The KCAP Senior Funding I Subordinated Notes do not bear interest and are not rated. Both the KCAP Senior Funding I Secured Notes and the KCAP Senior Funding I Subordinated Notes have a stated maturity on the payment date occurring on July 20, 2024, and are subject to a two year non-call period. The Issuer has a four year reinvestment period. The stated interest rate re-sets on a quarterly basis based upon the then-current level of the benchmark three-month LIBOR.

On December 8, 2014, the Company completed the sale of additional notes (“Additional Issuance Securities”) in a $56,000,000 increase to the collateralized loan obligation transaction that originally closed on June 18, 2013 (the “Original Closing Date”). The issuance of additional notes was proportional across all existing classes of notes issued on the Original Closing Date.

Each class of secured Additional Issuance Securities (all such classes, collectively, the “Additional Issuance Offered Securities”) was issued as a pari passu sub-class of an existing class of notes issued on the Original Closing Date. Accordingly, the ratings given by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. to each existing class of notes issued on the Original Closing Date will apply to each class of Additional Issuance Offered Securities that constitutes a related pari passu sub-class of such existing class of notes issued on the Original Closing Date.

The Additional Issuance Offered Securities were issued as Class A-2 senior secured floating rate notes which have an initial face amount of $30,900,000, have a rating of AAA (sf)/Aaa (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at the three-month LIBOR plus 1.50%, Class B-2 senior secured floating rate notes which have an initial face amount of $3,600,000, a rating of AA (sf)/Aa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 3.25%, Class C-2 secured deferrable floating rate notes which have an initial face amount of $4,000,000, a rating of A (sf)/A2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 4.25%, and Class D-2 secured deferrable floating rate notes which have an initial face amount of $3,600,000, a rating of BBB (sf)/Baa2 (sf) by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest at three-month LIBOR plus 5.25%. The Depositor retained all of the subordinated Additional Issuance Securities of the Issuer (the “Additional Issuance Subordinated Notes”), which have an initial face amount of $13,900,000. The Additional Issuance Subordinated Notes do not bear interest and are not rated. The Additional Issuance Securities have a stated maturity date of July 20, 2024 and are subject to a non-call period until the payment date on the Additional Issuance Securities occurring in July 2015. The Issuer has a reinvestment period to and including the payment date on the Additional Issuance Securities occurring in July 2017, or such earlier date as is provided in the indenture relating to the Additional Issuance Securities. In connection with the Additional Issuance Offered Securities, the Company incurred issuance costs and OID costs of approximately $679,000 and $896,000, respectively.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

As part of this transaction, the Company entered into a master loan sale agreement with the Depositor and the Issuer under which the Company sold or contributed certain bank loans to the Depositor, and the Depositor sold such loans to the Issuer in exchange for a combination of cash and the issuance of the KCAP Senior Funding I Subordinated Notes to the Depositor.

In connection with the issuance and sale of the KCAP Senior Funding I Notes, the Company has made customary representations, warranties and covenants in the purchase agreement by and between the Company, the Depositor, the Issuer and Guggenheim Securities, LLC, which served as the initial purchaser of the KCAP Senior Funding I Secured Notes. The KCAP Senior Funding I Secured Notes are the secured obligations of the Issuer, and an indenture governing the KCAP Senior Funding I Notes includes customary covenants and events of default. The KCAP Senior Funding I Notes were sold in a private placement transaction and have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company serves as collateral manager to the Issuer under a collateral management agreement, which contains customary representations, warranties and covenants. Under the collateral management agreement, the Company will perform certain investment management functions, including supervising and directing the investment and reinvestment of the Issuer’s assets, as well as perform certain administrative and advisory functions.

In addition, because each of the Issuer and the Depositor are consolidated subsidiaries, the Company did not recognize any gain or loss on the transfer of any of our portfolio assets to such vehicles in connection with the issuance and sale of the KCAP Senior Funding I Notes.

As of December 31, 2016, there were 77 investments in portfolio companies with a total fair value of approximately $190.4 million plus cash of $8.5 million, collateralizing the secured notes of the Issuer. At December 31, 2016, there were unamortized issuance costs of approximately $2.5 million, and unamortized original issue discount, (“OID”) of approximately $2.3 million included in Notes issued by KCAP Senior Funding I, LLC liabilities in the accompanying consolidated balance sheet. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

For the years ended December 31, 2016, 2015, and 2014, interest expense, including the amortization of deferred debt issuance costs and the discount on the face amount of the notes was approximately $5.6 million, $5.0 million and $3.8 million, respectively, consisting of stated interest expense of approximately $4.4 million, $3.8 million and $2.8 million, respectively, accreted discount of approximately $621,000, $605,000 and $450,000, respectively, and deferred debt issuance costs of approximately $667,000, $649,000 and $525,000, respectively. As of December 31, 2016 the stated interest charged under the securitization was based on current three month LIBOR at the reset date, which was 0.88%. The classes, stated interest rates, spread over LIBOR, and stated interest expense are as follows:

	Stated Interest Rate(1)	LIBOR Spread (basis points)	Interest Expense(1)
KCAP Senior Funding LLC Class A Notes	2.38%	150	$2,573,970
KCAP Senior Funding LLC Class B Notes	4.13%	325	520,380
KCAP Senior Funding LLC Class C Notes	5.13%	425	718,200
KCAP Senior Funding LLC Class D Notes	6.13%	525	772,380
Total			$4,584,930

(1)	Stated Interest Rate (and thus periodic interest expense), will vary based upon prevailing 3 month LIBOR as of the reset date.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A, B, C, and D are as follows:

Description	Class A Notes	Class B Notes	Class C Notes	Class D Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Secured Deferrable Floating Rate	Secured Deferrable Floating Rate
Amount Outstanding	$108,150,000	$12,600,000	$14,000,000	$12,600,000
Moody's Rating (sf)	“Aaa”	“Aa2”	“A2”	“Baa2”
Standard & Poor's Rating (sf)	“AAA”	“AA”	“A”	“BBB”
Interest Rate	LIBOR + 1.50%	LIBOR + 3.25%	LIBOR + 4.25%	LIBOR + 5.25%
Stated Maturity	July, 2024	July, 2024	July, 2024	July, 2024
Junior Classes	B, C, D and Subordinated	C, D and Subordinated	D and Subordinated	Subordinated

(1)	Three month LIBOR, which was .88% as of the last reset date.

The Company’s outstanding principal amounts, carrying values and fair values of the Class A, B, C and D Notes are as follows:

	As of December 31, 2016
	Principal Amount	Carrying Value	Fair Value
KCAP Senior Funding LLC Class A Notes	$108,150,000	$104,666,900	$107,338,875
KCAP Senior Funding LLC Class B Notes	12,600,000	12,194,202	12,615,750
KCAP Senior Funding LLC Class C Notes	14,000,000	13,549,113	14,000,000
KCAP Senior Funding LLC Class D Notes	12,600,000	12,194,204	12,379,500
Total	$147,350,000	$142,604,419	$146,334,125

Fair Value of KCAP Senior Funding I.  The Company carries the KCAP Senior Funding I Notes at cost, net of unamortized discount and offering costs of approximately $4.7 million and $6.0 million, respectively. The fair value of the KCAP Senior Funding I Notes was approximately $146.3 million and $143.8 million at December 31, 2016 and 2015, respectively. The fair values were determined based on third party indicative values. The KCAP Senior Funding I L.L.C. Notes are categorized as Level III under ASC 820: Fair Value.

7.375% Notes Due 2019

On October 10, 2012, the Company issued $41.4 million in aggregate principal amount of unsecured 7.375% Notes Due 2019. The net proceeds for these Notes, after the payment of underwriting expenses, were approximately $39.9 million. Interest on the 7.375% Notes Due 2019 is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 7.375%, commencing December 30, 2012. The 7.375% Notes Due 2019 mature on September, 30, 2019 and are unsecured obligations of the Company. The 7.375% Notes Due 2019 are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, on or after September 30, 2015, at a redemption price per security equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption. In addition, due to the asset coverage test applicable to the Company as a BDC and a covenant that the Company agreed to in connection with the issuance of the 7.375% Notes Due 2019, the Company is limited in its ability to make distributions in certain circumstances. The indenture governing the 7.375% Notes Due 2019 contains certain restrictive covenants, including compliance with certain provisions of the 1940 Act relating to borrowing and dividends. At December 31, 2016, the Company was in compliance with all of its debt covenants.

For the years ended December 31, 2016, 2015 and 2014, interest expense related to the 7.375% Notes Due 2019 was approximately $2.9 million, $3.1 million and $3.1 million, respectively.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

In connection with the issuance of the 7.375% Notes Due 2019, the Company incurred approximately $1.5 million of debt offering costs which are being amortized over the expected term of the facility on an effective yield method, of which approximately $551,000 remains to be amortized, and is included on the consolidated balance sheets as a reduction in the related debt liability.

During the second quarter of 2016, the Company repurchased approximately $2.4 million par value of the 7.375% notes due 2019 at a weighted average price of $25.23 per $25.00 note, resulting in a realized loss on extinguishment of $71,190. KCAP subsequently surrendered these notes to the Trustee for cancellation.

During the third quarter of 2016, $5.0 million par value of the 7.375% notes due 2019 was redeemed by the Company, resulting in a realized loss on extinguishment of $88,015.

During the fourth quarter of 2016, approximately $469,000 par value of the 7.375% notes due 2019 was redeemed by the Company, resulting in a realized loss on extinguishment of $15,006.

Fair Value of 7.375% Notes Due 2019.  The 7.375% Notes Due 2019 were issued in a public offering on October 10, 2012 and are carried at cost. For the years ended December 31, 2016 and 2015, the fair value of the Company’s outstanding 7.375% Notes Due 2019 was approximately $34.2 million and $41.1 million, respectively. The fair value was determined based on the closing price on December 31, 2016 and 2015 for the 7.375% Notes Due 2019. The 7.375% Notes Due 2019 are categorized as Level I under the ASC 820 Fair Value.

Convertible Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible notes due March 2016 (“Convertible Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Notes for a total of $60 million in aggregate principal amount. The net proceeds from the sale of the Convertible Notes, after the payment of underwriting expenses, were approximately $57.7 million. Interest on the Convertible Notes is due semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Convertible Notes matured and were repaid on March 15, 2016. The Convertible Notes were senior unsecured obligations of the Company.

In connection with the issuance of the Convertible Notes, the Company incurred approximately $2.4 million of debt offering costs, which were amortized over the term of the Convertible Notes on an effective yield method. On April 4, 2013, approximately $9 million of the Company’s 8.75% Convertible Notes were converted at a price per share of $8.159 into 1,102,093 shares of KCAP common stock. On September 4, 2013, the Company purchased $2.0 million face value of its own Convertible Notes at a price of $114.50, plus accrued interest. KCAP subsequently surrendered these notes to the trustee for cancellation effective September 13, 2013. During 2015, the Company repurchased approximately $19.3 million face value of its own Convertible Notes at a price ranging from $101.500 to $102.375. KCAP subsequently surrendered these notes to the Trustee for cancellation. Due to the cash conversion option embedded in the Convertible Notes, the Company applied the guidance in ASC 470-20-40, Debt with Conversion and Other Options and realized a loss on the extinguishment of this debt. The indenture governing the Convertible Notes contains certain restrictive covenants, including compliance with certain provisions of the 1940 Act and conditions governing the undertaking of new debt. The Convertible Notes matured and were fully repaid on March 15, 2016.

For the years ended the years ended December 31, 2016, 2015, and 2014, interest expense related to the Convertible Notes was $378,000, $3.1 million and $4.1 million, respectively.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

Fair Value of Convertible Notes.  The Company carries the Convertible Notes at cost. The Convertible Notes were issued in a private placement and there was no active trading of these notes. The estimated fair value of the Company’s outstanding Convertible Notes was approximately $19.5 million at December 31, 2015. The fair value was determined based on an indicative closing price as of that date. The Convertible Notes are categorized as Level III following ASC 820: Fair Value.

7. DISTRIBUTABLE TAXABLE INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 tax-calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly distributions, if any, are determined by the Board of Directors. The Company anticipates distributing substantially all of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2016). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are typically reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP; accordingly at calendar years ended December 31, 2016 and 2015, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the tax treatment of return of capital distributions and non-deductible expenses, as follows:

	Year Ended December 31,
	2016	2015
Capital in excess of par value	$(10,491,016)	$(2,850,376)
Accumulated undistributed net investment income	$10,587,127	$2,744,870
Accumulated net realized losses	$(96,111)	$105,506

The following reconciles net increase in net assets resulting from operations to taxable income for the year ended December 31, 2016 and 2015:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net decrease in net assets resulting from operations	$(1,039,731)	$(18,634,558)
Net change in unrealized appreciation from investments	13,188,048	36,169,870
Net realized losses	6,341,678	6,647,477
Book tax differences on CLO equity investments	(3,193,602)	(991,297)
Other book tax differences	(534,714)	142,721
Taxable income before deductions for distributions	$14,761,679	$23,334,213
Taxable income before deductions for distributions per weighted average basic shares for the period	$0.40	$0.63

Dividends from Asset Manager Affiliates are recorded based upon a quarterly estimate of tax-basis earnings and profits of each Asset Manager Affiliate. Distributions in excess of the estimated tax-basis quarterly earnings and profits of each distributing Asset Manager Affiliate are recognized as tax-basis return of capital. The actual tax-basis earnings and profits and resulting dividend and/or return of capital for the year will be determined at the end of the tax year for each distributing Asset Manager Affiliate. For years ended

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAXABLE INCOME  – (continued)

the years ended December 31, 2016, 2015, and 2014, the Asset Manager Affiliates declared cash distributions of approximately $2.7 million $9.1 million, and $11.9 million to the Company, respectively. The Company recognized approximately $1.4 million, $5.3 million, and $5.5 million, respectively, of dividends from Asset Manager Affiliates in the Statement of Operations for the years ended the years ended December 31, 2016, 2015, and 2014. The difference of $1.3 million, $3.8 million, and $6.4 million, respectively, between cash distributions received and the tax-basis earnings and profits of the distributing affiliate, are recorded as an adjustment to the cost basis in the Asset Manager Affiliate (i.e. tax-basis return of capital), for the years ended the years ended December 31, 2016, 2015, and 2014, respectively.

Distributions to shareholders that exceed tax-basis distributable income (tax-basis net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The tax character of distributions is made on an annual (full calendar-year) basis. The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.

	Year Ended December 31,
	2016	2015	2014
Distributions paid from:
Ordinary income	$14,761,679	$22,985,978	$26,807,154
Return of Capital	7,307,578	—	7,972,633
Total	$22,069,257	$22,985,978	$34,779,787

As of December 31, 2016 and 2015, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2016	2015
Distributable ordinary income	$—	$348,235
Capital loss carryforward	$(91,050,249)	$(83,133,721)
Other temporary differences	$(1,059,735)	$(1,609,485)
Net unrealized depreciation	$(66,741,029)	$(61,838,068)

At December 31, 2016, the Company had a net capital loss carryforward of approximately $91.1 million to offset net capital gains, to the extent provided by federal tax law. $0.6 million of net capital loss carryforward expired in 2016. $13.5 million and $17.9 million of net capital loss carryforward is subject to expiration in 2017 and 2018, respectively. $59.7 million of the net capital loss carryforward is not subject to expiration under the RIC Modernization Act of 2010.

On December 14, 2016, the Company’s Board of Directors declared a distribution to shareholders of $0.12 per share for a total of approximately $4.4 million. The record date was January 6, 2017 and the distribution was paid on January 27, 2017.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAXABLE INCOME  – (continued)

fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

From time-to-time the Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of December 31, 2016 and December 31, 2015, the Company had $565,000 and $360,000 commitments to fund investments, respectively.

9. STOCKHOLDERS’ EQUITY

During the years ended December 31, 2016 and December 31, 2015, the Company issued 174,396 and 175,922 shares, respectively, of common stock under its dividend reinvestment plan. For the year ended December 31, 2016, the Company issued 6,000 shares of restricted stock, 34,453 shares were forfeited, and 260,607 shares vested. On October 6, 2014, the Company priced a follow-on public offering of 3.0 million shares of its common stock at a price of $8.02 per share. The offering raised net proceeds were approximately $23.8 million, after deducting underwriting discounts and offering expenses. The total number of shares of the Company’s common stock outstanding as of December 31, 2016 and 2015 was 37,178,294 and 37,100,005, respectively. During the year ended December 31, 2016, the Company repurchased 67,654 shares at an aggregate cost of approximately $248,000 in connection with the vesting of restricted stock awards.

10. EQUITY INCENTIVE PLAN

The Company has an equity incentive plan, established in 2006 and as amended in 2008, 2014 and most recently in June 2015 (the “Equity Incentive Plan”). The Company reserved 2,000,000 shares of common stock for issuance under the Equity Incentive Plan. The purpose of the Equity Incentive Plan is to provide officers and employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Equity Incentive Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Equity Incentive Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted. Vesting of restricted stock awarded under the 2008 amendment of the Equity Incentive Plan will occur in two equal installments of 50%, on each of the third and fourth anniversaries of the grant date; vesting of restricted stock subsequent to the 2014 amendment of the Equity Incentive Plan will vest in four equal installments of 25%, on each of the first four anniversaries of the grant date.

Stock Options

On June 20, 2014, the Company’s Board of Directors approved the amended and restated the Non-Employee Director Plan (the “Non-Employee Director Plan”), which was approved by shareholders on June 10, 2011. Accordingly, the annual grant of options to non-employee directors has been discontinued and replaced with an annual grant of shares of restricted stock as partial annual compensation for the services of the non-employee directors.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

Information with respect to options granted, exercised and forfeited under the Equity Incentive Plan for the period January 1, 2015 through December 31, 2016 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2015	50,000	$7.72
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Options outstanding at December 31, 2015	50,000	$7.72
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Outstanding at December 31, 2016	50,000	$—	2.4	$—
Total vested at December 31, 2016	50,000	$7.72	2.4

(1)	Represents the difference between the market value of shares of the Company and the exercise price of the options.

The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants. For the years ended December 31, 2016, 2015 and 2014 the Company did not recognize any non-cash compensation expense related to stock options. At December 31, 2016, the Company had no remaining compensation costs related to unvested stock based awards.

Restricted Stock

Awards of restricted stock granted under the Non-Employee Director Plan vest as follows: 50% of the shares vest on the grant date and the remaining 50% of the shares vest on the earlier of:

(i) the first anniversary of such grant, or

(ii) the date immediately preceding the next annual meeting of shareholders.

On May 5, 2013, the Company’s Board of Directors approved the grant of 240,741 shares of restricted stock to the employees of the Company as partial compensation for their services. 50% of such awards will vest on the third anniversary of the grant date and the remaining 50% of the shares will vest on the fourth anniversary of the grant date.

On June 14, 2013, 5,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On May 5, 2014, 5,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On June 20, 2014, the Company’s Board of Directors approved the grant of 355,289 shares of restricted stock to the employees of the Company as partial compensation for their services. 25% of such awards will vest on each of the first four anniversaries of the grant date.

On May 21, 2015, 6,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On May 3, 2016, 6,000 shares of restricted stock were awarded to the Company’s Board of Directors.

On June 16, 2015, the Company received exemptive relief to repurchase shares of its common stock from its employees in connection with certain equity compensation plan arrangements. During the years ended December 31, 2016 and 2015, the Company repurchased 67,654 and 36,348 shares, respectively, of common stock at an aggregate cost of approximately $248,000 and $220,000, respectively, in connection with the

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

vesting of employee’s restricted stock, which is reflected as Treasury Stock at cost on the Consolidated Balance Sheet. These shares are not available to be reissued under the Company’s Equity Incentive Plan.

On June 23, 2015, the Company’s Board of Directors approved the grant of 190,166 shares, with a fair value of approximately $1.2 million, of restricted stock to the employees of the Company as partial compensation for their services. 25% of such awards will vest on each of the first four anniversaries of the grant date.

On June 23, 2015, the Company’s Board of Directors also voted to amend the Equity Incentive Plan to specify that shares repurchased by the Company to satisfy employee tax withholding requirements would not be returned to the plan reserve and could not be reissued under the Company’s Equity Incentive Plan.

Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2015 through December 31, 2016 is as follows:

Non-Vested Restricted Shares
Non-vested shares outstanding at January 1, 2015	619,785
Granted	196,166
Vested	(104,550)
Forfeited	(10,862)
Non-vested shares outstanding at December 31, 2015	700,539
Granted	6,000
Vested	(260,607)
Forfeited	(34,453)
Non-vested shares outstanding at December 31, 2016	411,479

For the year ended December 31, 2016, non-cash compensation expense related to restricted stock was approximately $1.6 million; of this amount approximately $659,000 was expensed at the Company and approximately $909,000 was a reimbursable expense allocated to the Asset Manager Affiliates. For the year ended December 31, 2015, non-cash compensation expense related to restricted stock was approximately $1.6 million; of this amount approximately $676,000 was expensed at the Company and approximately $897,000 was a reimbursable expense allocated to the Asset Manager Affiliates. For the year ended December 31, 2014, non-cash compensation expense related to restricted stock was approximately $1.1 million; of this amount approximately $534,000 was expensed at the Company and approximately $589,000 was a reimbursable expense allocated to the Asset Manager Affiliates.

Distributions are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. At December 31, 2016 and 2015, the Company had approximately $1.8 million and $3.6 million of total unrecognized compensation cost related to non-vested restricted share awards, respectively. That cost is expected to be recognized over the remaining weighted average period of 1.5 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The 401K Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2% of the Internal Revenue Service’s annual maximum eligible compensation, which fully vests at the time of contribution. Approximately $19,000, $25,000 and $38,000 was expensed during the years ended December 31, 2016, 2015, and 2014, respectively, related to the 401K Plan.

KCAP Financial, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. OTHER EMPLOYEE COMPENSATION  – (continued)

The Company has also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Company to participate in at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, the Company may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. Approximately $184,000, $151,000 and $244,000 was expensed during the years ended December 31, 2016, 2015, and 2014, respectively, related to the Profit-Sharing Plan.

12. SELECTED QUARTERLY DATA (Unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Total interest and related portfolio income	$9,510,321	$9,579,400	$9,018,789	$8,091,587
Net investment income	$4,764,770	$5,108,020	$4,523,027	$4,094,177
Net (decrease) increase in net assets resulting from operations	$(6,842,699)	$3,007,484	$2,716,613	$78,869
Net (decrease) increase in net assets resulting from operations per share – basic	$(0.18)	$0.08	$0.07	$—
Net (decrease) increase in net assets resulting from operations per share – diluted	$(0.18)	$0.08	$0.07	$—
Net investment income per share – basic	$0.13	$0.14	$0.12	$0.11
Net investment income per share – diluted	$0.13	$0.14	$0.12	$0.11

	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Total interest and related portfolio income	$12,342,129	$11,171,386	$11,779,348	$10,234,108
Net investment income	$6,506,948	$5,832,252	$6,541,080	$5,302,509
Net increase (decrease) in net assets resulting from operations	$7,672,290	$1,232,705	$(16,050,865)	$(11,488,691)
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.21	$0.03	$(0.43)	$(0.31)
Net increase (decrease) in net assets resulting from operations per share – diluted	$0.20	$0.03	$(0.43)	$(0.31)
Net investment income per share – basic	$0.18	$0.16	$0.18	$0.14
Net investment income per share – diluted	$0.18	$0.16	$0.18	$0.14

13. SUBSEQUENT EVENTS

On January 26, 2017, Trimaran Advisors, LLC drew $10 million under the Trimaran Credit Facility.

The Company has evaluated events and transactions occurring subsequent to December 31, 2016 for items that should potentially be recognized or disclosed in these financial statements. Other than described above, management has determined that there are no material subsequent events that would require adjustment to, or disclosure in, these consolidated financial statements.

INDEX TO OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

ASSET MANAGER AFFILIATES

Report of Independent Auditors	S-2
Combined Balance Sheets as of December 31, 2016 and December 31, 2015	S-3
Combined Statements of Operations for the years ended December 31, 2016, December 31, 2015 and December 31, 2014	S-4
Combined Statements of Changes in Member’s Equity for the years ended December 31, 2016, December 31, 2015, and December 31, 2014	S-5
Combined Statements of Cash Flows for the years ended December 31, 2016, December 31, 2015, and December 31, 2014	S-6
Notes to Combined Financial Statements	S-7

KATONAH 2007-I CLO LTD.

IMPORTANT NOTE

In accordance with certain SEC rules, KCAP Financial, Inc. (the “Company”) is providing additional information regarding the following three portfolio companies: Katonah Debt Advisers, L.L.C., Trimaran Advisors, L.L.C. (collectively the Asset Manager Affiliates), Katonah 2007-I CLO Ltd and Katonah X CLO Ltd. However, pursuant to SEC rules, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. As a result, the additional financial information regarding these entities does not directly impact the Company’s financial position, results of operations or cash flows.

Report of Independent Auditors

The Board of Directors and Shareholders of
Asset Manager Affiliates

We have audited the accompanying combined financial statements of Asset Manager Affiliates, which comprise the combined balance sheets, as of December 31, 2016 and 2015, and the related combined statements of operations, changes in member’s equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Asset Manager Affiliates at December 31, 2016 and 2015, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2015-02 Consolidation (Topic 810): Amendments to the Consolidation Analysis

As discussed in Note 2 to the combined financial statements, Asset Manager Affiliates deconsolidated the collateralized loan obligation funds as a result of the adoption of the amendments to Accounting Standards Codification resulting from Accounting Standards Update 2015-2, “Consolidation (Topic 810)” effective January 1, 2016. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

New York, NY
March 9, 2017

ASSET MANAGER AFFILIATES

COMBINED BALANCE SHEETS

	As of December 31, 2016	As of December 31, 2015
ASSETS
Investments, at fair value (cost: 2016 – $0; 2015 – $22,000,000)	$—	$23,089,679
Cash	3,425,709	4,085,464
Accrued management fees receivable	2,176,833	3,422,409
Due from affiliates	86,615	643,352
Intangible assets	23,157,541	24,467,705
Other assets	2,760,726	2,805,977
Total assets	$31,607,424	$58,514,586
LIABILITIES
Debt, at fair value	$—	$23,000,000
Accrued interest payable	—	178,250
Accounts payable and accrued expenses	3,431,496	4,297,851
Due to affiliates	612,983	2,117,095
Deferred tax liability	2,575,140	649,970
Total liabilities	6,619,619	30,243,166
Commitments and Contingencies	—	—
MEMBER'S EQUITY
Member's contributions	52,519,916	52,519,916
Accumulated deficit	(27,532,111)	(24,248,496)
Total member's equity	24,987,805	28,271,420
Total liabilities and member's equity	$31,607,424	$58,514,586

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES

COMBINED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Management and Incentive Fees	$12,835,603	$22,617,240	$27,467,068
Investment Income	1,024,760	2,787,334	4,049,281
Total revenues	13,860,363	25,404,574	31,516,349
Expenses
Interest expense	1,821,517	1,726,781	2,033,473
Compensation	7,596,726	9,441,607	8,921,240
Insurance	408,959	450,460	460,969
Professional fees	980,605	903,119	1,070,993
Amortization of intangible assets	1,310,164	2,308,123	5,290,437
Administrative and other	2,457,029	2,391,184	2,296,193
Total expenses	14,575,000	17,221,274	20,073,305
(Loss)/income before tax	(714,637)	8,183,300	11,443,044
Income tax (benefit) expense	(81,022)	5,642,225	4,153,598
Net (loss)/income	$(633,615)	$2,541,075	$7,289,446

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES

COMBINED STATEMENTS OF CHANGES IN MEMBER'S EQUITY

	Member's Contributions	Accumulated Earnings (Deficit)	Total Member's Equity
Total at January 1, 2014	$51,984,116	$(13,129,017)	$38,855,099
Net income	—	7,289,446	7,289,446
Distributions	—	(11,900,000)	(11,900,000)
Contributions	535,800	—	535,800
Total at December 31, 2014	52,519,916	(17,739,571)	34,780,345
Net income	—	2,541,075	2,541,075
Distributions	—	(9,050,000)	(9,050,000)
Total at December 31, 2015	52,519,916	(24,248,496)	28,271,420
Net loss	—	(633,615)	(633,615)
Distributions	—	(2,650,000)	(2,650,000)
Total at December 31, 2016	$52,519,916	$(27,532,111)	$24,987,805

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015	2014
OPERATING ACTIVITIES:
Net (loss) income	$(633,615)	$2,541,075	$7,289,446
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Deferred taxes	1,925,170	4,226,118	(1,008,957)
Amortization of intangible assets	1,310,164	2,308,123	5,290,437
Accretion of interest income	(1,016,614)	(1,089,679)	(506,854)
Changes in operating assets and liabilities:
Decrease (increase) in accrued management fees	1,245,576	3,236,504	(3,536,430)
Decrease (increase) in due from affiliates	556,737	(389,848)	(178,450)
Decrease (increase) in other assets	45,251	(2,341,414)	(99,598)
(Decrease) increase in accounts payable and accrued expenses	(866,355)	(5,505,086)	2,497,387
(Decrease) increase in accrued interest payable	(178,250)	—	11,333
(Decrease) increase in due to affiliates	(1,504,112)	1,889,707	227,387
Net cash provided by operating activities	883,952	4,875,500	9,985,701
Investing activities:
Purchase of investment	(7,000,000)	(22,000,000)	(22,000,000)
Proceeds from sales/redemptions of investment	31,106,293	22,506,850	23,000,000
Net cash provided by investing activities	24,106,293	506,850	1,000,000
Financing Activities:
Member's contributions	—	—	535,800
Member's distributions	(2,650,000)	(9,050,000)	(11,900,000)
Debt offering proceeds	7,000,000	36,000,000	47,500,000
Repayments of Debt	(30,000,000)	(36,000,000)	(47,500,000)
Net cash used in financing activities	(25,650,000)	(9,050,000)	(11,364,200)
CHANGE IN CASH	(659,755)	(3,667,650)	(378,499)
CASH, BEGINNING OF YEAR	4,085,464	7,753,114	8,131,613
CASH, END OF YEAR	$3,425,709	$4,085,464	$7,753,114
Supplemental Information:
Cash paid for interest	$1,999,767	$1,817,480	$2,022,132
Cash paid for taxes	$170,000	$5,477,493	$2,978,613
Non-cash transactions:
Member's contributions	$—	$—	$535,800

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”), a registered investment adviser under the Investment Advisors Act of 1940 (“the IA Act of 1940”), is a wholly-owned portfolio company of KCAP Financial, Inc. (“KCAP Financial” or the “Company”), which is an internally managed, non-diversified closed-end publicly traded investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. On February 29, 2012, KCAP Financial, through its newly formed wholly-owned subsidiary Commodore Holdings LLC (“Commodore”) purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), a registered investment adviser and CLO manager similar to Katonah Debt Advisors, for total consideration of $13.0 million in cash and 3,600,000 shares of KCAP Financial’s common stock. Contemporaneous with the acquisition of Trimaran Advisors, KCAP Financial acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of December 31, 2016, Commodore and its wholly-owned subsidiaries Katonah Debt Advisors, Trimaran Advisors and Trimaran Advisors Management, L.L.C., as well as affiliated management companies Katonah 2007-1 Management, L.L.C., and Katonah X Management, L.L.C. (collectively, the “Asset Manager Affiliates”) had approximately $3.0 billion of par value assets under management. The Asset Manager Affiliates are each managed independently from KCAP Financial by a separate management team. The Asset Manager Affiliates provide investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. The Asset Manager Affiliates do not have any investment interests in the CLO Funds they manage; however, KCAP Financial holds investments in a portion of the securities issued by the CLO Funds managed by the Asset Manager Affiliates.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Presentation

The combined financial statements have been prepared in accordance with Accounting Principles Generally Accepted in the United States (“U.S. GAAP”) and include the financial statements of the Asset Manager Affiliates. The Asset Manager Affiliates provide investment management services to various CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. The Asset Manager Affiliates are all under the common control of the Company and have similar business characteristics; therefore they report on a combined basis for financial reporting purposes.

In the opinion of management, the combined financial statements reflect all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial condition and results of operations for the periods presented. All significant intercompany transactions, balances, revenues and expenses are eliminated upon combination. Certain prior-year amounts have been reclassified to conform to the current year presentation. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

In August 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter. We have adopted ASU 2014-15, and there was no material impact on our financial statements.

On February 18, 2015, the FASB issued Accounting Standards Update 2015-2 (“ASU 2015-2”), which updated consolidation standards under ASC Topic 810, “Consolidation”. Under this update, a new

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

consolidation analysis is required for variable interest entities (“VIEs”), which limits the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. ASU 2015-02 eliminates some of the criteria under which the fees of investment managers and similar entities are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. During 2016, the AMAs adopted ASU 2015-02 on a retrospective basis for all periods presented. The consolidated financial statements and related note disclosures have been adjusted for the impact of the adoption. The adoption did not result in a cumulative effect adjustment to the AMA’s accumulated deficit.

Prior to the adoption of ASU 2015-02, during the years ended December 31, 2015 and 2014, the AMAs consolidated several managed CLO Funds, collectively referred to as the “previously consolidated CLO Funds”. The financial results of the previously consolidated CLO Funds were included in the AMA’s consolidated financial statements based on the then existing consolidation guidance. The adoption of ASU 2015-02 resulted in the deconsolidation of the previously consolidated CLO Funds as the AMAs determined that under ASU 2015-02, it was not the primary beneficiary of these entities. The fee arrangements with these entities are both commensurate with the level of effort required for the services provided and include only customary terms and the AMAs do not hold other interests in these entities that could absorb losses or receive benefits that could potentially be significant to these entities. Under ASU 2015-02, the AMAs and their related parties under common control as a group, where applicable, do not have the obligation to absorb losses or the right to receive benefits from these entities that could potentially be significant to these entities. Therefore, the AMAs no longer consider these fee arrangements to be variable interests.

The effect of the deconsolidation of these previously consolidated CLO Funds as of and for the year ended December 31, 2015, was a decrease in total assets and total liabilities of $2.7 billion; and an increase in total member’s equity of $67.5 million; and a decrease in total revenues and total expenses of $108.2 million and $157.5 million, respectively, and an increase in income before tax of $64.5 million. The effect of the deconsolidation for the year ended December 31, 2014, was a decrease in total revenues and total expenses of $94.7 million and $154.8 million, respectively, and an increase in income before tax of $87.3 million.

The FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, which updated accounting guidance for all revenue recognition arising from contracts with customers, and also affects entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other US GAAP requirements). This update provides a model for the measurement and recognition of gains and losses on the sale of certain nonfinancial assets, such as property and equipment, including real estate. The FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2017. Management is still evaluating the effect of the new standard.

On February 25, 2016, the FASB issued Accounting Standards Update 2016-02, Leases (Topic 842). This update will require organizations to recognize leased assets and liabilities on the balance sheet for the rights and obligations created by those leases. The recognition, measurement, presentation and cash flows arising from a lease by a lessee will primarily depend on its classification as a finance or operating lease. The ASU will require that both types of leases to be recognized on the balance sheet. For public business entities, this guidance is effective for fiscal years beginning after December 15, 2018. Management is still evaluating the effect of the new standard.

Investments at Fair Value.  Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method. Investments held by the Asset Manager Affiliates are stated at fair value. Accounting Standards Codification (“ASC”) 820 — Fair Value Measurements and Disclosures (“ASC 820: Fair Value”), requires, among other things, disclosures about assets and liabilities that are measured and reported at fair value. Investments are generally comprise of

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

investments in first loss position in facilities which warehouse assets for a new CLO. Fair value is determined via a present value analysis of estimated future cash flows and is deemed to be a Level III asset as defined in ASC 820: Fair Value. The Asset Manager Affiliates’ assessment of the significance of a particular input to the Fair Value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Hierarchy of Fair Value Inputs.  The provisions of ASC 820: Fair Value establish a hierarchy that prioritizes inputs to valuation techniques used to measure fair value and require companies to disclose the fair value of their financial instruments according to the fair value hierarchy (i.e., Level I, II and III inputs, as defined). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Additionally, companies are required to provide additional disclosure regarding instruments in the Level III category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities.

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

Level I Inputs:

Quoted prices (unadjusted) in active markets for identical assets or liabilities at the reporting date.

•	Level I assets may include listed mutual funds, ETFs, equities and certain derivatives.
Level II Inputs:

Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; quotes from pricing services or brokers, for which the Asset Manager Affiliates can determine that orderly transactions took place at the quoted price or that the inputs used to arrive at the price were observable; and inputs other than quoted prices that are observable, such as models or other valuation methodologies.

•	Level II assets in this category may include debt securities, bank loans, short-term floating rate notes and asset-backed securities, restricted public securities valued at a discount, as well as over-the-counter derivatives, including interest and inflation rate swaps and foreign currency exchange contracts that have inputs to the valuations that generally can be corroborated by observable market data.
Level III Inputs:

Unobservable inputs for the valuation of the asset or liability, which may include non-binding broker quotes. Level III assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation.

•	Level III assets in this category may include general and limited partnership interests in private equity funds, funds of private equity funds, real estate funds, hedge funds, and funds of hedge funds, direct private equity investments held within consolidated funds, bank loans, bonds issued by CLO Funds and certain held for sale real estate disposal assets.
•	Level III liabilities included in this category include borrowings of consolidated collateralized loan obligation funds and are valued based upon non-binding broker quotes or discounted cash flow models based on a discount margin calculation.
Significance of Inputs:

The Asset Manager Affiliates’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Valuation of Portfolio Investments.  Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued based on detailed analyses prepared by management, and, in certain circumstances, may utilize third parties with valuation expertise. The Asset Manager Affiliates follow the provisions of ASC 820: Fair Value which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. ASC 820: Fair Value defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820: Fair Value, the FASB has issued various staff positions clarifying the initial standard as noted below.

ASC 820: Fair value requires the disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

Cash.  The Asset Manager Affiliates define cash as demand deposits. The Asset Manager Affiliates place their cash with financial institutions and, at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Other Assets.  Other assets are generally comprised of prepaid expenses and current income taxes receivable (if any). Prepaid expenses are amortized over their terms or expected useful life.

Interest Income.  Interest income is recorded on the accrual basis on interest-bearing assets. Investment income on residual beneficial interest in warehouse facilities is recognized using the effective interest method under ASC 325-40.

Management Fees.  As a manager of CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees (and may receive one-time structuring fees) from the CLO Funds for their management and advisory services. The periodic fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value). The periodic management fees the Asset Manager Affiliates receive have two components — a senior management fee and a subordinated management fee.

Incentive Fees.  As a manager of CLO Funds, the Asset Manager Affiliates may receive incentive fees upon exceeding specified relative and/or absolute investment return thresholds. Such fees are recorded upon completion of the measurement period, which varies by CLO Fund.

Distributions to Member.  Distributions to the Asset Manager Affiliates’ sole member are recognized on the ex-dividend date. Generally, distributions have been declared and paid on a quarterly basis.

Expenses.  The Asset Manager Affiliates expense costs, as incurred, with regard to the running of their operations. Primary operating expenses include employee compensation and benefits, the costs of identifying, evaluating, monitoring and servicing the CLO Fund investments managed by the Asset Manager Affiliates, and related overhead charges and expenses, including rental expense. The Asset Manager Affiliates share office space and certain other operating expenses. Katonah Debt Advisors has entered into an Overhead Allocation Agreement with its sole member, KCAP Financial. Trimaran Advisors has entered into such an allocation agreement with Katonah Debt Advisors. The Agreements provide for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. Katonah Debt Advisors accounts for its operating leases, which may include escalations, in accordance with ASC 840-10, Leases, and expenses the lease payments associated with operating leases evenly during the lease term (including rent-free periods), beginning on the commencement of the lease term.

Interest Expenses.  Interest expense related to borrowings of the Asset Manager Affiliates is recorded on an accrual basis pursuant to the terms of the related borrowing agreements. Interest is accrued and generally paid quarterly.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Income Taxes.  The Asset Manager Affiliates account for income taxes under the liability method prescribed by ASC 740, Income Taxes (“ASC 740”). Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using currently enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred income tax assets and liabilities is recognized in income in the period that includes the enactment date.

Management periodically assesses the recoverability of its deferred income tax assets based upon expected future earnings, taxable income in prior carryback years, future deductibility of the asset, changes in applicable tax laws and other factors. If management determines that it is not more likely than not that the deferred tax asset will be fully recoverable in the future, a valuation allowance will be established for the difference between the asset balance and the amount expected to be recoverable in the future. This allowance will result in a charge to income tax expense on the combined statements of operations. The Asset Manager Affiliate record their income taxes receivables and payables based upon their estimated income tax liability.

ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements by prescribing a threshold for measurement and recognition in the financial statements of an asset or liability resulting from a tax position taken or expected to be taken in an income tax return. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

3. CLO FUNDS

A CLO Fund generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated securities to finance the purchase of those investments. Investments purchased by the CLO Funds are governed by extensive investment guidelines, including limits on exposure to any single industry or issuer and limits on the ratings of the CLO Fund’s assets. The CLO Funds managed by the Asset Manager Affiliates have a defined investment period during which they are allowed to make investments or reinvest capital as it becomes available.

The Asset Manager Affiliates manage CLO Funds primarily for third party investors. The CLO Funds invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At December 31, 2016 and 2015, the Asset Manager Affiliates had approximately $3.0 billion and $2.7 billion of par value of assets under management, respectively.

The CLO Funds are primarily financed via capital contributed by subordinated noteholders and debt holders. Other than any investment in warehouse facilities in connection with the formation of a new CLO Fund, the Asset Manager Affiliates’ risk with respect to each investment in the CLO Funds they manage is limited to any uncollected management fees (as the Asset Manager Affiliates have no investment in the CLO Funds they have no exposure or benefits in the ownership of the CLO Funds securities).

CLO Funds are investment vehicles created for the sole purpose of issuing collateralized loan instruments that offer investors the opportunity for returns that vary with the risk level of their investment. The securities issued by the CLO Funds are backed by diversified collateral asset portfolios consisting primarily of loans. For managing the collateral for the CLO Fund entities, the Asset Manager Affiliates earn investment management fees, including senior and subordinated management fees, as well as contingent incentive fees. For the years ending December 31, 2016, 2015 and 2014, management fee revenues included incentive fees earned of approximately $983,000, $8.0 million, and $12.0 million, respectively. The Asset Manager Affiliates have no investment in the CLO Funds they manage. However, their sole direct or indirect shareholder, KCAP Financial, has invested in certain of the CLO Funds, generally taking a portion of the unrated, junior subordinated position (generally subordinated to other interests in the entities and entitle KCAP Financial and other subordinated tranche investors to receive the residual cash flows, if any, from the entities).

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

4. BUSINESS COMBINATION

On February 29, 2012, KCAP Financial and Commodore Holdings, L.L.C. (“Commodore”), a newly-formed, wholly-owned subsidiary of KCAP Financial, acquired all of the outstanding equity interests in Trimaran Advisors for $13.0 million in cash and 3,600,000 shares of KCAP Financial’s common stock, which were valued at the opening price on the closing date of the acquisition. Contemporaneously with the acquisition, KCAP Financial acquired the equity interests in four CLO Funds managed by Trimaran Advisors, at fair value, for $12.0 million in cash. The aggregate purchase price was $50.6 million.

In accordance with the purchase agreement, Commodore was deemed the acquirer of Trimaran Advisors and accounted for the acquisition as a business combination. The assets acquired (no liabilities were assumed) by Commodore through this acquisition were “pushed-down” to Trimaran. The purchase price allocation included the fair value of the identifiable intangible assets acquired, which consist of four CLO management contracts, of approximately $15.7 million, resulting in goodwill of $22.8 million which is included in Intangible Assets at December 31, 2016 and 2015, respectively. The CLO management contracts are being amortized over the estimated lives of the contracts (3 – 5 years). For the years ended December 31, 2016, 2015 and 2014, the Company recognized amortization expense of approximately $1.3 million, $2.3 million and $5.3 million, respectively, relating to the management contracts, which resulted in a net carrying amount of approximately $328,000, $1.6 million and $3.9 million as of December 31, 2016, 2015 and 2014, respectively. Additionally, one managed CLO Fund was called in 2015 and as a result, the remaining unamortized intangible asset of $599,000 was fully expensed. During 2014, two managed CLO Funds were called, and as a result the remaining unamortized intangible asset of $1.7 million was fully expensed. The unamortized balance of approximately $328,000 relating to another managed CLO Fund, Trimaran VII CLO Ltd., will be fully amortized in 2017 in connection with its full liquidation.

Commodore, a taxable entity (corporation), has recognized the acquisition as an asset acquisition for tax purposes. The book and tax basis of the intangible assets and goodwill were identical; accordingly, Trimaran did not provide for any deferred taxes at the closing date of the acquisition. The tax basis of the intangible assets and goodwill will be amortized over 15 years, which gives rise to deferred taxes.

5. INCOME TAXES

The Asset Manager Affiliates are taxed at normal corporate rates.

For tax purposes, the Asset Manager Affiliates taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and restricted stock expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, and tax goodwill amortization.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors by its sole member, KCAP Financial, in exchange for shares of the KCAP Financial’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Internal Revenue Code (the “Code”). At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which is being amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period. As of December 31, 2016, there was approximately $10.8 million of remaining unamortized tax-basis goodwill from the KDA acquisition.

As discussed in Note 4, additional goodwill amortization for tax purposes was created upon the purchase of Trimaran Advisors. The transaction was considered an asset purchase and resulted in tax goodwill of approximately $22.8 million which is being amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

5. INCOME TAXES  – (continued)

$1.5 million per year over such period. As of December 31, 2016, there was approximately $7.5 million of remaining unamortized tax-basis goodwill from the Trimaran Advisors acquisition.

During the second quarter of 2016, KCAP contributed 100% of its ownership interests in Katonah Debt Advisors and Trimaran Advisors Management to Commodore Holdings. These transactions simplify the tax structure of the Asset Manager Affiliates and facilitate the consolidation of tax basis goodwill deductions for the Asset Manager Affiliates, which may impact the tax character of distributions from the Asset Manager Affiliates.

The components of income tax expense (benefit) for the years ended December 31, 2016, 2015, and 2014 are as follows:

	For the year ended December 31,
	2016	2015	2014
Current income tax (benefit) expense:
Federal	$(1,957,900)	$1,290,664	$2,792,440
State & local	(48,292)	125,443	2,370,115
Total net current income tax (benefit) expense	(2,006,192)	1,416,107	5,162,555
Deferred income tax expense (benefit):
Federal	2,011,068	3,250,138	(590,934)
State & local	(85,898)	975,980	(418,023)
Total net deferred income tax expense (benefit)	1,925,170	4,226,118	(1,008,957)
Total income tax (benefit) expense	$(81,022)	$5,642,225	$4,153,598

The Asset Manager Affiliates’ effective income tax rate was (11.3)%, 68.9% and 36.3% for tax years 2016, 2015 and 2014, respectively. The difference between the Company’s reported provision for income taxes and the U.S. federal statutory rate of 35% is primarily due to tax goodwill amortization, and a change in the deferred tax valuation allowance during the year.

Deferred income taxes are provided for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the combined financial statements. These temporary differences result in taxable or deductible amounts in future years.

The components of deferred income tax assets and liabilities are shown below:

	For the year ended December 31,
	2016	2015
Deferred income tax assets:
Net operating loss and tax credit carryforward	$44,125	$—
Restricted stock	322,008	481,847
Intangible depreciation/amortization	3,522,391	3,524,376
Compensation	715,400	1,092,024
Other	73,228	79,399
Less: Valuation allowance	(4,677,152)	(3,630,872)
Total deferred tax assets	—	1,546,774
Deferred income tax liabilities:
Goodwill Amortization	(2,575,140)	(2,144,287)
Other	—	(52,457)
Total deferred tax liabilities	(2,575,140)	(2,196,744)
Net deferred tax liabilities	$(2,575,140)	$(649,970)

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

5. INCOME TAXES  – (continued)

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. If it is not more likely than not that some portion or all of the gross deferred income tax assets will be realized in future years, a valuation allowance is recorded.

At December 31, 2016, the Asset Manager Affiliates had approximately $1,754 and $765,528 of net operating loss carryforwards available to offset future state and local taxable income, respectively. Such net operating loss carryforwards will expire in 2036. At December 31, 2015, the Asset Manager Affiliates had no federal or state net loss carryovers available to offset future taxable income.

ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Asset Manager Affiliates has not recorded a liability for any unrecognized tax benefits nor are they aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. With a few exceptions, the Asset Manager Affiliates are no longer subject to U.S. federal, state and local tax examinations by tax authorities for years prior to 2013.

6. COMMITMENTS AND CONTINGENCIES

The Asset Manager Affiliates have commitments under lease obligations.

Rent expense was approximately $361,000, $360,000, and $277,000 for the years ended December 31, 2016, 2015 and 2014, respectively.

The following table summarizes minimum future lease payments as of December 31, 2016:

Contractual Obligations	2017	2018	2019	2020	2021	More than 5 years
Operating lease obligations	$369,432	$369,432	$387,391	$400,218	$400,218	$967,194

7. MEMBER’S EQUITY

As of December 31, 2016, the membership interests of the Asset Manager Affiliates are held solely by KCAP Financial. KCAP Financial owns 100% of Commodore Holdings, which wholly owns Katonah Debt Advisors, Trimaran Advisors, and Trimaran Advisors Management. Katonah 2007-1 Management, LLC, and Katonah X Management, LLC are wholly-owned by Katonah Management Holdings, LLC, which is wholly-owned by KCAP Financial.

8. OTHER EMPLOYEE COMPENSATION

The Asset Manager Affiliates adopted a 401(k) plan (“401K Plan”) effective January 1, 2007 that it shares with its sole shareholder, KCAP Financial. The 401K Plan is open to all full time employees. The 401K Plan permits an employee to defer a portion of his or her total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Asset Manager Affiliates make contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which vests 20% per year over five years. For the year ended December 31, 2016, 2015 and 2014, Asset Manager Affiliates made contributions to the 401K Plan of approximately $36,000, $38,000 and $38,000 respectively.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

8. OTHER EMPLOYEE COMPENSATION  – (continued)

The Asset Manager Affiliates also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Asset Manager Affiliates for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. The Asset Manager Affiliates may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. For the years ended December 31, 2016, 2015 and 2014, the Asset Manager Affiliates made contributions of approximately $371,000, $394,000 and $396,000 to the Profit-Sharing Plan, respectively.

Certain employees of Asset Manager Affiliates may receive restricted stock grants in the stock of Asset Manager Affiliates’ sole member, KCAP Financial. For the years ended December 31, 2016, 2015 and 2014, compensation expense of approximately $909,000, $897,000 and $589,000, respectively, was recorded as expense in the combined Statement of Operations related to an allocated expense for a grant of restricted stock of KCAP Financial.

9. RELATED PARTY TRANSACTION

On February 26, 2013, the Company entered into a senior credit agreement (the “Trimaran Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide capital necessary to support one or more of Trimaran Advisors’ warehouse lines of credit and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Trimaran Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. On April 15, 2013, the Trimaran Credit Facility was amended and increased from $20 million to $23 million. At December 31, 2016, there was no loan outstanding under the Trimaran Credit Facility. At December 31, 2015, there was $23 million outstanding under the Trimaran Credit Facility. Interest expense on this facility was $1.8 million, $1.7 million and $2.0 million for the years ending December 31, 2016, 2015 and 2014, respectively.

10. SUBSEQUENT EVENTS

In January 2017, the trustees of Trimaran CLO VII, Ltd. (Trimaran VII) received notice that the holders of a majority of the income notes issued by Trimaran VII had exercised their right of optional redemption. As a result, Trimaran Advisors expects to receive incentive fees of approximately $2 to $3 million upon the final liquidation of Trimaran VII, which is expected to be completed in 2017.

On January 26, 2017, Trimaran Advisors, LLC drew $10 million under the Trimaran Credit Facility.

The Company has evaluated events and transactions occurring subsequent to the balance sheet date of December 31, 2016 for items that should potentially be recognized or disclosed in these financial statements. Other than described above, management has determined that there are no material subsequent events that would require adjustment to, or disclosure in, these combined financial statements.

Report of Independent Auditors

The Board of Directors and Shareholders of
Katonah 2007-I CLO Ltd.

We have audited the accompanying financial statements of Katonah 2007-I CLO Ltd. (the “Fund”), which comprise the statements of net assets, including the schedules of investments, as of December 31, 2016 and 2015, and the related statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Katonah 2007-I CLO Ltd. at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY
March 9, 2017

KATONAH 2007-I CLO LTD.

STATEMENTS OF NET ASSETS

	As of December 31, 2016	As of December 31, 2015
ASSETS
Investments at fair value:
Debt securities	$170,702,652	$234,403,150
Equity securities	150,524	2,830
CLO rated notes	5,831,800	12,360,525
Total investments at fair value	176,684,976	246,766,505
Cash	34,982,770	17,301,178
Accrued interest receivable	492,417	501,574
Receivable for open trades	—	820,593
Total assets	$212,160,163	$265,389,850
LIABILITIES
CLO Fund liabilities at fair value	$208,812,164	$261,433,473
Accrued interest payable	1,518,793	1,565,632
Payable for open trades	—	6,006,038
Accounts payable and accrued expenses	132,967	154,079
Due to affiliates	30	3,889
Total liabilities	210,463,954	269,163,111
Commitments and Contingencies	—	—
NET ASSETS
Total net assets	$1,696,209	$(3,773,261)

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2016	2015	2014
Income
Interest income from investments	$9,381,680	$10,178,631	$11,690,586
Interest income from cash and time deposits	18,324	1,288	1,922
Other income	367,266	425,490	32,346
Total income	9,767,270	10,605,409	11,724,854
Expenses
Interest expense	8,798,483	9,146,858	10,736,878
Management fees	659,347	714,061	805,526
Trustee fees	75,663	77,443	109,164
Professional fees	166,488	180,463	178,954
Administrative and other	80,425	86,528	125,224
Total expenses	9,780,406	10,205,353	11,955,746
Net realized and unrealized gains (losses)	5,482,606	(387,924)	(9,089,440)
Increase (Decrease) in net assets resulting from operations	$5,469,470	$12,132	$(9,320,332)

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets
Balance at January 1, 2014	$5,534,939
Decrease in net assets resulting from operations	(9,320,332)
Balance at December 31, 2014	(3,785,393)
Increase in net assets resulting from operations	12,132
Balance at December 31, 2015	(3,773,261)
Increase in net assets resulting from operations	5,469,470
Balance at December 31, 2016	$1,696,209

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015	2014
OPERATING ACTIVITIES:
Increase (Decrease) in net assets resulting from operations	$5,469,470	12,132	$(9,320,332)
Adjustments to reconcile increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized (gains) losses on investments	(7,040,542)	6,651,428	5,807,622
Change in unrealized losses (gains) on debt	1,557,935	(6,263,504)	3,281,818
Purchase of investments	(82,554,227)	(93,243,381)	(29,960,071)
Proceeds from sale and redemption of investments	159,676,298	113,199,395	61,206,288
Changes in operating assets and liabilities:
Decrease in accrued interest receivable	9,157	129,814	43,523
(Decrease) increase in accounts payable and accrued expenses	(21,112)	(30,556)	3,621
Decrease (increase) in receivable for open trades	820,593	(820,593)	—
(Decrease) increase in due to affiliates	(3,859)	(6,964)	6,745
Decrease in due from affiliates	—	—	10,852
(Decrease) increase in payable for open trades	(6,006,038)	6,006,038	(4,013,750)
Decrease in accrued interest payable	(46,839)	(270,176)	(254,559)
Net cash provided by operating activities	71,860,836	25,363,633	26,811,757
Cash used in Financing Activities:
Repayments of Debt	(54,179,244)	(23,002,449)	(27,132,006)
	(54,179,244)	(23,002,449)	(27,132,006)
CHANGE IN CASH	17,681,592	2,361,184	(320,249)
CASH, BEGINNING OF YEAR	17,301,178	14,939,994	15,260,243
CASH, END OF YEAR	$34,982,770	17,301,178	$14,939,994
Supplemental Information:
Interest paid	$8,751,644	9,417,035	$10,991,437

See accompanying notes to the financial statements.

Katonah 2007-I CLO Ltd.

SCHEDULE OF INVESTMENTS
As of December 31, 2016

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate/Maturity	Principal	Cost	Fair Value
Advantage Sales & Marketing Inc. Services: Business	Initial Term Loan (First Lien) — 4.3% Cash, Due 7/21	$1,478,170	$1,465,743	$1,485,930
Aramark Corporation Diversified/Conglomerate Service	U.S. Term F Loan — 3.5% Cash, Due 2/21	2,500,766	2,434,568	2,527,775
Ascena Retail Group, Inc. (Anntaylor Retail, Inc.) Retail Stores	Tranche B Term Loan — 5.3% Cash, Due 8/22	1,847,840	1,727,053	1,807,880
Aspect Software, Inc. Electronics	Term Loan (First Lien) — 11.3% Cash, Due 5/20	1,987,421	1,982,675	1,990,730
Asurion, LLC (fka Asurion Corporation) Insurance	Replacement B-2 Term Loan — 4.0% Cash, Due 7/20	434,119	417,800	438,528
Avis Budget Car Rental, LLC Personal Transportation	Tranche B Term Loan — 3.3% Cash, Due 3/19	4,747,663	4,764,002	4,761,527
Berry Plastics Corporation Containers, Packaging and Glass	Term G Loan — 3.5% Cash, Due 1/21	2,591,612	2,487,866	2,612,138
Burlington Coat Factory Warehouse Corporation Retail Stores	Term B-4 Loan — 3.5% Cash, Due 8/21	2,321,888	2,286,350	2,342,611
Capital Automotive L.P. Finance	Tranche B-1 Term Loan Facility — 4.0% Cash, Due 4/19	1,447,883	1,444,407	1,464,852
Capsugel Holdings US, Inc. Healthcare, Education and Childcare	New Dollar Term Loan — 4.0% Cash, Due 7/21	713,586	712,640	716,783
Cedar Fair, L.P. Leisure, Amusement, Motion Pictures, Entertainment	U.S. Term Facility — 3.3% Cash, Due 3/20	956,905	955,817	964,383
Change Healthcare Holdings, Inc. (fka Emdeon Inc.) Electronics	Term B-2 Loan — 3.8% Cash, Due 11/18	173,151	173,481	173,692
Charter Communications Operating, LLC (aka CCO Safari LLC) Broadcasting and Entertainment	Term F Loan — 3.0% Cash, Due 1/21	1,468,488	1,462,213	1,477,461
CHS/Community Health Systems, Inc. Healthcare, Education and Childcare	Incremental 2018 Term F Loan — 4.2% Cash, Due 12/18	1,034,498	493,113	1,020,057
CHS/Community Health Systems, Inc. Healthcare, Education and Childcare	Incremental 2019 Term G Loan — 3.8% Cash, Due 12/19	1,019,212	1,017,557	991,505
CHS/Community Health Systems, Inc. Healthcare, Education and Childcare	Incremental 2021 Term H Loan — 4.0% Cash, Due 1/21	2,073,288	2,055,059	2,014,117
Ciena Corporation Electronics	Term Loan — 3.8% Cash, Due 7/19	2,947,236	2,958,279	2,965,656
Commscope, Inc. Telecommunications	Tranche 4 Term Loan — 3.3% Cash, Due 1/18	111,875	111,920	112,679
Container Store, Inc., The Retail Stores	Term Facility — 4.3% Cash, Due 4/19	1,660,005	1,662,549	1,524,441
CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited) Beverage, Food and Tobacco	Term Loan (First Lien) — 5.0% Cash, Due 7/20	3,000,000	2,914,353	2,725,500
Cyanco Intermediate Corp. Chemicals, Plastics and Rubber	Term Loan — 5.5% Cash, Due 5/20	621,075	627,103	624,569
David’s Bridal, Inc. Retail Stores	Initial Term Loan — 5.3% Cash, Due 10/19	473,111	471,233	419,690
Delta 2 (Lux) S.a r.l (aka Formula One) Leisure, Amusement, Motion Pictures, Entertainment	Facility B3 (USD) — 5.1% Cash, Due 7/21	3,421,774	3,404,142	3,461,603
Dex Media, Inc. Printing and Publishing	Loan — 11.0% Cash, Due 7/21	217,160	212,886	217,974
E.W. Scripps Company, The Broadcasting and Entertainment	Tranche B Term Loan — 3.3% Cash, Due 11/20	2,575,710	2,553,469	2,588,048
Education Management II LLC Healthcare, Education and Childcare	Tranche A Term Loan — 5.5% Cash, Due 7/20	200,289	201,078	50,386

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate/Maturity	Principal	Cost	Fair Value
Education Management II LLC Healthcare, Education and Childcare	Tranche B Term Loan — 2.0% Cash, Due 7/20	$374,420	$375,734	$18,347
Electric Lightwave Holdings, Inc. (f.k.a. Integra Telecom Holdings, Inc.) Telecommunications	Term B-1 Loan — 5.3% Cash, Due 8/20	2,392,107	2,325,632	2,402,872
EnergySolutions, LLC (aka Envirocare of Utah, LLC) Ecological	Term Advance — 6.8% Cash, Due 5/20	918,742	920,945	927,930
Envigo Laboratories, Inc. (fka BPA Laboratories Inc.) Healthcare, Education and Childcare	Term Loan (First Lien) — 3.4% Cash, Due 4/20	1,743,896	1,649,728	1,534,628
Envigo Laboratories, Inc. (fka BPA Laboratories Inc.) Healthcare, Education and Childcare	Term Loan (Second Lien) — 3.4% Cash, Due 7/17	1,516,318	1,493,015	1,048,784
Essential Power, LLC Utilities	Term Loan — 4.8% Cash, Due 8/19	856,721	851,938	869,572
Evertec Group, LLC (fka Evertec, LLC) Banking, Finance, Insurance & Real Estate	Term A Loan — 2.9% Cash, Due 4/18	1,380,234	1,366,553	1,373,767
EWT Holdings III Corp. (fka WTG Holdings III Corp.) Ecological	Incremental 2016 First Lien Term Loan — 5.5% Cash, Due 1/21	2,274,670	2,285,613	2,301,693
EWT Holdings III Corp. (fka WTG Holdings III Corp.) Ecological	Term Loan (First Lien) — 4.8% Cash, Due 1/21	970,000	972,349	978,492
FCA US LLC (fka Chrysler Group LLC) Automobile	Term Loan B — 3.5% Cash, Due 5/17	4,172,621	4,156,392	4,189,562
Federal-Mogul Corporation Automobile	Tranche B Term Loan (2014) — 4.0% Cash, Due 4/18	1,550,593	1,529,850	1,550,981
Fender Musical Instruments Corporation Personal and Non Durable Consumer Products (Mfg. Only)	Initial Loan — 5.8% Cash, Due 4/19	1,759,725	1,753,723	1,737,025
Filtration Group Corporation Ecological	Term Loan (First Lien) — 4.3% Cash, Due 11/20	624,502	626,008	630,160
First Data Corporation Banking, Finance, Insurance & Real Estate	2021C New Dollar Term Loan — 3.8% Cash, Due 3/21	2,095,106	2,092,615	2,122,018
Gardner Denver, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Initial Dollar Term Loan — 4.6% Cash, Due 7/20	2,210,025	2,172,541	2,191,439
General Nutrition Centers, Inc. Retail Stores	Amended Tranche B Term Loan — 3.3% Cash, Due 3/19	4,364,001	4,365,677	4,113,071
Getty Images, Inc. Printing and Publishing	Initial Term Loan — 4.8% Cash, Due 10/19	2,601,451	2,591,053	2,278,429
Harland Clarke Holdings Corp. (fka Clarke American Corp.) Printing and Publishing	Tranche B-3 Term Loan — 7.0% Cash, Due 5/18	487,985	487,985	489,815
Harland Clarke Holdings Corp. (fka Clarke American Corp.) Printing and Publishing	Tranche B-5 Term Loan — 7.0% Cash, Due 12/19	4,450,523	4,451,323	4,484,458
HCR Healthcare, LLC Healthcare, Education and Childcare	Initial Term Loan — 5.0% Cash, Due 4/18	471,250	470,402	413,647
Hercules Achievement, Inc.(aka Varsity Brands, Inc.) Home and Office Furnishings, Housewares, and Durable Consumer Products	Initial Term Loan (First Lien) — 5.0% Cash, Due 12/21	997,455	1,007,140	1,013,913
Huntsman International LLC Chemicals, Plastics and Rubber	2015 Extended Term B Dollar Loan — 3.7% Cash, Due 4/19	1,075,034	1,045,099	1,081,081
Ineos US Finance LLC Chemicals, Plastics and Rubber	2020 Dollar Term Loan — 3.8% Cash, Due 12/20	3,944,682	3,955,292	3,969,751
Infor (US), Inc. (fka Lawson Software Inc.) Electronics	Tranche B-5 Term Loan — 3.8% Cash, Due 6/20	2,287,677	2,296,269	2,294,586
J. Crew Group, Inc. Retail Stores	Initial Loan — 4.0% Cash, Due 3/21	3,841,375	3,843,639	2,203,989

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate/Maturity	Principal	Cost	Fair Value
JBS USA Lux S.A. (fka JBS USA, LLC) Beverage, Food and Tobacco	Initial Term Loan — 3.8% Cash, Due 5/18	$4,711,566	$4,720,855	$4,729,235
KAR Auction Services, Inc. Automobile	Tranche B-2 Term Loan — 4.2% Cash, Due 3/21	243,611	246,267	246,048
Key Safety Systems, Inc. Automobile	Initial Term Loan — 5.5% Cash, Due 8/21	1,283,781	1,265,173	1,300,150
Kronos Worldwide, Inc. Diversified/Conglomerate Service	2015 Refinancing Term Loan — 4.0% Cash, Due 2/20	778,000	766,847	787,725
Las Vegas Sands, LLC Hotels, Motels, Inns, and Gaming	Refinancing Term Loan — 3.0% Cash, Due 12/20	3,168,926	3,128,432	3,189,968
LPL Holdings, Inc. Finance	2021 Tranche B Term Loan — 4.3% Cash, Due 3/21	1,911,195	1,903,632	1,933,900
MCC Iowa LLC Broadcasting and Entertainment	Tranche J Term Loan — 3.5% Cash, Due 6/21	683,429	675,784	689,836
Mediacom Illinois, LLC (fka Mediacom Communications, LLC) Broadcasting and Entertainment	Tranche F Term Loan — 3.2% Cash, Due 3/18	5,835,000	5,830,528	5,860,557
Mitchell International, Inc. Electronics	Initial Term Loan — 4.5% Cash, Due 10/20	1,979,675	1,836,869	1,986,069
National CineMedia, LLC Leisure, Amusement, Motion Pictures, Entertainment	Term Loan (2013) — 3.5% Cash, Due 11/19	1,000,000	996,689	1,009,065
NEP/NCP Holdco, Inc. Broadcasting and Entertainment	Amendment No. 4 Incremental Term Loan (First Lien) — 4.3% Cash, Due 1/20	4,211,244	4,190,414	4,237,564
OCI Beaumont LLC Chemicals, Plastics and Rubber	Term B-3 Loan — 8.0% Cash, Due 8/19	2,393,807	2,407,888	2,441,684
Onex Carestream Finance LP Healthcare, Education and Childcare	Term Loan (First Lien 2013) — 5.0% Cash, Due 6/19	2,290,548	2,301,501	2,231,372
Otter Products, LLC (OtterBox Holdings, Inc.) Consumer goods: Durable	Term B Loan — 5.8% Cash, Due 6/20	2,125,900	1,914,366	2,050,218
Pacific Drilling S.A Oil and Gas1	Term Loan — 4.5% Cash, Due 6/18	2,163,350	2,165,248	784,214
Petroleum GEO-Services ASA (PGS Finance, Inc) Oil and Gas	Extended Term Loan — 3.5% Cash, Due 3/21	4,862,500	4,862,500	3,954,841
QCE, LLC (Quiznos)(2) Personal, Food and Miscellaneous Services	Existing Term Loan — 0.0% Cash, Due 6/19	449,499	449,486	36,522
Quad/Graphics, Inc Printing and Publishing	Term B Loan — 4.3% Cash, Due 4/21	1,484,772	1,383,304	1,495,907
Regal Cinemas Corporation Leisure, Amusement, Motion Pictures, Entertainment	Refinancing Term Loan — 3.3% Cash, Due 4/22	958,853	965,417	967,756
RGIS Services, LLC Diversified/Conglomerate Service	Tranche C Term Loan — 5.5% Cash, Due 10/17	2,559,107	2,546,630	2,367,174
Select Medical Corporation Healthcare, Education and Childcare	Series E Tranche B Term Loan — 6.0% Cash, Due 6/18	2,075,986	2,069,075	2,110,582
Semiconductor Components Industries, LLC (On Semiconductor) Electronics	Term Loan — 2.6% Cash, Due 1/18	3,718,750	3,695,931	3,718,750
Sensata Technologies B.V. (Sensata Technologies Finance Company, LLC) Electronics	Sixth Amendment Term Loan — 3.0% Cash, Due 10/21	534,542	531,559	538,885
SGS Cayman, L.P. Diversified/Conglomerate Service	Initial Cayman Term Loan — 6.0% Cash, Due 4/21	132,834	131,878	131,090
Sinclair Television Group, Inc. Broadcasting and Entertainment	New Tranche B Term Loan — 3.0% Cash, Due 4/20	66,296	66,296	66,379
Steinway Musical Instruments, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Loan (First Lien) — 4.8% Cash, Due 9/19	1,991,985	1,981,249	1,922,265
Sutherland Global Services Inc. Diversified/Conglomerate Service	Initial U.S. Term Loan — 6.0% Cash, Due 4/21	570,647	566,540	563,157
Toys ‘R’ US-Delaware, Inc. Retail Stores	Term B-2 Loan — 5.3% Cash, Due 5/18	1,488,194	1,428,809	1,406,716

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate/Maturity	Principal	Cost	Fair Value
Transdigm Inc. Aerospace and Defense	Tranche C Term Loan — 4.0% Cash, Due 2/20	$3,752,368	$3,715,669	$3,785,782
Tribune Media Company (fka Tribune Company) Broadcasting and Entertainment	Term B Loan — 3.8% Cash, Due 12/20	2,078,894	2,066,155	2,099,943
Tronox Pigments (Netherlands) B. V. Chemicals, Plastics and Rubber	New Term Loan — 4.5% Cash, Due 3/20	2,473,836	2,467,847	2,487,058
United Air Lines, Inc. (fka Continental Airlines, Inc.) Personal Transportation	Class B Term Loan — 3.3% Cash, Due 4/19	2,034,432	2,036,638	2,049,374
Univision Communications Inc. Broadcasting and Entertainment	Replacement First-Lien Term Loan (C-4) — 4.0% Cash, Due 3/20	3,204,971	3,189,172	3,226,716
Valeant Pharmaceuticals International, Inc. Healthcare, Education and Childcare	Series C-2 Tranche B Term Loan — 5.3% Cash, Due 12/19	1,339,121	1,306,042	1,339,241
Walter Investment Management Corp. Finance	Tranche B Term Loan — 4.8% Cash, Due 12/20	2,454,158	2,447,189	2,349,243
WESCO Distribution, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Tranche B-1 Loan — 4.0% Cash, Due 12/19	206,786	205,914	207,497
West Corporation Diversified/Conglomerate Service	Refinanced Term B-14 Loan — 3.3% Cash, Due 6/21	5,472,534	5,451,789	5,489,663
Windstream Services, LLC (fka Windstream Corporation) Telecommunications	Tranche B-5 Term Loan — 3.5% Cash, Due 8/19	5,893,671	5,893,671	5,908,405
Zekelman Industries, Inc. (fka JMC Steel Group, Inc.) Mining, Steel, Iron and Non-Precious Metals	Term Loan — 6.0% Cash, Due 6/21	1,287,097	1,281,369	1,301,576
Total Investment in Debt Securities		177,257,703	175,174,493	170,702,652

Equity Securities Portfolio

Portfolio Company/Principal Business	Equity Investment	Shares	Cost	Fair Value
Education Management Corporation Healthcare, Education and Childcare	Series A-1 Preferred Shares	2,670	—	748
Dex Media, Inc. Printing and Publishing	Common Stock	59,785	—	149,462
QCE, LLC (Quiznos)- Retail Stores	New Common Stock	1,256	—	314
Total Investment in Equity Securities			—	150,524

CLO Securities Portfolio

Portfolio Company	CLO Investment	Principal	Cost	Fair Value
MDPK 2007-4A(1) CLO Rated Notes	Floating – 03/2021 – D – 55817UAF7	2,000,000	2,000,000	1,931,600
TRAL 2007-1A(1) CLO Rated Notes	Floating – 04/2022 – C – 89288BAG6	3,000,000	3,000,000	2,924,700
TRAL 2007-1A(1) CLO Rated Notes	Floating – 04/2022 – D – 89288AAA1	1,000,000	1,000,000	975,500
Total Investment in CLO Rated Notes		6,000,000	6,000,000	5,831,800
Total Investments			$181,174,493	$176,684,976

(1)	Investment in a Collateralized Loan Obligation Fund
(2)	Loan on non-accrual status

See accompanying notes to the financial statements.

Katonah 2007-I CLO Ltd.

SCHEDULE OF INVESTMENTS
As of December 31, 2015

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Fair Value
AdvancePierre Foods, Inc. Beverage, Food and Tobacco	Term Loan (First Lien) — 5.8% Cash, Due 7/17	$2,469,655	$2,484,379	$2,465,790
Allison Transmission, Inc. Automobile	Term B-3 Loan — 3.5% Cash, Due 8/19	4,720,274	4,688,227	4,698,160
Aramark Corporation Diversified/Conglomerate Service	U.S. Term F Loan — 3.3% Cash, Due 2/21	2,526,481	2,443,445	2,506,484
Armstrong World Industries, Inc.(3) Buildings and Real Estate(3)	Term Loan B — 3.5% Cash, Due 3/20	972,500	972,500	967,638
Ascena Retail Group, Inc. (Anntaylor Retail, Inc.) Retail Stores	Tranche B Term Loan — 5.3% Cash, Due 8/22	2,000,000	1,846,016	1,880,000
Asurion, LLC (fka Asurion Corporation) Insurance	Incremental Tranche B-1 Term Loan — 5.0% Cash, Due 5/19	1,121,067	1,095,258	1,053,456
Avis Budget Car Rental, LLC Personal Transportation	Tranche B Term Loan — 3.0% Cash, Due 3/19	1,544,939	1,534,683	1,543,324
Belfor USA Group Inc. Ecological	Tranche B Term Loan — 3.8% Cash, Due 4/19	1,611,699	1,615,203	1,601,626
Berry Plastics Corporation Containers, Packaging and Glass	Term E Loan — 3.8% Cash, Due 1/21	2,591,612	2,507,141	2,559,386
Burlington Coat Factory Warehouse Corporation Retail Stores	Term B-3 Loan — 4.3% Cash, Due 8/21	2,321,888	2,290,743	2,298,669
Capital Automotive L.P. Finance	Tranche B-1 Term Loan Facility — 4.0% Cash, Due 4/19	1,267,378	1,260,465	1,268,170
Capsugel Holdings US, Inc. Healthcare, Education and Childcare	Initial Term Loan — 3.5% Cash, Due 8/18	721,164	719,601	710,123
Cedar Fair, L.P. Leisure, Amusement, Motion Pictures, Entertainment	U.S. Term Facility — 3.3% Cash, Due 3/20	966,429	964,983	969,449
Celanese US Holdings LLC Chemicals, Plastics and Rubber	Dollar Term C-3 Loan — 2.5% Cash, Due 10/18	1,251,599	1,214,068	1,254,509
Cequel Communications, LLC Broadcasting and Entertainment	Term Loan — 3.8% Cash, Due 2/19	1,879,918	1,871,491	1,854,070
Charter Communications Operating, LLC (aka CCO Safari LLC) Broadcasting and Entertainment	Term F Loan — 3.0% Cash, Due 1/21	1,483,706	1,475,779	1,457,370
CHS/Community Health Systems, Inc. Healthcare, Education and Childcare	Incremental 2018 Term F Loans — 3.7% Cash, Due 12/18	1,209,226	258,686	1,195,368
CHS/Community Health Systems, Inc. Healthcare & Pharmaceuticals	Incremental 2019 Term G Loan — 3.8% Cash, Due 12/19	1,062,209	1,059,907	1,038,145
CHS/Community Health Systems, Inc. Healthcare, Education and Childcare	Incremental 2021 Term H Loan — 4.0% Cash, Due 1/21	2,160,738	2,137,064	2,131,415
Ciena Corporation Electronics	Term Loan — 3.8% Cash, Due 7/19	2,977,387	2,992,956	2,953,195
Commscope, Inc. Telecommunications	Tranche 4 Term Loan — 3.3% Cash, Due 1/18	261,875	262,083	261,057
Consolidated Communications, Inc. Telecommunications	Initial Term Loan — 4.3% Cash, Due 12/20	2,917,802	2,898,785	2,903,227
Container Store, Inc., The Retail Stores	Term Facility — 4.3% Cash, Due 4/19	1,678,935	1,682,649	1,553,015
ConvaTec Inc. Healthcare, Education and Childcare	Dollar Term Loan — 4.3% Cash, Due 6/20	1,162,658	1,165,259	1,145,223
Crown Castle Operating Company(3) Buildings and Real Estate(3)	Extended Incremental Tranche B-2 Term Loan — 3.0% Cash, Due 1/21	2,888,746	2,878,350	2,881,235
David’s Bridal, Inc. Retail Stores	Initial Term Loan — 5.3% Cash, Due 10/19	477,723	475,142	397,942

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Fair Value
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Tranche B Term Loan — 2.4% Cash, Due 4/16	$2,242,828	$2,242,828	$2,242,827
Delta 2 (Lux) S.a r.l (aka Formula One) Leisure, Amusement, Motion Pictures, Entertainment	Facility B3 (USD) — 4.8% Cash, Due 7/21	3,421,774	3,400,280	3,319,121
Delta Air Lines, Inc. Personal Transportation	2014 Term B-2 Loan — 2.7% Cash, Due 4/16	3,402,908	3,406,970	3,397,583
Dex Media West LLC Printing and Publishing	New Term Loan — 8.0% Cash, Due 12/16	695,444	692,438	379,017
DJO Finance LLC Healthcare, Education and Childcare	Initial Term Loan — 4.3% Cash, Due 6/20	1,955,250	1,980,808	1,908,813
Drumm Investors LLC (aka Golden Living) Healthcare, Education and Childcare	Term Loan — 6.8% Cash, Due 5/18	3,731,318	3,718,832	3,689,341
Education Management II LLC(2) Healthcare, Education and Childcare	Tranche A Term Loan — 5.5% Cash, Due 7/20	200,289	201,304	50,071
Education Management II LLC(2) Healthcare, Education and Childcare	Tranche B Term Loan — 8.5% Cash, Due 7/20	350,666	352,357	37,872
Envigo Laboratories, Inc. (fka BPA Laboratories Inc.) Healthcare, Education and Childcare	Term Loan (First Lien) — 2.8% Cash, Due 7/17	1,743,896	1,663,494	1,409,286
Envigo Laboratories, Inc. (fka BPA Laboratories Inc.) Healthcare, Education and Childcare	Term Loan (Second Lien) — 2.8% Cash, Due 7/17	1,516,318	1,446,409	1,232,009
Essential Power, LLC Utilities	Term Loan — 4.8% Cash, Due 8/19	932,448	925,235	921,668
FCA US LLC (fka Chrysler Group LLC) Automobile	Term Loan B — 3.5% Cash, Due 5/17	3,067,549	2,960,527	3,061,797
Federal-Mogul Corporation Automobile	Tranche B Term Loan (2014) — 4.0% Cash, Due 4/18	1,566,456	1,529,147	1,415,191
Fender Musical Instruments Corporation Personal and Non Durable Consumer Products (Mfg. Only)	Initial Loan — 5.8% Cash, Due 4/19	1,884,150	1,874,862	1,867,664
First Data Corporation Banking, Finance, Insurance & Real Estate	2018 New Dollar Term Loan — 3.9% Cash, Due 3/18	2,903,500	2,900,493	2,870,632
First Data Corporation Banking, Finance, Insurance & Real Estate	New 2022B Dollar Term Loan — 4.2% Cash, Due 7/22	2,546,500	2,546,500	2,513,714
Gardner Denver, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Initial Dollar Term Loan — 4.3% Cash, Due 7/20	2,232,868	2,184,383	2,016,838
General Nutrition Centers, Inc. Retail Stores	Amended Tranche B Term Loan — 3.3% Cash, Due 3/19	870,762	873,222	848,997
Getty Images, Inc. Printing and Publishing	Initial Term Loan — 4.8% Cash, Due 10/19	2,910,000	2,894,196	1,847,850
Harland Clarke Holdings Corp. (fka Clarke American Corp.) Printing and Publishing	Tranche B-2 Term Loan — 5.9% Cash, Due 6/17	2,414,520	2,417,333	2,342,084
Harland Clarke Holdings Corp. (fka Clarke American Corp.) Printing and Publishing	Tranche B-3 Term Loan — 7.0% Cash, Due 5/18	943,396	943,396	940,472
HCA Inc. Healthcare, Education and Childcare	Tranche B-4 Term Loan — 3.4% Cash, Due 5/18	2,932,500	2,893,337	2,932,515
HCR Healthcare, LLC Healthcare, Education and Childcare	Initial Term Loan — 5.0% Cash, Due 4/18	476,250	474,710	452,142
Hertz Corporation, The Personal Transportation	Tranche B-1 Term Loan — 3.8% Cash, Due 3/18	3,894,660	3,894,343	3,891,252
Hertz Corporation, The Personal Transportation	Tranche B-2 Term Loan — 3.0% Cash, Due 3/18	953,050	950,930	946,198
Huntsman International LLC Chemicals, Plastics and Rubber	2015 Extended Term B Dollar Loan — 3.3% Cash, Due 4/19	2,719,781	2,610,970	2,678,304
Ineos US Finance LLC Chemicals, Plastics and Rubber	2020 Dollar Term Loan — 3.8% Cash, Due 12/20	6,376,839	6,398,337	6,137,707
Infor (US), Inc. (fka Lawson Software Inc.) Electronics	Tranche B-5 Term Loan — 3.8% Cash, Due 6/20	2,352,008	2,363,429	2,214,321

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Fair Value
Integra Telecom Holdings, Inc. Telecommunications	Term B-1 Loan — 5.3% Cash, Due 8/20	$416,454	$417,393	$404,377
International Architectural Products, Inc.(2) Mining, Steel, Iron and Non-Precious Metals	Term Loan — 0.0% Cash, Due 5/15	81,467	81,467	326
J. Crew Group, Inc. Retail Stores	Initial Loan — 4.0% Cash, Due 3/21	3,880,774	3,883,610	2,528,324
Jarden Corporation Personal and Non Durable Consumer Products (Mfg. Only)	New Tranche B Term Loan — 3.0% Cash, Due 3/18	4,769,734	4,749,934	4,773,216
JBS USA, LLC Beverage, Food and Tobacco	Initial Term Loan — 3.8% Cash, Due 5/18	861,507	860,028	859,353
JMC Steel Group, Inc. Mining, Steel, Iron and Non-Precious Metals	Term Loan — 4.8% Cash, Due 4/17	1,293,564	1,291,965	1,251,524
Jo-Ann Stores, Inc. Retail Stores	Term B Loan — 4.0% Cash, Due 3/18	941,546	943,733	885,054
KAR Auction Services, Inc. Automobile	Tranche B-1 Term Loan — 3.1% Cash, Due 3/17	679,145	680,354	679,430
KAR Auction Services, Inc. Automobile	Tranche B-2 Term Loan — 3.5% Cash, Due 3/21	3,407,047	3,453,066	3,402,788
Key Safety Systems, Inc. Automobile	Initial Term Loan — 4.8% Cash, Due 8/21	1,364,058	1,340,031	1,329,956
Kronos Incorporated Diversified/Conglomerate Service	Incremental Term Loan (First Lien) — 4.5% Cash, Due 10/19	978,389	975,600	964,941
Landry’s Inc. (fka Landry’s Restaurants, Inc.) Beverage, Food and Tobacco	B Term Loan — 4.0% Cash, Due 4/18	1,538,848	1,548,166	1,533,324
Las Vegas Sands, LLC Hotels, Motels, Inns, and Gaming	Term B Loan — 3.3% Cash, Due 12/20	3,201,595	3,172,481	3,174,782
Live Nation Entertainment, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Term B-1 Loan — 3.5% Cash, Due 8/20	472,878	471,316	472,434
LPL Holdings, Inc. Finance	2021 Tranche B Term Loan — 4.3% Cash, Due 3/21	1,930,500	1,921,055	1,901,543
MCC Iowa LLC Broadcasting and Entertainment	Tranche J Term Loan — 3.8% Cash, Due 6/21	690,439	680,992	685,046
Mediacom Illinois, LLC (fka Mediacom Communications, LLC) Broadcasting and Entertainment	Tranche F Term Loan — 2.9% Cash, Due 3/18	5,895,000	5,886,840	5,801,063
National CineMedia, LLC Leisure, Amusement, Motion Pictures, Entertainment	Term Loan (2013) — 3.2% Cash, Due 11/19	1,000,000	995,545	996,250
NBTY, INC. Personal and Non Durable Consumer Products (Mfg. Only)	Term B-2 Loan — 3.5% Cash, Due 10/17	3,391,643	3,392,700	3,351,791
NEP/NCP Holdco, Inc.- Broadcasting and Entertainment	Amendment No. 4 Incremental Term Loan (First Lien) — 4.3% Cash, Due 1/20	2,454,312	2,435,744	2,313,189
Newsday, LLC Printing and Publishing	Term Loan — 3.9% Cash, Due 10/16	3,984,627	3,989,720	3,989,608
Nielsen Finance LLC (VNU, Inc.) Broadcasting and Entertainment	Class B-1 Term Loan — 2.5% Cash, Due 5/17	5,402,525	5,407,617	5,400,283
NRG Energy, Inc. Utilities	Term Loan (2013) — 2.8% Cash, Due 7/18	955,481	954,306	932,191
OCI Beaumont LLC Chemicals, Plastics and Rubber	Term B-3 Loan — 6.5% Cash, Due 8/19	2,486,113	2,518,346	2,510,974
Omnova Solutions, Inc. Chemicals, Plastics and Rubber	Term B-1 Loan — 4.3% Cash, Due 5/18	359,276	358,928	358,827
Onex Carestream Finance LP Healthcare, Education and Childcare	Term Loan (First Lien 2013) — 5.0% Cash, Due 6/19	2,429,369	2,445,779	2,200,608
Pacific Drilling S.A Oil and Gas	Term Loan — 4.5% Cash, Due 6/18	2,185,768	2,189,041	961,738
PetCo Animal Supplies, Inc. Retail Stores	New Loan — 4.0% Cash, Due 11/17	5,328,526	5,297,286	5,321,359

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Fair Value
Petroleum GEO-Services ASA (PGS Finance, Inc) Oil and Gas	Extended Term Loan — 3.3% Cash, Due 3/21	$4,912,500	$4,912,500	$3,468,225
PQ Corporation Chemicals, Plastics and Rubber	2014 Term Loan — 4.0% Cash, Due 8/17	4,916,982	4,915,840	4,887,013
QCE, LLC (Quiznos)(2) Personal, Food and Miscellaneous Services	Existing Term Loan — 0.0% Cash, Due 9/20	449,499	449,486	59,932
Quikrete Holdings, Inc.(3) Buildings and Real Estate(3)	Initial Loan (First Lien) — 3.0% Cash, Due 9/20	2,230,000	2,218,850	2,208,748
R.H. Donnelley Inc. Printing and Publishing	Loan — 9.8% Cash, Due 4/22	421,935	420,869	181,565
Regal Cinemas Corporation Leisure, Amusement, Motion Pictures, Entertainment	Term Loan — 3.8% Cash, Due 11/17	963,677	969,660	962,728
Revlon Consumer Products Corporation Personal and Non Durable Consumer Products (Mfg. Only)	Replacement Term Loan — 3.3% Cash, Due 12/18	4,480,361	4,498,987	4,476,150
Reynolds Group Holdings Inc. Containers, Packaging and Glass	Incremental U.S. Term Loan — 4.5% Cash, Due 10/17	2,058,619	2,058,619	2,042,109
RGIS Services, LLC Diversified/Conglomerate Service	Tranche C Term Loan — 5.5% Cash, Due 11/18	2,597,871	2,569,219	1,850,983
RPI Finance Trust Healthcare, Education and Childcare	Term B-3 Term Loan — 3.3% Cash, Due 6/18	2,487,277	2,506,353	2,483,385
Schaeffler AG (formerly named INA Beteiligungsgesellschaft mit beschränkter Haftung) Automobile	Facility B-USD — 4.3% Cash, Due 5/20	1,015,385	1,020,391	1,018,685
Select Medical Corporation Healthcare, Education and Childcare	Series E Tranche B Term Loan — 5.0% Cash, Due 1/18	2,104,406	2,092,431	2,091,254
Semiconductor Components Industries, LLC (On Semiconductor) Electronics	Term Loan — 2.1% Cash, Due 10/21	4,593,750	4,537,373	4,455,938
Sensata Technologies B.V. (Sensata Technologies Finance Company, LLC) Electronics	Sixth Amendment Term Loan — 3.0% Cash, Due 4/20	560,135	556,355	551,851
Sinclair Television Group, Inc. Broadcasting and Entertainment	New Tranche B Term Loan — 3.0% Cash, Due 9/19	66,983	66,865	65,978
Steinway Musical Instruments, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Loan (First Lien) — 4.8% Cash, Due 3/19	2,000,000	1,985,239	1,972,500
Telesat Canada Telecommunications	U.S. Term B-2 Loan — 3.5% Cash, Due 12/17	2,960,078	2,937,884	2,920,605
TPF Generation Holdings, LLC Utilities	Term Loan — 4.8% Cash, Due 2/20	188,393	182,268	168,611
TransDigm Inc. Aerospace and Defense	Tranche C Term Loan — 3.8% Cash, Due 3/20	3,791,455	3,742,603	3,708,251
Tronox Pigments (Netherlands) B. V. Chemicals, Plastics and Rubber	New Term Loan — 4.5% Cash, Due 2/20	2,499,471	2,487,925	2,224,005
TWCC Holding Corp. Broadcasting and Entertainment	Term B-1 Loan — 5.8% Cash, Due 3/20	2,924,754	2,905,902	2,926,318
Univision Communications Inc. Broadcasting and Entertainment	Replacement First-Lien Term Loan — 4.0% Cash, Due 12/19	3,239,279	3,218,251	3,176,113
UPC Financing Partnership Broadcasting and Entertainment	Facility AH — 3.3% Cash, Due 6/21	700,000	704,142	688,517
Valeant Pharmaceuticals International, Inc. Healthcare, Education and Childcare	Series C-2 Tranche B Term Loan — 3.8% Cash, Due 10/19	1,389,000	1,343,190	1,344,205
Vertafore, Inc. Electronics	Term Loan (2013) — 4.3% Cash, Due 11/19	892,097	892,097	885,964
VFH Parent LLC Finance	Term Loan (2013) — 5.3% Cash, Due 12/20	985,103	994,592	980,177
Walter Investment Management Corp. Finance	Tranche B Term Loan — 4.8% Cash, Due 12/19	2,454,158	2,445,426	2,124,393
WESCO Distribution, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Tranche B-1 Loan — 3.8% Cash, Due 6/18	$249,643	$248,233	$248,551

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Fair Value
West Corporation Diversified/Conglomerate Service	Term B-10 Loan — 3.3% Cash, Due 7/17	3,776,796	3,756,691	3,722,844
WideOpenWest Finance, LLC Telecommunications	Term B-1 Loan 2013 — 3.8% Cash, Due 8/19	4,724,229	4,740,543	4,598,234
Windstream Services, LLC (fka Windstream Corporation) Telecommunications	Tranche B-5 Term Loan — 3.5% Cash, Due 2/17	5,954,430	5,954,430	5,801,848
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Term Loan — 6.0% Cash, Due 2/20	1,829,576	1,825,076	1,767,828
Zuffa, LLC Leisure, Amusement, Motion Pictures, Entertainment	Initial Term Loan — 3.8% Cash, Due 6/19	2,294,791	2,287,980	2,242,011
Total Investment in Debt Securities		246,578,754	244,325,246	234,403,150

Equity Securities Portfolio

Portfolio Company/Principal Business	Equity Investment	Shares	Cost	Value(2)
Education Management Corporation(2)	Series A-1 Preferred Shares	2,670	$—	$2,670
QCE, LLC (Quiznos)(2)	New Common Stock	1,256	—	160
Total Investment in Equity Securities (100% of net asset value at fair value)			$—	$2,830

CLO Securities Portfolio

Portfolio Company	CLO Investment	Principal	Cost	Value
APID 2007-5A(1) CLO Rated Notes	Floating – 04/2021 – D – 03761XAG5	$1,000,000	$1,000,000	$963,108
HLCNL 2007-2A(1) CLO Rated Notes	Floating – 04/2021 – D – 40537AAA3	3,000,000	2,968,134	2,902,077
MDPK 2007-4A(1) CLO Rated Notes	Floating – 03/2021 – D – 55817UAF7	2,000,000	2,000,000	1,869,623
NAVIG 2007-2A(1) CLO Rated Notes	Floating – 04/2021 – D – 63937HAD0	3,000,000	3,000,000	2,910,373
TRAL 2007-1A(1) CLO Rated Notes	Floating – 04/2022 – C – 89288BAG6	3,000,000	3,000,000	2,778,118
TRAL 2007-1A(1) CLO Rated Notes	Floating – 04/2022 – D – 89288AAA1	1,000,000	1,000,000	937,226
Total Investment in CLO Rated Notes		13,000,000	12,968,134	12,360,525
Total Investments		$259,578,754	$257,293,380	$246,766,505

(1)	Investment in a Collateralized Loan Obligation Fund
(2)	Loan on non-accrual status
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Katonah 2007-I CLO LTD. (the “Fund”) is an exempted company incorporated in November 15, 2006 with limited liability under the laws of the Cayman Islands for the sole purpose of investing in broadly syndicated loans, high-yield bonds and other credit instruments. The Fund is what is commonly known as a collateralized loan obligation fund (“CLO Fund”).

A CLO Fund generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated note securities to finance the purchase of those investments. Investments purchased by a CLO Fund are governed by extensive investment guidelines, including limits on exposure to any single industry or issuer and limits on the ratings of the CLO Fund’s assets. A CLO Fund has a defined investment period during which it is allowed to make investments or reinvest capital as it becomes available.

A CLO Fund typically issues multiple tranches of debt and subordinated note securities with varying ratings and levels of subordination to finance the purchase of their underlying investments. Interest and principal payments (net of designated CLO Fund expenses) from the CLO Fund are paid to each issued security in accordance with an agreed upon priority of payments, commonly referred to as the “waterfall.” The most senior notes, generally rated AAA/Aaa, commonly represent the majority of the total liabilities of the CLO Fund. AAA/Aaa notes are issued at a specified spread over LIBOR and normally have the first claim on the earnings on the CLO Fund’s investments after payment of certain fees and expenses. Lower subordinated “mezzanine” tranches of rated notes generally have ratings ranging from AA/Aa to BB/Ba and are usually issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each tranche is typically only entitled to a share of the earnings on the CLO Fund’s investments if the required interest and principal payments have been made on the more senior tranches in the waterfall. The most junior tranche can take the form of either subordinated notes or preferred shares. The subordinated notes or preferred shares generally do not have a stated coupon but are entitled to residual cash flows from the CLO Fund’s investments after all of the other tranches of notes and certain other fees and expenses are paid.

On January 23, 2008, the Fund sold $323.9 million of notes or debt securities, consisting of Class A-1L Floating Rate Notes, Class A-2L Floating Rate Notes, Class A-3L Floating Rate Notes, Class B-1L Floating Rate Notes, Class B-2L Floating Rate Notes (“Class B-2L Notes”) and preferred shares. The notes were issued pursuant to an indenture, dated January 23, 2008 (the “Indenture”), with U.S. Bank National Association servicing as the trustee thereunder. KCAP Financial, Inc. (“KCAP Financial”) owns all of the preferred shares of Katonah 2007-I CLO LTD. The Fund’s defined investment period ended on April 22, 2014. Following the defined investment period, proceeds from principal payments in the investment portfolio of the Fund are used to pay down its outstanding notes, starting with Class A notes.

Pursuant to a collateral management agreement (the “Collateral Management Agreement”), Katonah 2007-1 Management, L.L.C. (the “Manager”), which is an indirect wholly-owned portfolio company of KCAP Financial, provides investment management services to the Fund, and makes day-to-day investment decisions concerning the assets of the Fund. The Manager also performs certain administrative services on behalf of the Fund under the Collateral Management Agreement. The Manager is a registered investment adviser under the Investment Advisers Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Combination

The financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). In the opinion of the Manager’s management, the financial statements of the Fund reflect all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial condition and results of operations for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

All of the investments held and notes issued by the Fund are presented at fair value in the Fund’s Statements of Net Assets.

Investments of the Fund at Fair Value.  Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method. Investments held by the Fund are stated at fair value. ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), requires among other things, disclosures about assets and liabilities that are measured and reported at fair value.

Hierarchy of Fair Value Inputs.  The provisions of ASC 820-10 establish a hierarchy that prioritizes inputs to valuation techniques used to measure fair value and require companies to disclose the fair value of their financial instruments according to the fair value hierarchy (i.e., Level 1, 2 and 3 inputs, as defined). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Additionally, companies are required to provide additional disclosure regarding instruments in the Level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities.

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 Inputs:

Quoted prices (unadjusted) in active markets for identical assets or liabilities at the reporting date.

•	Level 1 assets may include listed mutual funds, ETFs, equities and certain derivatives.
Level 2 Inputs:

Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; quotes from pricing services or brokers, for which the Manager can determine that orderly transactions took place at the quoted price or that the inputs used to arrive at the price were observable; and inputs other than quoted prices that are observable, such as models or other valuation methodologies.

•	Level 2 assets in this category may include debt securities, bank loans, short-term floating rate notes and asset-backed securities, restricted public securities valued at a discount, as well as over the counter derivatives, including interest and inflation rate swaps and foreign currency exchange contracts that have inputs to the valuations that generally can be corroborated by observable market data.
Level 3 Inputs:

Unobservable inputs for the valuation of the asset or liability, which may include non-binding broker quotes. Level 3 assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation.

•	Level 3 assets in this category may include general and limited partnership interests in private equity funds, funds of private equity funds, real estate funds, hedge funds, and funds of hedge funds, direct private equity investments held within consolidated funds, bank loans, bonds issued by CLO Funds and certain held for sale real estate disposal assets.
•	Level 3 liabilities included in this category include borrowings of consolidated collateralized loan obligations valued based upon non-binding broker quotes or discounted cash flow model based on a discount margin calculation.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Significance of Inputs:

The Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Valuation of Portfolio Investments.  Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued based on detailed analyses prepared by management, and, in certain circumstances, may utilize third parties with valuation expertise. The Manager follows the provisions of ASC 820-10 with respect to preparing the Fund’s financial statements. This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. ASC 820-10 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820-10, the FASB has issued various staff positions clarifying the initial standard as noted below.

Fair Value Measurements and Disclosures requires the disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The Manager’s valuation methodology and procedures for investments held by the Fund are generally as follows:

1.	For any asset which is also held by KCAP Financial on the applicable date, the KCAP Financial fair value mark as of such applicable date is used.
2.	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by the Manager’s management within the framework of ASC 820-10.
3.	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Manager’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team. Generally, such fair values are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.
4.	Preliminary valuation conclusions are discussed and documented by the Manager’s management.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

5.	Illiquid loans, junior and mezzanine securities and investments in other CLO bonds are fair valued using models developed by the Manager’s management with applicable market assumptions.
6.	The Manager’s management discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, and estimates from independent valuation firms (if any).

Debt Securities.  Most of the Fund’s investment portfolio is composed of broadly syndicated debt securities for which an independent pricing service quote is available. To the extent that the investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity.

CLO Fund Securities.  The Fund may selectively invest in securities issued by CLO Funds managed by other asset management companies. For bond rated tranches of CLO Funds (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash.  Cash is defined as demand deposits. The Fund holds its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Debt at Fair Value.  The Fund has issued rated and unrated bonds to finance its operations. Debt is presented at fair value.

Interest Income.  Interest income is recorded on the accrual basis on interest-bearing assets. The Fund generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if Manager otherwise does not expect the debtor to be able to service its debt obligations.

Management Fees.  The Fund is externally managed by the Manager pursuant to the Collateral Management Agreement. As compensation for the performance of its obligations under the Collateral Management Agreement, the Manager is entitled to receive from the Fund a senior collateral management fee (the “Senior Collateral Management Fee”), a subordinated collateral management fee (the “Subordinated Collateral Management Fee”) and an incentive collateral management fee (the “Incentive Collateral Management Fee”).The Senior Collateral Management Fee is payable in arrears quarterly (subject to availability of funds and to the satisfaction of payment obligations on the debt obligations of the Fund (the “Priority of Payments”)) in an amount equal to 0.10% per annum of the aggregate principal amount of the Fund’s investments. The Subordinated Collateral Management Fee is payable in arrears quarterly (subject to availability of funds and to the Priority of Payments) in an amount equal to 0.15% per annum of the aggregate principal amount of the Fund’s investments. The Incentive Collateral Management Fee equals 20% of the amount of interest and principal payments remaining available for distribution to the holders of the Fund’s preferred shares under the Priority of Payments at which the Incentive Collateral Management Fee may be paid. For the years ended December 31, 2016, 2015 and 2014, there were no Incentive Fees incurred by the Fund.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Interest Expenses.  The Fund has issued rated and unrated bonds to finance its operations. Interest on debt is calculated by the third party trustee of the Fund. Interest is accrued and generally paid quarterly.

Trustee Fees.  The Fund has a third party trustee that is the custodian for all investments of the Fund and receives and disburses all cash in accordance to the trustee and custodial agreements. Trustee fees are accrued and paid quarterly by the Fund.

Income Taxes.  The Fund is not subject to net income taxation in the United States or the Cayman Islands. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

3. INVESTMENTS

The investments held by the Fund are primarily invested in senior secured bank loans (typically syndicated by banks), bonds, and equity securities. Bank loan investments, which comprise the majority of the Fund’s portfolio, are senior secured corporate loans from a variety of industries, including but not limited to the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas, and finance industries. The investments mature at various dates between 2017 and 2022, pay interest at Libor or Prime plus a spread of up to 1.5%, and typically range in credit rating categories from BBB down to unrated. Non-accrual loans represented less than 1% of investments at fair value as of December 31, 2016 and December 31, 2015. The aggregate unpaid principal value of loans past due as of December 31, 2016 and December 31, 2015 was approximately $449,000 and $1.1 million, respectively and the difference between fair value and the unpaid principal balance was approximately $413,000 and $934,000, respectively. The Fund’s investments are valued based on price quotations provided by an independent third-party pricing source which are indicative of traded prices and/or dealer price quotations. In the event that a third-party pricing source is unable to price an investment, other relevant factors, data and information are considered, including: i) information relating to the market for the investment, including price quotations for and trading in the investment and interest in similar investments and the market environment and investor attitudes towards the investment and interests in similar investments; ii) the characteristics of and fundamental analytical data relating to the investment, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the loan and any related agreements, and the position of the loan in the issuer’s debt structure; iii) the nature, adequacy and value of the senior secured corporate loan’s collateral, including the CLO’s rights, remedies and interests with respect to the collateral; iv) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the business, cash flows, capital structure and future prospects; v) the reputation and financial condition of the agent and any intermediate participants in the senior secured corporate loan; and vi) general economic and market conditions affecting the fair value of the senior secured corporate loan.

The debt issued by the Fund has a stated maturity date of April 23, 2022. The Fund’s debt was issued in various tranches with different risk profiles and ratings. The interest rates are variable rates based on Libor plus a pre-defined spread, which varies from 0.85% for the more senior tranches to 5% for the more subordinated tranches. The debt issued by the Fund is recorded at fair value using an income approach, driven by cash flows expected to be received from the portfolio collateral assets. Fair value is determined using current information, notably market yields and projected cash flows of collateral assets based on forecasted default and recovery rates that a market participant would use in determining the current fair value of the liabilities, taking into account the overall credit quality of the issuers and the Manager’s past experience in managing similar securities. Market yields, default rates and recovery rates used in the Manager’s estimate of fair value vary based on the nature of the investments in the underlying collateral pools. In periods of rising market yields, default rates and lower debt recovery rates, the fair value, and therefore the carrying value, of the liabilities may be adversely affected. Once the undiscounted cash flows of the collateral assets have been determined, the Manager applies appropriate discount rates that a market participant would use to determine the discounted cash flow valuation of the notes.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS  – (continued)

The carrying value of investments held and debt issued by the Fund is also their fair value. The following tables present the fair value hierarchy levels of investments held and debt issued by the Fund, which are measured at fair value as of December 31, 2016 and December 31, 2015:

December 31, 2016
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments	$176,684,976	—	—	$176,684,976
Liabilities:
CLO Fund Liabilities	$208,812,164	—	—	$208,812,164

December 31, 2015
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments	$246,766,505	—	—	$246,766,505
Liabilities:
CLO Fund Liabilities	$261,433,473	—	—	$261,433,473

The following tables show a reconciliation of the beginning and ending fair value measurements for Level 3 assets using significant unobservable inputs:

For the year ended December 31, 2016
Beginning balance	$246,766,505
Purchase of investments	82,554,227
Proceeds from sale and redemption of investments	(159,676,298)
Net Realized and Unrealized (losses)	7,040,542
Ending balance	$176,684,976
Changes in unrealized appreciation (depreciation) included in earnings related to investments still held at reporting date	$3,636,405

For the year ended December 31, 2015
Beginning balance	$273,373,948
Purchase of investments	93,243,381
Proceeds from sale and redemption of investments	(113,199,395)
Net realized and unrealized (losses)	(6,651,429)
Ending balance	$246,766,505
Changes in unrealized appreciation (depreciation) included in earnings related to investments still held at reporting date	$(5,313,969)

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS  – (continued)

As of December 31, 2016, the Manager’s Level 3 portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Valuation Technique	Unobservable inputs	Range of Inputs
Debt Securities	$3,787,243	Income Approach	Implied Effective Discount Rate	6.72% – 7.89%
	166,915,409	Market Quote	Third-Party Bid-Ask Mid	4.9% – 102.0%
Equity Securities	150,524	Market Quote	Third-Party Bid-Ask Mid	0.25 – 2.50
CLO Fund Securities	5,831,800	Discounted Cash Flow	Discount Rate	3.52% – 5.57%
	$176,684,976

As of December 31, 2015, the Manager’s Level 3 portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Valuation Technique	Unobservable inputs	Range of Inputs
Debt Securities	234,403,150	Market Quote	Third-Party Bid-Ask Mid	10.8% – 101.0%
Equity Securities	2,830	Market Quote	Third-Party Bid-Ask Mid	0.13 – 1.0
CLO Fund Securities	12,360,525	Discounted Cash Flow	Discount Rate	3.82% – 5.89%
	$246,766,505

The following tables show a reconciliation of the beginning and ending fair value measurements for Level 3 liabilities using significant unobservable inputs:

For the year ended December 31, 2016
Beginning balance	$261,433,473
Repayments	(54,179,244)
Unrealized depreciation	1,557,935
Ending balance	$208,812,164
Changes in unrealized appreciation (depreciation) included in earnings related to liabilities still held at reporting date	$1,557,935

For the year ended December 31, 2015
Beginning balance	$290,699,426
Repayments	(23,002,449)
Unrealized depreciation	(6,263,504)
Ending balance	$261,433,473
Changes in unrealized appreciation included in earnings related to liabilities still held at reporting date	$(6,263,504)

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS  – (continued)

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below.

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

The Fund’s debt is presented at fair value with the difference between principal and fair value recorded as unrealized gain/loss. The par amount of the Fund’s debt is approximately $220 million and $274 million as of December 31, 2016 and December 31, 2015, respectively.

The Manager has determined that, although the junior tranches have certain characteristics of equity, they should be accounted for and disclosed as debt on the Fund’s Statement of Net Assets, as the subordinated and income notes have a stated maturity indicating a date for which they are mandatorily redeemable. The preference shares are also classified as debt, as they are mandatorily redeemable upon liquidation or termination of the Fund.

4. INCOME TAXES

Under the current laws, the Fund is not subject to net income taxation in the United States or the Cayman Islands. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

Pursuant to ASC Topic 740, Accounting for Uncertainty in Income Taxes, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) relating to accounting for uncertainty in income taxes which clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements and applies to all open tax years as of the effective date. As of December 31, 2016 and 2015 there was no impact to the financial statements as a result of the Fund’s accounting for uncertainty in income taxes. The Fund does not have any unrecognized tax benefits or liabilities for the years ended December 31, 2016, 2015 and 2014. Also, the Fund recognizes interest and, if applicable, penalties for any uncertain tax positions, as a component of income tax expense. No interest or penalty expense was recorded by the Fund for the years ended December 31, 2016, 2015 and 2014.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

5. DEBT

On January 23, 2008, the Fund issued $323.9 million of notes or debt securities, consisting of the Class A-1L Floating Rate Notes, the Class A-2L Floating Rate Notes, the Class A-3L Floating Rate Notes, the Class B-1L Floating Rate Notes, the Class B-2L Floating Rate Notes and the preferred shares. The notes were issued pursuant to the Indenture. The table below sets forth certain information for each outstanding class of debt securities issued pursuant to the Indenture.

Title of Debt Security	Principal Amount	Amount Outstanding	Interest Rate	Maturity	Fair Value
Class A-1L Floating Rate Notes	$122,686,300	$122,686,300	LIBOR + 0.85%	April 23, 2022	$122,673,114
Class A-2L Floating Rate Notes	26,000,000	26,000,000	LIBOR + 1.50%	April 23, 2022	26,062,401
Class A-3L Floating Rate Notes	18,000,000	18,000,000	LIBOR + 2.00%	April 23, 2022	18,059,400
Class B-1L Floating Rate Notes	11,000,000	11,000,000	LIBOR + 3.00%	April 23, 2022	11,025,300
Class B-2L Floating Rate Notes	10,500,000	10,500,000	LIBOR + 5.00%	April 23, 2022	10,538,850
Preferred Shares	31,411,736	31,411,736	N/A	April 23, 2022	20,453,099
	$219,598,036	$219,598,036			$208,812,164

During 2016 and 2015, approximately $54 million and $23 million of the Class A-1L Floating Rate Notes was repaid in the normal course of business of the Fund, respectively.

6. COMMITMENTS AND CONTINGENCIES

As of December 31, 2016 and 2015 the Fund had no commitments to fund investments.

7. CAPITALIZATION

The authorized share capital of the Fund is $32,250, consisting of 250 ordinary shares of $1.00 par value, each of which are issued and fully paid, and 32,000,000 preferred shares, 31,411,736 of which are issued and fully paid. The ordinary shares that have been issued are held by Maples Finance Limited, a licensed trust company incorporated in the Cayman Islands, as the trustee pursuant to the terms of a charitable trust. The preferred shares that have been issued by the Fund are owned by KCAP Financial. The preferred shares are classified as debt in the Fund’s financial statements, as they are mandatorily redeemable upon liquidation or termination of the Fund.

8. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions occurring subsequent to December 31, 2016 for items that should potentially be recognized or disclosed in these financial statements. Management has determined that there are no material subsequent events that would require adjustment to, or disclosure in, these financial statements.

Prospectus

      , 2017

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th of June 2017.

KCAP FINANCIAL, INC.

By:	/s/ Dayl W. Pearson Name: Dayl W. Pearson Title: President and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Dayl W. Pearson and Edward U. Gilpin and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on June 8, 2017. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date
/s/ Dayl W. Pearson Dayl W. Pearson	President and Chief Executive Officer; Director (principal executive officer)	June 8, 2017
/s/ Edward U. Gilpin Edward U. Gilpin	Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)	June 8, 2017
/s/ Christopher Lacovara Christopher Lacovara	Director	June 8, 2017
/s/ C. Michael Jacobi C. Michael Jacobi	Director	June 8, 2017
/s/ Dean C. Kehler Dean C. Kehler	Director	June 8, 2017
/s/ Albert G. Pastino Albert G. Pastino	Director	June 8, 2017
/s/ C. Turney Stevens, Jr. C. Turney Stevens, Jr.	Director	June 8, 2017
/s/ John A. WArd, III John A. Ward, III	Director	June 8, 2017

2. Exhibits

Exhibit Number	Description
a	Form of Certificate of Incorporation.(1)
b	Bylaws, as amended and restated effective February 29, 2012.(2)
d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share.(3)
d.2	Form of Base Indenture between the Company and U.S. Bank National Association.(17)
d.3	Statement of Eligibility of Trustee on Form T-1.*
d.4	Form of First Supplemental Indenture between the Company and U.S. Bank National Association relating to the 7.375% Notes Due 2019.(17)
d.5	Form of Note (Filed as Exhibit A to Form of First Supplemental Indenture referred to in Exhibit d.4).
e	Form of Dividend Reinvestment Plan.(4)
h.1	Form of Underwriting Agreement.**
i.1	KCAP Financial, Inc. 2017 Equity Incentive Plan.(5)
i.2	Form of Company Non-Qualified Stock Option Certificate.(4)
i.3	Form of Restricted Stock Award Agreement.(6)
i.4	KCAP Financial, Inc. 2017 Non-Employee Director Plan.(7)
j	Custodian Agreement by and among the Company and U.S. Bank National Association.(8)
k.1	Form of Overhead Allocation Agreement between the Company and Katonah Debt Advisors, LLC.(9)
k.2	Form of Executive Employment Agreement, dated May 5, 2015.(10)
k.3	Purchase Agreement, dated June 16, 2013, by and among KCAP Financial, Inc., KCAP Senior Funding I Holdings, LLC, KCAP Senior Funding I, LLC and Guggenheim Securities, LLC.(11)
k.4	Master Loan Sale Agreement, dated June 18, 2013, by and among KCAP Financial, Inc., KCAP Senior Funding I Holdings, LLC and KCAP Senior Funding I, LLC.(12)
k.5	Indenture, dated June 18, 2013, by and between KCAP Senior Funding I, LLC and U.S. Bank National Association.(13)
k.6	Collateral Management Agreement, dated June 18, 2013, by and between KCAP Senior Funding I, LLC and KCAP Financial, Inc.(14)
k.7	Collateral Administration Agreement, dated June 18, 2013, by and among KCAP Senior Funding I, LLC, KCAP Financial, Inc. and U.S. Bank National Association.(15)
k.8	Form of Employee Restricted Stock Award Agreement.(16)
k.9	Form of Executive Restricted Stock Award Agreement.(23)
k.10	Upsize Purchase Agreement, dated as of December 4, 2014, by and among KCAP Financial, Inc., KCAP Senior Funding I Holdings, LLC, KCAP Senior Funding I, LLC and Guggenheim Securities, LLC.(18)
k.11	Subordinated Note Purchase Agreement, dated as of December 8, 2014, by and between KCAP Senior Funding I Holdings, LLC and KCAP Senior Funding I, LLC.(19)
k.12	First Supplemental Indenture, dated as of December 8, 2014, among KCAP Senior Funding I, LLC and U.S. Bank National Association.(20)
k.13	Form of Indemnification Agreement for Officers and Directors of the Company.(21)
l	Opinion of Eversheds Sutherland (US) LLP, counsel to the Company.**
n.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to the report dated March 9, 2017, relating to KCAP Financial, Inc.*
n.2	Consent of Ernst & Young LLP, Independent Auditors, with respect to the report dated March 9, 2017, relating to Asset Manager Affiliates.*
n.3	Consent of Ernst & Young LLP, Independent Auditors, with respect to the report dated March 9, 2017, relating to Katonah 2007-I CLO.*
r	Code of Ethics of the Company adopted under Rule 17j-1.(22)
99.1	Statement of Computation of Ratios of Earnings of Fixed Charges.**

*	Filed herewith.
**	To be filed by amendment.
***	Previously filed as an exhibit hereto.
(1)	Incorporated by reference to exhibit (a) included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714).
(2)	Incorporated by reference to Exhibit 3.1of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(3)	Incorporated by reference to exhibit (d)(1) included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714).
(4)	Incorporated by reference to Exhibit 10.3 of the Quarterly Report, as filed August 6, 2014 (File No. 814-00735.
(5)	Incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-8, as filed on June 8, 2017 (File No. 333-218594).
(6)	Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).
(7)	Incorporated by reference to Exhibit 4.4 included in the Registration Statement on Form S-8, as filed on June 8, 2017 (File No. 333-218594).
(8)	Incorporated by reference to exhibit (j) included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(9)	Incorporated by reference to exhibit (k)(5) included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(10)	Incorporated by reference to Exhibit 10.1 of the Quarterly Report on Form 10-Q, as filed on May 6, 2015 (File No. 814-00735).
(11)	Incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K, as filed on June 18, 2013 (File No. 814-00735).
(12)	Incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K, as filed on June 18, 2013 (File No. 814-00735).
(13)	Incorporated by reference to Exhibit 10.3 of Current Report on Form 8-K, as filed on June 18, 2013 (File No. 814-00735).
(14)	Incorporated by reference to Exhibit 10.4 of Current Report on Form 8-K, as filed on June 18, 2013 (File No. 814-00735).
(15)	Incorporated by reference to Exhibit 10.5 of Current Report on Form 8-K, as filed on June 18, 2013 (File No. 814-00735).
(16)	Incorporated by reference to Exhibit 10.3 of the Quarterly Report on Form 10-Q, as filed on August 6, 2014 (File No. 814-00735).
(17)	Incorporated by reference to exhibit included in the Registration Statement in Form N-2, as filed on October 3, 2012 (file No. 333-183032).
(18)	Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on December 9, 2014 (File No. 814-00735).
(19)	Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on December 9, 2014 (File No. 814-00735).
(20)	Incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K, as filed on December 9, 2014 (File No. 814-00735).
(21)	Incorporated by reference to the exhibit included in the Pre-Effective Amendment No. 3 on Form N-2, as filed on November 24, 2006 (File No. 333-136714).
(22)	Incorporated by reference to exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(23)	Incorporated by reference to Exhibit 10.4 of the Quarterly Report on Form 10-Q, as filed on August 6, 2014 (File No. 814-00735).

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by the Registrant in connection with an offering:

	Amount
SEC registration fee	$28,975	*
FINRA filing fee	38,000	**
Accounting fees and expenses	50,000
Legal fees and expenses	100,000
Printing expenses	45,000
NASDAQ Listing Fee	65,000
Total	$326,975

The amounts set forth above, with the exception of the Securities and Exchange Commission fee, are in each case estimated. All of the expenses set forth above will be borne by the Registrant. The SEC registration fee has been previously paid.

*	This amount has been offset against filing fees previously paid with respect to unsold securities registered under a previous registration statement.
**	This amount has been partially offset against filing fees previously paid with respect to unsold securities registered under a previous registration statement.

Item 28. Persons Controlled by or Under Common Control

The following table sets forth each of the Registrant’s direct and indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Registrant in such subsidiary.

Katonah Debt Advisors, L.L.C.(1)(3)	Delaware
Kohlberg Capital Funding LLC I	Delaware
KCAP Senior Funding I Holdings, LLC	Delaware
KCAP Senior Funding I, LLC(4)	Delaware
Katonah Management Holdings LLC(1)	Delaware
Katonah X Management LLC(1)(2)	Delaware
Katonah 2007-I Management LLC(1)(2)	Delaware
Commodore Holdings, L.L.C.(1)	Delaware
Trimaran Advisors, L.L.C.(1)(3)	Delaware
Trimaran Advisors Management(1)(3)	Delaware

(1)	Represents a wholly-owned portfolio company that is not consolidated for financial reporting purposes.
(2)	A wholly-owned subsidiary of Katonah Management Holdings LLC.
(3)	A wholly-owned subsidiary of Commodore Holdings, L.L.C.
(4)	A wholly-owned subsidiary of KCAP Senior Funding I Holdings, LLC.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at June 5, 2017.

Title of Class	Number of Record Holders
Common Stock	26

Item 30. Indemnification

The information contained under the heading “Management — Limitation on Liability of Directors and Officers and Indemnification” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $10 million.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

The Registrant maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1)	The Registrant, 295 Madison Avenue, 6th Floor, New York, New York 10017;
(2)	The Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110; and
(3)	The Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	We hereby undertake to suspend any offering of our common stock until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this Registration Statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.
(2)	We hereby undertake:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
1.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
2.	to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and
3.	to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

(b)	for the purpose of determining any liability under the Securities Act, that each such post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d)	for the purpose of determining liability under the Securities Act to any purchaser, that if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this Registration Statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e)	for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, regardless of the underwriting method used to sell such securities to the purchaser, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
1.	any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
2.	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and
3.	any other communication that is an offer in the offering made by us to the purchaser.
(f)	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event our shares of common stock are trading below our net asset value per share and either (i) we receive, or have been advised by our independent registered accounting firm that we will receive, an audit report reflecting substantial doubt regarding our ability to continue as a going concern or (ii) we have concluded that a fundamental change has occurred in our financial position or results of operations.
(g)	Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

(3)	We hereby undertake that:
(a)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(4)	We hereby undertake to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to our net asset value (“NAV”) per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If we file a new post-effective amendment, the threshold would reset.